As filed with the Securities and Exchange Commission on March 10, 2014

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08272

TRANSAMERICA PARTNERS PORTFOLIOS

(Exact Name of Registrant as Specified in Charter)

570 Carillon Parkway

St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq.

P.O. Box 9012

Clearwater, Florida 33758-9771

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013- December 31, 2013

Item 1: Report(s) to Shareholders. The Annual Report is attached.

TRANSAMERICA PARTNERS PORTFOLIOS

Annual Report

December 31, 2013

Proxy Voting Policies and Procedures

A description of the Transamerica Partners Portfolios’ (the “Portfolios”) proxy voting policies and procedures is included in the Statement of Additional Information (“SAI”), which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Portfolios’ website at www.transamericapartners.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Portfolios’ filing for the twelve months ended June 30, 2013 is available without charge, upon request by calling 1-800-851-9777 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolios

The Portfolios will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

While 2013 will certainly be categorized as a challenging year for fixed income investors, returns for most investment grade fixed income indices were positive for the first four months of 2013. The market lacked any real catalysts, so spread movements and interest rate changes were limited. Accommodative monetary policy and strong investor demand were dominant themes as they provided a temporary backstop for fixed income spreads.

As we moved into the spring, however, things became very challenging for fixed income markets. The U.S. economy began strengthening and the housing market showed signs of improvement. U.S. Federal Reserve (“Fed”) tapering expectations caused spreads to widen, volatility to spike, and U.S. Treasury yields to rise dramatically. In a departure from their usual relationship, the increase in U.S. Treasury yields during the second quarter coincided with a widening of credit spreads, as investors became fearful of bond outflows.

Obsession with Fed tapering was once again the dominant factor impacting fixed income returns during the third quarter, but this time with the opposite effect. Following the dramatic spread widening in May and June, markets normalized in July as market participants appeared less concerned about the effects of reduced Quantitative Easing. The Fed’s decision not to reduce their monthly bond purchases, based on their desire to see more evidence of improved economic conditions, led to a broad based rally. Fixed income returns ended the quarter in positive territory with the standout performers being high yield and residential home equity.

The euphoria was short-lived as U.S. Treasury yields again moved higher in November and December. With additional signs of economic recovery and a decline in the unemployment rate, markets considered a near-term taper more likely. Outgoing U.S. Federal Reserve Chairman Ben Bernanke and his likely successor, Vice-Chair Janet Yellen, guided the Federal Open Market Committee (“FOMC”) through their final meeting of the year on December 17-18. Unlike earlier in the year, this time, the Fed did act, announcing it would begin tapering in December with a plan to reduce their monthly bond purchases from $85 billion to $75 billion. This news, together with additional positive economic reports, caused the yield on the 10-year U.S. Treasury note to surpass 3% at year-end.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners High Quality Bond Portfolio returned 0.41%. By comparison, its benchmark, the Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 0.70%.

STRATEGY REVIEW

We made several shifts during the year to position for higher rates and wider spreads. Holdings of mortgage-backed securities increased from 18.5% to 29.8%, primarily in agency reverse mortgages (+6%) and commercial mortgage-backed securities (“CMBS”) (+5%). On the other hand, the allocation to the corporate sector fell by approximately 3% to 34%. Within corporates, we added to the real estate investment trust (“REIT”) holdings in expectation of tighter spreads.

In 2013, duration positioning was important given the volatility in interest rates. Anticipating higher rates, we kept the average portfolio duration shorter than the benchmark throughout the year. At December 31, 2013, Transamerica Partners High Quality Bond Portfolio’s (“the Portfolio”) duration was 1.62 years, versus 1.89 years for the Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index. Curve positioning was also critical. Performance was hurt during May and June when interest rates more than doubled in the three to five year part of the U.S. Treasury curve. In response, the strategy emphasized purchases of securities with maturities of three years or less.

The Portfolio’s yield advantage over the benchmark was more than enough to compensate for higher interest rates and the Portfolio’s curve exposure. Sector weightings contributed 0.63% of total return during the year, while security selection and duration positioning detracted by 0.35% and 0.21%, respectively. Corporates performed best, followed by residential mortgage-backed securities (“RMBS”), and CMBS. Several older vintage CMBS holdings were the best performers during 2013. An underweight to Treasuries and Agencies contributed 0.16% of total return.

Douglas A. Kelly, CFA

Peter S. Kaplan, CFA

Co-Portfolio Managers

Merganser Capital Management, Inc.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

MARKET ENVIRONMENT

As economic data continued its modest improvement from the onset of 2013, global markets were fixated on U.S. tapering. In the U.S., rates were pressured from early January, but resolution of fiscal negotiations in Washington and lower headline risk in Europe caused fixed income to rally from late-February to April. The U.S. 10-year yield reached its lows for the year in early May. European sovereign yields also rallied as early European bank repayment of the European Central Banks (“ECB’s”) three-year long-term refinancing operations loans signaled a significant improvement in Eurozone balance sheets since the height of the crisis. In March, Japanese Prime Minister Shinzo Abe exhibited his commitment to spurring higher inflation by nominating Haruhiko Kuroda as the new governor of the Bank of Japan, whose favor for aggressive stimulus helped to depreciate the Japanese yen (“JPY”) significantly.

The tone for global fixed income markets changed dramatically in May during the Joint Economic Committee hearings when U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke first alluded to beginning a taper before year-end, which was later reasserted in the June Federal Open Market Committee meetings. In Europe, the ECB responded to price weakness and struggling growth in May by cutting the benchmark rate 0.25% to 0.50% on the back of ECB President Mario Draghi’s expressed readiness to move deposit rates negative if warranted. In April, Governor Kuroda announced changes in the monetary policy framework to demonstrate the Bank of Japan’s commitment to spur reflation by announcing a target inflation rate of 2% within two years.

At the start of the third quarter global inflation markets reversed their sharp underperformance from the second quarter, in part due to support from global central banks. As the quarter progressed, performance of inflation-linked bonds became more mixed. Through mid-September, markets were adjusting to a Fed that was expected to commence winding down its asset purchase program, but decision to not taper and the withdrawal of Larry Summers from consideration for Chairman of the Fed caught investors off-guard. In Europe, despite the ECB’s introduction of forward guidance as a new communication tool in a bid to distance itself from the U.S. Fed and rising Treasury yields, economic data continued to push risk-free yields higher.

Not surprisingly, global central bank policy action continued to dominate price action across inflation markets in the fourth quarter. Rates were volatile as investors digested the juxtaposing forces of strong economic data, dovish language from the Fed, and the possibility of tapering. In December, the Fed announced that they would reduce their asset purchase program by $10 billion split equally between Treasuries and mortgages. In Europe, the major news in the Eurozone over the quarter was the rate cut of 0.25% from 0.50% announced by the ECB in November. Markets were taken by surprise on the announcement and this action, combined with improving growth contribution from peripheral economies, contributed to continued peripheral spread compression.

The global inflation-linked market outperformed the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, as U.S. TIPS showed greater sensitivity to Fed policy. While the U.K. Gilt market also backed up as monetary policy reversed course, European inflation markets were supported by the ECB’s accommodative stance. Excluding the U.K., given duration fears, longer duration assets tended to underperform the rest of the curve across global markets.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Inflation-Protected Securities Portfolio returned (8.26)%. By comparison, its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, returned (8.60)%.

STRATEGY REVIEW

Throughout most of the year, and particularly in the period leading up to May-June 2013, the fund was underweight real rates in the 5 to 10-year sectors of the TIPS curve. The fund benefited from this positioning in May and June, as Fed tapering fears and weak inflation data pressured the TIPS market tremendously. While being underweight breakeven inflation was the dominant expression through June, the significant re-pricing of real rates afforded the fund attractive entry points to express a more constructive view on TIPS. In the latter half of the year, the fund added longs in forward U.S. real rates (i.e. 20-year real rate, 10-years forward) as an expression of fundamental value. We believe this position offers attractive convexity in a modestly growing domestic economy.

For security selection, the fund was managed to be short off-the-run TIPS versus on-the-run TIPS, favoring the most recently issued TIPS across the curve. It has held this position since the beginning of 2013, as the changing regulatory environment and heightened pressure on dealer inventory caused significant underperformance of off-the-run issues versus their on-the-run counterparts.

In the non-United States dollar (“USD”) space, the fund’s allocation to Italian inflation-linked bonds, primarily in the two to five year portion of the curve, has contributed to performance. As the European crisis has mended and tail risk has been largely removed, there has been significant spread compression between peripheral and core issues. Despite headline political risk that had emerged

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

STRATEGY REVIEW (continued)

throughout various points in the year, Italian linkers showed strong overall performance, especially in the latter half of the year. The fund was underweight nominal U.K. Gilts as an expression that safe-haven flows would reverse as the Eurozone mends, and result in reduced institutional sponsorship. Stronger data materialized for the U.K. in the second quarter, boosting investor sentiment and leading markets to price out further Bank of England asset purchases. The strategy implemented four currency trades: short JPY vs. USD, short EU euro (“EUR”) vs. USD, short Australian dollar (“AUD”) vs. Norwegian krone (“NOK”), and short Swiss franc (“CHF”) vs. EUR. Various derivatives, including futures, forwards, options, and swaps, were utilized to attain desired portfolio positioning and each contributed positively to performance.

Martin Hegarty

Brian Weinstein

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

The year 2013 ended as it began, with the theme of uncertainty driven by global policy agendas. While 2012 ended with contention around a debt ceiling debate, potentially causing default in the world’s largest economy, much of 2013 was dominated by uncertainty around the U.S. Federal Reserve (“Fed”) policy and its impact around the globe and across asset classes. Despite this uncertainty, both 2012 and 2013 delivered outsized equity returns, bolstering a string of positive domestic equity yearly returns that now stretches into its fifth year in total return terms.

U.S. investors will remember 2013 as a year dominated by Fed policy. It was late 2012 when markets believed the Fed may start to reign in its monthly quantitative easing bond buying program (“QE”) only to have these expectations sidelined in light of the debt ceiling debate and weakening global data that hinted at an economic slowdown, rather than an acceleration that would justify tapering. With a last minute budget agreement, imminent U.S. default was avoided and despite a less than favorable economic environment, global developed equities, led by the U.S., rallied strongly in the first quarter of 2013 and throughout much of the year, with U.S. large caps returning over 32% for the year while small caps came in even stronger at nearly 39%.

Meanwhile, Europe, Japan, and the broader Europe, Australasia, Far East (“EAFE”) universe were also benefitting from easy central bank policy. Europe, recovering from the worst economic slowdown in decades driven by debt, banking and competitiveness crises in the peripheral countries, experienced its own bumps and bruises during the year. While not out of the woods, outside of a mid-year threat from Cyprus, Europe ultimately has ended the year on sounder footing and is forecast to contribute positively to global gross domestic product growth in 2014 and is attracting favorable investor attention given relatively attractive valuations and ongoing easy monetary policy.

Japan’s 2013 revival may be the most dramatic. Continuing reforms started in 2012 aimed at revitalizing the country’s faltering and deflationary domestic economy found traction in 2013. Bank of Japan President Haruhiko Kuroda and Japanese Prime Minister Shinzo Abe’s three pronged approach of monetary, fiscal and structural reform took hold, sending the domestic equity markets up over 50% in local terms and subsequently weakening the yen and forcing investors out of bonds and into risk assets, while the broader MSCI EAFE Index ended the year up a very respectable return of 23.29%.

Emerging market equities, on the other hand, viewed by economists as a potential bright spot in 2013 after closing out 2012 on a positive trajectory driven by improving economic data and investor sentiment, sold off on inflation concerns, fiscal imbalances, and fear of the effect of tighter global monetary policy. It would be until the third quarter before emerging equities posted another positive quarterly return, with the MSCI Emerging Markets Index returning (2.27)% for the year.

The impact of Fed policy and uncertainty were not confined to the equity markets, as fixed income markets around the globe kept investors on edge throughout the year. In the U.S., the push and pull around tapering expectations was the key driver of fixed income returns. Lackluster economic data along with slow job growth and benign inflation kept tapering expectations off the table for much of the year and drove 10-year interest rates as low as 1.66% in May. Rate volatility increased in early September when the Fed began to speculate that data had improved enough to begin tapering before the end of the year. Ultimately, data improved enough to compel the Fed to begin tapering in December, reducing their purchase program by $10 billion per month.

Extended forward guidance and a commitment to keep the Fed Funds rate at record lows into 2015 helped rates remain relatively orderly despite the taper announcement, with the 10-year U.S. Treasury ending the year at 3.04%. Credit markets, including high yield and loans, outperformed core assets as the search for yield led to tightening credit spreads during the year. Corporations took advantage of the strong demand, issuing record amounts of high yield and loans. Similar to their equity counterparts, emerging market bonds underperformed during the year.

Despite the persistent uncertainty throughout 2013, looking back, markets remained relatively orderly — with the exception of some pockets of stress — and volatility remained generally subdued. Realized volatilities on nearly all major asset classes were below long-term trends, while sharpe ratios (i.e., risk-adjusted returns) for many equity sectors were the highest they’ve been in decades. Loose monetary policy and the low but increasing rate environment outweighed the potential headwinds, forcing investors into risk assets and out of core fixed income.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Core Bond Portfolio (“the Portfolio”) returned (0.96)%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned (2.02)%.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

(unaudited)

STRATEGY REVIEW

For the 12-month period ended December 31, 2013, the Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Throughout the 12-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors and underweight in U.S. government-related sectors. The Portfolio benefited from exposure to high quality securitized sectors such as commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The shrinking universe of high quality product combined with investor demand for yield was supportive of the continued strong performance in these sectors. The Portfolio’s positions in non-agency mortgage-backed securities (“MBS”) also contributed positively towards performance, particularly in light of the recovering U.S. housing market. The Portfolio also benefited from its exposure to corporate credit and non-U.S. dollar-denominated securities, particularly euro-denominated sovereign and credit securities. The Portfolio’s allocations to U.S. Treasury securities, U.S. agency debentures and U.S. agency MBS detracted from performance.

We actively managed duration (sensitivity to interest rate movements) throughout the 12-month period. Relative to the benchmark index, the Portfolio maintained a short-to-neutral duration bias for most of the year. The overall impact of duration and curve positioning on performance for the 12-month period was neutral. We tactically managed corporate credits, taking advantage of opportunities in the industrials and high yield sectors. We added to positions in CMBS and ABS, while maintaining liquidity in the Portfolio through core allocations to agency MBS and U.S. Treasuries.

At period end, the Portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly overweight in CMBS and ABS. Within the government sectors, the Portfolio was underweight U.S. Treasuries and agency debentures and held a neutral weighting in agency MBS. The Portfolio also held an out-of-index allocation to non-agency residential MBS and high yield corporate credit. The Portfolio ended the period with a neutral duration relative to the benchmark index.

The Portfolio held derivatives during the period as a part of the investment strategy. Derivatives are used by the Portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Options and swaps contributed to performance, while futures and forwards detracted from returns.

Bob Miller

Rick Rieder

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

Thanks to the combination of moderate economic growth, the improving health of many high-yield companies’ balance sheets, a low default rate and favorable market technical factors, high yield bonds posted solid gains for the year ended December 31, 2013.

The fundamental credit backdrop for high-yield issuers remained solid, with most company balance sheets benefiting from solid earnings growth, previous efforts to reduce debt and the ability to refinance in a lower rate environment. Default rates continue to remain benign.

Although increasingly strong economic reports made a near term taper — in which the U.S. Federal Reserve (“Fed”) could curtail its bond buying stimulus programs — more likely and renewed the specter of higher interest rates, it also fueled investors’ appetite for risk. As a result, high-yield bonds outpaced higher quality securities during the fourth quarter. Furthermore, high yield bonds — with their lower sensitivity to interest rate risk — held growing appeal to investors worried about higher interest rates. At the same time, the supply of high-yield bonds remained steady in the fourth quarter leading to a record yearly volume.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners High Yield Bond Portfolio (“the Portfolio”) returned 7.48%. By comparison, its benchmark, the Bank of America Merrill Lynch High Yield Master II Index, returned 7.42%.

STRATEGY REVIEW

The Portfolio finished off the year strong. Credit selection was the main driver of returns for the year and this was especially true in the technology, gaming, and healthcare sectors of the market. The Portfolio also saw strong returns from its mid to longer range duration bonds (2-5 year and 5-10 year) as holdings in these categories were the top relative performers versus the Bank of America Merrill Lynch High Yield Master II Index (“the Index”) on a duration basis. When looking at credit ratings, CCC rated securities led the way for the Portfolio on both an absolute and relative performance standpoint. The Portfolio’s B rated securities also performed well as they were the second best performing rating class for the Portfolio relative to the Index. In terms of sector positioning, the Portfolio’s top sectors remained the same quarter over quarter with energy, healthcare and technology being the top three. The Portfolio did experience some performance detractors as well and they were mostly in the building materials and banks & thrifts segments of the market, as holdings in these sectors lagged the Index. The Portfolio’s BB rated positions also took away from relative performance as they returned less than the Index.

Linda Carter, CFA

Michael W. Weilheimer, CFA

Co-Portfolio Managers

Eaton Vance Management

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT

BlackRock Financial Management, Inc.

The year 2013 ended as it began, with the theme of uncertainty driven by global policy agendas. While 2012 ended with contention around a debt ceiling debate, potentially causing default in the world’s largest economy, much of 2013 was dominated by uncertainty around the U.S. Federal Reserve (“Fed”) policy and its impact around the globe and across asset classes. Despite this uncertainty, both 2012 and 2013 delivered outsized equity returns, bolstering a string of positive domestic equity yearly returns that now stretches into its fifth year in total return terms.

U.S. investors will remember 2013 as a year dominated by Fed policy. It was late 2012 when markets believed the Fed may start to reign in its monthly quantitative easing bond buying program (“QE”) only to have these expectations sidelined in light of the debt ceiling debate and weakening global data that hinted at an economic slowdown, rather than an acceleration that would justify tapering. With a last minute budget agreement, imminent U.S. default was avoided and despite a less than favorable economic environment, global developed equities, led by the U.S., rallied strongly in the first quarter of 2013 and throughout much of the year, with U.S. large caps returning over 32% for the year while small caps came in even stronger at nearly 39%.

Meanwhile, Europe, Japan, and the broader Europe, Australasia, Far East (“EAFE”) universe were also benefitting from easy central bank policy. Europe, recovering from the worst economic slowdown in decades driven by debt, banking and competitiveness crises in the peripheral countries, experienced its own bumps and bruises during the year. While not out of the woods, outside of a mid-year threat from Cyprus, Europe ultimately has ended the year on sounder footing and is forecast to contribute positively to global gross domestic product growth in 2014 and is attracting favorable investor attention given relatively attractive valuations and ongoing easy monetary policy.

Japan’s 2013 revival may be the most dramatic. Continuing reforms started in 2012 aimed at revitalizing the country’s faltering and deflationary domestic economy found traction in 2013. Bank of Japan President Haruhiko Kuroda and Japanese Prime Minister Shinzo Abe’s three pronged approach of monetary, fiscal and structural reform took hold, sending the domestic equity markets up over 50% in local terms and subsequently weakening the yen and forcing investors out of bonds and into risk assets, while the broader MSCI EAFE Index ended the year up a very respectable return of 23.29%.

Emerging market equities, on the other hand, viewed by economists as a potential bright spot in 2013 after closing out 2012 on a positive trajectory driven by improving economic data and investor sentiment sold off on inflation concerns, fiscal imbalances, and fear of the effect of tighter global monetary policy. It would be until the third quarter before emerging equities posted another positive quarterly return, with the MSCI Emerging Markets Index returning (2.27)% for the year.

The impact of Fed policy and uncertainty were not confined to the equity markets, as fixed income markets around the globe kept investors on edge throughout the year. In the U.S., the push and pull around tapering expectations was the key driver of fixed income returns. Lackluster economic data along with slow job growth and benign inflation kept tapering expectations off the table for much of the year and drove 10-year interest rates as low as 1.66% in May. Rate volatility increased in early September when the Fed began to speculate that data had improved enough to begin tapering before the end of the year. Ultimately, in December data improved enough to compel the Fed to announce tapering beginning in January reducing their purchase program by $10 billion per month.

Extended forward guidance and a commitment to keep the Fed Funds rate at record lows into 2015 helped rates remain relatively orderly despite the taper announcement, with the 10-year U.S. Treasury ending the year at 3.04%. Credit markets, including high yield and loans, outperformed core assets as the search for yield led to tightening credit spreads during the year. Corporations took advantage of the strong demand, issuing record amounts of high yield and loan. Similar to their equity counterparts, emerging market bonds underperformed during the year.

Despite the persistent uncertainty throughout 2013, looking back, markets remained relatively orderly — with the exception of some pockets of stress — and volatility remained generally subdued. Realized volatilities on nearly all major asset classes were below long-term trends, while sharpe ratios (i.e., risk-adjusted returns) for many equity sectors were the highest they’ve been in decades. Loose monetary policy and the low but increasing rate environment outweighed the potential headwinds, forcing investors into risk assets and out of core fixed income.

J.P. Morgan Investment Management Inc.

The S&P 500® finished 2013 with a return of 32.39%, posting its best performance in over a decade. In 2013, investors were bracing themselves for the “worst-case scenario” with every potential crisis. Headlines were dominated by uncertainty over the economic impact

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT (continued)

of the U.S. fiscal cliff, a fragile Italian government, a potential U.S. military attack on Syria, and a U.S. government shutdown. These and other potential headwinds were favorably resolved. Given the reduced uncertainty, U.S. equity markets rallied throughout the year with only June and August posting negative returns.

During 2013’s first few months, investors were skeptical about the prospects for global growth. U.S. economic data pointed towards moderation as the March employment report and several of the regional manufacturing surveys for April were below expectations. Headlines from overseas also signaled weakening economic activity. Chinese first-quarter gross domestic product (“GDP”) grew 7.7% year-over-year, down from the 7.9% year-over-year advance for the fourth quarter of 2012. In Europe, manufacturing Purchasing Managers Indexes (“PMIs”) remained stuck in contraction.

Chatter about when the Fed would taper the pace of its bond-buying program intensified in May. U.S. Fed Chairman Ben Bernanke, in his address to the Joint Economic Committee of Congress stated that asset purchases could be reduced over the next few meetings if data indicated it would be prudent to do so. The S&P 500® saw its largest correction of the year, from May 21st to June 24th, as the index declined 5.58%. The fixed income markets were even more volatile as the yield on the U.S. 10-year Treasury rose from 1.93% to 2.54%. The back up in bond yields brought about an intense intra-market rotation as “bond-proxy” equities, such as utilities, telecommunication services and real estate investment trusts sold off significantly while economically sensitive sectors rallied. The cyclical leadership continued throughout the year.

While markets got off to a volatile start for the year’s final quarter, they rallied into year-end. In December, the Fed announced that it would reduce the pace of asset purchases from $85 billion per month to $75 billion per month, starting in January. Data releases were also supportive of markets giving strong signals that the U.S. and global economy was accelerating going into 2014. The final estimate of third-quarter U.S. GDP increased at an annual rate of 4.1%, the largest quarterly growth rate since the fourth quarter of 2011. Overseas, manufacturing PMI surveys for the Eurozone, United Kingdom, and Japan were in expansion territory for several consecutive months.

Small-cap stocks, measured by the Russell 2000® Index, gained 38.82%, outperforming the 32.39% advance for the S&P 500®. Growth outperformed value across the large-, mid- and small-cap categories. Small-cap growth as measured by the Russell 2000® Growth Index was the top-performing equity style in 2013, returning 43.30%.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Balanced Portfolio (“the Portfolio”) returned 18.33%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the S&P 500®, returned (2.02)% and 32.39%, respectively.

STRATEGY REVIEW

BlackRock Financial Management, Inc.

For the 12-month period ended December 31, 2013, the Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. Throughout the 12-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors and underweight in U.S. government-related sectors. The Portfolio benefited from exposure to high quality securitized sectors such as commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”). The shrinking universe of high quality product combined with investor demand for yield was supportive of the continued strong performance in these sectors. The Portfolio’s positions in non-agency mortgage-backed securities (“MBS”) also contributed positively towards performance, particularly in light of the recovering U.S. housing market. The Portfolio also benefited from its exposure to corporate credit and non-U.S. dollar-denominated securities, particularly euro-denominated sovereign and credit securities. The Portfolio’s allocations to U.S. Treasury securities, U.S. agency debentures and U.S. agency MBS detracted from performance.

We actively managed duration (sensitivity to interest rate movements) throughout the 12-month period, relative to the benchmark index, the Portfolio maintained a short-to-neutral duration bias for most of the year. The overall impact of duration and curve positioning on performance for the 12-month period was neutral. We tactically managed corporate credits, taking advantage of opportunities in the industrials and high yield sectors. We added to positions in CMBS and ABS, while maintaining liquidity in the Portfolio through core allocations to agency MBS and U.S. Treasuries.

At period end, the Portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

(unaudited)

STRATEGY REVIEW (continued)

overweight in CMBS and ABS. Within the government sectors, the Portfolio was underweight U.S. Treasuries and agency debentures and held a neutral weighting in agency MBS. The Portfolio also held an out-of-index allocation to non-agency residential MBS and high yield corporate credit. The Portfolio ended the period with a neutral duration relative to the benchmark index.

The Portfolio held derivatives during the period as a part of the investment strategy. Derivatives are used by the Portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Derivatives had a positive impact on performance.

J.P. Morgan Investment Management Inc.

Stock selection in the pharmaceutical/medical technology, basic materials and retail sectors contributed to performance, while stock selection in the hardware and semiconductors, health services and systems and media sectors detracted.

Among individual stocks, biotechnology company Celgene remains one of our top long-term positions and continues to contribute to performance as its pipeline of cancer treatment drugs enjoy success in nearly all of their clinical readouts. Additionally, Celgene’s existing cancer treatment drugs, Abraxane and Revlimid, continue to be first-line therapies for breast cancer and multiple-myeloma, respectively. Within pharmaceutical/medical technology, an overweight position in Biogen IDEC added value for the year. The company received market exclusivity for multiple sclerosis drug Tecfidera in November, paving the way for its launch in markets that could account for a large proportion of future sales. As we await more clarity on the firm’s hemophilia business, we believe there is a lot of upside potential largely due to strong pipeline/launches expected in 2014. Within the retail sector, shares of global apparel company VF Corp. helped results during the fourth quarter as it reported a third-quarter earnings beat. The company continued to rally into the latter part of the year on strong growth across most of its brands, including Timberland post-merger, as expectations of a colder-than-normal winter came to fruition.

Within the pharmaceutical/medical technology sector, an underweight position in Gilead Sciences hurt performance. Shares rose after strong drug results, including Gilead’s phase III trial for its hepatitis C pill. However, we remain negative on the name due to its weak long-term pipeline and looming patent cliff. In industrial cyclicals, an underweight in Boeing weighed on returns. Boeing had an eventful year, announcing several leadership changes and two new aircraft launches, and demonstrated strong operational performance. However, we continue to believe that Boeing is building too many planes in a shifting interest-rate and fuel environment, so our long-term thesis remains intact. Within semiconductors, an overweight in Broadcom detracted from performance in the fourth quarter. The company was hurt by its wireless business, which has underperformed due to design losses in connectivity and no clear progress in developing an LTE modem. We maintain a modestly positive view of Broadcom’s broadband and networking businesses (70% of operating income), and believe that the wireless weakness is fully discounted in the current valuation.

Futures are used to hedge cash positions which are less than 5% of the Portfolio’s market value. The positions had a negligible impact on performance over the period.

Bob Miller

Rick Rieder

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Terance Chen, CFA

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Value Portfolio

(unaudited)

MARKET ENVIRONMENT

Equity markets ended the year on a high note — it was the U.S. stock market’s best year since 1997. Size and style mattered: small caps beat large caps and growth edged out value. In the broad market, the best performing sectors this year were consumer discretionary, health care, and industrials, while the worst performers were utilities and telecommunications.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Large Value Portfolio (“the Portfolio”) returned 38.08%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the S&P 500®, returned 32.53% and 32.39%, respectively.

STRATEGY REVIEW

The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach — we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has, and will, continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

Over the course of 2013, our stock selection model fired on all cylinders, with all three categories of attractiveness contributing to our positive return. Value was aided by our focus on companies that are attractive on the basis of price-to-sales. Management was supported by our efforts to quantify management efficiency and outlook. Momentum was helped by factors measuring sentiment and stability, especially among companies in the health care and consumer staples sectors. A significant portion of our results can be attributed to stock selection in the biotechnology industry, where non-benchmark holdings like United Therapeutics and Biogen Idec outperformed.

Over the course of the year, the combination of valuation, risk, and transaction costs guided the Portfolio toward the mid-cap segment of our large-cap universe, which contributed to our overall bottom-line results.

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management and earnings power.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Martha E. Ortiz

Gregory J. Rogers

R. Brian Wenzinger

Christopher J. W. Whitehead

Co-Portfolio Managers

Aronson Johnson Ortiz, LP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Core Portfolio

(unaudited)

MARKET ENVIRONMENT

Equity markets ended the year on a high note — it was the U.S. stock market’s best year since 1997. Size and style mattered: small caps beat large caps and growth edged out value. In the broad market, the best performing sectors this year were Consumer Discretionary, Health Care, and Industrials, while the worst performers were Utilities and Telecommunications.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Large Core Portfolio (“the Portfolio”) returned 37.28%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the S&P 500®, returned 33.11% and 32.39%, respectively.

STRATEGY REVIEW

The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach — we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the Russell 1000® Index with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has, and will, continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us maximize profits in our stock-selection effort.

Over the course of 2013, our stock selection model fired on all cylinders, with all three categories of attractiveness contributing to alpha. Value led the way, supported by our focus on companies that are attractive on the basis of price-to-sales. Management was aided by our efforts to quantify management efficiency and outlook. Momentum was helped by our focus on earnings estimates revision and sentiment. A significant portion of our results can be attributed to stock selection in the health care sector, where overweight positions in Biogen Idec and Celgene outperformed.

Over the course of the year, the combination of valuation, risk, and transaction costs guided the Portfolio toward the mid-cap segment of our large-cap universe, which contributed to our overall bottom-line results.

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management and earnings power.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Martha E. Ortiz

Gregory J. Rogers

R. Brian Wenzinger

Christopher J. W. Whitehead

Co-Portfolio Managers

Aronson Johnson Ortiz, LP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

The U.S. equity market advanced strongly in the 12 months ended December 31, 2013, reflecting a more optimistic economic outlook. Housing and employment indicators improved, consumer confidence rose, and strength in corporate profits continued. Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed, but to levels sufficiently expansionary, to give investors conviction that global gross domestic product, although moderating, remained in an expansionary mode. Concerns that the U.S. Federal Reserve (“Fed”) would begin scaling back its quantitative easing program took a toll in early summer. However, the market soon refocused on individual company fundamentals and showed renewed appreciation for companies with strong growth.

Wellington Management Company, LLP

Global equities surged in the first quarter of 2013 as solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the rally, which continued at a more modest pace in the second quarter. Solid gains in April and the first half of May paused following comments by U.S. Fed Chairman Ben Bernanke, which suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the economic recovery. Additionally, accommodative policy from the European Central Bank, along with encouraging economic data from China, further evidence of a European economic recovery, and solid corporate earnings contributed to a broad-based global equity rally that extended through the end of the year. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering, and the threat of another government shutdown in January of the following year.

In this environment, all ten sectors in the Russell 1000® Growth Index posted positive returns for the period. The health care (+48.2%) and consumer discretionary (+44.5%) sectors posted the largest gains, while the telecom Services (+17.4%) and consumer staples (+24.0%) sectors lagged.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Large Growth Portfolio (“the Portfolio”) returned 35.32%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 33.48% and 32.39%, respectively.

STRATEGY REVIEW

Jennison Associates LLC

The Portfolio is built from the bottom up, based on the fundamentals of individual companies. Consumer discretionary positions, which hold a major weight in the Portfolio, were strong contributors to return as both an overweight and stock selection were beneficial. Amazon.com accelerated its business investment to drive robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Substantial revenue growth reflected its efforts. Gross bookings growth increased at online travel company Priceline.com, which we believe is poised to benefit from the long-term shift to online travel spending.

Health care holdings, in particular biopharmaceutical companies, which held a meaningful weight in the Portfolio, were strong contributors to return. The Food and Drug Administration (“FDA”) approved Biogen Idec’s Tecfidera for multiple sclerosis. We believe the drug’s ease of use could support broad adoption and potential market leadership. The FDA also approved Gilead Sciences’ Sovaldi for the treatment of Hepatitis C. Many patients infected with the liver virus now will be treated with pills only, obviating injections of interferon, which often has debilitating side effects. In our opinion, Gilead’s oncology pipeline also looks promising.

Stock selection was beneficial in information technology as well. MasterCard’s strong revenue and earnings were driven by strong growth in global dollar volume and processed transactions. We expect MasterCard to continue to benefit from the long-term shift from cash to electronic credit/debit transactions. Google performed well, reflecting its competitive position, strong advertising revenue, and YouTube monetization opportunities. LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what we consider unique access to a database of active and passive job

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

candidates. Facebook, whose ad revenue advanced strongly, driven by gains in mobile, was also one of the top contributors. We view Facebook to be the world’s preeminent Internet-based social network with a dominance no rival can easily match, and a network effect that creates formidable barriers to entry.

Other information technology holdings detracted from performance. Rackspace Hosting’s difficulties were largely related to changes in its sales force structure and concerns that its business is being commoditized. Rackspace provides Web and cloud-hosting services to more than 180,000 enterprise customers. VMware was hurt by uncertainty about the timing and pace of new product revenue acceleration.

In industrials, Boeing contributed to performance as it reported strong earnings, revenue, cash flow, and margins. Of particular note, the profitability of the company’s 787 Dreamliner improved, driven by an accelerated production rate.

Portfolio holdings in energy and materials posted double-digit returns but lagged the returns of the benchmark sectors.

Wellington Management Company, LLP

The strategy’s investment process leverages the extensive research resources of Wellington Management, and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the Portfolio’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

Sector allocation, a residual of the bottom up stock selection process, contributed to performance for the year. During the period, positive relative results, due largely to an underweight position in consumer staples and an overweight position in health care, were able to offset negative relative results from an overweight position in information technology and a fractional cash position in a rising market. Security selection negatively affected the Portfolio’s relative performance, due largely to weak stock selection within the consumer discretionary and materials sectors.

The largest contributors to relative returns during the period included positions in software manufacturer Yahoo and underweight positions in IBM and Apple. Positions in aerospace firm Boeing and biopharmaceutical company Celgene also contributed positively to relative returns.

The largest relative detractors during the year included Altera and Broadcom, both semiconductor manufacturers, as well as technology hardware provider Cisco Systems. The Portfolio’s position in Allied Nevada Gold, a mining company, also detracted from relative returns during the period.

As of the end of the year, the Portfolio was most overweight in the information technology and health care sectors, and most underweight in the consumer staples and materials sectors.

Michael A. Del Balso

Spiros “Sig” Segalas

Blair A. Boyer

Co-Portfolio Managers

Jennison Associates LLC

Paul E. Marrkand, CFA

Portfolio Manager

Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Mid Value Portfolio

(unaudited)

MARKET ENVIRONMENT

Cramer Rosenthal McGlynn, LLC

Equities were far and away the best asset class for investors in 2013. The multi-year run in fixed income, gold, and other commodities came to an end. The ten-year U.S. Treasury note sold off post-U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke’s May Congressional testimony and then again later in the year as tapering became a reality. Commodities suffered along with weakness in most emerging markets and a relatively stronger U.S. dollar. The combination of increased supply and more tepid demand from emerging countries may likely keep most commodity prices contained. The lower level of inflation has boosted consumer disposable income and corporate profit margins. It also allowed the Fed to maintain quantitative easing longer than expected, and defer a plan for its gradual withdrawal well into 2014.

J.P. Morgan Investment Management Inc.

The S&P 500® finished 2013 with a return of 32.39%, posting its best performance in over a decade. In 2013, investors were bracing themselves for the “worst-case scenario” with every potential crisis. Headlines were dominated by uncertainty over the economic impact of the U.S. fiscal cliff, a fragile Italian government, a potential U.S. military attack on Syria, and a U.S. government shutdown. These and other potential headwinds were favorably resolved. Given the reduced uncertainty, U.S. equity markets rallied throughout the year with only June and August posting negative returns.

During 2013’s first few months, investors were skeptical about the prospects for global growth. U.S. economic data pointed towards moderation as the March employment report and several of the regional manufacturing surveys for April were below expectations. Headlines from overseas also signaled weakening economic activity. Chinese first-quarter gross domestic product (“GDP”) grew 7.7% year-over-year, down from the 7.9% year-over-year advance for the fourth quarter of 2012. In Europe, manufacturing Purchasing Managers Indexes (“PMIs”) remained stuck in contraction.

Chatter about when the Fed would taper the pace of its bond-buying program intensified in May. Fed Chairman Ben Bernanke, in his address to the Joint Economic Committee of Congress stated that asset purchases could be reduced over the next few meetings if data indicated it would be prudent to do so. The S&P 500® saw its largest correction of the year, from May 21 to June 24, as the index declined 5.58%. The fixed income markets were even more volatile as the yield on the U.S. 10-year Treasury rose from 1.93% to 2.54%. The back up in bond yields brought about an intense intra-market rotation as “bond-proxy” equities, such as utilities, telecommunication services and real estate investment trusts sold off significantly while economically sensitive sectors rallied. The cyclical leadership continued throughout the year.

While markets got off to a volatile start for the year’s final quarter, they rallied into year-end. In December, the Fed announced that it would reduce the pace of asset purchases from $85 billion per month to $75 billion per month, starting in January. Data releases were also supportive of markets giving strong signals that the U.S. and global economy was accelerating going into 2014. The final estimate of third-quarter U.S. GDP increased at an annual rate of 4.1%, the largest quarterly growth rate since the fourth quarter of 2011. Overseas, manufacturing PMI surveys for the Eurozone, United Kingdom, and Japan were in expansion territory for several consecutive months.

Small-cap stocks, measured by the Russell 2000® Index, gained 38.82%, outperforming the 32.39% advance for the S&P 500®. Growth outperformed value across the large-, mid- and small-cap categories. Small-cap growth as measured by the Russell 2000® Growth Index was the top-performing equity style in 2013, returning 43.30%.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Mid Value Portfolio (“the Portfolio”) returned 32.99%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 33.46%.

STRATEGY REVIEW

Cramer Rosenthal McGlynn, LLC

The combination of better business confidence and activism is very powerful for our style of investing. We seek out companies with multiple business units and overcapitalized balance sheets which are being undervalued by the market. The two sectors that influenced the strategy’s performance the most were financial services and technology. The financial services sector had the greatest positive

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Mid Value Portfolio

(unaudited)

STRATEGY REVIEW (continued)

impact on performance for the year as a result of both strong stock selection and our lack of significant exposure to real estate investment trusts (“REITs”). Conversely, stock selection within the technology sector underperformed the benchmark for the year.

Two of the positions which had the greatest positive impact on performance in 2013 were: Pentair and Tyco International. Pentair benefitted from improved investor confidence regarding the company’s 2015 growth plan, which was discussed during the quarter at both its investor day and 2014 earnings guidance call. We continue to believe the stock will experience upside from end-market acceleration, further share repurchases, and additional restructuring efforts. Tyco International posted strong quarterly results and provided 2014 guidance which, in our opinion, positions the company to exceed its long-term targets. The company continues to execute well on restructuring initiatives and deploy its substantial excess capital smartly in accretive security product deals.

Two of the positions which had the greatest negative impact on performance in 2013 were: Teradata and McGraw-Hill. Teradata was a holding which had the greatest negative impact on performance for the year. Teradata Corporation’s third quarter results missed expectations and management reduced guidance for the fourth quarter. This miss compounded what had already been a challenging year for the company as demand was impacted by weak enterprise IT spending. We believe investors remain fearful that Teradata’s core product is losing share to newer technologies. Our research indicates that the company should be a primary beneficiary once IT spending improves. In the first half of 2013, uncertainty developed around McGraw-Hill as the Department of Justice announced a major lawsuit against its S&P business. While S&P successfully defended against similar claims, the magnitude and unique method of the lawsuit increased the risk profile of the investment and we sold our shares during first quarter 2013.

J.P. Morgan Investment Management Inc.

Stock selection in the financial sector and sector allocation in the consumer discretionary sector contributed to performance. Stock selection in the industrials and information technology sectors detracted from performance.

Ameriprise, a financial advisory and asset management firm, was a major contributor to performance as rising equity prices continued to drive the company’s top- and bottom-line growth. Shares of HCP, a healthcare REIT, underperformed as fears of near-term earnings slowdown damped investor demand. We believe that HCP is expected to run into a few near-term growth constraints, including a refinancing of debt in February and the potential exercise of a buy option by one of its tenants.

Avoiding higher beta, more volatile names, within the information technology sector negatively impacted relative performance. One of the largest detractors from our relative performance was Micron Technology, which the Portfolio no longer helds as of year end.

The Portfolio continues to have a large overweight position in consumer discretionary names, while the financial sector remains the largest underweight due to an underweight to REITs based on their valuation. In the fourth quarter, we eliminated our position in the Charles Schwab Corporation, an online trading and asset management firm, and initiated a position in American Campus Communities, a student housing provider, and Legg Mason, an investment firm. We are redistributing our allocation within the financials space based on the relative valuation of the subsectors.

Jay B. Abramson

Thaddeus D. Pollock

Robert L. Rewey, III, CFA

Co-Portfolio Managers

Cramer Rosenthal McGlynn, LLC

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K. L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Mid Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The U.S. equity market finished 2013 in very strong fashion with the fourth quarter producing solid gains in stock prices. The gains were largely driven by a strengthening economy and improving corporate earnings. Many key economic data points trended higher throughout the year and point to a positive outlook going forward. The U.S. Institute for Supply Management’s (“ISM”) manufacturing Purchasing Managers Index (“PMI”), a leading indicator of corporate profit growth, gradually ticked higher in the second half of the year to 57 — a figure consistent with an extension of the approximate 4% gross domestic product (“GDP”) we saw in the third quarter. December was the seventh straight ISM reading above 50, which is the level associated with an expanding economy. The U.S. unemployment rate has also gradually improved throughout 2013 and reached a five-year low of 7% in December.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Mid Growth Portfolio (“the Portfolio”) returned 30.35%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 35.74%.

STRATEGY REVIEW

Stock selection in the consumer discretionary, consumer staples, industrials and materials sectors negatively impacted relative performance for the Portfolio, while information technology, financials, energy and health care were top sector contributors during the fourth quarter.

Given tighter discretionary spending, the holiday retail season exhibited intense price competition as retailers battled for market share. While retail sales were challenged overall, Internet sales grew over 10% year-over-year. Under Armour was the best performer in the second half due to its higher-income customer base, continued growth, and product innovation. Carter’s was the worst performer due to anticipated continued margin compression, driven by low pricing power, lower-to-middle income customer base and rising Chinese labor costs. The Fresh Market underperformed due to negative market reaction to slow growth at some of its new stores and increasing competition among premium grocers.

Software firm PTC, Inc. posted the top performance in the information technology and telecommunications sectors after beating earnings expectations in the past two quarters, driven by a rebound in Europe and solid growth in Japan and the Pacific Rim in the company’s most recent quarter. Trimble Navigation was the second-best performer with the company announcing a contract with the U.S. Marine Corps and Army in late August to provide construction grade control and survey systems worth approximately $63M in revenue over the contract’s five-year term. Internet company ValueClick was the tech sector’s worst performing stock with the company reporting quarterly sales and EPS below consensus expectations due to weaker-than-expected sales in the company’s display business as well as lackluster sales execution in the second quarter.

Global commodity prices were roughly flat in aggregate, with metals stronger and agricultural commodities lower continuing their downtrend. Crude oil was down a bit after peaking in October. Rock Tenn was a strong performer as the company began taking some capacity offline in order to better balance supply and demand.

In the health care sector, Align’s penetration outside of the U.S. was under-estimated, and the penetration was done without a substantial hit to margins. United Therapeutics had a surprise FDA approval come at the end of the year. Both health care stocks were top performers in the Portfolio.

Howard Aschwald, CFA

Portfolio Manager

Quantum Capital Management

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Value Portfolio

(unaudited)

MARKET ENVIRONMENT

Global equities surged in the first quarter as solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the rally, which continued at a more modest pace in the second quarter. Solid gains in April and the first part of May paused following comments by U.S. Federal Reserve (“Fed”) Chairman Ben Bernanke that suggested the Fed might begin to slow quantitative easing sooner than investors anticipated. Nonetheless, equities resumed their ascent in the third quarter as the surprising “no taper” decision by the Federal Open Market Committee eased near-term concerns about rapidly rising interest rates derailing the recovery. Additionally, accommodative rhetoric from the European Central Bank, along with encouraging data in China, further evidence of a European economic recovery, and solid corporate earnings contributed to a broad-based global equity rally that extended through the end of the year. In December, the year ended with an optimistic tone as investors cheered the elimination of two market overhangs: the timing of Fed tapering and the threat of another government shutdown in January.

In this environment, all ten sectors in the Russell 2000® Value Index posted positive returns for the period. The consumer discretionary (+49.4%) and health care (+47.2%) sectors posted the largest gains, while the telecom services (+6.5%) and utilities (+18.5%) sectors lagged.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Small Value Portfolio (“the Portfolio”) returned 34.10%. By comparison, its benchmark, the Russell 2000® Value Index, returned 34.52%.

STRATEGY REVIEW

The team employs a bottom-up stock selection process that utilizes Wellington Management’s proprietary, fundamental research to identify undervalued companies that have the potential for significant outperformance over time. They take a long-term approach, focusing on high-quality companies with a record of above-average rates of profitability that sell at a discount relative to their intrinsic value and the overall small cap market. Companies with a history of above-average profitability are likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of the business or otherwise benefit shareholders, such as dividend distributions and share repurchases. The quality of a company’s management, its strategic direction, and expectations with regard to the use of current and future cash flows are integral components of their valuation process.

Overweights to the health care and industrials sectors contributed most to relative performance. This was modestly offset by a frictional cash position in a rising market. Weak stock selection in the consumer discretionary and industrials sectors negatively affected the Portfolio’s relative performance.

The Portfolio’s largest contributors to relative performance during the period included Belden, a manufacturer of technology hardware, G & K Services, a supplier of uniforms and facility products, and Diamondback Energy, an oil & gas company. The Portfolio’s position in CorVel, a provider of health care management services, and in Scorpio Tankers, an operator of modern product tankers, also contributed to relative returns during the period.

The Portfolio’s largest relative detractors during the year included engineered products supplier ESCO Technologies, real estate developer and owner Campus Crest Communities, and ACCO Brands, a leading supplier of branded office products. Our positions in retail company Stage Stores and Deltic Timber, a natural resources company that focuses on the development and management of timber, also detracted from relative results during the period.

The Portfolio’s investment approach emphasizes individual stock selection; sector weights are a residual of the process. Wellington Management Company, LLP does, however, carefully consider diversification across economic sectors to limit risk. As of the end of the period, the Portfolio was most overweight the health care and industrials sectors, and most underweight financials. Based on the firm’s 2- to 3-year time horizon we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

Timothy J. McCormack, CFA

Shaun F. Pedersen

Co-Portfolio Managers

Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Core Portfolio

(unaudited)

MARKET ENVIRONMENT

The second half of 2013 saw the bulls run rampant on Wall Street, whereas the small cap market, as measured by the Russell 2000® Index, was up nearly 20% for the final six months of the year. The period was a roller coaster ride in terms of political events that were eventually resolved to the satisfaction of investors. Early in the time frame, the potential for U.S. military action in Syria weighed heavily on investor sentiment, but as the prospect of conflict faded, so too did investor concern on the issue. We also saw the federal government shut down amid yet another stalemate in Washington over the budget deficit. An eventual compromise in October, however, set the stage for a more material late-year agreement that afforded some budget certainty going forward, averting any further shutdowns in the near future. Investors clearly applauded the turn of events in Washington, as this should prove to remove one hurdle to U.S. economic growth in the quarters ahead. This late-year agreement likely played no small role in the U.S. Federal Reserve’s (“Fed”) December decision to taper its asset-purchase program. (The Fed will now buy $75 billion in Treasuries and mortgage-backed securities each month, instead of $85 billion.) Systematic Financial Management (“Systematic”) views the Fed’s move as largely symbolic, but by no means insignificant. The Fed’s policy shift signals its belief that the economy has picked up some steam, a stance Systematic shares based on its research. The housing market remains firm, and we are seeing improved strength among many of the industrial and services firms that address the housing industry. Online retailers, meanwhile, had a better holiday season than expected, a scenario that could pull through demand in parts of the domestic supply chain. We are also seeing this improvement in the financial sector, where banks posted moderately better loan growth in the fourth quarter relative to the July - September period.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Small Core Portfolio (“the Portfolio”) returned 33.62%. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the S&P 500®, returned 38.82% and 32.39%, respectively.

STRATEGY REVIEW

The Portfolio posted a strong absolute return in the second half of 2013, although it trailed the Russell 2000® Index during this time frame. Given the strong run up in the market over the period, most of the metrics that Systematic employs showed limited effectiveness in separating winners from losers, as a rising tide lifted all boats. Breaking it down, the six-month period was really a tale of the two calendar quarters from a factor performance perspective. Both quarters saw mixed results at the factor level, but in terms of which factors were effective from a stock selection standpoint, the two quarters were largely a mirror image of one another. While the third quarter saw momentum based metrics generally lead in terms of effectiveness, in the fourth quarter, it was the valuation and capital deployment frameworks that were somewhat additive to results, while momentum based metrics struggled. From a broader perspective, investors generally favored growth-oriented stocks during the latter half of the year, leading the Russell 2000® Growth Index to outperform the Russell 2000® Index by about 2.20%, and the Russell 2000® Value Index by approximately 4.42%. This type of environment serves as a headwind to Systematic’s disciplined approach, which generally favors more conservative and reasonably valued issues. From an attribution standpoint, stock selection accounted for underperformance for the period, with the Portfolio’s holdings in the health care and energy sectors detracting the most relative to the index. Conversely, its holdings in the industrials and materials sectors were additive to results. From a sector positioning standpoint, an underweight to the financial sector added value during the period. However, sector weightings in aggregate had little effect on relative results.

Eoin E. Middaugh, CFA

Portfolio Manager

Systematic Financial Management

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The market has overcome a litany of issues over the past several years, and it has consistently and significantly traded higher. We are now entering year six of this bull market and there appear to be fewer anxieties. To elaborate on why Ranger Investment Management, L.P. (“Ranger”) believes there are fewer anxieties: bond yields have increased but are not likely to go significantly higher in 2014; the yield curve is steep and there’s good availability of credit; tapering has been announced; there is recent political cooperation which lessens fiscal/governmental displacement; industrial production is increasing; unemployment is down; government is less of a drag on the economy; Europe has stabilized; and central banks remain accommodative. Each of these considerations supported better economic and financial results through 2013, and continue to do so as we enter 2014. The market responded with equities broadly stronger from both improved financial results and higher valuations. Obviously, the success of equities combined with the list of considerations above supports the increased bullishness of investors. A significant amount of dry powder remains from potential asset allocation shifts from bonds to equities, which Ranger believes could help add to gains. While Ranger would welcome continued broad gains, they believe that selectivity and quality should be the key attributes for differentiation in 2014. This serves in contrast with the risk on environment of 2013, which rewarded speculative stocks the most (details below).

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners Small Growth Portfolio (“the Portfolio”) returned 37.97%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 43.30%, respectively.

STRATEGY REVIEW

The positive considerations outlined above helped appreciate the portfolio of quality stocks by 39% over the past year. Ranger remains steadfast in positioning the Portfolio prudently within each sector from both a fundamental and valuation perspective. While the Portfolio lagged the Russell 2000® Growth Index (“the benchmark”), Ranger attributes part of that relative weakness to the speculative environment which rewarded lower quality stocks. This is evidenced by the outperformance of non-earning stocks in the benchmark, which increased on average by over 46% and represented over 19% of the index weighting. An additional drag on performance was the Portfolio’s average cash balance of 3% in 2013. Cash cost the Portfolio nearly 170 basis points and was the primary component of the detraction from performance related to allocation effect. It should also be noted that much of the underperformance for 2013 occurred in the month of December, where the Portfolio experienced a reversal in strength from consumer discretionary holdings which had outperformed previously. Additionally, many key holdings across all sectors declined modestly this last month and penalized performance.

Analyzing performance on a sector basis, the Portfolio benefited most significantly from the financial services sector, which is the largest relative overweighting versus the index. This sector averaged a 500 basis point overweight and is primarily comprised of regional banks. While overweight the index, the performance was driven by selection effect as evidenced by the 68.5% return of the Portfolio’s financial stocks compared to the 37.6% return by the index component. The sectors which underperformed the index most significantly were technology and energy. In each of these sectors the Portfolio had several holdings which penalized performance.

On a stock basis, the top ten contributors to performance were: Medidata Solutions, Private Bancorp, Enersys, Home Bancshares, Akorn, Gulfport Energy, Asbury Automotive, Deckers Outdoor, Prestige Brands and MarketAxess. These represent holdings in the healthcare, financial services, producer durables, energy and consumer discretionary sectors. The bottom ten detractors from performance were: Vocera Communications, Bioscrip, Liveperson, eHealth, IXIA, Impax Laboratories, HMS Holdings, Kraton Performance Polymers, PDC Energy and Ceva. These represent holdings in the technology, healthcare, financial services, materials and processing, and energy sectors.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners International Equity Portfolio

(unaudited)

MARKET ENVIRONMENT

Equity markets outside the U.S. continued their climb in 2013, but uncertainty about U.S. monetary policy remained high until mid-December, when the U.S. Federal Reserve (“Fed”) announced it would scale back its stimulus. Although the market stumbled on head fakes from the Fed in May and October, investors viewed the December announcement as a positive indication the world’s largest economy was finally back on its feet, and markets rallied into year-end. All of the 22 MSCI Developed-ex U.S. countries posted positive returns in both U.S. dollar and local currency terms but ranged widely from Singapore up 1.7% to Finland up 46.0%. Resource-heavy markets like the United Kingdom and Australia posted relatively light results. In Japan, where a weak Yen helped export-sensitive business, markets posted a 54.5% return in local terms, but that was reduced to 27.1% when converted to U.S. dollars. The Materials sector, where companies were burdened by low end-market commodity prices, was the only sector in the MSCI All Country World Index ex-U.S. to decline over the last twelve months. Europe was the top performing region for U.S.-dollar-based investors. Renewed faith in cyclical stocks and Financials along with speculation on increased merger and acquisition activity in Telecommunication Services were the winners there. Emerging markets stocks have underperformed as investors anticipated a slowdown in China and worried over unrest in Brazil and Thailand, among other issues.

PERFORMANCE

For the year ended December 31, 2013, Transamerica Partners International Equity Portfolio returned 13.92%. By comparison, its benchmark, the MSCI All Country World Index ex-U.S., returned 15.78%.

STRATEGY REVIEW

2013 was a banner year for stocks in developed markets around the world, and many of the positive trends remain in place. Economic performance is gradually improving in most markets, and equity valuations, while higher, remain reasonable for the most part. Even though the Fed has scaled back on quantitative easing, stimulus remains strong, and interest rates are still very low. Globally, the story is much the same, though we have seen a few central banks raise rates to stem inflation, primarily in the emerging markets. Corporate earnings have been strong but, with better investment sentiment as economies show signs of improved growth, prices have risen faster, and valuation multiples have become more expensive. This presents a more challenging environment to find attractive valuations. On a relative basis, however, non-U.S. stocks are currently trading at a discount to their U.S. peers.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Please refer to page 21 for index descriptions.

Transamerica Partners Portfolios	Annual Report 2013

Index Descriptions

(unaudited)

Index	Description

Bank of America Merrill Lynch High Yield Master II Index	The Bank of America Merrill Lynch High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index	The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than 3 years and more than 1 year.

Barclays U.S. Aggregate Bond Index	The Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

Barclays U.S. Treasury Inflation Protected Securities Index	The Barclays U.S. Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

MSCI All Country World Index ex-U.S.	The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

Russell 1000® Index	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

Russell 1000® Growth Index	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership.

Transamerica Partners Portfolios	Annual Report 2013

Index Descriptions (continued)

(unaudited)

Index	Description

Russell 2000® Growth Index	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe, and is comprised of approximately 800 of the smallest securities of the Russell 1000® based on a combination of market cap and current index membership.

Russell Midcap® Growth Index	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500®	The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

Transamerica Partners Portfolios	Annual Report 2013

Schedules of Investments Composition

At December 31, 2013

(The following charts summarize the Schedule of Investments of each portfolio by asset type)

(unaudited)

Transamerica Partners Money Market Portfolio	% of Net Assets
Commercial Paper	47.4%
Certificates of Deposit	34.5
Repurchase Agreements	11.7
Demand Note	2.0
Short-Term U.S. Government Agency Obligation	1.5
Short-Term U.S. Government Obligation	1.5
Corporate Debt Securities	1.3
Asset-Backed Security	0.1
Other Assets and Liabilities - Net	(0.0	)(A)
Total	100.0%

Transamerica Partners High Quality Bond Portfolio	% of Net Assets
Corporate Debt Securities	32.0%
Asset-Backed Securities	26.4
Mortgage-Backed Securities	15.9
U.S. Government Agency Obligations	13.5
U.S. Government Obligations	6.2
Repurchase Agreement	4.2
Securities Lending Collateral	2.0
Convertible Bond	0.9
Foreign Government Obligations	0.5
Other Assets and Liabilities - Net	(1.6)
Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio	% of Net Assets
U.S. Government Obligations	89.1%
Foreign Government Obligations	9.0
Short-Term Investment Company	2.0
Securities Lending Collateral	1.2
Purchased Swaptions	0.4
Structured Notes Debt	0.2
Purchased Option	0.1
Mortgage-Backed Security	0.0	(A)
Purchased Foreign Exchange Options	0.0	(A)
Other Assets and Liabilities - Net(B)	(2.0)
Total	100.0%

Transamerica Partners Core Bond Portfolio	% of Net Assets
U.S. Government Agency Obligations	38.8%
Corporate Debt Securities	26.0
Asset-Backed Securities	17.2
Mortgage-Backed Securities	15.5
U.S. Government Obligations	10.0
Securities Lending Collateral	6.0
Short-Term Investment Company	2.7
Foreign Government Obligations	1.3
Preferred Stocks	0.4
Municipal Government Obligations	0.3
Preferred Corporate Debt Securities	0.1
Purchased Option	0.0	(A)
Purchased Swaptions	0.0	(A)
Other Assets and Liabilities - Net(B)	(18.3)
Total	100.0%

Transamerica Partners High Yield Bond Portfolio	% of Net Assets
Corporate Debt Securities	89.0%
Loan Assignments	5.2
Repurchase Agreement	3.3
Convertible Preferred Stocks	1.0
Common Stocks	0.2
Right	0.2
Warrants	0.0	(A)
Convertible Bonds	0.0	(A)
Investment Company	0.0	(A)
Other Assets and Liabilities - Net	1.1
Total	100.0%

Transamerica Partners Balanced Portfolio	% of Net Assets
Common Stocks	59.5%
U.S. Government Agency Obligations	14.1
Corporate Debt Securities	9.7
Asset-Backed Securities	6.8
Mortgage-Backed Securities	5.9
Securities Lending Collateral	5.1
U.S. Government Obligations	4.4
Short-Term Investment Company	3.6
Repurchase Agreement	0.5
Foreign Government Obligations	0.4
Preferred Stocks	0.3
Municipal Government Obligations	0.1
Short-Term U.S. Government Obligation	0.0	(A)
Purchased Option	0.0	(A)
Preferred Corporate Debt Securities	0.0	(A)
Other Assets and Liabilities - Net(B)	(10.4)
Total	100.0%

Transamerica Partners Large Value Portfolio	% of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	8.2
Repurchase Agreement	1.2
Other Assets and Liabilities - Net	(8.1)
Total	100.0%

Transamerica Partners Large Core Portfolio	% of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	6.7
Repurchase Agreement	1.3
Other Assets and Liabilities - Net	(6.6)
Total	100.0%

Transamerica Partners Large Growth Portfolio	% of Net Assets
Common Stocks	99.5%
Securities Lending Collateral	5.9
Repurchase Agreement	0.2
Other Assets and Liabilities - Net	(5.6)
Total	100.0%

Transamerica Partners Portfolios	Annual Report 2013

Schedules of Investments Composition (continued)

At December 31, 2013

(The following charts summarize the Schedule of Investments of each portfolio by asset type)

(unaudited)

Transamerica Partners Mid Value Portfolio	% of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	6.3
Repurchase Agreement	2.3
Other Assets and Liabilities - Net	(6.7)
Total	100.0%

Transamerica Partners Mid Growth Portfolio	% of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	25.5
Repurchase Agreement	1.4
Other Assets and Liabilities - Net	(25.5)
Total	100.0%

Transamerica Partners Small Value Portfolio	% of Net Assets
Common Stocks	98.7%
Securities Lending Collateral	25.6
Repurchase Agreement	1.3
Other Assets and Liabilities - Net	(25.6)
Total	100.0%

Transamerica Partners Small Core Portfolio	% of Net Assets
Common Stocks	97.7%
Securities Lending Collateral	25.7
Repurchase Agreement	1.9
Master Limited Partnership	0.4
Other Assets and Liabilities - Net	(25.7)
Total	100.0%

Transamerica Partners Small Growth Portfolio	% of Net Assets
Common Stocks	98.0%
Securities Lending Collateral	25.6
Repurchase Agreement	1.8
Other Assets and Liabilities - Net	(25.4)
Total	100.0%

Transamerica Partners International Equity Portfolio	% of Net Assets
Common Stocks	89.4%
Repurchase Agreement	6.4
Preferred Stocks	4.0
Convertible Preferred Stock	1.5
Other Assets and Liabilities - Net	(1.3)
Total	100.0%

(A)	Percentage rounds to less than 0.1%

(B)	The Other Assets and Liabilities - Net category may include, but is not limited to, Reverse Repurchase Agreements, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITY - 0.1%
CCG Receivables Trust Series 2013-1, Class A1 0.37%, 04/14/2014 - 144A	$ 489,159	$ 489,159

Total Asset-Backed Security (cost $489,159)		489,159

CORPORATE DEBT SECURITIES - 1.3%
Commercial Banks - 1.3%
Royal Bank of Canada, Series MTN 1.13%, 01/15/2014	6,100,000	6,101,922
Standard Chartered PLC 5.50%, 11/18/2014 - 144A	6,410,000	6,690,128

Total Corporate Debt Securities (cost $12,792,050)		12,792,050

CERTIFICATES OF DEPOSIT - 34.5%
Commercial Banks - 32.6%
Bank of America 0.26%, 05/28/2014 (A)	16,000,000	16,000,000
Bank of Nova Scotia
0.19%, 03/14/2014 (A)	18,000,000	18,000,000
0.24%, 04/09/2014 (A)	15,000,000	15,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd.
0.10%, 01/02/2014 (A)	20,000,000	20,000,000
0.35%, 06/20/2014 (A)	20,000,000	20,000,000
Barclays Bank PLC 0.55%, 04/02/2014 - 144A (A) (B)	21,000,000	21,000,000
Commonwealth Bank of Australia 0.24%, 05/15/2014 - 11/24/2014 - 144A (A)	35,000,000	35,000,969
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.26%, 04/22/2014 (A)	8,000,000	8,000,518
0.37%, 07/11/2014 (A)	25,000,000	25,000,000
Korea Development Bank 0.30%, 06/10/2014 (A)	5,000,000	5,000,000
Mizuho Bank, Ltd. 0.23%, 03/12/2014 (A)	20,000,000	20,000,000
National Australia Bank, Ltd. 0.23%, 10/23/2014 (A)	9,500,000	9,500,016
PNC Bank NA 0.27%, 04/16/2014 (A)	11,000,000	11,000,000
Sumitomo Mitsui Banking Corp. 0.22%, 02/28/2014 (A)	20,000,000	20,000,000
Swedbank (Sparbank) 0.31%, 03/05/2014 (A)	10,000,000	10,001,672
US Bank NA 0.10%, 01/02/2014 (A)	43,000,000	43,000,000
Westpac Banking Corp.
0.23%, 09/25/2014 - 144A (A)	15,000,000	15,000,048
0.28%, 04/25/2014 (A)	10,000,000	10,000,000
Consumer Finance - 1.9%
Toyota Motor Credit 0.21%, 04/28/2014 (A)	18,500,000	18,500,000

Total Certificates of Deposit (cost $340,003,223)		340,003,223

COMMERCIAL PAPER - 47.4%
Commercial Banks - 13.5%
Deutsche Bank Financial LLC 0.23%, 04/30/2014 (A)	4,000,000	3,996,959

	Principal	Value
Commercial Banks (continued)
Korea Development Bank 0.40%, 05/02/2014 (A)	$ 10,000,000	$ 9,986,555
Mizuho Funding LLC
0.22%, 01/02/2014 - 144A (A)	10,000,000	9,999,940
0.25%, 01/08/2014 - 144A (A)	5,000,000	4,999,762
PNC Bank NA 0.27%, 07/23/2014 (A)	10,700,000	10,683,709
Skandinaviska Enskilda Banken AB
0.25%, 05/27/2014 - 144A (A)	5,000,000	4,994,931
0.27%, 06/02/2014 - 144A (A)	15,000,000	14,982,900
0.29%, 02/26/2014 - 144A (A)	22,000,000	21,990,076
Standard Chartered Bank
0.25%, 01/06/2014 - 144A (A)	10,000,000	9,999,653
0.28%, 09/02/2014 - 144A (A)	10,000,000	9,981,022
Standard Chartered PLC 1.19%, 05/12/2014 - 144A (A)	9,300,000	9,329,360
Sumitomo Mitsui Banking Corp.
0.15%, 02/03/2014 - 144A (A)	12,500,000	12,498,281
0.25%, 01/07/2014 - 144A (A)	10,000,000	9,999,583
Diversified Financial Services - 30.1%
BNP Paribas Finance, Inc. 0.14%, 02/06/2014 (A)	25,000,000	24,996,500
Cancara Asset Securitisation LLC 0.19%, 01/06/2014 - 144A (A)	15,000,000	14,999,604
Chariot Funding LLC 0.30%, 07/17/2014 - 144A (A)	15,000,000	14,975,375
Collateralized Commercial Paper II Co. LLC 0.40%, 06/03/2014 - 144A (A)	29,000,000	28,950,700
Fairway Finance LLC 0.20%, 02/10/2014 - 144A (A)	15,000,000	15,000,560
FCAR Owner Trust 0.16%, 02/13/2014 (A)	2,690,000	2,689,486
Gemini Securitization Corp. LLC
0.20%, 02/11/2014 - 144A (A)	7,000,000	6,998,406
0.21%, 01/06/2014 - 03/17/2014 - 144A (A)	12,500,000	12,496,573
Gotham Funding Corp.
0.16%, 01/06/2014 - 144A (A)	15,000,000	14,999,667
0.17%, 01/02/2014 - 01/07/2014 - 144A (A)	14,000,000	13,999,651
ING US Funding LLC 0.33%, 03/17/2014 (A)	20,000,000	19,986,250
Jupiter Securitization Co. LLC
0.24%, 02/10/2014 - 144A (A)	8,500,000	8,497,733
0.30%, 07/28/2014 - 144A (A)	12,000,000	11,979,200
Kells Funding LLC 0.24%, 04/16/2014 (A)	16,500,000	16,488,450
Nieuw Amsterdam Receivables Corp. 0.14%, 01/22/2014 - 144A (A)	5,000,000	4,999,592
Old Line Funding LLC 0.20%, 03/11/2014 (A)	15,000,000	14,994,250
Rabobank USA Financial Corp. 0.25%, 08/21/2014 (A)	7,000,000	6,988,722
Regency Markets No. 1 LLC 0.14%, 01/27/2014 - 144A (A)	35,000,000	34,996,461
Thunder Bay Funding LLC 0.23%, 04/24/2014 - 144A (A)	10,000,000	9,992,780
Victory Receivables Corp.
0.17%, 01/03/2014 - 01/06/2014 - 144A (A)	17,500,000	17,499,728

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Electric Utilities - 2.6%
Northeast Utilities 0.19%, 01/06/2014 - 144A (A)	$ 4,300,000	$ 4,299,887
OGE Energy Corp. 0.21%, 01/07/2014 - 144A (A)	4,100,000	4,099,856
Pacific Gas & Electric Co. 0.21%, 01/03/2014 - 144A (A)	4,300,000	4,299,950
Southern Co. Funding Corp. 0.22%, 01/16/2014 - 144A (A)	9,100,000	9,099,166
Westar Energy, Inc. 0.23%, 01/08/2014 - 144A (A)	3,500,000	3,499,843
Gas Utilities - 0.4%
South Carolina Fuel Co. 0.23%, 01/13/2014 - 144A (A)	4,300,000	4,299,670
Multi-Utilities - 0.4%
Dominion Resources, Inc. 0.25%, 01/03/2014 - 144A (A)	4,300,000	4,299,940
Oil, Gas & Consumable Fuels - 0.4%
Spectra Energy Partners, LP 0.28%, 01/13/2014 - 144A (A)	4,300,000	4,299,599

Total Commercial Paper (cost $468,170,330)		468,170,330

DEMAND NOTE - 2.0%
Goldman Sachs Co. Promissory Note 0.44%, 03/05/2014 (B)	20,000,000	20,000,000

Total Demand Note (cost $20,000,000)		20,000,000

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION - 1.5%
Freddie Mac 0.15%, 02/03/2014 (A)	15,000,000	14,998,006

Total Short-Term U.S. Government Agency Obligation (cost $14,998,006)		14,998,006

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.5%
U.S. Treasury Bill 0.09%, 06/26/2014 (A)	15,000,000	14,993,657

Total Short-Term U.S. Government Obligation (cost $14,993,657)		14,993,657

	Principal	Value
REPURCHASE AGREEMENTS - 11.7%

Barclays Capital, Inc.
0.01% (A), dated 12/31/2013, to be repurchased at $90,300,050 on 01/02/2014. Collateralized by Foreign Government Obligations and U.S. Government Agency Obligations, 0.00% - 6.51%, due 01/03/2014 - 10/16/2053, and with a total value of $ $92,106,012.

	$ 90,300,000	$ 90,300,000
Deutsche Bank AG 0.03% (A), dated 12/31/2013, to be repurchased at $25,000,042 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 0.47% - 6.25%, due 05/15/2028 - 11/15/2043, and with a total value of $ $25,500,000.	25,000,000	25,000,000
State Street Bank & Trust Co. 0.01% (A), dated 12/31/2013, to be repurchased at $156,362 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 2.50 - 3.50%, due 02/25/2042 -12/25/2042, and with a total value of $163,507.	156,362	156,362

Total Repurchase Agreements (cost $115,456,362)		115,456,362

Total Investment Securities (cost $986,902,787) (C)		986,902,787
Other Assets and Liabilities - Net - (0.0)% (D)		(40,825)

Net Assets - 100.0%		$ 986,861,962

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Asset-Backed Security	$—	$489,159	$—	$489,159
Corporate Debt Securities	—	12,792,050	—	12,792,050
Certificates of Deposit	—	340,003,223	—	340,003,223
Commercial Paper	—	468,170,330	—	468,170,330
Demand Note	—	20,000,000	—	20,000,000
Short-Term U.S. Government Agency Obligation	—	14,998,006	—	14,998,006
Short-Term U.S. Government Obligation	—	14,993,657	—	14,993,657
Repurchase Agreements	—	115,456,362	—	115,456,362
Total Investment Securities	$—	$986,902,787	$—	$986,902,787

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at December 31, 2013.
(B)	Illiquid. Total aggregate fair value of illiquid securities $41,000,000, or 4.15% of the portfolio’s net assets.
(C)	Aggregate cost for federal income tax purposes is $986,902,787.
(D)	Percentage rounds to less than 0.01%.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $435,539,753, or 44.13% of the portfolio’s net assets.
MTN	Medium Term Note

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 6.2%
U.S. Treasury Note
0.13%, 12/31/2014 (A)	$ 3,000,000	$ 2,999,064
0.25%, 02/28/2015 - 05/15/2016	15,560,000	15,538,202
0.38%, 06/30/2015	3,000,000	3,006,210
0.75%, 12/31/2017	3,460,000	3,383,230

Total U.S. Government Obligations (cost $25,002,872)		24,926,706

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.5%
Fannie Mae
2.50%, 05/15/2014	950,000	958,312
5.50%, 12/01/2022	346,315	380,722
6.00%, 07/01/2014 - 09/01/2014	6,126	6,161
Fannie Mae REMIC
4.00%, 07/25/2033	610	611
Freddie Mac
4.50%, 05/01/2023 - 09/01/2026	4,750,916	5,068,005
5.50%, 04/01/2017	91,578	96,400
Freddie Mac REMIC
3.38%, 03/15/2018	667,825	684,132
FREMF Mortgage Trust
Series 2013-K502, Class B
2.73%, 03/25/2045 - 144A (B)	1,820,000	1,791,770
Ginnie Mae
1.49%, 03/16/2043	3,861,295	3,773,952
1.78%, 09/16/2041	3,953,276	3,889,613
4.52%, 12/20/2061	2,559,430	2,783,830
4.67%, 09/20/2063	3,006,386	3,281,618
4.80%, 02/20/2063	3,729,105	4,083,828
4.95%, 05/20/2062	4,324,273	4,705,601
5.32%, 04/20/2061	2,214,429	2,427,441
5.47%, 01/20/2060	7,063,557	7,778,622
5.59%, 11/20/2059	6,239,336	6,731,283
5.65%, 06/20/2059	4,397,790	4,746,165
5.75%, 12/15/2022	527,014	588,171

Total U.S. Government Agency Obligations (cost $54,860,097)		53,776,237

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Province of Ontario Canada
2.30%, 05/10/2016 (A)	1,985,000	2,053,681

Total Foreign Government Obligations (cost $2,016,706)		2,053,681

MORTGAGE-BACKED SECURITIES - 15.9%
Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A4 4.67%, 06/11/2041	2,547,280	2,649,199
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.76%, 04/15/2044 - 144A	3,000,000	3,145,494
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class A4 5.30%, 01/15/2046 (B)	2,000,000	2,137,042
Commercial Mortgage Pass-Through Certificates Series 2012-9W57, Class A 2.37%, 02/10/2029 - 144A	4,050,000	4,143,774

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust Series 2004-GG1, Class A7 5.32%, 06/10/2036 (B)	$ 1,559,851	$ 1,568,033
Credit Suisse Commercial Mortgage Trust Series 2007-C5, Class A2 5.59%, 09/15/2040	121,228	120,951
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1
3.74%, 11/10/2046 - 144A	4,143,809	4,354,990
Series 2011-LC3A, Class A2
3.64%, 08/10/2044	1,400,000	1,470,741
Del Coronado Trust Series 2013-HDC, Class A 0.97%, 03/15/2026 - 144A (B)	2,050,000	2,040,461
GS Mortgage Securities Trust
Series 2006-GG6, Class A2
5.51%, 04/10/2038 (B)	72,779	72,766
Series 2006-GG8, Class AAB
5.54%, 11/10/2039	2,591,216	2,633,383
Series 2007-GG10, Class AAB
5.80%, 08/10/2045 (B)	3,680,125	3,813,724
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A1
1.09%, 07/15/2045	1,617,953	1,612,452
Series 2013-C17, Class A1
1.25%, 01/15/2047	3,450,000	3,436,083
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-C1, Class A3
5.79%, 02/15/2051	7,000,000	7,091,931
Series 2007-CB18, Class A3
5.45%, 06/12/2047	841,661	851,315
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2002-C2, Class E
5.55%, 12/12/2034 (B)	529,432	548,247
Series 2006-CB14, Class A4
5.48%, 12/12/2044 (B)	4,000,000	4,268,444
Series 2007-CB20, Class A3
5.82%, 02/12/2051	2,050,000	2,060,812
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2007-8, Class A2 5.86%, 08/12/2049 (B)	1,472,709	1,495,313
Merrill Lynch Mortgage Trust Series 2005-MKB2, Class A2 4.81%, 09/12/2042	15,836	15,954
ML-CFC Commercial Mortgage Trust Series 2007-7, Class ASB 5.74%, 06/12/2050 (B)	1,526,235	1,570,355
N-Star Real Estate CDO, Ltd. Series 2013-1A, Class A 2.02%, 08/25/2029 - 144A (B)	2,250,000	2,252,109
Sequoia Mortgage Trust Series 2012-2, Class A2 3.50%, 04/25/2042 (B)	493,925	496,213

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.25%, 12/15/2043	$ 1,300,269	$ 1,307,868
Series 2007-C30, Class APB
5.29%, 12/15/2043	3,250,381	3,298,617
Series 2007-C33, Class A3
5.92%, 02/15/2051 (B)	3,223,411	3,263,545
WF-RBS Commercial Mortgage Trust Series 2013-C18, Class A1 1.19%, 12/15/2046 (C)	2,000,000	1,999,990

Total Mortgage-Backed Securities (cost $64,359,339)		63,719,806

ASSET-BACKED SECURITIES - 26.4%
AmeriCredit Automobile Receivables Trust Series 2013-1, Class A3 0.61%, 10/10/2017	1,349,000	1,346,622
ARI Fleet Lease Trust Series 2012-B, Class A 0.47%, 01/15/2021 - 144A (B)	447,518	446,980
Avis Budget Rental Car Funding AESOP LLC Series 2010-5A, Class A 3.15%, 03/20/2017 - 144A	2,000,000	2,078,900
Capital One Multi-Asset Execution Trust
Series 2006-A3, Class A3
5.05%, 12/17/2018	4,000,000	4,357,492
Series 2007-A7, Class A7
5.75%, 07/15/2020 (A)	1,000,000	1,148,912
CenterPoint Energy Restoration Bond Co. LLC Series 2009-1, Class A1 1.83%, 02/15/2016	1,607,337	1,619,723
Chase Issuance Trust
Series 2012-A3, Class A3
0.79%, 06/15/2017	3,000,000	3,010,134
Series 2012-A5, Class A5
0.59%, 08/15/2017	3,875,000	3,875,430
Citibank Credit Card Issuance Trust
Series 2006-A3, Class A3
5.30%, 03/15/2018	1,905,000	2,090,596
Series 2009-A4, Class A4
4.90%, 06/23/2016	2,100,000	2,145,043
CLI Funding V LLC Series 2013-1A 2.83%, 03/18/2028 - 144A	1,017,500	990,611
CNH Equipment Trust
Series 2010-B, Class A4
1.74%, 01/17/2017	2,100,704	2,108,970
Series 2011-B, Class A4
1.29%, 09/15/2017	3,495,000	3,527,947
Series 2012-C, Class B
1.30%, 03/16/2020	640,000	638,266
Detroit Edison Securitization Funding LLC Series 2001-1, Class A6 6.62%, 03/01/2016	2,124,017	2,212,002
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 05/20/2026 - 144A	3,603,301	3,589,882

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Discover Card Execution Note Trust Series 2007-A1, Class A1 5.65%, 03/16/2020	$ 4,000,000	$ 4,580,008
Entergy Texas Restoration Funding LLC Series 2009-A, Class A1 2.12%, 02/01/2016	681,136	686,389
Fifth Third Auto Trust Series 2013-1, Class A3 0.88%, 10/16/2017	3,000,000	3,008,520
Ford Credit Auto Owner Trust
Series 2010-B, Class A4
1.58%, 09/15/2015	1,311,611	1,316,673
Series 2010-B, Class B
2.54%, 02/15/2016	5,500,000	5,600,441
Series 2013-A, Class A4
0.78%, 05/15/2018	2,600,000	2,592,483
Ford Credit Floorplan Master Owner Trust
Series 2012-4, Class B
0.94%, 09/15/2016	555,000	555,534
Series 2013-5, Class B
1.88%, 09/15/2018	1,665,000	1,679,401
GE Capital Credit Card Master Note Trust
Series 2012-1, Class A
1.03%, 01/15/2018	4,400,000	4,412,342
Series 2012-5, Class B
1.51%, 06/15/2018	1,850,000	1,862,227
GE Equipment Transportation LLC
Series 2011-1, Class A4
1.33%, 05/20/2019	400,267	400,636
Series 2013-1, Class B
1.23%, 03/24/2021	2,150,000	2,122,325
Hertz Fleet Lease Funding, LP Series 2013-3, Class A 0.72%, 12/10/2027 - 144A (B)	750,000	750,135
Huntington Auto Trust
Series 2011-1A, Class A4
1.31%, 11/15/2016 - 144A	2,000,000	2,017,912
Series 2011-1A, Class B
1.84%, 01/17/2017 - 144A	1,500,000	1,517,355
Hyundai Auto Receivables Trust
Series 2010-B, Class A4
1.63%, 03/15/2017	1,941,735	1,959,275
Series 2011-A, Class A4
1.78%, 12/15/2015	2,959,519	2,977,142
Series 2012-C, Class C
1.42%, 02/15/2019	1,010,000	1,008,963
Invitation Homes Trust Series 2013-SFR1, Class B 1.51%, 12/17/2030 - 144A (B)	1,080,000	1,081,410
John Deere Owner Trust
Series 2012-B, Class A4
0.69%, 01/15/2019	1,440,000	1,435,931
Series 2013-B, Class A3
0.87%, 08/15/2017	1,500,000	1,504,597
Macquarie Equipment Funding Trust Series 2011-A, Class A3 1.91%, 04/20/2017 - 144A	898,988	900,656

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MBNA Credit Card Master Note Trust Series 2004-B1, Class B1 4.45%, 08/15/2016	$ 1,100,000	$ 1,108,416
MMAF Equipment Finance LLC
Series 2009-AA, Class A4
3.51%, 01/15/2030 - 144A	2,984,730	3,053,248
Series 2011-AA, Class A3
1.27%, 09/15/2015 - 144A	648,733	649,480
SMART Trust
Series 2012-4US, Class A4A
1.25%, 08/14/2018	1,100,000	1,090,904
Series 2013-2US, Class A3B
0.59%, 01/14/2017 (B)	2,805,000	2,797,296
Volkswagen Auto Loan Enhanced Trust
Series 2011-1, Class A3
1.22%, 06/22/2015 (A)	459,590	460,068
Series 2013-1, Class A4
0.78%, 07/22/2019	3,850,000	3,825,318
Volvo Financial Equipment LLC Series 2012-1A, Class C 2.38%, 09/16/2019 - 144A	2,250,000	2,278,249
World Financial Network Credit Card Master Trust
Class A
1.61%, 12/15/2021 - 144A	5,000,000	4,905,720
Series 2010-A, Class A
3.96%, 04/15/2019	4,750,000	4,963,014
Series 2013-B, Class A
0.91%, 03/16/2020	560,000	556,419
World Omni Automobile Lease Securitization Trust Series 2012-A, Class B 1.49%, 02/15/2018	865,000	871,254

Total Asset-Backed Securities (cost $106,247,246)		105,717,251

CORPORATE DEBT SECURITIES - 32.0%
Aerospace & Defense - 0.3%
Lockheed Martin Corp. 2.13%, 09/15/2016	1,320,000	1,354,304
Beverages - 1.1%
Bottling Group LLC 6.95%, 03/15/2014	4,210,000	4,264,743
Capital Markets - 2.4%
Goldman Sachs Group, Inc. 3.63%, 02/07/2016	3,005,000	3,153,687
Morgan Stanley, Series MTN 6.00%, 04/28/2015	6,050,000	6,443,456
Chemicals - 0.8%
Airgas, Inc. 4.50%, 09/15/2014 (A)	3,301,000	3,386,433
Commercial Banks - 7.6%
Bank of Montreal, Series MTN 0.50%, 09/24/2015 (B)	2,010,000	2,011,055
Bank of Nova Scotia 1.28%, 01/12/2015 (B)	3,875,000	3,916,567
Credit Suisse 5.50%, 05/01/2014	4,230,000	4,298,949
Deutsche Bank AG 6.00%, 09/01/2017	2,240,000	2,558,466

	Principal	Value
Commercial Banks (continued)
Export-Import Bank of Korea 1.25%, 11/20/2015	$ 2,220,000	$ 2,226,842
KFW 1.00%, 01/12/2015	1,250,000	1,259,175
PNC Funding Corp. 2.70%, 09/19/2016	4,175,000	4,354,788
Wells Fargo Bank NA 4.75%, 02/09/2015	5,000,000	5,224,650
Westpac Banking Corp. 1.13%, 09/25/2015	4,300,000	4,346,629
Consumer Finance - 1.7%
American Express Credit Corp. 1.30%, 07/29/2016 (A)	2,175,000	2,191,830
Capital One Financial Corp.
2.13%, 07/15/2014	2,195,000	2,212,398
7.38%, 05/23/2014	2,200,000	2,256,654
Diversified Consumer Services - 0.8%
Yale University, Series MTN 2.90%, 10/15/2014	3,125,000	3,186,672
Diversified Financial Services - 5.1%
American Honda Finance Corp. 0.74%, 10/07/2016 (B)	1,235,000	1,241,423
Berkshire Hathaway, Inc. 3.20%, 02/11/2015	2,465,000	2,540,671
Citigroup, Inc. 1.70%, 07/25/2016	1,875,000	1,892,666
Ford Motor Credit Co. LLC
3.98%, 06/15/2016	1,750,000	1,860,948
4.21%, 04/15/2016	2,060,000	2,195,008
General Electric Capital Corp. 1.63%, 07/02/2015	7,700,000	7,825,133
JPMorgan Chase & Co. 2.00%, 08/15/2017	2,860,000	2,901,053
Diversified Telecommunication Services - 0.8%
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017 (A)	1,300,000	1,284,347
Verizon Communications, Inc. 1.77%, 09/15/2016 (B)	1,670,000	1,720,482
Electric Utilities - 0.5%
Hydro-Quebec 1.38%, 06/19/2017	2,160,000	2,167,324
Food & Staples Retailing - 0.3%
CVS Caremark Corp. 3.25%, 05/18/2015	1,100,000	1,137,022
Health Care Providers & Services - 0.4%
Ventas Realty, LP 1.55%, 09/26/2016	1,760,000	1,772,489
Insurance - 2.7%
Metropolitan Life Global Funding I
1.50%, 01/10/2018 - 144A	3,600,000	3,501,374
2.50%, 09/29/2015 - 144A	3,685,000	3,795,285
New York Life Global Funding 1.30%, 10/30/2017 - 144A	3,745,000	3,625,175
Machinery - 0.9%
Caterpillar, Inc. 1.38%, 05/27/2014 (A)	3,775,000	3,789,632
Media - 0.7%
Comcast Corp. 5.30%, 01/15/2014	2,600,000	2,603,817

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Office Electronics - 0.8%
Xerox Corp. 8.25%, 05/15/2014	$ 3,005,000	$ 3,085,537
Oil, Gas & Consumable Fuels - 1.9%
Shell International Finance BV 4.00%, 03/21/2014	4,025,000	4,056,951
Total Capital Canada, Ltd. 1.63%, 01/28/2014 (A)	1,960,000	1,961,695
Total Capital SA 3.00%, 06/24/2015 (A)	1,500,000	1,553,718
Pharmaceuticals - 0.5%
Novartis Capital Corp. 4.13%, 02/10/2014	2,015,000	2,022,870
Real Estate Investment Trusts - 1.3%
Health Care REIT, Inc. 6.20%, 06/01/2016	1,750,000	1,945,594
Simon Property Group, LP 5.10%, 06/15/2015 (A)	2,975,000	3,168,256
Road & Rail - 0.5%
Canadian National Railway Co. 0.44%, 11/06/2015 (B)	1,850,000	1,851,347
Wireless Telecommunication Services - 0.9%
America Movil SAB de CV 2.38%, 09/08/2016	3,618,000	3,723,537

Total Corporate Debt Securities (cost $126,539,671)		127,870,652

CONVERTIBLE BOND - 0.9%
Consumer Finance - 0.9%
American Express Credit Corp., Series MTN 2.38%, 03/24/2017	3,305,000	3,397,137

Total Convertible Bond (cost $3,299,092)		3,397,137

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (D)	7,826,473	$ 7,826,473

Total Securities Lending Collateral (cost $7,826,473)		7,826,473

	Principal	Value
REPURCHASE AGREEMENT - 4.2%
State Street Bank & Trust Co. 0.01% (D), dated 12/31/2013, to be repurchased at $16,903,714 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $17,243,796.	$ 16,903,705	16,903,705

Total Repurchase Agreement (cost $16,903,705)		16,903,705

Total Investment Securities (cost $407,055,201) (E)		406,191,648
Other Assets and Liabilities - Net - (1.6)%		(6,333,766)

Net Assets - 100.0%		$ 399,857,882

VALUATION SUMMARY: (F)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$24,926,706	$—	$24,926,706
U.S. Government Agency Obligations	—	53,776,237	—	53,776,237
Foreign Government Obligations	—	2,053,681	—	2,053,681
Mortgage-Backed Securities	—	63,719,806	—	63,719,806
Asset-Backed Securities	—	105,717,251	—	105,717,251
Corporate Debt Securities	—	127,870,652	—	127,870,652
Convertible Bond	—	3,397,137	—	3,397,137
Securities Lending Collateral	7,826,473	—	—	7,826,473
Repurchase Agreement	—	16,903,705	—	16,903,705
Total Investment Securities	$7,826,473	$398,365,175	$—	$406,191,648

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $7,665,613. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate note. Rate is listed as of December 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $1,999,990, or 0.50% of the portfolio’s net assets.
(D)	Rate shown reflects the yield at December 31, 2013.
(E)	Aggregate cost for federal income tax purposes is $407,064,995. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $2,881,205 and $3,754,552, respectively. Net unrealized depreciation for tax purposes is $873,347.
(F)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $52,910,970, or 13.23% of the portfolio’s net assets.
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 89.1%
U.S. Treasury Inflation Indexed Bond
0.63%, 02/15/2043 (A)	$ 6,166,546	$ 4,741,494
0.75%, 02/15/2042	9,226,559	7,417,286
1.75%, 01/15/2028	8,712,865	9,328,212
2.00%, 01/15/2026	6,207,567	6,871,969
2.13%, 02/15/2040 - 02/15/2041	9,242,704	10,385,047
2.38%, 01/15/2025 - 01/15/2027	21,185,789	24,367,413
2.50%, 01/15/2029	6,826,384	8,022,066
3.38%, 04/15/2032	936,103	1,245,383
3.63%, 04/15/2028	6,902,702	9,130,978
3.88%, 04/15/2029	7,551,393	10,348,949
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 01/15/2023	93,982,625	93,817,904
0.38%, 07/15/2023	17,287,929	16,673,395
0.63%, 07/15/2021	193,063	195,974
1.13%, 01/15/2021	9,492,031	9,976,276
1.25%, 07/15/2020	5,719,033	6,118,473
1.38%, 07/15/2018 (A)	2,274,573	2,465,246
1.38%, 01/15/2020	4,819,902	5,175,745
1.88%, 07/15/2015	756,498	797,336
1.88%, 07/15/2019 (B)	4,457,602	4,953,162
2.00%, 01/15/2016	1,470,988	1,567,636
2.13%, 01/15/2019	1,490,708	1,664,702
2.50%, 07/15/2016	8,597,256	9,432,806

Total U.S. Government Obligations (cost $254,005,515)		244,697,452

FOREIGN GOVERNMENT OBLIGATIONS - 9.0%
Canadian Government Bond 1.50%, 12/01/2044	CAD 446,922	443,565
Deutsche Bundesrepublik Inflation Linked Bond 1.50%, 04/15/2016	EUR 10,336,140	14,819,424
Hellenic Republic Government Bond 4.40%, 10/15/2042 (C)	366,000	5,891
Italy Buoni Poliennali del Tesoro 2.10%, 09/15/2016	5,937,802	8,421,074
New Zealand Government Bond 3.00%, 09/20/2030	NZD 1,194,000	982,967

Total Foreign Government Obligations (cost $23,995,110)		24,672,921

MORTGAGE-BACKED SECURITY - 0.0% (D)
GMAC Commercial Mortgage Securities, Inc. Series 2004-C3, Class A4 4.55%, 12/10/2041	$ 90,167	90,368

Total Mortgage-Backed Security (cost $86,465)		90,368

STRUCTURED NOTES DEBT - 0.2%
Diversified Financial Services - 0.2%
Bear Stearns Cos., LLC, Series MTN 5.37%, 03/10/2014 (C)	649,000	646,339

Total Structured Notes Debt (cost $646,449)		646,339

	Contracts	Value
PURCHASED OPTION - 0.1%
Put Option - 0.1%
Eurodollar, Mid-Curve 2-Year Future Exercise Price $98.75 Expires 01/10/2014	207	$ 100,912

Total Purchased Option (cost $46,927)		100,912

	Notional Amount	Value
PURCHASED FOREIGN EXCHANGE OPTIONS - 0.0% (D)(E)
Put Options - 0.0% (D)
OTC - USD vs. EUR Exercise Price EUR 1.32 Expires 01/24/2014 Counterparty: DUB	EUR 2,180,000	759
OTC - USD vs. EUR Exercise Price EUR 1.35 Expires 01/24/2014 Counterparty: DUB	2,155,000	4,533

Total Purchased Foreign Exchange Options (cost $33,683)		5,292

PURCHASED SWAPTIONS - 0.4% (E)
Call Options - 0.0% (D)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 2.00%, European Style Expires 05/10/2014 Counterparty: DUB	$ 14,800,000	80
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 2.00%, European Style Expires 05/13/2014 Counterparty: DUB	1,855,000	10
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.85%, European Style Expires 10/02/2014 Counterparty: DUB	3,200,000	91,406
Put Options - 0.4%
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 2.50%, European Style Expires 06/08/2022 Counterparty: DUB	EUR 3,200,000	634,453
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 3.85%, European Style Expires 10/02/2014 Counterparty: DUB	$ 3,200,000	218,360
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 4.25%, European Style Expires 02/01/2016 Counterparty: DUB	5,600,000	219,134

Total Purchased Swaptions (cost $1,080,888)		1,163,443

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 2.0%
BlackRock Provident TempFund 24 (F)	5,546,763	$ 5,546,763

Total Short-Term Investment Company (cost $5,546,763)		5,546,763

SECURITIES LENDING COLLATERAL - 1.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (G)	3,295,294	3,295,294

Total Securities Lending Collateral (cost $3,295,294)		3,295,294

Total Investment Securities (cost $288,737,094) (H)		280,218,784
Other Assets and Liabilities - Net - (2.0)%		(5,431,060)

Net Assets - 100.0%		$ 274,787,724

	Contracts	Value
WRITTEN OPTIONS - (0.0)% (D)
Put Option - (0.0)% (D)
Eurodollar, Mid-Curve 2-Year Future Exercise Price $ 98.50 Expires 01/10/2014	207	(23,288)

Total Written Options (premiums $(15,173))		(23,288)

	Notional Amount	Value
WRITTEN FOREIGN EXCHANGE OPTIONS - (0.0)% (D) (E)
Call Options - (0.0)% (D)
OTC - USD vs. EUR Exercise Price EUR 1.41 Expires 01/24/2014 Counterparty: DUB	EUR 2,155,000	$ (6,125)
OTC - USD vs. JPY Exercise Price $105.25 Expires 03/18/2014 Counterparty: DUB	$ 1,415,000	(25,268)
Put Options - (0.0)% (D)
OTC - USD vs. EUR Exercise Price EUR 1.35 Expires 01/24/2014 Counterparty: DUB	EUR 2,165,000	(6,153)

Total Written Foreign Exchange Options (cost $(78,615))		(37,546)

WRITTEN INFLATION-CAPPED OPTION: (E)
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums Paid (Received)	Value
Cap - OTC Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	DUB	2.50	HICP Index	04/26/2022	EUR	1,070,000	$(74,168)	$(20,582)

WRITTEN SWAPTIONS: (E)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Receive	1.25%	06/27/2014	$ 4,500,000	$(47,362)	$(894)
Call - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD LIBOR BBA	Receive	1.25	08/18/2014	8,000,000	(55,200)	(2,127)
Put - OTC 20-Year Interest Rate Swap	DUB	6-Month EUR EURIBOR	Pay	4.50	06/08/2022	EUR 3,200,000	(150,269)	(260,017)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	2.25	06/27/2014	$ 4,500,000	(47,363)	(42,481)
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD LIBOR BBA	Pay	2.25	08/18/2014	8,000,000	(120,000)	(108,242)

							$(420,194)	$(413,761)

CENTRALLY CLEARED SWAP AGREEMENTS: (I)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	0.48%	08/08/2015	$28,000,000	$(85,211)	$476	$(85,687)
3-Month USD-LIBOR	1.54	08/01/2018	6,200,000	(18,132)	115	(18,247)
3-Month USD-LIBOR	2.22	08/09/2020	7,600,000	8,530	150	8,380
3-Month USD-LIBOR	3.69	11/22/2043	1,800,000	74,200	49	74,151
3-Month USD-LIBOR	3.74	11/26/2043	900,000	28,692	25	28,667

				$8,079	$815	$7,264

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

OVER THE COUNTER SWAP AGREEMENTS: (E)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty	Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.50%	03/17/2024	DUB	$ 2,600,000	$(154,300)	$0	$(154,300)
Eurostat Eurozone HICP Ex Tobacco NSA	0.00	11/19/2015	DUB	EUR 3,135,000	4,853	6,156	(1,303)

					$(149,447)	$6,156	$(155,603)

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year Government of Canada Bond	Short	(11)	03/20/2014	$17,397
10-Year U.S. Treasury Note	Long	68	03/20/2014	(54,419)
2-Year U.S. Treasury Note	Long	113	03/31/2014	(46,548)
3-Month EURIBOR	Long	97	12/15/2014	73,346
5-Year U.S. Treasury Note	Long	157	03/31/2014	(119,467)
90-Day Eurodollar	Short	(127)	12/15/2014	(30,225)
90-Day Eurodollar	Short	(182)	09/14/2015	35,144
90-Day Eurodollar	Long	182	09/18/2017	(177,956)
Long U.S. Treasury Bond	Short	(101)	03/20/2014	151,978
Ultra Long U.S. Treasury Bond	Short	(33)	03/20/2014	65,336

				$(85,414)

FORWARD FOREIGN CURRENCY CONTRACTS: (E)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
AUD	BNP	(643,000)	01/23/2014	$(581,176)	$7,934
CAD	BCLY	(464,000)	01/23/2014	(448,021)	11,468
EUR	DUB	(2,219,000)	01/15/2014	(2,998,623)	(54,031)
EUR	DUB	(1,870,000)	01/15/2014	(2,518,914)	(53,625)
EUR	BCLY	(17,429,000)	01/22/2014	(23,535,668)	(441,140)
EUR	DUB	545,000	01/23/2014	736,627	13,120
GBP	CITI	345,000	01/23/2014	564,671	6,541
JPY	DUB	(144,682,000)	01/15/2014	(1,467,458)	93,490
NOK	UBS	(1,015,000)	01/15/2014	(164,618)	(2,631)
NZD	BNP	(449,000)	01/23/2014	(375,799)	7,178
NZD	DUB	1,245,000	01/23/2014	1,022,699	(577)
NZD	DUB	(760,000)	01/23/2014	(616,335)	(7,611)

					$(419,884)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS : (E)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
NOK	CSFB	8,350,134	01/15/2014	$1,398,858	$(22,951)
AUD	CSFB	(1,487,000)	01/15/2014	(1,398,858)	72,463
EUR	CSFB	2,435,654	01/15/2014	3,292,154	58,549
CHF	CSFB	(2,997,956)	01/15/2014	(3,292,154)	(69,029)
AUD	DUB	739,062	01/23/2014	675,392	(16,510)
GBP	DUB	(410,000)	01/23/2014	(675,392)	(3,441)
CHF	DUB	478,407	01/15/2014	528,714	7,656
EUR	DUB	(390,000)	01/15/2014	(528,714)	(7,805)
NOK	UBS	5,440,470	01/15/2014	885,904	10,559
AUD	UBS	(980,000)	01/15/2014	(885,904)	11,750

					$41,241

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (J)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$244,697,452	$—	$244,697,452
Foreign Government Obligations	—	24,672,921	—	24,672,921
Mortgage-Backed Security	—	90,368	—	90,368
Structured Notes Debt	—	646,339	—	646,339
Purchased Option	100,912	—	—	100,912
Purchased Foreign Exchange Options	—	5,292	—	5,292
Purchased Swaptions	—	1,163,443	—	1,163,443
Short-Term Investment Company	5,546,763	—	—	5,546,763
Securities Lending Collateral	3,295,294	—	—	3,295,294
Total Investment Securities	$8,942,969	$271,275,815	$—	$280,218,784

Derivative Financial Instruments
Interest Rate Swap Agreements (K)	$—	$111,198	$—	$111,198
Futures Contracts (K)	343,201	—	—	343,201
Forward Foreign Currency Contracts (K)	—	139,731	—	139,731
Forward Foreign Cross Currency Contracts (K)	—	160,977	—	160,977
Total Derivative Financial Instruments	$343,201	$411,906	$—	$755,107

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
Derivative Financial Instruments
Written Options	$(23,288)	$—	$—	$(23,288)
Written Foreign Exchange Options	—	(37,546)	—	(37,546)
Written Inflation — Capped Option	—	(20,582)	—	(20,582)
Written Swaptions	—	(413,761)	—	(413,761)
Interest Rate Swap Agreements (K)	—	(259,537)	—	(259,537)
Futures Contracts (K)	(428,615)	—	—	(428,615)
Forward Foreign Currency Contracts (K)	—	(559,615)	—	(559,615)
Forward Foreign Cross Currency Contracts (K)	—	(119,736)	—	(119,736)
Total Derivative Financial Instruments	$(451,903)	$(1,410,777)	$—	$(1,862,680)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $3,229,515. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $392,496.
(C)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(D)	Percentage rounds to less than 0.1%.
(E)	Cash in the amount of $500,000 has been segregated by the broker as collateral for open options, swap, swaptions and/or forward foreign currency contracts.
(F)	The investment issuer is affiliated with the sub-adviser of the portfolio.
(G)	Rate shown reflects the yield at December 31, 2013.
(H)	Aggregate cost for federal income tax purposes is $291,983,916. Net unrealized depreciation for tax purposes is $11,765,132.
(I)	Cash in the amount of $475,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(J)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(K)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

DEFINITIONS:

BBA	British Bankers’ Association
BCLY	Barclays Bank PLC
BNP	BNP Paribas
CITI	Citigroup, Inc.
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
HICP	Harmonized Index of Consumer Prices
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NSA	Not Seasonally Adjusted
OTC	Over the Counter
UBS	UBS AG

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD USD	New Zealand Dollar United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 10.0%
U.S. Treasury Bond
2.75%, 11/15/2042	$ 175,000	$ 138,359
3.75%, 11/15/2043	29,265,000	28,286,437
U.S. Treasury Inflation Indexed Bond 0.75%, 02/15/2042	6,232,970	5,010,722
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	1,705,035	1,610,325
0.38%, 07/15/2023	18,075,556	17,433,025
U.S. Treasury Note
0.25%, 11/30/2015 (A)	3,425,000	3,418,177
0.63%, 12/15/2016 (A)	21,540,000	21,452,505
1.25%, 11/30/2018 (A)	1,938,800	1,897,298
1.50%, 12/31/2018	11,760,000	11,627,700
1.63%, 11/15/2022	240,000	216,637
2.00%, 11/30/2020	16,760,000	16,314,821
2.75%, 11/15/2023 (A)	26,475,000	25,899,990

Total U.S. Government Obligations (cost $137,372,502)		133,305,996

U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.8%
Fannie Mae
1.33%, 08/01/2037 (B)	10,725	11,463
1.90%, 08/01/2034 - 01/01/2035 (B)	72,246	76,556
2.50%, 09/01/2027	19,538,984	19,360,006
2.74%, 08/01/2035 (B)	108,856	115,109
3.00%, 03/01/2041 (B)	699,765	738,465
3.00%, 02/01/2043 - 06/01/2043	35,369,168	33,624,315
3.13%, 03/01/2041 (B)	802,828	842,766
3.22%, 12/01/2040 (B)	1,628,633	1,705,656
3.36%, 06/01/2041 (B)	1,764,113	1,848,366
3.50%, 09/01/2041 (B)	1,295,778	1,361,417
3.50%, 07/01/2028 - 12/01/2043	22,177,322	22,157,701
4.00%, 01/01/2025 - 01/01/2044	35,345,470	36,731,743
4.50%, 02/01/2025 - 12/01/2043	29,104,720	30,908,890
5.00%, 11/01/2032 - 01/01/2042	21,023,857	22,884,353
5.50%, 07/01/2014 - 04/01/2041	3,149,043	3,462,430
6.00%, 02/01/2034 - 12/01/2038	4,739,136	5,291,008
6.00%, 04/01/2035 (B)	8,598,392	9,648,287
6.50%, 05/01/2040	6,080,619	6,755,354
7.00%, 01/01/2015 - 09/01/2016	9,927	10,186
7.00%, 01/01/2016 (B)	20,435	21,086
Fannie Mae, IO 2.40%, 01/25/2022 (B)	5,458,022	699,424
Fannie Mae, TBA
3.00%	10,100,000	10,307,129
3.50%	4,800,000	5,019,563
4.00%	16,600,000	17,087,625
4.50%	17,000,000	18,088,398
Farmer Mac Guaranteed Notes Trust Series 2007-1 5.13%, 04/19/2017 - 144A	900,000	1,017,652
Freddie Mac
1.95%, 02/01/2037 - 04/01/2037 (B)	286,302	303,562
2.17%, 05/01/2037 (B)	119,770	127,158
2.37%, 09/01/2035 (B)	1,813,361	1,916,560
2.50%, 05/01/2037 (B)	124,145	130,780
2.51%, 01/01/2038 (B)	318,677	339,797
2.64%, 12/01/2034 (B)	27,928	29,831
2.64%, 01/25/2023	3,015,000	2,831,480

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac (continued)
3.00%, 03/01/2043 - 08/01/2043	$ 15,232,718	$ 14,449,152
3.03%, 02/01/2041 (B)	1,242,096	1,312,391
3.30%, 04/25/2023 (B)	3,235,000	3,185,514
3.46%, 08/25/2023 (B)	1,390,000	1,381,285
3.50%, 04/01/2042 - 04/01/2043	7,268,751	7,225,739
4.50%, 09/01/2043 - 11/01/2043	4,040,426	4,286,224
5.50%, 07/01/2016 - 06/01/2041	3,690,209	4,020,743
6.00%, 04/01/2014 - 05/01/2031	1,113,396	1,242,793
6.03%, 09/01/2037 (B)	32,710	33,564
Freddie Mac, IO
0.90%, 10/25/2022 (B)	18,374,372	1,119,991
1.39%, 11/25/2019 (B)	58,229,534	3,838,840
1.51%, 06/25/2022 (B)	19,634,637	1,927,277
1.56%, 12/25/2018 (B)	10,200,367	672,184
1.78%, 05/25/2019 (B)	7,958,680	640,515
Freddie Mac, TBA
2.50%	7,100,000	7,034,270
3.00%	4,100,000	4,175,914
3.50%	28,700,000	28,475,781
4.00%	12,800,000	13,105,000
4.50%	9,900,000	10,441,019
5.00%	10,200,000	11,000,063
5.50%	900,000	982,406
FREMF Mortgage Trust
Series 2012-K23, Class B
3.66%, 10/25/2045 - 144A (B)	1,240,000	1,138,019
Series 2012-K706, Class C
4.02%, 11/25/2044 - 144A (B)	319,700	309,139
Series 2012-K711, Class B
3.56%, 08/25/2045 - 144A (B)	1,645,000	1,599,983
Series 2013-K713, Class B
3.17%, 04/25/2046 - 144A (B)	255,000	238,439
Ginnie Mae
3.50%, 02/15/2042 - 07/15/2043	7,734,840	7,821,465
4.00%, 09/15/2042 - 11/20/2043	32,628,767	34,007,699
4.50%, 05/20/2041 - 02/15/2042	29,884,134	32,082,378
5.00%, 12/15/2038 - 12/15/2040	3,244,690	3,527,944
6.50%, 12/20/2031	30,760	35,139
Ginnie Mae, IO 1.02%, 02/16/2053 (B)	10,271,372	754,371
Ginnie Mae, TBA
3.00%	14,100,000	13,623,024
3.50%	22,100,000	22,294,239
4.00%	100,000	103,910
4.50%	5,100,000	5,441,898
5.00%	11,100,000	12,030,926
5.50%	4,500,000	4,942,265
Resolution Funding Corp. Zero Coupon, 07/15/2018 -10/15/2018	2,400,000	2,200,411
Tennessee Valley Authority 5.98%, 04/01/2036	440,000	514,383
U.S. Small Business Administration Series P10A, Class 1 4.50%, 02/10/2014	91,444	91,684

Total U.S. Government Agency Obligations (cost $523,591,547)		518,762,097

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.3%
Brazilian Government International Bond 7.13%, 01/20/2037	$ 670,000	$ 767,150
Hellenic Republic Government Bond 2.00%, 02/24/2023 - Reg S (C)	EUR 1,780,000	1,647,731
Italy Buoni Poliennali Del Tesoro 2.55%, 10/22/2016 - Reg S	2,426,672	3,417,658
Mexico Government International Bond 4.00%, 10/02/2023	$ 5,298,000	5,245,020
Poland Government International Bond Series 2013-NPL1, Class A 5.00%, 03/23/2022	1,200,000	1,282,500
South Africa Government International Bond 4.67%, 01/17/2024 (A)	1,060,000	1,013,625
Spain Government Bond 4.40%, 10/31/2023 - Reg S	EUR 2,605,000	3,648,562

Total Foreign Government Obligations (cost $17,065,624)		17,022,246

MORTGAGE-BACKED SECURITIES - 15.5%
Adjustable Rate Mortgage Trust Series 2004-2, Class 7A2 1.01%, 02/25/2035 (B)	$ 16,322	16,124
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A 5.65%, 06/10/2049 (B)	3,490,802	3,801,246
Banc of America Funding Corp. Series 2005-E, Class 4A1 2.67%, 03/20/2035 (B)	301,979	303,389
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2007-1, Class AMFX
5.48%, 01/15/2049 (B)	245,000	255,808
Series 2007-3, Class A2
5.65%, 06/10/2049 (B)	194,540	194,349
Series 2007-3, Class A4
5.65%, 06/10/2049 (B)	4,240,000	4,685,331
Series 2007-3, Class AM
5.65%, 06/10/2049 (B)	1,755,000	1,931,911
Banc of America Re-REMIC Trust Series 2010-UB4, Class A4A 5.01%, 12/20/2041 - 144A (B)	2,774,043	2,827,776
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-1, Class 4A1 5.18%, 03/25/2035 (B)	1,414,768	1,367,364
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2 2.76%, 11/25/2034 (B)	122,907	105,333
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PW10, Class AM
5.45%, 12/11/2040 (B)	610,000	651,332
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	3,087,899	3,375,272
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	2,100,622	2,300,341

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities Trust (continued)
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (B)	$ 2,118,441	$ 2,343,641
Bear Stearns Mortgage Funding Trust Series 2006-AR5, Class 1A2 0.38%, 12/25/2046 (B)	331,541	91,536
CD Mortgage Trust Series 2007-CD5, Class AMA 6.12%, 11/15/2044 (B)	255,000	284,064
Citigroup Commercial Mortgage Trust, IO Series 2013-GC15, Class XA 1.31%, 09/10/2046 (B)	6,557,291	487,030
COMM Mortgage Trust Series 2010-RR1, Class GEB 5.54%, 12/11/2049 - 144A (B)	960,000	1,035,361
Commercial Mortgage Pass-Through Certificates
Series 2006-C8, Class AM
5.35%, 12/10/2046	2,050,000	2,239,365
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 - 144A	1,560,000	1,443,950
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (B)	565,000	585,889
Series 2013-FL3, Class A
1.68%, 10/13/2028 - 144A (B)	2,565,000	2,573,734
Series 2013-GAM, Class A2
3.37%, 02/10/2028 - 144A	2,110,000	2,005,852
Commercial Mortgage Pass-Through Certificates, IO
Series 2012-CR1, Class XA
2.23%, 05/15/2045 (B)	9,933,507	1,188,524
Series 2013-LC6, Class XA
1.80%, 01/10/2046 (B)	41,000,683	3,932,744
Commercial Mortgage Trust
Series 2005-GG3, Class A3
4.57%, 08/10/2042	1,481,404	1,480,144
Series 2007-GG11, Class A4
5.74%, 12/10/2049	870,000	971,584
Countrywide Alternative Loan Trust
Series 2005-36, Class 2A1A
0.48%, 08/25/2035 (B)	1,654,563	1,183,979
Series 2005-50CB, Class 1A1
5.50%, 11/25/2035	3,287,664	2,964,013
Series 2005-51, Class 3A3A
0.49%, 11/20/2035 (B)	1,470,780	1,152,202
Series 2006-OA21, Class A1
0.36%, 03/20/2047 (B)	4,099,660	2,992,190
Series 2007-22, Class 2A16
6.50%, 09/25/2037	9,618,927	7,424,889
Series 2007-5CB, Class 1A31
5.50%, 04/25/2037	2,379,915	1,766,337
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-60, Class 1A1
3.01%, 02/25/2034 (B)	168,774	165,538
Series 2004-23, Class A
2.44%, 11/25/2034 (B)	94,296	75,092
Series 2005-3, Class 1A2
0.46%, 04/25/2035 (B)	300,831	258,797

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A2 5.45%, 01/15/2049 (B)	$ 75,347	$ 75,197
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-AR5, Class 7A2
2.64%, 06/25/2034 (B)	302,259	298,952
Series 2005-C3, Class AJ
4.77%, 07/15/2037	380,000	391,549
Credit Suisse Mortgage Capital Certificates
Series 2007-TF2A, Class A3
0.44%, 04/15/2022 - 144A (B)	2,695,000	2,589,008
Series 2011-4R, Class 5A1
2.56%, 05/27/2036 - 144A (B)	2,874,283	2,639,503
DBRR Trust
Series 2011-C32, Class A3A
5.73%, 06/17/2049 - 144A (B)	1,320,000	1,438,738
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	3,376,390	3,376,549
Series 2013-EZ3, Class A
1.64%, 12/18/2049 - 144A (B)	1,605,697	1,608,207
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2005-WF1, Class 1A3 5.23%, 06/26/2035 - 144A (B)	846,833	851,550
Extended Stay America Trust
Series 2013-ESH5, Class C5
2.68%, 12/05/2031 - 144A	1,210,000	1,182,090
Series 2013-ESH7, Class A27
2.96%, 12/05/2031 - 144A	1,630,000	1,581,744
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A8 0.54%, 02/25/2037 (B)	356,190	238,309
GMAC Mortgage Corp., Loan Trust
Series 2003-AR2, Class 1A1
3.17%, 12/19/2033 (B)	34,712	33,294
Series 2005-AR1, Class 3A
3.08%, 03/18/2035 (B)	96,888	93,147
Greenpoint Mortgage Funding Trust Series 2006-AR4, Class A1A 0.27%, 09/25/2046 (B)	3	3
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class AM 5.87%, 12/10/2049 (B)	1,175,000	1,287,480
GS Mortgage Securities Corp. II
Series 2005-GG4, Class A4A
4.75%, 07/10/2039	3,133,960	3,246,604
Series 2012-ALOH, Class A
3.55%, 04/10/2034 - 144A	1,360,000	1,337,171
Series 2012-SHOP, Class C
3.63%, 06/05/2031 - 144A	410,000	411,208
Series 2013-KING, Class E
3.44%, 12/10/2027 - 144A (B)	3,320,000	2,888,911
GS Mortgage Securities Corp. II, IO
Series 2013-GC10, Class XA
1.77%, 02/10/2046 (B)	40,483,494	4,324,285
Series 2013-KYO, Class XB1
3.25%, 11/08/2029 - 144A (B)	20,730,000	955,906

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust
Series 2006-GG8, Class AJ
5.62%, 11/10/2039	$ 1,740,000	$ 1,704,132
Series 2006-GG8, Class AM
5.59%, 11/10/2039	710,000	778,218
Series 2007-GG10, Class A1A
5.80%, 08/10/2045 (B)	2,393,080	2,627,128
GSR Mortgage Loan Trust Series 2005-AR1, Class 2A1 2.62%, 01/25/2035 (B)	2,224,926	2,221,638
Hilton USA Trust
4.61%, 11/05/2030	970,000	970,792
Series 2013-HLT, Class EFX
5.22%, 11/05/2030 - 144A (B)	2,745,000	2,760,553
Hilton USA Trust, IO Series 2013-HLT, Class X1FX 1.67%, 11/05/2030 - 144A (B)	22,320,000	371,940
Impac CMB Trust Series 2004-6, Class 1A1 0.97%, 10/25/2034 (B)	58,897	55,765
IndyMac INDA Mortgage Loan Trust Series 2007-AR7, Class 1A1 2.80%, 11/25/2037 (B)	593,185	541,585
IndyMac Index Mortgage Loan Trust
Series 2005-AR14, Class 2A1A
0.47%, 07/25/2035 (B)	1,449,566	1,270,497
Series 2007-AR15, Class 2A1
4.52%, 08/25/2037 (B)	922,738	768,631
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	494,147	495,584
Series 2006-CB14, Class AM
5.45%, 12/12/2044 (B)	2,000,000	2,147,508
Series 2006-LDP9, Class AM
5.37%, 05/15/2047	465,000	491,268
Series 2007-CB18, Class A3
5.45%, 06/12/2047	652,551	660,036
Series 2007-LD11, Class ASB
5.81%, 06/15/2049 (B)	1,269,662	1,356,885
Series 2013-C10, Class C
4.16%, 12/15/2047 (B)	785,000	740,763
JPMorgan Chase Commercial Mortgage Securities Corp., IO
Series 2012-CBX, Class XA
2.01%, 06/15/2045 (B)	9,712,985	954,777
Series 2013-LC11, Class XA
1.59%, 04/15/2046 (B)	10,690,922	1,020,406
Series 2013-LC11, Class XB
0.59%, 04/15/2046 (B)	1,908,000	84,999
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (B)	4,312,468	4,728,216
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (B)	3,969,879	4,455,851
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	3,129,440	3,448,627

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
2.30%, 02/25/2034 (B)	$ 145,136	$ 142,610
Series 2006-A2, Class 5A1
2.55%, 11/25/2033 (B)	137,330	136,633
Series 2006-S3, Class 1A12
6.50%, 08/25/2036	668,143	582,431
LB-UBS Commercial Mortgage Trust
Series 2005-C2, Class AJ
5.21%, 04/15/2030 (B)	1,280,000	1,325,187
Series 2007-C2, Class A3
5.43%, 02/15/2040	8,005,819	8,819,259
Series 2007-C7, Class A3
5.87%, 09/15/2045 (B)	3,768,657	4,179,659
Series 2007-C7, Class AM
6.16%, 09/15/2045 (B)	900,000	1,028,695
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1 2.53%, 11/25/2035 - 144A (B)	763,223	511,375
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1
0.81%, 10/25/2028 (B)	66,388	65,632
Series 2004-A1, Class 2A1
2.45%, 02/25/2034 (B)	302,789	301,794
Series 2004-A3, Class 4A3
5.05%, 05/25/2034 (B)	166,271	163,009
Series 2005-A3, Class A1
0.44%, 04/25/2035 (B)	69,230	66,780
Series 2005-A4, Class 2A2
2.68%, 07/25/2035 (B)	327,073	287,035
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.28%, 11/12/2037 (B)	1,760,000	1,850,997
Series 2007-C1, Class A1A
5.86%, 06/12/2050 (B)	1,184,263	1,267,610
Morgan Stanley Bank of America Merrill Lynch Trust, IO Series 2013-C7, Class XA 1.75%, 02/15/2046 (B)	9,130,295	896,221
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM
5.60%, 04/12/2049 (B)	2,855,000	3,115,362
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	4,264,417	4,671,482
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	1,090,000	1,184,825
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (B)	1,587,482	1,733,003
Series 2007-IQ15, Class AM
5.91%, 06/11/2049 (B)	2,575,000	2,770,110
Morgan Stanley Capital I Trust, IO Series 2012-C4, Class XA 2.67%, 03/15/2045 - 144A (B)	17,828,267	2,201,951
Morgan Stanley Capital I, Inc. Series 1998-WF2, Class G 6.34%, 07/15/2030 - 144A (B)	457,625	463,416

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A2
2.46%, 10/25/2034 (B)	$ 306,573	$ 307,726
Series 2006-3AR, Class 2A3
2.84%, 03/25/2036 (B)	633,180	493,090
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	950,599	962,767
Series 2012-IO, Class AXB2
1.00%, 03/27/2051 - 144A	1,120,000	1,097,600
Series 2012-IO, Class XAB1
1.00%, 03/27/2051 - 144A	1,034,122	1,034,101
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	2,028,176	2,044,402
Motel 6 Trust Series 2012-MTL6, Class B 2.74%, 10/05/2025 - 144A	3,735,000	3,704,492
NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1 6.50%, 10/25/2034 - 144A (B)	123,729	126,456
Prime Mortgage Trust Series 2006-DR1, Class 2A2 6.00%, 05/25/2035 - 144A	681,486	685,945
Queens Center Mortgage Trust Series 2013-QCA, Class D 3.47%, 01/11/2037 - 144A (B)	4,200,000	3,564,691
RALI Trust
Series 2007-QO1, Class A1
0.32%, 02/25/2047 (B)	687,542	537,473
Series 2007-QO4, Class A1A
0.36%, 05/25/2047 (B)	1,330,490	1,030,714
RBSCF Trust Series 2010-RR3, Class WBTA 5.92%, 02/16/2051 - 144A (B)	7,423,133	8,109,758
RBSGC Mortgage Pass-Through Certificates Series 2007-B, Class 1A4 0.62%, 01/25/2037 (B)	588,254	393,794
S2 Hospitality LLC Series 2012-LV1, Class A 4.50%, 04/15/2025 - 144A	13,873	13,873
SCG Trust Series 2013-SRP1, Class AJ 2.12%, 11/15/2026 - 144A (B)	1,140,000	1,140,016
STRIPS, Ltd. Series 2012-1A, Class A 1.50%, 12/25/2044 - 144A	2,914,244	2,885,102
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
2.49%, 01/25/2035 (B)	575,389	525,779
Series 2005-15, Class 1A1
1.65%, 07/25/2035 (B)	827,470	678,231
Series 2007-3, Class 3A1
8.26%, 04/25/2047 (B)	2,316,725	1,758,774
Structured Asset Mortgage Investments, Inc. Series 2003-AR4, Class A1 0.87%, 01/19/2034 (B)	81,734	79,496

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Voyager BRSTN Delaware Trust, IO Series 2009-1, Class UAU7 0.42%, 12/26/2036 - 144A (B)	$ 462,958	$ 417,193
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AJ 5.92%, 02/15/2051 (B)	1,835,000	1,837,965
WaMu Mortgage Pass-Through Certificates
Series 2005-AR8, Class 2A1A
0.46%, 07/25/2045 (B)	85,231	79,669
Series 2006-AR14, Class 1A3
2.07%, 11/25/2036 (B)	1,452,269	1,220,947
Series 2006-AR3, Class A1A
1.11%, 05/25/2046 (B)	1,921,684	1,357,295
Series 2007-OA6, Class 1A1B
0.95%, 07/25/2047 (B)	1,860,710	626,211
Wells Fargo Re-REMIC Trust Series 2012-IO, Class A 1.75%, 08/20/2021 - 144A	1,730,017	1,719,637
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class A4 3.04%, 03/15/2045	2,430,000	2,303,001
WF-RBS Commercial Mortgage Trust, IO
Series 2012-C10, Class XA
1.83%, 12/15/2045 - 144A (B)	15,217,988	1,633,803
Series 2013-C15, Class XA
0.72%, 08/15/2046 (B)	16,651,957	703,046

Total Mortgage-Backed Securities (cost $208,248,708)		206,805,358

ASSET-BACKED SECURITIES - 17.2%
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	1,650,000	1,708,115
Series 2012-2, Class C
2.64%, 10/10/2017	1,400,000	1,439,676
Series 2012-3, Class C
2.42%, 05/08/2018	1,350,000	1,374,042
Series 2012-4, Class B
1.31%, 11/08/2017	785,000	787,460
Series 2012-4, Class C
1.93%, 08/08/2018	1,235,000	1,243,620
Series 2012-5, Class C
1.69%, 11/08/2018	975,000	973,453
Series 2013-4, Class B
1.66%, 09/10/2018	520,000	521,800
Series 2013-4, Class C
2.72%, 09/09/2019	320,000	323,758
Series 2013-4, Class D
3.31%, 10/08/2019	745,000	755,449
Series 2013-5, Class B
1.52%, 01/08/2019	555,000	553,059
Series 2013-5, Class C
2.29%, 11/08/2019	295,000	295,008
Amortizing Residential Collateral Trust Series 2002-BC5, Class M1 1.20%, 07/25/2032 (B)	241,166	215,309

	Principal	Value
ASSET-BACKED SECURITIES (continued)
AUTO Asset-Backed Securities Srl Series 2012-2, Class A 2.80%, 04/27/2025 - Reg S	EUR 1,475,265	$ 2,045,335
Capital Auto Receivables Asset Trust / Ally Series 2013-1, Class C 1.74%, 10/22/2018	$ 2,130,000	2,103,475
Chase Funding Trust Series 2003-4, Class 1A5 5.42%, 05/25/2033 (B)	976,099	1,023,063
Chesapeake Funding LLC
Series 2012-1A, Class B
1.77%, 11/07/2023 - 144A (B)	1,235,000	1,239,798
Series 2012-1A, Class C
2.17%, 11/07/2023 - 144A (B)	795,000	798,079
CHLUPA Trust Series 2013-VM, Class A 3.33%, 08/15/2020 - 144A	2,691,466	2,694,830
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class A2
0.56%, 12/15/2016 - 144A	1,830,000	1,829,998
Series 2013-BA, Class A3
0.85%, 05/15/2018 - 144A	1,600,000	1,599,850
Series 2013-BA, Class A4
1.27%, 03/15/2019 - 144A	1,105,000	1,105,017
Series 2013-BA, Class B
1.78%, 06/17/2019 - 144A	510,000	509,937
Series 2013-BA, Class C
2.24%, 09/16/2019 - 144A	520,000	519,847
Series 2013-BA, Class D
2.89%, 10/15/2020 - 144A	515,000	514,833
Conseco Finance Securitizations Corp.
Series 2002-1, Class A
6.68%, 12/01/2033 (B)	319,276	323,468
Series 2002-2, Class A2
6.03%, 03/01/2033 (B)	731,001	749,329
Countrywide Home Equity Loan Trust Series 2006-RES, Class 4Q1B 0.47%, 12/15/2033 - 144A (B)	257,548	199,837
Credit Acceptance Auto Loan Trust
Series 2012-2A, Class A
1.52%, 03/16/2020 - 144A	1,780,000	1,785,000
Series 2013-1A, Class A
1.21%, 10/15/2020 - 144A	1,060,000	1,060,735
DT Auto Owner Trust
Series 2011-3A, Class C
4.03%, 02/15/2017 - 144A	372,411	372,862
Series 2012-1A, Class B
2.26%, 10/16/2017 - 144A	331,583	331,814
Series 2012-1A, Class C
3.38%, 10/16/2017 - 144A	810,000	814,350
Series 2012-1A, Class D
4.94%, 07/16/2018 - 144A	1,750,000	1,805,149
Series 2012-2A, Class B
1.85%, 04/17/2017 - 144A	260,000	260,543
Ford Credit Auto Owner Trust Series 2013-B, Class D 1.82%, 11/15/2019	1,210,000	1,221,954

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Ford Credit Floorplan Master Owner Trust
Series 2012-1, Class C
1.67%, 01/15/2016 (B)	$ 1,120,000	$ 1,120,469
Series 2012-1, Class D
2.27%, 01/15/2016 (B)	1,830,000	1,830,913
Series 2012-2, Class C
2.86%, 01/15/2019	455,000	466,696
Series 2012-2, Class D
3.50%, 01/15/2019	815,000	845,247
Series 2012-4, Class D
2.09%, 09/15/2016	1,595,000	1,604,395
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	1,345,000	1,353,877
Series 2013-T1, Class A2
1.50%, 01/16/2046 - 144A	3,550,000	3,536,865
Series 2013-T2, Class B2
1.50%, 05/16/2044 - 144A	440,000	438,372
Series 2013-T3, Class A3
1.79%, 05/15/2046 - 144A	6,720,000	6,574,848
Series 2013-T5, Class AT5
1.98%, 08/15/2046 - 144A	1,170,000	1,170,585
Series 2013-T6, Class AT6
1.29%, 09/15/2044 - 144A	2,270,000	2,268,638
Hyundai Auto Receivables Trust Series 2012-A, Class D 2.61%, 05/15/2018	2,235,000	2,294,196
JG Wentworth XX LLC Series 2010-1A, Class A 5.56%, 07/15/2059 - 144A	7,211,555	8,045,456
JG Wentworth XXI LLC Series 2010-2A, Class A 4.07%, 01/15/2048 - 144A	790,749	831,357
JG Wentworth XXII LLC Series 2010-3A, Class A 3.82%, 12/15/2048 - 144A	1,348,065	1,402,043
Nationstar Agency Advance Funding Trust Series T2A, Class AT2 1.89%, 02/18/2048 - 144A	3,680,000	3,586,565
Nationstar Mortgage Advance Receivables Trust
Series 2013-T1A, Class A1
1.08%, 06/20/2044 - 144A	3,770,000	3,767,608
Series 2013-T2A, Class A2
1.68%, 06/20/2046 - 144A	5,365,000	5,356,846
Nelnet Student Loan Trust
Series 2006-1, Class A5
0.35%, 08/23/2027 (B)	2,230,000	2,176,908
Series 2008-3, Class A4
1.89%, 11/25/2024 (B)	2,500,000	2,597,462
PFS Financing Corp. Series 2012-AA, Class A 1.37%, 02/15/2016 - 144A (B)	2,544,000	2,545,669
RAAC Series 2007-RP4, Class A 0.52%, 11/25/2046 - 144A (B)	1,097,405	856,419

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Renaissance Home Equity Loan Trust Series 2007-2, Class AF6 5.88%, 06/25/2037 (B)	$ 1,470,307	$ 805,080
Santander Drive Auto Receivables Trust
Series 2011-S1A, Class B
1.48%, 05/15/2017 - 144A	511,617	511,872
Series 2012-1, Class B
2.72%, 05/16/2016	1,000,000	1,011,100
Series 2012-1, Class C
3.78%, 11/15/2017	1,345,000	1,390,618
Series 2012-2, Class C
3.20%, 02/15/2018	4,455,000	4,578,635
Series 2012-3, Class B
1.94%, 12/15/2016	3,285,000	3,315,219
Series 2012-3, Class C
3.01%, 04/16/2018	4,475,000	4,605,272
Series 2012-4, Class C
2.94%, 12/15/2017	1,400,000	1,440,817
Series 2012-5, Class B
1.56%, 08/15/2018	750,000	755,084
Series 2012-5, Class C
2.70%, 08/15/2018	355,000	364,661
Series 2012-6, Class B
1.33%, 05/15/2017	1,555,000	1,559,422
Series 2012-6, Class C
1.94%, 03/15/2018	1,635,000	1,648,108
Series 2012-AA, Class B
1.21%, 10/16/2017 - 144A	3,780,000	3,783,591
Series 2012-AA, Class C
1.78%, 11/15/2018 - 144A	7,060,000	7,041,002
Series 2013-2, Class B
1.33%, 03/15/2018	3,740,000	3,749,343
Series 2013-3, Class B
1.19%, 05/15/2018	3,320,000	3,305,289
Series 2013-4, Class C
3.25%, 01/15/2020	1,560,000	1,602,629
Series 2013-4, Class E
4.67%, 01/15/2020 - 144A	3,325,000	3,413,937
Series 2013-5, Class B
1.55%, 10/15/2018	4,255,000	4,248,098
Series 2013-5, Class C
2.25%, 06/17/2019	2,015,000	2,008,111
Series 2013-A, Class B
1.89%, 10/15/2019 - 144A	2,355,000	2,370,260
Series 2013-A, Class C
3.12%, 10/15/2019 - 144A	910,000	933,304
Series 2013-A, Class D
3.78%, 10/15/2019 - 144A	595,000	613,380
Scholar Funding Trust
Series 2011-A, Class A
1.14%, 10/28/2043 - 144A (B)	1,451,728	1,453,300
Series 2013-A, Class A
0.82%, 01/30/2045 - 144A (B)	6,670,291	6,611,898
Securitized Asset Backed Receivables LLC Series 2007-BR3, Class A2B 0.39%, 04/25/2037 (B)	2,337,392	1,342,476
SLC Private Student Loan Trust Series 2006-A, Class A5 0.41%, 07/15/2036 (B)	3,935,000	3,880,787

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust Series 2008-1, Class A4A 1.84%, 12/15/2032 (B)	$ 400,000	$ 415,479
SLM Private Credit Student Loan Trust
Series 2002-A, Class A2
0.79%, 12/16/2030 (B)	1,806,939	1,761,426
Series 2004-B, Class A2
0.44%, 06/15/2021 (B)	2,697,437	2,665,581
Series 2005-B, Class A2
0.42%, 03/15/2023 (B)	1,278,991	1,250,993
SLM Private Education Loan Trust
Series 2012-A, Class A1
1.57%, 08/15/2025 - 144A (B)	963,360	972,614
Series 2012-A, Class A2
3.83%, 01/17/2045 - 144A	3,340,000	3,465,621
Series 2012-C, Class A1
1.27%, 08/15/2023 - 144A (B)	1,919,140	1,929,996
Series 2012-C, Class A2
3.31%, 10/15/2046 - 144A	4,850,000	5,015,458
Series 2012-D, Class A2
2.95%, 02/15/2046 - 144A	6,220,000	6,344,736
Series 2012-E, Class A1
0.92%, 10/16/2023 - 144A (B)	1,785,168	1,786,293
Series 2013-A, Class A1
0.77%, 08/15/2022 - 144A (B)	906,522	905,138
Series 2013-A, Class A2A
1.77%, 05/17/2027 - 144A	1,535,000	1,488,870
Series 2013-B, Class A2A
1.85%, 06/17/2030 - 144A	2,130,000	2,054,119
Series 2013-C, Class A1
1.02%, 02/15/2022 - 144A (B)	3,241,377	3,250,300
Series 2013-C, Class A2A
2.94%, 10/15/2031 - 144A	2,560,000	2,586,980
Series 2013-C, Class A2B
1.57%, 10/15/2031 - 144A (B)	1,360,000	1,362,944
SLM Student Loan Trust
Series 2003-11, Class A6
0.99%, 12/15/2025 - 144A (B)	3,430,000	3,401,281
Series 2008-5, Class A4
1.94%, 07/25/2023 (B)	3,860,000	4,035,109
Series 2011-B, Class A2
3.74%, 02/15/2029 - 144A	595,000	620,580
Series 2011-C, Class A2B
4.54%, 10/17/2044 - 144A	1,930,000	2,073,204
Series 2012-B, Class A2
3.48%, 10/15/2030 - 144A	2,555,000	2,668,664
Series 2013-6, Class A3
0.82%, 06/26/2028 (B)	3,355,000	3,355,081
SpringCastle America Funding LLC Series 2013-1A, Class A 3.75%, 04/03/2021 - 144A	5,972,855	5,987,787
Structured Asset Securities Corp.
Series 2003-AL2, Class A
3.36%, 01/25/2031 - 144A	2,057,605	2,004,295
Series 2007-TC1, Class A
0.47%, 04/25/2031 - 144A (B)	1,246,783	1,153,216

	Principal	Value
ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust
Series 2012-C, Class A
2.23%, 08/15/2022	$ 4,000,000	$ 3,964,144
Series 2012-D, Class A
2.15%, 04/17/2023	4,780,000	4,651,681

Total Asset-Backed Securities (cost $229,503,491)		229,286,169

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
New York City Water & Sewer System (Revenue Bonds)
5.38%, 06/15/2043	1,670,000	1,755,387
5.50%, 06/15/2043	2,000,000	2,118,260

Total Municipal Government Obligations (cost $3,618,406)		3,873,647

PREFERRED CORPORATE DEBT SECURITIES - 0.1%
Capital Markets - 0.0% (D)
State Street Capital Trust IV 1.24%, 06/15/2037 (B)	290,000	219,095
Diversified Financial Services - 0.0% (D)
Lehman Brothers Holdings Capital Trust VII, Series MTN 5.86%, 01/31/2014 (E) (F) (G) (H)	1,945,000	194
Insurance - 0.1%
MetLife Capital Trust IV 7.88%, 12/15/2037 - 144A	740,000	849,150

Total Preferred Corporate Debt Securities (cost $2,979,172)		1,068,439

CORPORATE DEBT SECURITIES - 26.0%
Airlines - 0.2%
United Continental Holdings, Inc.
6.00%, 07/15/2028	735,000	619,238
8.00%, 07/15/2024 (A)	2,240,000	2,246,720
Auto Components - 0.0% (D)
Servus Luxembourg Holding SCA, Series MTN 7.75%, 06/15/2018 - Reg S	EUR 100,000	144,724
Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023 - 144A (A)	$ 850,000	860,625
6.25%, 10/02/2043 - 144A (A)	500,000	519,375
Jaguar Land Rover Automotive PLC 8.25%, 03/15/2020 - Reg S	GBP 110,000	206,290
Biotechnology - 0.2%
Amgen, Inc.
5.15%, 11/15/2041	$ 800,000	797,029
5.65%, 06/15/2042	1,410,000	1,493,241
Building Products - 0.0% (D)
Eco-Bat Finance PLC 7.75%, 02/15/2017 - Reg S (A)	EUR 110,000	158,137
Capital Markets - 1.3%
Bank of New York Mellon Corp., Series MTN 2.10%, 01/15/2019	$ 2,615,000	2,591,988

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Capital Markets (continued)
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	$ 1,055,000	$ 1,107,201
3.63%, 01/22/2023 (A)	1,735,000	1,680,092
5.75%, 01/24/2022 (A)	1,181,000	1,329,438
Goldman Sachs Group, Inc., Series MTN 1.84%, 11/29/2023 (A) (B)	2,740,000	2,782,399
Morgan Stanley
3.45%, 11/02/2015 (A)	3,468,000	3,609,862
3.80%, 04/29/2016	1,045,000	1,105,432
Morgan Stanley, Series MTN 5.00%, 11/24/2025 (A)	2,910,000	2,918,701
Chemicals - 0.6%
LYB International Finance BV 5.25%, 07/15/2043	17,000	17,089
LyondellBasell Industries NV 5.00%, 04/15/2019	7,097,000	7,882,077
Rain CII Carbon LLC / CII Carbon Corp. 8.50%, 01/15/2021 - Reg S	EUR 130,000	181,524
Commercial Banks - 1.2%
ABN AMRO Bank NV, Series MTN 6.38%, 04/27/2021 - Reg S	380,000	604,049
Caixa Economica Federal 2.38%, 11/06/2017 - 144A	$ 1,650,000	1,532,438
Commerzbank AG, Series MTN 6.38%, 03/22/2019 (A)	EUR 1,000,000	1,521,723
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 5.75%, 12/01/2043 (A)	$ 484,000	513,082
Glitnir HF 6.33%, 07/28/2011 - 144A (F)	290,000	84,825
HSBC Bank Brasil SA - Banco Multiplo, Series MTN 4.00%, 05/11/2016 - 144A	5,850,000	5,945,062
Landsbanki Islands HF 6.10%, 08/25/2011 - 144A (F) (H)	320,000	28,800
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.30%, 05/15/2017 - 144A	170,000	181,263
U.S. Bancorp, Series MTN 1.95%, 11/15/2018	2,529,000	2,515,437
Wells Fargo & Co.
1.50%, 07/01/2015	1,055,000	1,069,835
2.15%, 01/15/2019	952,000	949,018
5.38%, 11/02/2043 (A)	880,000	901,125
Commercial Services & Supplies - 0.3%
EC Finance PLC 9.75%, 08/01/2017 - Reg S	EUR 124,000	185,892
GCL Holdings SCA 9.38%, 04/15/2018 - Reg S	110,000	163,433
United Rentals North America, Inc. 7.63%, 04/15/2022	$ 3,320,000	3,689,350
Verisure Holding AB, Series MTN 8.75%, 12/01/2018 - Reg S (A)	EUR 110,000	163,811

	Principal	Value
Communications Equipment - 0.1%
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%, 04/15/2023	$ 1,550,000	$ 1,450,960
Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd. 6.75%, 10/01/2022 - 144A	1,203,181	1,231,456
Construction Materials - 0.0% (D)
Buzzi Unicem SpA 6.25%, 09/28/2018 - Reg S	EUR 100,000	154,601
Consumer Finance - 0.1%
Discover Financial Services 3.85%, 11/21/2022	$ 1,136,000	1,077,121
Unique Pub Finance Co. PLC 5.66%, 06/30/2027	GBP 93,577	151,859
Containers & Packaging - 0.1%
Ardagh Glass Finance PLC 8.75%, 02/01/2020 - Reg S	EUR 62,000	90,411
Ardagh Packaging Finance PLC 9.25%, 10/15/2020 - Reg S	100,000	149,607
Rock Tenn Co. 4.00%, 03/01/2023	$ 482,000	460,354
Diversified Financial Services - 2.4%
Bank of America Corp.
2.60%, 01/15/2019	1,676,000	1,683,398
3.70%, 09/01/2015	4,230,000	4,421,666
4.10%, 07/24/2023 (A)	5,055,000	5,076,448
Bank of America Corp., Series MTN 3.30%, 01/11/2023 (A)	6,065,000	5,739,109
Citigroup, Inc.
3.38%, 03/01/2023	1,450,000	1,378,247
4.45%, 01/10/2017	900,000	975,419
Ford Motor Credit Co. LLC
4.38%, 08/06/2023 (A)	706,000	709,783
5.00%, 05/15/2018	4,159,000	4,632,748
JPMorgan Chase & Co.
3.20%, 01/25/2023 (A)	560,000	530,895
3.25%, 09/23/2022	1,240,000	1,188,318
4.75%, 03/01/2015	2,115,000	2,212,757
Kaupthing Bank Hf 7.13%, 05/19/2016 - 144A (F) (G)	200,000	0
Novus USA Trust 1.54%, 02/28/2014 - 144A (B) (G)	2,930,000	2,933,652
Diversified Telecommunication Services - 2.4%
AT&T, Inc. 2.38%, 11/27/2018 (A)	1,340,000	1,341,150
Intelsat Jackson Holdings SA 7.25%, 04/01/2019	1,902,000	2,054,160
Level 3 Financing, Inc. 8.13%, 07/01/2019	2,053,000	2,248,035
Sprint Capital Corp. 6.88%, 11/15/2028 (A)	822,000	774,735
Telenet Finance III Luxembourg SCA 6.63%, 02/15/2021 - Reg S	EUR 100,000	148,575
Telenet Finance V Luxembourg SCA 6.75%, 08/15/2024 - Reg S	100,000	146,271
Verizon Communications, Inc.
3.65%, 09/14/2018	$ 5,735,000	6,070,865
3.85%, 11/01/2042	6,304,000	5,149,132

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
4.50%, 09/15/2020	$ 1,160,000	$ 1,241,857
5.15%, 09/15/2023	2,645,000	2,839,915
6.55%, 09/15/2043	8,011,000	9,372,542
Virgin Media Secured Finance PLC 6.00%, 04/15/2021 - Reg S	GBP 110,000	187,164
Electric Utilities - 1.1%
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	$ 468,000	476,535
8.88%, 11/15/2018	459,000	580,563
Dominion Gas Holdings LLC 4.80%, 11/01/2043 - 144A (A)	173,000	167,264
Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,560,000	1,452,547
Duke Energy Florida, Inc. 6.40%, 06/15/2038	1,000,000	1,232,950
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, 12/01/2020	6,135,000	6,518,438
Georgia Power Co. 3.00%, 04/15/2016	3,370,000	3,512,831
Jersey Central Power & Light Co. 7.35%, 02/01/2019	1,025,000	1,210,429
Electronic Equipment & Instruments - 0.0% (D)
Trionista Holdco GmbH 5.00%, 04/30/2020 - Reg S (A)	EUR 100,000	140,734
Trionista TopCo GmbH 6.88%, 04/30/2021 - Reg S	100,000	145,343
Energy Equipment & Services - 1.5%
Enterprise Products Operating LLC 4.45%, 02/15/2043	$ 1,035,000	914,232
Noble Holding International, Ltd. 5.25%, 03/15/2042 (A)	505,000	484,538
Schlumberger Investment SA 3.65%, 12/01/2023 (A)	855,000	847,556
TransCanada PipeLines, Ltd. 3.75%, 10/16/2023 (A)	1,035,000	1,008,771
Transocean, Inc.
2.50%, 10/15/2017	3,595,000	3,633,085
5.05%, 12/15/2016	2,575,000	2,844,528
6.00%, 03/15/2018 (A)	6,084,000	6,822,878
6.50%, 11/15/2020 (A)	1,610,000	1,838,523
6.80%, 03/15/2038 (A)	870,000	968,321
Food & Staples Retailing - 0.1%
Bakkavor Finance 2 PLC 8.75%, 06/15/2020 - Reg S	GBP 100,000	180,502
CVS Caremark Corp. 5.30%, 12/05/2043	$ 324,000	335,069
House of Fraser Funding PLC 8.88%, 08/15/2018 - Reg S	GBP 100,000	180,912
Wal-Mart Stores, Inc. 4.00%, 04/11/2043	$ 1,288,000	1,146,298
Food Products - 0.2%
WM Wrigley Jr. Co. 2.90%, 10/21/2019 - 144A	2,260,000	2,241,317
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. 2.65%, 10/01/2018	3,132,000	3,153,307

	Principal	Value
Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp. 2.88%, 10/15/2018	$ 2,414,000	$ 2,399,912
IDH Finance PLC, Series MTN 6.00%, 12/01/2018 - Reg S	GBP 110,000	183,976
Health Care Providers & Services - 1.0%
Coventry Health Care, Inc. 5.45%, 06/15/2021	$ 1,667,000	1,854,746
HCA, Inc. 7.25%, 09/15/2020	4,395,000	4,790,550
Priory Group No. 3 PLC 7.00%, 02/15/2018 - Reg S	GBP 130,000	226,575
Tenet Healthcare Corp. 6.25%, 11/01/2018 (A)	$ 2,010,000	2,226,075
UnitedHealth Group, Inc. 3.38%, 11/15/2021	665,000	656,795
WellPoint, Inc.
1.88%, 01/15/2018	1,975,000	1,952,902
2.30%, 07/15/2018	1,489,000	1,477,183
Hotels, Restaurants & Leisure - 0.3%
Caesars Entertainment Resort Properties LLC
8.00%, 10/01/2020 - 144A (A)	1,442,000	1,499,680
11.00%, 10/01/2021 - 144A (A)	1,595,000	1,634,875
Carnival Corp. 3.95%, 10/15/2020	384,000	384,296
Cirsa Funding Luxembourg SA 8.75%, 05/15/2018 - Reg S	EUR 140,000	204,154
Enterprise Inns PLC 6.50%, 12/06/2018	GBP 136,000	233,655
Gala Group Finance PLC 8.88%, 09/01/2018 - Reg S	110,000	196,184
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018 - 144A (A)	$ 94,000	96,115
4.88%, 11/01/2020 - 144A (A)	150,000	150,000
Household Durables - 0.0% (D)
DFS Furniture Holdings PLC 7.63%, 08/15/2018 - Reg S (A)	GBP 103,000	182,171
Household Products - 0.4%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.88%, 02/15/2021	$ 2,320,000	2,499,800
7.88%, 08/15/2019	2,595,000	2,867,475
Insurance - 1.8%
Allianz Finance II BV, Series MTN 5.75%, 07/08/2041 (B)	EUR 900,000	1,388,451
American International Group, Inc.
3.38%, 08/15/2020 (A)	$ 2,515,000	2,529,627
3.80%, 03/22/2017	3,465,000	3,700,270
4.13%, 02/15/2024	1,439,000	1,430,658
8.18%, 05/15/2058 (B)	1,095,000	1,324,950
American International Group, Inc., Series MTN 5.45%, 05/18/2017	1,555,000	1,738,055
Manulife Financial Corp. 3.40%, 09/17/2015	680,000	707,832
Muenchener Rueckversicherungs AG, Series MTN 6.00%, 05/26/2041 - Reg S (B)	EUR 300,000	477,351

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Insurance (continued)
Prudential Financial, Inc. 5.88%, 09/15/2042 (B)	$ 297,000	$ 301,826
Prudential Financial, Inc., Series MTN
4.50%, 11/15/2020 (A)	1,000,000	1,072,792
4.75%, 09/17/2015	1,686,000	1,796,672
5.38%, 06/21/2020	1,500,000	1,695,170
7.38%, 06/15/2019	1,630,000	2,001,130
XL Group PLC 6.50%, 04/15/2017 (A) (B) (E)	3,100,000	3,049,625
XLIT, Ltd.
2.30%, 12/15/2018	666,000	654,138
5.25%, 12/15/2043 (A)	303,000	305,029
Internet Software & Services - 0.0% (D)
Cerved Group SpA, Series MTN 8.00%, 01/15/2021 - Reg S	EUR 110,000	160,028
IT Services - 0.2%
International Business Machines Corp. 3.38%, 08/01/2023 (A)	$ 2,175,000	2,119,111
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. 6.00%, 03/01/2020	1,685,000	1,936,100
Thermo Fisher Scientific, Inc.
2.40%, 02/01/2019	2,328,000	2,306,329
5.30%, 02/01/2044	177,000	178,978
Media - 2.6%
21st Century Fox America, Inc. 7.63%, 11/30/2028	1,070,000	1,327,166
CBS Corp.
4.63%, 05/15/2018	670,000	726,333
5.75%, 04/15/2020	530,000	594,938
8.88%, 05/15/2019	1,460,000	1,866,654
Comcast Corp.
4.65%, 07/15/2042	3,112,000	2,896,040
5.88%, 02/15/2018	2,709,000	3,107,207
COX Communications, Inc.
4.70%, 12/15/2042 - 144A (A)	906,000	760,882
8.38%, 03/01/2039 - 144A	3,525,000	4,275,028
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022 (A)	965,000	927,014
5.00%, 03/01/2021	1,855,000	1,948,694
5.15%, 03/15/2042	1,605,000	1,441,454
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 - 144A (E)	1,500,000	1,485,000
NBCUniversal Media LLC
4.38%, 04/01/2021 (A)	575,000	608,593
4.45%, 01/15/2043 (A)	1,389,000	1,244,299
5.15%, 04/30/2020	2,296,000	2,566,345
Time Warner Cable, Inc.
8.25%, 04/01/2019	5,090,000	5,962,960
8.75%, 02/14/2019 (A)	2,108,000	2,514,511
Unitymedia KabelBW GmbH 9.50%, 03/15/2021 - Reg S	EUR 130,000	207,618
Metals & Mining - 0.5%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023	$2,116,000	2,125,179
5.00%, 09/30/2043	832,000	845,929

	Principal	Value
Metals & Mining (continued)
Novelis, Inc. 8.75%, 12/15/2020 (A)	$2,735,000	$ 3,042,687
Multi-Utilities - 0.2%
Dominion Resources, Inc. 1.95%, 08/15/2016	2,650,000	2,693,850
Oil, Gas & Consumable Fuels - 3.9%
Apache Corp.
4.25%, 01/15/2044 (A)	935,000	840,629
4.75%, 04/15/2043	530,000	514,071
BP Capital Markets PLC 2.75%, 05/10/2023	2,120,000	1,935,764
CONSOL Energy, Inc. 8.25%, 04/01/2020 (A)	290,000	313,925
Energy Transfer Partners, LP 4.15%, 10/01/2020	3,675,000	3,728,585
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024 (A)	3,140,000	3,037,859
Laredo Petroleum, Inc. 7.38%, 05/01/2022	1,370,000	1,486,450
Linn Energy LLC / Linn Energy Finance Corp. 7.00%, 11/01/2019 - 144A (A)	2,820,000	2,848,200
MEG Energy Corp. 6.50%, 03/15/2021 - 144A	4,030,000	4,241,575
Murphy Oil Corp.
2.50%, 12/01/2017 (A)	2,286,000	2,299,901
3.70%, 12/01/2022	1,207,000	1,115,274
Nexen Energy ULC 5.88%, 03/10/2035	110,000	117,476
Noble Energy, Inc.
4.15%, 12/15/2021	1,140,000	1,172,204
5.25%, 11/15/2043	1,400,000	1,398,856
6.00%, 03/01/2041	1,260,000	1,347,288
8.25%, 03/01/2019	1,090,000	1,354,811
Peabody Energy Corp. 6.25%, 11/15/2021 (A)	1,715,000	1,732,150
Petrobras International Finance Co. 3.88%, 01/27/2016	5,825,000	5,996,616
Range Resources Corp. 5.75%, 06/01/2021 (A)	450,000	477,000
SemGroup, LP (Escrow Shares) 8.75%, 11/15/2049 (B)	125,000	2,500
Shell International Finance BV
2.00%, 11/15/2018 (A)	2,299,000	2,300,451
4.55%, 08/12/2043	2,164,000	2,110,642
Statoil ASA 2.90%, 11/08/2020 (A)	2,630,000	2,612,792
Total Capital International SA 3.70%, 01/15/2024	2,195,000	2,170,359
Western Gas Partners, LP
4.00%, 07/01/2022	1,212,000	1,156,758
5.38%, 06/01/2021	2,001,000	2,143,669
Williams Cos., Inc.
3.70%, 01/15/2023 (A)	3,360,000	2,932,635
7.88%, 09/01/2021	816,000	940,939
Paper & Forest Products - 0.5%
International Paper Co. 4.75%, 02/15/2022 (A)	5,882,000	6,166,812

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Personal Products - 0.0% (D)
Ontex IV SA 9.00%, 04/15/2019 - Reg S	EUR 110,000	$ 164,190
Pharmaceuticals - 0.4%
AbbVie, Inc. 4.40%, 11/06/2042	$ 1,585,000	1,478,288
Actavis, Inc. 4.63%, 10/01/2042 (A)	1,585,000	1,442,033
Bristol-Myers Squibb Co. 4.50%, 03/01/2044	1,850,000	1,772,006
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	850,000	833,697
Professional Services - 0.0% (D)
La Financiere Atalian SA 7.25%, 01/15/2020 - Reg S (A)	EUR 100,000	145,725
TMF Group Holding BV 9.88%, 12/01/2019 - Reg S	119,000	177,096
Real Estate Investment Trusts - 0.0% (D)
Ventas Realty, LP / Ventas Capital Corp. 2.70%, 04/01/2020	$ 545,000	521,130
Real Estate Management & Development - 0.2%
Algeco Scotsman Global Finance PLC, Series MTN 9.00%, 10/15/2018 - Reg S	EUR 110,000	163,811
Realogy Group LLC 7.88%, 02/15/2019 - 144A (A)	$ 2,020,000	2,216,950
Road & Rail - 0.0% (D)
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023 (A)	637,000	593,213
Software - 0.1%
First Data Corp. 7.38%, 06/15/2019 - 144A	1,060,000	1,131,550
Oracle Corp. 3.63%, 07/15/2023	114,000	113,084
Specialty Retail - 0.1%
QVC, Inc. 7.50%, 10/01/2019 - 144A	1,730,000	1,864,675
Tobacco - 0.3%
Altria Group, Inc. 4.00%, 01/31/2024	925,000	904,108
Philip Morris International, Inc.
1.88%, 01/15/2019 (A)	1,991,000	1,945,711
4.88%, 11/15/2043	651,000	644,900
Trading Companies & Distributors - 0.0% (D)
Rexel SA 5.13%, 06/15/2020 - Reg S	EUR 100,000	144,792
Transportation Infrastructure - 0.0% (D)
Gategroup Finance Luxembourg SA, Series MTN 6.75%, 03/01/2019 - Reg S (A)	110,000	160,331
Wireless Telecommunication Services - 0.8%
America Movil SAB de CV 2.38%, 09/08/2016	$ 3,420,000	3,519,761
MetroPCS Wireless, Inc. 7.88%, 09/01/2018 (A)	117,000	125,629
Phones4u Finance PLC 9.50%, 04/01/2018 - Reg S	GBP 100,000	175,324
Sprint Communications, Inc. 9.00%, 11/15/2018 - 144A	$ 3,570,000	4,301,850

	Principal	Value
Wireless Telecommunication Services (continued)
Sprint Corp. 7.88%, 09/15/2023 - 144A (A)	$ 1,290,000	$ 1,386,750
T-Mobile USA, Inc.
6.46%, 04/28/2019	145,000	154,062
6.63%, 04/28/2021	475,000	499,937
6.73%, 04/28/2022	460,000	479,550
6.84%, 04/28/2023 (A)	145,000	150,438

Total Corporate Debt Securities (cost $341,069,678)		347,627,410

	Shares	Value
PREFERRED STOCKS - 0.4%
Consumer Finance - 0.0% (D)
Ally Financial, Inc. 144A, 7.00%	341	325,687
Diversified Financial Services - 0.3%
Citigroup Capital XIII, 7.88% (B)	126,052	3,434,917
Short-Term U.S. Government Obligations - 0.1%
Fannie Mae - Series O, 0.00% (B) (I) (J)	1,300	18,460
Fannie Mae - Series S, 8.25% (B) (J)	81,175	710,281
Freddie Mac - Series Z, 8.38% (B) (J)	93,300	836,901

Total Preferred Stocks (cost $5,599,078)		5,326,246

	Contracts	Value
PURCHASED OPTION - 0.0% (D)
Put Option - 0.0% (D)
Eurodollar, Mid-Curve 2-Year Future Exercise Price $ 98.75 Expires 03/14/2014	663	447,525

Total Purchased Option (cost $191,905)		447,525

	Notional Amount	Value
PURCHASED SWAPTIONS - 0.0% (D) (K) (L)
Call Option - 0.0% (D)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 4.50%, European Style Expires 02/26/2014 Counterparty: BCLY	AUD 20,280,000	112,481
Put Options - 0.0% (D)
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.10%, European Style Expires 06/05/2014 Counterparty: BCLY	JPY 1,402,000,000	84,504
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.10%, European Style Expires 06/06/2014 Counterparty: BCLY	700,000,000	42,529
OTC - If exercised the Series receives floating 3 month LIBOR, and pays 1.10%, European Style Expires 06/09/2014 Counterparty: BOA	1,458,000,000	90,127

Total Purchased Swaptions (cost $405,480)		329,641

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 2.7%
BlackRock Provident TempFund 24 (M)	35,661,273	$ 35,661,273

Total Short-Term Investment Company (cost $35,661,273)		35,661,273

SECURITIES LENDING COLLATERAL - 6.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (I)	80,612,269	80,612,269

Total Securities Lending Collateral (cost $80,612,269)		80,612,269

Total Investment Securities (cost $1,585,919,133) (N)		1,580,128,316
Other Assets and Liabilities - Net - (18.3)%		(243,917,452)

Net Assets - 100.0%		$ 1,336,210,864

	Principal	Value
TBA SHORT COMMITMENTS - (7.4)%
U.S. GOVERNMENT AGENCY OBLIGATIONS - (7.4)%
Fannie Mae, TBA
2.50%	$ (3,500,000)	$ (3,463,906)
3.00%	(100,000)	(94,930)
3.50%	(19,430,000)	(19,243,290)
4.00%	(9,400,000)	(9,960,328)
4.50%	(100,000)	(105,629)
5.00%	(11,400,000)	(12,344,953)
6.00%	(1,800,000)	(1,994,766)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac, TBA 3.00%	$ (5,700,000)	$ (5,398,969)
Ginnie Mae, TBA
3.50%	(7,700,000)	(7,760,457)
4.00%	(19,200,000)	(19,958,250)
4.50%	(16,400,000)	(17,533,906)
5.00%	(400,000)	(433,422)

Total U.S. Government Agency Obligations (proceeds $98,595,703)		(98,292,806)

Total TBA Short Commitments (proceeds $98,595,703)		(98,292,806)

	Contracts	Value
WRITTEN OPTION - (0.0)% (D)
Put Option - (0.0)% (D)
Eurodollar, Mid-Curve 2-Year Future Exercise Price $ 98.25 Expires 03/14/2014	663	(107,738)

Total Written Option (premiums $(48,432))		(107,738)

WRITTEN SWAPTIONS: (K) (L)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Paid (Received)	Value
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month JPY LIBOR BBA	Pay	1.40%	06/05/2014	JPY 1,402,000,000	$(30,217)	$(18,030)
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month JPY LIBOR BBA	Pay	1.40	06/06/2014	700,000,000	(17,205)	(9,151)
Put - OTC 10-Year Interest Rate Swap	BOA	6-Month JPY LIBOR BBA	Pay	1.40	06/09/2014	1,458,000,000	(44,501)	(19,826)

							$(91,923)	$(47,007)

CENTRALLY CLEARED SWAP AGREEMENTS: (O)
CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION: (P)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Notional Amount (Q)	Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American High Yield Index - Series 21	5.00%	12/20/2018	$14,260,000	$(1,238,792)	$(940,361)	$(298,431)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	0.65%	11/26/2016		$5,060,000	$25,267	$9	$25,258
6-Month JPY-LIBOR	0.79	11/28/2023	JP	Y 741,165,000	89,117	113	89,004
6-Month JPY-LIBOR	0.82	11/25/2023		679,400,000	64,587	104	64,483

					$178,971	$226	$178,745

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

OVER THE COUNTER SWAP AGREEMENTS: (K) (L)
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION: (S)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Counterparty	Implied Credit Spread (BP) at 12/31/13 (T)	Notional Amount (Q)	Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	1.00%	12/20/2018	DUB	110.74	$4,880,000	$27,400	$(41,116)	$68,516

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION: (P)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (Q)	Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North American CMBS Basket Index - Series AAA6	0.50%	05/11/2063	MSC	$1,425,000	$35,953	$53,077	$(17,124)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (S)
Reference Obligation	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (Q)	Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Index - Series 20	5.00%	12/20/2018	BCLY	$1,751,000	$180,501	$174,819	$5,682
Emerging Markets Index - Series 20	5.00	12/20/2018	BCLY	1,910,000	196,892	190,694	6,198
Emerging Markets Index - Series 20	5.00	12/20/2018	BOA	995,000	102,569	101,317	1,252
Emerging Markets Index - Series 20	5.00	12/20/2018	BCLY	994,000	102,467	102,866	(399)
North American CMBS Basket Index - Series AM2	0.50	03/15/2049	DUB	2,265,000	(55,697)	(318,177)	262,480
North American CMBS Basket Index - Series AM4	0.50	02/17/2051	DUB	870,000	(59,554)	(128,100)	68,546

					$467,178	$123,419	$343,759

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty		Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	1.75%	01/15/2033	CITI	JPY	268,900,000	$67,417	$0	$67,417
MXN TIIE Banxico	6.36	10/18/2023	DUB	MXN	17,870,000	(44,395)	0	(44,395)

						$23,022	$0	$23,022

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:
Floating Rate Index	Fixed Rate	Expiration Date	Counterparty		Notional Amount	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	3.27%	05/16/2021	DUB		$3,650,000	$(190,744)	$0	$(190,744)
6-Month JPY-LIBOR	1.68	01/25/2033	BCLY	JPY	268,900,000	(33,179)	0	(33,179)

						$(223,923)	$0	$(223,923)

FUTURES CONTRACTS: (U)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Short	(629)	03/20/2014	$1,241,126
2-Year U.S. Treasury Note	Long	415	03/31/2014	(121,177)
5-Year U.S. Treasury Note	Short	(233)	03/31/2014	43,705
90-Day Eurodollar	Short	(87)	12/14/2015	38,063
German Euro Bund	Short	(7)	03/06/2014	19,370
Long U.S. Treasury Bond	Long	272	03/20/2014	(587,833)
Ultra Long U.S. Treasury Bond	Long	373	03/20/2014	(929,970)

				$(296,716)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS: (K) (L)
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	BCLY	(12,831,000)	01/22/2014	$(17,326,649)	$(324,762)
EUR	BNP	5,276,000	01/22/2014	7,255,711	2,402
GBP	BCLY	(1,407,000)	01/23/2014	(2,270,877)	(58,678)

					$(381,038)

VALUATION SUMMARY: (V)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$133,305,996	$—	$133,305,996
U.S. Government Agency Obligations	—	518,762,097	—	518,762,097
Foreign Government Obligations	—	17,022,246	—	17,022,246
Mortgage-Backed Securities	—	206,805,358	—	206,805,358
Asset-Backed Securities	—	229,286,169	—	229,286,169
Municipal Government Obligations	—	3,873,647	—	3,873,647
Preferred Corporate Debt Securities	—	1,068,439	—	1,068,439
Corporate Debt Securities
Airlines	—	2,865,958	—	2,865,958
Auto Components	—	144,724	—	144,724
Automobiles	—	1,586,290	—	1,586,290
Biotechnology	—	2,290,270	—	2,290,270
Building Products	—	158,137	—	158,137
Capital Markets	—	17,125,113	—	17,125,113
Chemicals	—	8,080,690	—	8,080,690
Commercial Banks	—	15,846,657	—	15,846,657
Commercial Services & Supplies	—	4,202,486	—	4,202,486
Communications Equipment	—	1,450,960	—	1,450,960
Construction & Engineering	—	1,231,456	—	1,231,456
Construction Materials	—	154,601	—	154,601
Consumer Finance	—	1,228,980	—	1,228,980
Containers & Packaging	—	700,372	—	700,372
Diversified Financial Services	—	31,482,440	0	31,482,440
Diversified Telecommunication Services	—	31,574,401	—	31,574,401
Electric Utilities	—	15,151,557	—	15,151,557
Electronic Equipment & Instruments	—	286,077	—	286,077
Energy Equipment & Services	—	19,362,432	—	19,362,432
Food & Staples Retailing	—	1,842,781	—	1,842,781
Food Products	—	2,241,317	—	2,241,317
Health Care Equipment & Supplies	—	5,737,195	—	5,737,195
Health Care Providers & Services	—	13,184,826	—	13,184,826
Hotels, Restaurants & Leisure	—	4,398,959	—	4,398,959
Household Durables	—	182,171	—	182,171
Household Products	—	5,367,275	—	5,367,275
Insurance	—	24,173,576	—	24,173,576
Internet Software & Services	—	160,028	—	160,028
IT Services	—	2,119,111	—	2,119,111
Life Sciences Tools & Services	—	4,421,407	—	4,421,407
Media	—	34,460,736	—	34,460,736
Metals & Mining	—	6,013,795	—	6,013,795
Multi-Utilities	—	2,693,850	—	2,693,850
Oil, Gas & Consumable Fuels	—	52,329,379	—	52,329,379
Paper & Forest Products	—	6,166,812	—	6,166,812
Personal Products	—	164,190	—	164,190

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY (continued): (V)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
Pharmaceuticals	$—	$5,526,024	$—	$5,526,024
Professional Services	—	322,821	—	322,821
Real Estate Investment Trusts	—	521,130	—	521,130
Real Estate Management & Development	—	2,380,761	—	2,380,761
Road & Rail	—	593,213	—	593,213
Software	—	1,244,634	—	1,244,634
Specialty Retail	—	1,864,675	—	1,864,675
Tobacco	—	3,494,719	—	3,494,719
Trading Companies & Distributors	—	144,792	—	144,792
Transportation Infrastructure	—	160,331	—	160,331
Wireless Telecommunication Services	—	10,793,301	—	10,793,301
Preferred Stocks	5,326,246	—	—	5,326,246
Purchased Option	447,525	—	—	447,525
Purchased Swaptions	—	329,641	—	329,641
Short-Term Investment Company	35,661,273	—	—	35,661,273
Securities Lending Collateral	80,612,269	—	—	80,612,269
Total Investment Securities	$122,047,313	$1,458,081,003	$0	$1,580,128,316

Derivative Financial Instruments
Credit Default Swap Agreements (W)	$—	$412,674	$—	$412,674
Interest Rate Swap Agreements (W)	—	246,162	—	246,162
Futures Contracts (W)	1,342,264	—	—	1,342,264
Forward Foreign Currency Contracts (W)	—	2,402	—	2,402
Total Derivative Financial Instruments	$1,342,264	$661,238	$—	$2,003,502

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
TBA Short Commitments
U.S. Government Agency Obligations	$—	$(98,292,806)	$—	$(98,292,806)
Total TBA Short Commitments	$—	$(98,292,806)	$—	$(98,292,806)

Derivative Financial Instruments
Written Option	$(107,738)	$—	$—	$(107,738)
Written Swaptions	—	(47,007)	—	(47,007)
Credit Default Swap Agreements (W)	—	(315,954)	—	(315,954)
Interest Rate Swap Agreements (W)	—	(268,318)	—	(268,318)
Futures Contracts (W)	(1,638,980)	—	—	(1,638,980)
Forward Foreign Currency Contracts (W)	—	(383,440)	—	(383,440)
Total Derivative Financial Instruments	$(1,746,718)	$(1,014,719)	$—	$(2,761,437)

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY (continued): (V)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (X)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (Y)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (X)
Corporate Debt Securities	$0	$—	$—	$(2,247)	$(1,335,397)	$1,337,644	$—	$—	$0	$1,384

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $78,989,620. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(C)	Step bond - Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(D)	Percentage rounds to less than 0.1%.
(E)	The security has a perpetual maturity. The date shown is the next call date.
(F)	In default.
(G)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $2,933,846, or 0.22% of the portfolio’s net assets.
(H)	Illiquid. Total aggregate fair value of illiquid securities is $28,994, or less than 0.01% of the portfolio’s net assets.
(I)	Rate shown reflects the yield at December 31, 2013.
(J)	Non-income producing security.
(K)	Cash in the amount of $520,000 has been segregated by the custodian as collateral for open swap, swaptions and/or forward foreign currency contracts.
(L)	Cash in the amount of $100,000 has been segregated by the broker as collateral for open swap, swaptions and/or forward foreign currency contracts.
(M)	The investment issuer is affiliated with the sub-adviser of the portfolio.
(N)	Aggregate cost for federal income tax purposes is $1,586,669,785. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $21,152,981 and $27,694,450, respectively. Net unrealized depreciation for tax purposes is $6,541,469.
(O)	Cash in the amount of $855,000 has been segregated by the custodian with the broker as collateral for centrally cleared swaps.
(P)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(U)	Cash in the amount of $1,197,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(V)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(W)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(X)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(Y)	Level 3 securities were not considered significant to the portfolio.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $250,771,456, or 18.77% of the portfolio’s net assets.
BBA	British Bankers’ Association
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America
BP	Basis Point
CITI	Citigroup, Inc.
CMBS	Commercial Mortgage-Backed Securities
DUB	Deutsche Bank AG
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley
MTN	Medium Term Note
MXN TIIE Banxico	Tasa de Interés Interbancaria de Equilibrio (Interbank Equilibrium Interest Rate) (“TIIE”) for MXNde Equilibrio by the Banco de México
OJSC	Open Joint Stock Company
OTC	Over the Counter
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
CORPORATE DEBT SECURITIES - 89.0%
Aerospace & Defense - 1.2%
Accudyne Industries Borrower / Accudyne Industries LLC 7.75%, 12/15/2020 - 144A	$ 1,785,000	$ 1,892,100
Alliant Techsystems, Inc. 5.25%, 10/01/2021 - 144A	1,175,000	1,177,938
GenCorp, Inc. 7.13%, 03/15/2021	1,350,000	1,444,500
Huntington Ingalls Industries, Inc. 7.13%, 03/15/2021	1,465,000	1,607,837
TransDigm, Inc. 7.75%, 12/15/2018	3,750,000	4,021,875
Air Freight & Logistics - 0.3%
Air Medical Group Holdings, Inc. 9.25%, 11/01/2018	1,944,000	2,099,520
Auto Components - 0.4%
American Axle & Manufacturing, Inc. 5.13%, 02/15/2019	550,000	565,125
Schaeffler Holding Finance BV 6.88%, 08/15/2018 - 144A (A)	2,450,000	2,597,000
Tomkins LLC / Tomkins, Inc. 9.00%, 10/01/2018	436,000	477,420
Automobiles - 0.4%
Chrysler Group LLC / CG Co.-Issuer, Inc. 8.25%, 06/15/2021	2,815,000	3,202,063
Beverages - 0.4%
Constellation Brands, Inc.
4.25%, 05/01/2023	2,640,000	2,461,800
6.00%, 05/01/2022	1,240,000	1,323,700
Biotechnology - 0.1%
STHI Holding Corp. 8.00%, 03/15/2018 - 144A	1,115,000	1,193,050
Building Products - 1.1%
Builders FirstSource, Inc. 7.63%, 06/01/2021 - 144A	1,975,000	2,063,875
Interline Brands, Inc. 10.00%, 11/15/2018 (A)	2,665,000	2,911,512
Nortek, Inc.
8.50%, 04/15/2021	1,440,000	1,594,800
10.00%, 12/01/2018	1,560,000	1,721,850
USG Corp. 5.88%, 11/01/2021 - 144A	730,000	759,200
Capital Markets - 0.3%
Darling Escrow Corp. 5.38%, 01/15/2022 - 144A (B)	1,070,000	1,078,025
E*TRADE Financial Corp.
6.00%, 11/15/2017	250,000	265,625
6.38%, 11/15/2019	860,000	923,425
Chemicals - 1.8%
Celanese US Holdings LLC
5.88%, 06/15/2021	765,000	814,725
6.63%, 10/15/2018	655,000	699,212
Chemtura Corp. 5.75%, 07/15/2021	670,000	679,213
Ineos Finance PLC 8.38%, 02/15/2019 - 144A	3,190,000	3,548,875
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, 03/01/2019	750,000	789,375

	Principal	Value
Chemicals (continued)
Rockwood Specialties Group, Inc. 4.63%, 10/15/2020	$ 2,380,000	$ 2,430,575
Tronox Finance LLC 6.38%, 08/15/2020	3,780,000	3,855,600
US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV 7.38%, 05/01/2021 - 144A	2,620,000	2,793,575
Commercial Banks - 0.2%
CIT Group, Inc.
5.00%, 08/15/2022	385,000	375,375
5.25%, 03/15/2018	525,000	563,063
5.38%, 05/15/2020	190,000	201,875
5.50%, 02/15/2019 - 144A	865,000	927,712
Commercial Services & Supplies - 3.6%
ADS Waste Holdings, Inc. 8.25%, 10/01/2020	960,000	1,041,600
ADT Corp. 6.25%, 10/15/2021 - 144A	2,580,000	2,709,000
Alphabet Holding Co., Inc.
7.75%, 11/01/2017 (A)	2,385,000	2,459,531
7.75%, 11/01/2017 - 144A (A)	2,415,000	2,490,469
Clean Harbors, Inc.
5.13%, 06/01/2021	865,000	873,650
5.25%, 08/01/2020	925,000	952,750
Covanta Holding Corp. 6.38%, 10/01/2022	1,700,000	1,745,421
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, 12/15/2019 - 144A	895,000	933,038
Envision Healthcare Corp. 8.13%, 06/01/2019	449,000	486,604
Hertz Corp.
6.25%, 10/15/2022	955,000	986,037
7.50%, 10/15/2018	735,000	792,881
Interface, Inc. 7.63%, 12/01/2018	657,000	706,275
Iron Mountain, Inc. 6.00%, 08/15/2023	2,485,000	2,547,125
Nielsen Co. Luxembourg SARL 5.50%, 10/01/2021 - 144A	985,000	999,775
Polymer Group, Inc. 7.75%, 02/01/2019	1,265,000	1,348,806
ServiceMaster Co.
7.00%, 08/15/2020	1,035,000	1,025,944
8.00%, 02/15/2020	430,000	438,600
United Rentals North America, Inc.
7.38%, 05/15/2020	4,950,000	5,488,312
7.63%, 04/15/2022	585,000	650,081
8.25%, 02/01/2021	290,000	326,975
8.38%, 09/15/2020	475,000	529,625
10.25%, 11/15/2019	1,075,000	1,217,975
Communications Equipment - 2.1%
Alcatel-Lucent USA, Inc.
4.63%, 07/01/2017 - 144A	935,000	936,169
6.75%, 11/15/2020 - 144A	1,880,000	1,952,850
8.88%, 01/01/2020 - 144A	5,315,000	5,926,225
Avaya, Inc.
9.00%, 04/01/2019 - 144A	2,975,000	3,108,875
9.75%, 11/01/2015	345,000	342,412

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Communications Equipment (continued)
Avaya, Inc. (continued)
10.50%, 03/01/2021 - 144A	$ 3,387,600	$ 3,235,158
CommScope Holding Co., Inc. 6.63%, 06/01/2020 - 144A (A)	1,460,000	1,518,400
CommScope, Inc. 8.25%, 01/15/2019 - 144A	781,000	856,171
Computers & Peripherals - 0.7%
NCR Corp. 5.00%, 07/15/2022	1,145,000	1,089,181
NCR Escrow Corp.
5.88%, 12/15/2021 - 144A	615,000	626,531
6.38%, 12/15/2023 - 144A	1,090,000	1,113,163
Seagate HDD Cayman 7.00%, 11/01/2021	2,720,000	3,002,200
Consumer Finance - 2.1%
Ally Financial, Inc.
3.50%, 07/18/2016	3,340,000	3,446,359
5.50%, 02/15/2017	1,700,000	1,840,250
6.25%, 12/01/2017	3,830,000	4,270,450
8.00%, 12/31/2018 - 11/01/2031	2,430,000	2,900,794
SLM Corp., Series MTN
5.50%, 01/15/2019	4,230,000	4,389,691
8.00%, 03/25/2020	1,245,000	1,409,962
Containers & Packaging - 1.6%
Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.00%, 11/15/2020 - 144A	4,390,000	4,433,900
Beverage Packaging Holdings 6.00%, 06/15/2017 - 144A	915,000	926,437
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is 5.63%, 12/15/2016 - 144A	645,000	657,900
BOE Merger Corp. 9.50%, 11/01/2017 - 144A (A)	1,670,000	1,774,375
BWAY Holding Co. 10.00%, 06/15/2018	455,000	493,675
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, 01/15/2023	950,000	888,250
Sealed Air Corp. 8.38%, 09/15/2021 - 144A	3,625,000	4,114,375
Distributors - 0.5%
HD Supply, Inc.
7.50%, 07/15/2020	1,050,000	1,131,375
8.13%, 04/15/2019	695,000	774,056
11.50%, 07/15/2020	900,000	1,074,375
VWR Funding, Inc. 7.25%, 09/15/2017	1,325,000	1,421,063
Diversified Consumer Services - 1.3%
CBC Ammo LLC / CBC FinCo, Inc. 7.25%, 11/15/2021 - 144A	2,010,000	1,979,850
Laureate Education, Inc. 9.25%, 09/01/2019 - 144A	8,740,000	9,504,750
Diversified Financial Services - 2.0%
AWAS Aviation Capital, Ltd. 7.00%, 10/17/2016 - 144A	113,920	117,907
CEVA Group PLC
8.38%, 12/01/2017 - 144A	1,845,000	1,928,025
11.63%, 10/01/2016 - 144A	1,455,000	1,520,475

	Principal	Value
Diversified Financial Services (continued)
General Motors Financial Co., Inc.
3.25%, 05/15/2018 - 144A	$ 320,000	$ 320,000
4.25%, 05/15/2023 - 144A	1,060,000	1,008,325
4.75%, 08/15/2017 - 144A	1,350,000	1,432,688
6.75%, 06/01/2018	1,075,000	1,225,500
MPH Intermediate Holding Co. 2 8.38%, 08/01/2018 - 144A (A)	4,755,000	4,945,200
Neiman Marcus Group LTD, Inc. 8.00%, 10/15/2021 - 144A	1,365,000	1,426,425
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.63%, 03/15/2020 - 144A	2,870,000	3,013,500
Diversified Telecommunication Services - 4.8%
Altice Financing SA 6.50%, 01/15/2022 - 144A	1,325,000	1,338,250
Altice Finco SA 8.13%, 01/15/2024 - 144A	425,000	440,938
CenturyLink, Inc. 6.75%, 12/01/2023	1,345,000	1,361,812
Digicel, Ltd. 6.00%, 04/15/2021 - 144A	1,525,000	1,471,625
Frontier Communications Corp. 7.63%, 04/15/2024	765,000	763,088
Hughes Satellite Systems Corp. 6.50%, 06/15/2019	2,725,000	2,949,812
Intelsat Jackson Holdings SA 7.25%, 10/15/2020	1,895,000	2,072,656
Intelsat Luxembourg SA
7.75%, 06/01/2021 - 144A	4,210,000	4,515,225
8.13%, 06/01/2023 - 144A	3,205,000	3,437,362
SBA Telecommunications, Inc.
5.75%, 07/15/2020	1,640,000	1,705,600
8.25%, 08/15/2019	429,000	460,103
Sprint Capital Corp. 8.75%, 03/15/2032	1,090,000	1,169,025
UPCB Finance V, Ltd. 7.25%, 11/15/2021 - 144A	4,730,000	5,132,050
UPCB Finance VI, Ltd. 6.88%, 01/15/2022 - 144A	1,620,000	1,721,250
Virgin Media Finance PLC 6.38%, 04/15/2023 - 144A	945,000	961,538
Wind Acquisition Holdings Finance SA 12.25%, 07/15/2017 - 144A (A)	1,955,835	1,948,039
Windstream Corp.
6.38%, 08/01/2023	2,385,000	2,229,975
7.50%, 06/01/2022	1,200,000	1,227,000
7.75%, 10/01/2021	5,410,000	5,734,600
8.13%, 09/01/2018	555,000	596,625
Electric Utilities - 0.1%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 6.88%, 08/15/2017 - 144A	640,000	662,400
Energy Equipment & Services - 2.0%
Atlas Pipeline Partners, LP / Atlas Pipeline Finance Corp. 4.75%, 11/15/2021 - 144A	2,635,000	2,411,025
Atwood Oceanics, Inc. 6.50%, 02/01/2020	1,035,000	1,104,863

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Energy Equipment & Services (continued)
Bristow Group, Inc. 6.25%, 10/15/2022	$ 1,050,000	$ 1,108,485
Calfrac Holdings, LP 7.50%, 12/01/2020 - 144A	690,000	703,800
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.50%, 03/01/2020	505,000	527,725
Oil States International, Inc. 6.50%, 06/01/2019	2,110,000	2,244,512
Precision Drilling Corp.
6.50%, 12/15/2021	1,835,000	1,954,275
6.63%, 11/15/2020	835,000	891,363
Sabine Pass Liquefaction LLC 5.63%, 02/01/2021 - 04/15/2023 - 144A	5,000,000	4,815,675
SESI LLC 6.38%, 05/01/2019	1,315,000	1,403,762
Food & Staples Retailing - 0.4%
Dufry Finance SCA 5.50%, 10/15/2020 - 144A	1,500,000	1,537,500
Pantry, Inc. 8.38%, 08/01/2020	1,885,000	2,002,813
Food Products - 1.1%
ARAMARK Corp. 5.75%, 03/15/2020 - 144A	895,000	935,275
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, 05/15/2017 - 144A (A) (C)	2,105,200	1,691,177
B&G Foods, Inc. 4.63%, 06/01/2021	280,000	268,800
Michael Foods Group, Inc. 9.75%, 07/15/2018	1,025,000	1,114,688
Michael Foods Holding, Inc. 8.50%, 07/15/2018 - 144A (A)	3,025,000	3,198,937
Pinnacle Operating Corp. 9.00%, 11/15/2020 - 144A	1,055,000	1,119,619
Post Holdings, Inc.
6.75%, 12/01/2021 - 144A	570,000	589,950
7.38%, 02/15/2022 - 144A	380,000	406,600
Gas Utilities - 1.0%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, 05/20/2020	985,000	1,076,113
7.00%, 05/20/2022	3,665,000	3,976,525
AmeriGas Partners, LP / AmeriGas Finance Corp. 6.25%, 08/20/2019	1,220,000	1,311,500
Sabine Pass Lng, LP 6.50%, 11/01/2020	1,915,000	1,986,812
Health Care Equipment & Supplies - 3.7%
Accellent, Inc. 8.38%, 02/01/2017	2,950,000	3,086,437
Alere, Inc.
6.50%, 06/15/2020	4,890,000	5,000,025
8.63%, 10/01/2018	1,180,000	1,274,400
Biomet, Inc. 6.50%, 08/01/2020	3,505,000	3,680,250
ConvaTec Finance International SA 8.25%, 01/15/2019 - 144A (A)	4,800,000	4,914,000

	Principal	Value
Health Care Equipment & Supplies (continued)
ConvaTec Healthcare E SA 10.50%, 12/15/2018 - 144A	$ 2,885,000	$ 3,242,019
Hologic, Inc. 6.25%, 08/01/2020	4,430,000	4,673,650
Kinetic Concepts, Inc. / KCI USA, Inc. 10.50%, 11/01/2018	3,095,000	3,559,250
Physio-Control International, Inc. 9.88%, 01/15/2019 - 144A	1,235,000	1,383,200
Teleflex, Inc. 6.88%, 06/01/2019	1,000,000	1,050,000
Health Care Providers & Services - 4.1%
Amsurg Corp. 5.63%, 11/30/2020	625,000	650,000
CHS / Community Health Systems, Inc.
5.13%, 08/15/2018	2,170,000	2,240,525
7.13%, 07/15/2020	2,295,000	2,381,062
DaVita HealthCare Partners, Inc. 5.75%, 08/15/2022	3,765,000	3,812,062
Fresenius Medical Care US Finance II, Inc.
5.63%, 07/31/2019 - 144A	1,300,000	1,404,000
5.88%, 01/31/2022 - 144A	755,000	796,525
HCA Holdings, Inc. 6.25%, 02/15/2021	1,510,000	1,579,838
HCA, Inc.
6.50%, 02/15/2020	2,905,000	3,191,869
7.50%, 02/15/2022	3,410,000	3,742,475
INC Research LLC 11.50%, 07/15/2019 - 144A	1,470,000	1,635,375
MultiPlan, Inc. 9.88%, 09/01/2018 - 144A	2,885,000	3,173,500
ResCare, Inc. 10.75%, 01/15/2019	1,975,000	2,212,000
Tenet Healthcare Corp.
6.00%, 10/01/2020 - 144A	1,410,000	1,471,688
8.13%, 04/01/2022	2,800,000	3,017,000
United Surgical Partners International, Inc. 9.00%, 04/01/2020	1,180,000	1,321,600
WellCare Health Plans, Inc. 5.75%, 11/15/2020	2,265,000	2,315,962
Health Care Technology - 0.5%
Healthcare Technology Intermediate, Inc. 7.38%, 09/01/2018 - 144A (A)	1,970,000	2,048,800
IMS Health, Inc. 6.00%, 11/01/2020 - 144A	1,855,000	1,970,938
Hotels, Restaurants & Leisure - 7.7%
Buffalo Thunder Development Authority 9.38%, 12/15/2014 - 144A (D)	3,095,000	1,238,000
Caesars Entertainment Operating Co., Inc.
5.63%, 06/01/2015	4,410,000	4,354,875
8.50%, 02/15/2020	3,195,000	3,075,187
9.00%, 02/15/2020	1,435,000	1,395,538
Carlson Wagonlit BV 6.88%, 06/15/2019 - 144A	2,030,000	2,106,125
Cinemark USA, Inc. 7.38%, 06/15/2021	540,000	596,700

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Hotels, Restaurants & Leisure (continued)
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018 - 144A	$ 250,000	$ 255,625
4.88%, 11/01/2020 - 144A	2,885,000	2,885,000
5.38%, 11/01/2023 - 144A	625,000	614,063
Greektown Holdings LLC (Escrow Shares) Zero Coupon, 12/01/2049 (E)	1,495,000	0
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021 - 144A	2,875,000	2,982,813
Inn of the Mountain Gods Resort & Casino 8.75%, 11/30/2020 - 144A (C) (F)	240,000	231,600
MGM Resorts International
5.88%, 02/27/2014	945,000	949,725
6.63%, 12/15/2021	3,185,000	3,368,137
7.75%, 03/15/2022	3,385,000	3,782,737
MISA Investments, Ltd. 8.63%, 08/15/2018 - 144A (A) (C)	1,480,000	1,531,800
Mohegan Tribal Gaming Authority 11.00%, 09/15/2018 - 144A	2,580,000	2,589,675
National CineMedia LLC 6.00%, 04/15/2022	1,045,000	1,078,963
NCL Corp., Ltd. 5.00%, 02/15/2018	810,000	834,300
New Cotai LLC / New Cotai Capital Corp. 10.63%, 05/01/2019 - 144A (A)	1,585,000	1,596,557
NPC International, Inc. / NPC Operating Co. A, Inc. 10.50%, 01/15/2020	3,175,000	3,667,125
Playa Resorts Holding BV 8.00%, 08/15/2020 - 144A	985,000	1,045,331
Regal Cinemas Corp. 8.63%, 07/15/2019	1,330,000	1,426,425
Royal Caribbean Cruises, Ltd. 7.25%, 06/15/2016 - 03/15/2018	970,000	1,102,850
Seven Seas Cruises S de RL, LLC 9.13%, 05/15/2019	2,700,000	2,973,375
Station Casinos LLC 7.50%, 03/01/2021	2,270,000	2,417,550
Studio City Finance, Ltd. 8.50%, 12/01/2020 - 144A	6,625,000	7,337,187
Sugarhouse HSP Gaming Prop Mezz, LP / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021 - 144A	485,000	468,025
Tunica-Biloxi Gaming Authority 9.00%, 11/15/2015 - 144A (C)	2,435,000	2,191,500
Viking Cruises, Ltd. 8.50%, 10/15/2022 - 144A	1,160,000	1,310,800
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.63%, 09/15/2014 - 144A (C) (E)	1,588,656	668,348
WMG Acquisition Corp.
6.00%, 01/15/2021 - 144A	868,000	901,635
11.50%, 10/01/2018	2,995,000	3,444,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, 08/15/2020	1,435,000	1,610,788
Household Durables - 0.5%
Brookfield Residential Properties, Inc. 6.50%, 12/15/2020 - 144A	2,030,000	2,106,125

	Principal	Value
Household Durables (continued)
Libbey Glass, Inc. 6.88%, 05/15/2020	$ 603,000	$ 651,240
Tempur Sealy International, Inc. 6.88%, 12/15/2020	1,065,000	1,160,850
Household Products - 2.0%
Harbinger Group, Inc. 7.88%, 07/15/2019 - 144A	890,000	955,638
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
6.88%, 02/15/2021	3,150,000	3,394,125
7.13%, 04/15/2019	1,795,000	1,911,675
7.88%, 08/15/2019	985,000	1,088,425
9.88%, 08/15/2019	4,600,000	5,117,500
Spectrum Brands Escrow Corp.
6.38%, 11/15/2020 - 144A	935,000	998,112
6.63%, 11/15/2022 - 144A	1,360,000	1,446,700
Spectrum Brands, Inc. 6.75%, 03/15/2020	1,345,000	1,447,556
Sun Products Corp. 7.75%, 03/15/2021 - 144A	635,000	558,800
Independent Power Producers & Energy Traders - 0.8%
Edison Mission Energy 7.50%, 06/15/2013 (D)	2,750,000	2,076,250
NRG Energy, Inc.
7.88%, 05/15/2021	1,665,000	1,843,988
8.25%, 09/01/2020	2,960,000	3,278,200
Industrial Conglomerates - 1.0%
Amsted Industries, Inc. 8.13%, 03/15/2018 - 144A	2,360,000	2,486,850
Neiman Marcus Group LTD, Inc. 8.75%, 10/15/2021 - 144A (A)	1,725,000	1,806,937
Opal Acquisition, Inc. 8.88%, 12/15/2021 - 144A	1,360,000	1,353,200
Penn National Gaming, Inc. 5.88%, 11/01/2021 - 144A	1,120,000	1,106,000
Tms International Corp. 7.63%, 10/15/2021 - 144A	1,335,000	1,418,438
Insurance - 0.5%
A-S Co.-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.88%, 12/15/2020 - 144A	1,535,000	1,611,750
Onex USI Acquisition Corp. 7.75%, 01/15/2021 - 144A	2,955,000	3,021,488
Internet Software & Services - 0.1%
Equinix, Inc. 7.00%, 07/15/2021	1,100,000	1,201,750
IT Services - 0.4%
Alliance Data Systems Corp. 6.38%, 04/01/2020 - 144A	1,000,000	1,047,500
Lender Processing Services, Inc. 5.75%, 04/15/2023	1,425,000	1,474,875
NeuStar, Inc. 4.50%, 01/15/2023	675,000	609,188
Life Sciences Tools & Services - 0.5%
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. 9.50%, 12/01/2019 - 144A	4,070,000	4,578,750

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Machinery - 0.8%
BC Mountain LLC / BC Mountain Finance, Inc. 7.00%, 02/01/2021 - 144A	$ 1,705,000	$ 1,722,050
CNH Capital LLC 6.25%, 11/01/2016	1,640,000	1,810,150
Milacron LLC / Mcron Finance Corp. 7.75%, 02/15/2021 - 144A	475,000	498,750
Navistar International Corp. 8.25%, 11/01/2021	2,725,000	2,820,375
Media - 5.2%
Adelphia Communications Corp. (Escrow Certificates)
9.25%, 10/01/2049 (G)	1,305,000	9,135
10.25%, 06/15/2049 - 11/01/2049	1,460,000	10,220
AMC Entertainment, Inc. 8.75%, 06/01/2019	535,000	571,781
AMC Networks, Inc.
4.75%, 12/15/2022	885,000	842,963
7.75%, 07/15/2021	890,000	1,001,250
Cablevision Systems Corp. 7.75%, 04/15/2018	4,805,000	5,363,581
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25%, 09/30/2022	2,885,000	2,693,869
5.75%, 01/15/2024	1,865,000	1,762,425
6.50%, 04/30/2021	1,125,000	1,155,937
7.25%, 10/30/2017	1,235,000	1,307,556
8.13%, 04/30/2020	100,000	108,500
Clear Channel Communications, Inc. 11.25%, 03/01/2021	2,430,000	2,612,250
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	2,740,000	2,791,250
7.63%, 03/15/2020	385,000	400,400
Crown Media Holdings, Inc. 10.50%, 07/15/2019	770,000	873,950
CSC Holdings LLC 6.75%, 11/15/2021	185,000	199,338
DISH DBS Corp.
5.88%, 07/15/2022	1,970,000	1,970,000
6.75%, 06/01/2021	3,215,000	3,407,900
LBI Media, Inc.
10.00%, 04/15/2019 - 144A	1,490,000	1,545,875
13.50%, 04/15/2020 - 144A (Cash Rate: 4.25%) (A) (C)	164,545	119,818
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 9.75%, 04/01/2021 - 144A	3,070,000	3,392,350
Mediacom LLC / Mediacom Capital Corp. 9.13%, 08/15/2019	935,000	1,010,969
National CineMedia LLC 7.88%, 07/15/2021	3,010,000	3,311,000
Regal Entertainment Group
5.75%, 02/01/2025	720,000	678,600
9.13%, 08/15/2018	778,000	844,130
Sirius XM Holdings, Inc. 5.88%, 10/01/2020 - 144A	1,990,000	2,029,800
Starz LLC / Starz Finance Corp. 5.00%, 09/15/2019	1,250,000	1,278,125

	Principal	Value
Media (continued)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023 - 144A	$ 2,220,000	$ 2,153,400
Univision Communications, Inc. 5.13%, 05/15/2023 - 144A	1,135,000	1,133,581
Metals & Mining - 2.2%
AK Steel Corp. 8.75%, 12/01/2018	870,000	972,225
ArcelorMittal 6.75%, 02/25/2022	985,000	1,071,188
Eldorado Gold Corp. 6.13%, 12/15/2020 - 144A	3,205,000	3,084,812
FQM Akubra, Inc.
7.50%, 06/01/2021 - 144A	1,310,000	1,368,950
8.75%, 06/01/2020 - 144A	900,000	976,500
IAMGOLD Corp. 6.75%, 10/01/2020 - 144A	1,870,000	1,608,200
KGHM International, Ltd. 7.75%, 06/15/2019 - 144A	2,985,000	3,149,175
New Gold, Inc.
6.25%, 11/15/2022 - 144A	1,300,000	1,257,750
7.00%, 04/15/2020 - 144A	770,000	791,175
Novelis, Inc.
8.38%, 12/15/2017	1,145,000	1,222,287
8.75%, 12/15/2020	2,205,000	2,453,062
SunCoke Energy, Inc. 7.63%, 08/01/2019	1,085,000	1,169,088
Oil, Gas & Consumable Fuels - 9.9%
Antero Resources Finance Corp. 5.38%, 11/01/2021 - 144A	2,220,000	2,242,200
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.75%, 01/15/2021 - 144A	755,000	724,800
Berry Petroleum Co. 6.38%, 09/15/2022	3,050,000	3,103,375
Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	1,780,000	1,864,550
Chesapeake Energy Corp.
5.75%, 03/15/2023	265,000	272,950
6.13%, 02/15/2021	2,455,000	2,632,987
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.63%, 11/15/2019	875,000	916,563
Concho Resources, Inc.
5.50%, 04/01/2023	3,800,000	3,914,000
6.50%, 01/15/2022	1,070,000	1,158,275
7.00%, 01/15/2021	1,325,000	1,457,500
Continental Resources, Inc.
5.00%, 09/15/2022	1,725,000	1,791,844
7.13%, 04/01/2021	545,000	617,894
CrownRock, LP / CrownRock Finance, Inc. 7.13%, 04/15/2021 - 144A	1,875,000	1,940,625
CVR Refining LLC / Coffeyville Finance, Inc. 6.50%, 11/01/2022	2,355,000	2,313,787
Denbury Resources, Inc. 8.25%, 02/15/2020	1,360,000	1,497,700

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
EP Energy LLC / EP Energy Finance, Inc. 9.38%, 05/01/2020	$ 2,490,000	$ 2,872,837
EP Energy LLC / Everest Acquisition Finance, Inc.
6.88%, 05/01/2019	3,385,000	3,643,106
7.75%, 09/01/2022	680,000	761,600
EPL Oil & Gas, Inc. 8.25%, 02/15/2018	1,430,000	1,537,250
Halcon Resources Corp. 9.75%, 07/15/2020 - 144A	905,000	942,331
Harvest Operations Corp. 6.88%, 10/01/2017	645,000	706,275
Kinder Morgan, Inc. 5.00%, 02/15/2021 - 144A	3,045,000	2,999,282
Kodiak Oil & Gas Corp.
5.50%, 01/15/2021	360,000	359,100
8.13%, 12/01/2019	3,020,000	3,352,200
Laredo Petroleum, Inc. 7.38%, 05/01/2022	1,645,000	1,784,825
MEG Energy Corp. 6.38%, 01/30/2023 - 144A	1,870,000	1,881,687
Murphy Oil USA, Inc. 6.00%, 08/15/2023 - 144A	3,680,000	3,698,400
Newfield Exploration Co. 5.63%, 07/01/2024	2,265,000	2,253,675
Oasis Petroleum, Inc.
6.50%, 11/01/2021	755,000	807,850
6.88%, 03/15/2022 - 144A	2,200,000	2,332,000
6.88%, 01/15/2023	2,510,000	2,673,150
PBF Holding Co. LLC / PBF Finance Corp. 8.25%, 02/15/2020	1,565,000	1,698,025
Plains Exploration & Production Co. 6.88%, 02/15/2023	3,510,000	3,913,650
QEP Resources, Inc. 5.25%, 05/01/2023	1,455,000	1,364,063
Range Resources Corp. 6.75%, 08/01/2020	1,320,000	1,428,900
Rosetta Resources, Inc.
5.63%, 05/01/2021	1,610,000	1,605,975
5.88%, 06/01/2022	1,815,000	1,801,387
9.50%, 04/15/2018	825,000	882,750
Samson Investment Co. 10.50%, 02/15/2020 - 144A	1,825,000	1,989,250
SandRidge Energy, Inc.
7.50%, 03/15/2021	890,000	932,275
8.13%, 10/15/2022	90,000	95,400
SemGroup, LP (Escrow Shares) 8.75%, 11/15/2049 (G)	2,985,000	59,700
Seven Generations Energy, Ltd. 8.25%, 05/15/2020 - 144A	2,050,000	2,214,000
SM Energy Co. 6.50%, 01/01/2023	1,445,000	1,515,444
SunCoke Energy Partners, LP / SunCoke Energy Partners Finance Corp. 7.38%, 02/01/2020 - 144A (C)	465,000	485,925
Tesoro Corp. 5.38%, 10/01/2022	1,665,000	1,685,813
Ultra Petroleum Corp. 5.75%, 12/15/2018 - 144A	445,000	457,238

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
WPX Energy, Inc.
5.25%, 01/15/2017	$ 615,000	$ 656,513
6.00%, 01/15/2022	2,725,000	2,725,000
Paper & Forest Products - 0.2%
Domtar Corp. 10.75%, 06/01/2017	1,540,000	1,922,103
Pharmaceuticals - 1.6%
Capsugel SA 7.00%, 05/15/2019 - 144A	650,000	662,188
ENDO Health Solutions, Inc.
7.00%, 07/15/2019 - 12/15/2020	1,930,000	2,065,100
7.25%, 01/15/2022	2,275,000	2,434,250
Salix Pharmaceuticals, Ltd. 6.00%, 01/15/2021 - 144A	1,550,000	1,588,750
Valeant Pharmaceuticals International 6.38%, 10/15/2020 - 144A	4,365,000	4,599,619
Valeant Pharmaceuticals International, Inc. 7.50%, 07/15/2021 - 144A	1,945,000	2,134,637
Professional Services - 1.2%
FTI Consulting, Inc. 6.00%, 11/15/2022	1,045,000	1,058,062
TransUnion Holding Co., Inc.
8.13%, 06/15/2018	1,980,000	2,088,900
9.63%, 06/15/2018	3,545,000	3,810,875
TransUnion LLC / TransUnion Financing Corp. 11.38%, 06/15/2018	3,035,000	3,308,150
Real Estate Investment Trusts - 0.0% (H)
RHP Hotel Properties, LP / RHP Finance Corp. 5.00%, 04/15/2021	385,000	380,188
Real Estate Management & Development - 0.5%
Algeco Scotsman Global Finance PLC 10.75%, 10/15/2019 - 144A	1,670,000	1,761,850
CBRE Services, Inc. 6.63%, 10/15/2020	2,470,000	2,642,900
Road & Rail - 0.5%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023	620,000	600,625
9.75%, 03/15/2020	2,165,000	2,538,463
Watco Cos. LLC / Watco Finance Corp. 6.38%, 04/01/2023 - 144A	950,000	940,500
Semiconductors & Semiconductor Equipment - 0.3%
Freescale Semiconductor, Inc. 6.00%, 01/15/2022 - 144A	1,390,000	1,407,375
NXP BV / NXP Funding LLC 5.75%, 02/15/2021 - 144A	990,000	1,034,550
Software - 2.7%
Activision Blizzard, Inc. 6.13%, 09/15/2023 - 144A	935,000	974,738
Audatex North America, Inc. 6.00%, 06/15/2021 - 144A	1,335,000	1,398,413
BMC Software Finance, Inc. 8.13%, 07/15/2021 - 144A	2,620,000	2,698,600
First Data Corp.
6.75%, 11/01/2020 - 144A	200,000	208,000
7.38%, 06/15/2019 - 144A	2,535,000	2,706,112
10.63%, 06/15/2021 - 144A	3,210,000	3,478,837

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Software (continued)
First Data Corp. (continued)
11.25%, 01/15/2021 - 144A	$ 1,725,000	$ 1,903,969
11.75%, 08/15/2021 - 144A (B)	910,000	960,050
Infor US, Inc. 9.38%, 04/01/2019	1,605,000	1,805,625
Nuance Communications, Inc. 5.38%, 08/15/2020 - 144A	870,000	850,425
Southern Graphics, Inc. 8.38%, 10/15/2020 - 144A	1,565,000	1,619,775
SSI Investments II, Ltd. / SSI Co.-Issuer LLC 11.13%, 06/01/2018	4,375,000	4,746,875
Specialty Retail - 5.8%
Academy, Ltd. 9.25%, 08/01/2019 - 144A	2,170,000	2,397,850
Burlington Holdings LLC / Burlington Holding Finance, Inc. 9.00%, 02/15/2018 - 144A (A)	733,000	751,325
Claire’s Stores, Inc.
6.13%, 03/15/2020 - 144A	1,050,000	1,013,250
9.00%, 03/15/2019 - 144A	2,330,000	2,528,050
Express LLC 8.75%, 03/01/2018	5,145,000	5,421,544
Hot Topic, Inc. 9.25%, 06/15/2021 - 144A	3,590,000	3,760,525
L Brands, Inc.
5.63%, 02/15/2022	2,700,000	2,760,750
6.63%, 04/01/2021	4,135,000	4,538,162
8.50%, 06/15/2019	2,650,000	3,180,000
Michaels FinCo Holdings LLC / Michaels FinCo, Inc. 7.50%, 08/01/2018 - 144A (A)	3,875,000	4,030,000
Michaels Stores, Inc.
7.75%, 11/01/2018	450,000	488,250
11.38%, 11/01/2016	658,000	673,641
New Academy Finance Co. LLC / New Academy Finance Corp. 8.00%, 06/15/2018 - 144A (A)	3,995,000	4,094,915
Party City Holdings, Inc. 8.88%, 08/01/2020	2,320,000	2,598,400
Petco Animal Supplies, Inc. 9.25%, 12/01/2018 - 144A	3,325,000	3,566,062
Petco Holdings, Inc. 8.50%, 10/15/2017 - 144A (A)	3,895,000	3,972,900
Radio Systems Corp. 8.38%, 11/01/2019 - 144A	1,160,000	1,273,100
Sally Holdings LLC / Sally Capital, Inc. 5.75%, 06/01/2022	2,920,000	3,036,800
Textiles, Apparel & Luxury Goods - 0.6%
Levi Strauss & Co. 6.88%, 05/01/2022	1,075,000	1,182,500
PVH Corp. 7.75%, 11/15/2023	2,795,000	3,237,303
Quiksilver, Inc. / QS Wholesale, Inc.
7.88%, 08/01/2018 - 144A	285,000	309,225
10.00%, 08/01/2020	240,000	271,200
Trading Companies & Distributors - 1.5%
International Lease Finance Corp.
8.25%, 12/15/2020	2,775,000	3,246,750
8.63%, 09/15/2015 - 01/15/2022	3,555,000	4,097,088

	Principal	Value
Trading Companies & Distributors (continued)
International Lease Finance Corp. (continued)
8.75%, 03/15/2017	$ 2,455,000	$ 2,890,762
Rexel SA 5.25%, 06/15/2020 - 144A	2,465,000	2,477,325
Wireless Telecommunication Services - 4.7%
Digicel Group, Ltd. 10.50%, 04/15/2018 - 144A	1,045,000	1,118,150
Digicel, Ltd. 8.25%, 09/01/2017 - 144A	2,574,000	2,676,960
iPCS, Inc. 3.52%, 05/01/2014 (A)	880,000	880,000
MetroPCS Wireless, Inc.
6.25%, 04/01/2021 - 144A	815,000	845,562
6.63%, 04/01/2023 - 144A	1,390,000	1,435,175
NII International Telecom SCA 7.88%, 08/15/2019 - 144A	1,895,000	1,430,725
SBA Communications Corp. 5.63%, 10/01/2019	1,110,000	1,143,300
Softbank Corp. 4.50%, 04/15/2020 - 144A	4,700,000	4,582,500
Sprint Communications, Inc.
6.00%, 11/15/2022	4,200,000	4,095,000
7.00%, 08/15/2020	775,000	838,937
9.00%, 11/15/2018 - 144A	6,075,000	7,320,375
9.13%, 03/01/2017	995,000	1,169,125
Sprint Corp.
7.13%, 06/15/2024 - 144A	1,575,000	1,598,625
7.25%, 09/15/2021 - 144A	1,940,000	2,083,075
7.88%, 09/15/2023 - 144A	4,520,000	4,859,000
T-Mobile USA, Inc.
6.13%, 01/15/2022	705,000	717,338
6.50%, 01/15/2024	655,000	663,188
6.63%, 04/28/2021	1,360,000	1,431,400
6.73%, 04/28/2022	905,000	943,462
6.84%, 04/28/2023	455,000	472,063

Total Corporate Debt Securities (cost $729,767,989)		762,336,649

CONVERTIBLE BONDS - 0.0% (H)
Independent Power Producers & Energy Traders - 0.0%
Mirant Corp. (Escrow Certificates) Series 4, Class A 2.50%, 06/15/2021 (E)	1,220,000	0
Media - 0.0% (H)
Mood Media Corp. Series 1 10.00%, 10/31/2015 (C) (E) (I)	7,000	5,033

Total Convertible Bonds (cost $2,913)		5,033

LOAN ASSIGNMENTS - 5.2%
Chemicals - 0.6%
Ineos US Finance LLC, 6 Year Term Loan 4.00%, 05/04/2018 (G)	3,911,507	3,920,065
Tronox Pigments BV, Term Loan 4.50%, 03/19/2020 (G)	1,094,500	1,107,422
Commercial Services & Supplies - 0.2%
Rural/Metro Corp. 5.75%, 06/29/2018 (G)	1,322,380	1,251,303
Diversified Financial Services - 0.2%
Alixpartners LLP, 2nd Lien 9.00%, 07/12/2021 (G)	250,000	255,000

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Diversified Financial Services (continued)
Nuveen Investments, Inc., 2nd Lien 6.50%, 02/28/2019 (G)	$ 1,700,000	$ 1,678,750
Food Products - 0.1%
New HB Acquisition LLC 6.75%, 04/09/2020 (G)	700,000	724,500
Hotels, Restaurants & Leisure - 1.0%
Hilton Worldwide Finance LLC 3.75%, 10/26/2020 (G)	1,815,789	1,828,148
Regent Seven Seas, Term Loan B 4.75%, 12/21/2018 (G)	2,587,250	2,613,122
Sheridan Holdings, Inc., 2nd Lien –, 12/13/2021 (J)	1,900,000	1,923,750
WMG Acquisition Corp. 3.75%, 07/01/2020 (G)	1,695,750	1,696,281
Household Products - 0.3%
Sun Products Corporation 5.50%, 03/23/2020 (G)	2,779,000	2,626,155
Insurance - 0.7%
Asurion LLC, New Term Loan 3.50%, 07/08/2020 (G)	1,293,500	1,268,439
Lonestar Intermediate Super Holdings LLC, Term Loan B 11.00%, 09/02/2019 (G)	4,300,000	4,434,375
Machinery - 0.3%
Pacific Industrial Services BidCo Pty, Ltd., 2nd Lien 8.75%, 04/02/2019 (G)	2,300,000	2,348,875
Media - 0.2%
McGraw-Hill Global Education Holdings LLC 9.00%, 03/22/2019 (G)	1,606,500	1,635,015
Metals & Mining - 0.7%
FMG Resources PTY Ltd., Term Loan B 4.25%, 06/28/2019 (G)	6,132,530	6,214,295
Multiline Retail - 0.2%
Hudson’s Bay Company, 2nd Lien 8.25%, 11/04/2021 (G)	1,700,000	1,755,250
Oil, Gas & Consumable Fuels - 0.3%
EP Energy LLC, Term Loan B3 3.50%, 05/24/2018 (G)	1,666,666	1,665,178
Rice Energy LLC, 2nd Lien 8.50%, 10/25/2018 (G)	1,193,985	1,217,864
Specialty Retail - 0.2%
Rue21, Inc. Term Loan B 5.63%, 10/07/2020 (G)	2,394,000	2,010,960
Transportation Infrastructure - 0.2%
CEVA Group PLC, Extended 5.25%, 08/31/2016 (G)	534,207	514,175
CEVA Group PLC, Extended EGL 5.24%, 08/31/2016 (G)	958,861	922,903
CEVA Group PLC, Extended Synthetic 5.35%, 08/31/2016 (G)	535,304	515,230

Total Loan Assignments (cost $43,592,148)		44,127,055

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.0%
Electronic Equipment & Instruments - 0.3%
Lucent Technologies Capital Trust I, 7.75% (K)	2,375	2,386,875

	Shares	Value
Health Care Equipment & Supplies - 0.4%
Alere, Inc. - Series B, 3.00%	12,775	$ 3,657,482
Oil, Gas & Consumable Fuels - 0.3%
Chesapeake Energy Corp., 4.50%	12,015	1,101,655
Chesapeake Energy Corp. 144A, 5.75%	1,580	1,843,663

Total Convertible Preferred Stocks (cost $8,103,189)		8,989,675

COMMON STOCKS - 0.2%
Building Products - 0.2%
Panolam Holdings Co. - GDR (C) (E) (I) (K)	1,803	1,757,168
Hotels, Restaurants & Leisure - 0.0% (H)
Greektown Superholdings, Inc. - Class A1 (K)	1,131	1
Independent Power Producers & Energy Traders - 0.0%
Mirant Corp. (Escrow Certificates) (E) (K)	550,000	0
Media - 0.0% (H)
New Cotai LLC / New Cotai Capital Corp. - Class B (C) (E) (K)	6	185,250

Total Common Stocks (cost $3,372,494)		1,942,419

RIGHT - 0.2%
Hotels, Restaurants & Leisure - 0.2%
BLB Contingent Value Rights (C) (I) (K)	2,010	1,381,875

Total Right (cost $2,010,000)		1,381,875

WARRANTS - 0.0% (H)
Food Products - 0.0% (H)
American Seafoods Group LLC (K) Expiration: 05/15/2018 Exercise Price: $0.01	1,265	126,500
Media - 0.0%
Reader’s Digest Association, Inc. (E) (K) Expiration: 02/19/2014 Exercise Price: $47.35	13,112	0

Total Warrants (cost $0)		126,500

INVESTMENT COMPANY - 0.0%
Diversified Financial Services - 0.0%
Adelphia Recovery Trust -Series ACC1 (E) (K)	2,697,805	0

Total Investment Company (cost $2,633,431)		0

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
State Street Bank & Trust Co. 0.01% (L), dated 12/31/2013, to be repurchased at $28,643,517 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 3.50% - 4.00%, due 09/15/2040, and with a total value of $29,220,012.	$ 28,643,501	28,643,501

Total Repurchase Agreement (cost $28,643,501)		28,643,501

Total Investment Securities (cost $818,125,665) (M)		847,552,707
Other Assets and Liabilities - Net - 1.1%		9,353,594

Net Assets - 100.0%		$ 856,906,301

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (M)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Corporate Debt Securities
Aerospace & Defense	$—	$10,144,250	$—	$10,144,250
Air Freight & Logistics	—	2,099,520	—	2,099,520
Auto Components	—	3,639,545	—	3,639,545
Automobiles	—	3,202,063	—	3,202,063
Beverages	—	3,785,500	—	3,785,500
Biotechnology	—	1,193,050	—	1,193,050
Building Products	—	9,051,237	—	9,051,237
Capital Markets	—	2,267,075	—	2,267,075
Chemicals	—	15,611,150	—	15,611,150
Commercial Banks	—	2,068,025	—	2,068,025
Commercial Services & Supplies	—	30,750,474	—	30,750,474
Communications Equipment	—	17,876,260	—	17,876,260
Computers & Peripherals	—	5,831,075	—	5,831,075
Consumer Finance	—	18,257,506	—	18,257,506
Containers & Packaging	—	13,288,912	—	13,288,912
Distributors	—	4,400,869	—	4,400,869
Diversified Consumer Services	—	11,484,600	—	11,484,600
Diversified Financial Services	—	16,938,045	—	16,938,045
Diversified Telecommunication Services	—	41,236,573	—	41,236,573
Electric Utilities	—	662,400	—	662,400
Energy Equipment & Services	—	17,165,485	—	17,165,485
Food & Staples Retailing	—	3,540,313	—	3,540,313
Food Products	—	9,325,046	—	9,325,046
Gas Utilities	—	8,350,950	—	8,350,950
Health Care Equipment & Supplies	—	31,863,231	—	31,863,231
Health Care Providers & Services	—	34,945,481	—	34,945,481
Health Care Technology	—	4,019,738	—	4,019,738
Hotels, Restaurants & Leisure	—	65,364,261	668,348	66,032,609
Household Durables	—	3,918,215	—	3,918,215
Household Products	—	16,918,531	—	16,918,531
Independent Power Producers & Energy Traders	—	7,198,438	—	7,198,438
Industrial Conglomerates	—	8,171,425	—	8,171,425
Insurance	—	4,633,238	—	4,633,238
Internet Software & Services	—	1,201,750	—	1,201,750
IT Services	—	3,131,563	—	3,131,563
Life Sciences Tools & Services	—	4,578,750	—	4,578,750
Machinery	—	6,851,325	—	6,851,325
Media	—	44,579,953	—	44,579,953
Metals & Mining	—	19,124,412	—	19,124,412
Oil, Gas & Consumable Fuels	—	84,565,926	—	84,565,926
Paper & Forest Products	—	1,922,103	—	1,922,103
Pharmaceuticals	—	13,484,544	—	13,484,544
Professional Services	—	10,265,987	—	10,265,987
Real Estate Investment Trusts	—	380,188	—	380,188
Real Estate Management & Development	—	4,404,750	—	4,404,750
Road & Rail	—	4,079,588	—	4,079,588
Semiconductors & Semiconductor Equipment	—	2,441,925	—	2,441,925
Software	—	23,351,419	—	23,351,419
Specialty Retail	—	50,085,524	—	50,085,524
Textiles, Apparel & Luxury Goods	—	5,000,228	—	5,000,228
Trading Companies & Distributors	—	12,711,925	—	12,711,925
Wireless Telecommunication Services	—	40,303,960	—	40,303,960

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY (continued): (M)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
Convertible Bonds
Independent Power Producers & Energy Traders	$—	$—	$0	$0
Media	—	—	5,033	5,033
Loan Assignments	—	44,127,055	—	44,127,055
Convertible Preferred Stocks	8,989,675	—	—	8,989,675
Common Stocks
Building Products	—	—	1,757,168	1,757,168
Hotels, Restaurants & Leisure	1	—	—	1
Independent Power Producers & Energy Traders	—	—	0	0
Media	—	—	185,250	185,250
Right	1,381,875	—	—	1,381,875
Warrants
Food Products	126,500	—	—	126,500
Media	—	—	0	0
Investment Company
Diversified Financial Services	—	—	0	0
Repurchase Agreement	—	28,643,501	—	28,643,501
Total Investment Securities	$10,498,051	$834,438,857	$2,615,799	$847,552,707

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases (O)	Sales (P)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (Q)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (R)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (Q)
Convertible Bonds	$7,252	$—	$—	$2,233	$—	$(4,452)	$—	$—	5,033	$(4,452)
Corporate Debt Securities	1,059,269	—	(366,983)	(2,944)	(2,124,177)	2,103,183	—	—	668,348	(24,846)
Common Stocks	3,182,619	185,250	—	—	—	(1,425,451)	—	—	1,942,418	(1,425,451)
Investment Company	0	—	—	—	—	—	—	—	0	—
Preferred Corporate Debt	0	—	—	—	(3,758,574)	3,758,574	—	—	—	—
Warrants	0	—	—	—	—	—	—	—	0	—
Total	$4,249,140	$185,250	$(366,983)	$(711)	$(5,882,751)	$4,431,854	$—	$—	$2,615,799	$(1,454,749)

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If a security makes cash payment in addition to in-kind, the cash rate is disclosed separately.
(B)	When-issued security. A conditional transaction in a security authorized for issuance, but not yet issued.
(C)	Illiquid. Total aggregate fair value of illiquid securities is $10,249,494, or 1.20% of the portfolio’s net assets.
(D)	In default.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $2,615,799, or 0.31% of the portfolio’s net assets.
(F)	Step bond—Coupon rate changes in increments to maturity. Rate disclosed is as of December 31, 2013. Maturity date disclosed is the ultimate maturity date.
(G)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(H)	Percentage rounds to less than 0.1%.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Restricted security. At December 31, 2013, the portfolio owned the respective securities which were restricted as to public resale:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets
Convertible Bonds	Mood Media Corp. - Series 1	07/30/2012	$2,913	$5,033	0.00	%(s)

Common Stocks	Panolam Holdings Co.	11/29/2009	3,079,799	1,757,168	0.21

Right	BLB Contingent Value Rights	11/22/2010	2,010,000	1,381,875	0.16

			$5,092,712	$3,144,076	0.37%

(J)	All or portion of this security represents unsettled loan commitment at December 31, 2013 where the rate will be determined at time of settlement.
(K)	Non-income producing security.
(L)	Rate shown reflects the yield at December 31, 2013.
(M)	Aggregate cost for federal income tax purposes is $818,178,174. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $41,946,130 and $12,571,597, respectively. Net unrealized appreciation for tax purposes is $29,374,533.
(N)	Transfers between levels are considered to have occurred at the end of the reporting period. As of the period ended December 31, 2013, securities with fair market value of $1,381,875 transferred from Level 2 to Level 1 due to availability of unadjusted quoted prices. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(O)	Purchases include all purchases of securities and securities received in corporate actions.
(P)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(Q)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(R)	Level 3 securities were not considered significant to the portfolio.
(S)	Percentage rounds to less than 0.01%.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $336,706,607, or 39.29% of the portfolio’s net assets.
GDR	Global Depositary Receipt
MTN	Medium Term Note

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 4.4%
U.S. Treasury Bond
2.75%, 11/15/2042	$ 5,000	$ 3,953
3.75%, 11/15/2043	1,748,600	1,690,130
U.S. Treasury Inflation Indexed Bond 0.75%, 02/15/2042	160,217	128,800
U.S. Treasury Inflation Indexed Note
0.13%, 01/15/2023	91,070	86,011
0.38%, 07/15/2023	602,184	580,778
U.S. Treasury Note
0.25%, 11/30/2015	460,000	459,084
0.63%, 12/15/2016	615,000	612,502
1.25%, 11/30/2018	118,500	115,963
1.50%, 12/31/2018	420,000	415,275
1.63%, 11/15/2022	68,000	61,381
2.00%, 11/30/2020	500,000	486,719
2.75%, 11/15/2023	860,000	841,322

Total U.S. Government Obligations (cost $5,616,112)		5,481,918

U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.1%
Fannie Mae
2.50%, 09/01/2027	634,071	628,263
3.00%, 03/01/2041 (A)	36,830	38,867
3.00%, 02/01/2043 - 06/01/2043	922,216	876,754
3.13%, 03/01/2041 (A)	31,057	32,602
3.22%, 12/01/2040 (A)	43,483	45,539
3.33%, 10/25/2023 (A)	55,000	53,735
3.50%, 09/01/2041 (A)	58,899	61,883
3.50%, 06/01/2043 - 08/01/2043	549,942	547,292
4.00%, 02/01/2025 - 01/01/2044	1,044,563	1,086,039
4.50%, 02/01/2025 - 12/01/2043	886,146	941,480
5.00%, 09/01/2033 - 11/01/2040	476,407	518,528
5.50%, 09/01/2036 - 08/01/2037	264,554	291,250
6.00%, 02/01/2038 - 04/01/2040	193,169	214,136
6.50%, 05/01/2040	188,535	209,455
Fannie Mae, IO 2.40%, 01/25/2022 (A)	177,979	22,807
Fannie Mae, TBA
3.00%	800,000	795,043
3.50%	200,000	209,148
4.00%	700,000	720,563
4.50%	200,000	212,031
6.00%	200,000	221,641
Farmer Mac Guaranteed Notes Trust Series 2007-1 5.13%, 04/19/2017 - 144A	350,000	395,753
Freddie Mac
2.64%, 01/25/2023	185,000	173,739
3.00%, 03/01/2043 - 04/01/2043	429,747	407,641
3.03%, 02/01/2041 (A)	42,831	45,255
3.06%, 07/25/2023 (A)	85,000	81,863
3.30%, 04/25/2023 (A)	105,000	103,394
3.46%, 08/25/2023 (A)	50,000	49,687
3.50%, 08/01/2042 - 04/01/2043	121,195	120,489
4.50%, 11/01/2043	99,882	105,955
5.50%, 06/01/2041	96,322	104,979
Freddie Mac, IO
0.90%, 10/25/2022 (A)	558,310	34,031
1.51%, 06/25/2022 (A)	377,876	37,091
1.56%, 12/25/2018 (A)	277,723	18,301

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac, IO (continued)
1.78%, 05/25/2019 (A)	$ 218,590	$ 17,592
Freddie Mac, TBA
2.50%	200,000	198,148
3.00%	100,000	101,852
3.50%	1,360,000	1,349,375
4.00%	400,000	409,531
4.50%	400,000	421,859
5.00%	400,000	431,375
FREMF Mortgage Trust
Series 2012-K23, Class B
3.66%, 10/25/2045 - 144A (A)	40,000	36,710
Series 2012-K706, Class C
4.02%, 11/25/2044 - 144A (A)	20,000	19,339
Series 2012-K711, Class B
3.56%, 08/25/2045 - 144A (A)	50,000	48,632
Series 2013-K712, Class B
3.37%, 05/25/2045 - 144A (A)	110,000	105,006
Ginnie Mae
1.32%, 11/20/2059 (A)	430,491	438,593
4.00%, 09/15/2042 - 11/20/2043	1,147,088	1,195,530
4.50%, 05/20/2041 - 02/15/2042	783,759	841,422
5.00%, 12/15/2040	80,113	87,035
Ginnie Mae, IO 1.02%, 02/16/2053 (A)	308,435	22,653
Ginnie Mae, TBA
3.00%	500,000	483,086
3.50%	600,000	605,273
4.50%	200,000	213,391
5.00%	300,000	325,160
5.50%	200,000	219,656
Resolution Funding Corp. Zero Coupon, 07/15/2018 - 10/15/2018	500,000	458,419

Total U.S. Government Agency Obligations (cost $17,493,128)		17,434,871

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazilian Government International Bond 7.13%, 01/20/2037	25,000	28,625
Italy Buoni Poliennali Del Tesoro 2.55%, 10/22/2016 - Reg S	EUR 84,709	119,302
Mexico Government International Bond 4.00%, 10/02/2023	$ 180,000	178,200
Poland Government International Bond Series 2013-NPL1, Class A 5.00%, 03/23/2022	40,000	42,750
Spain Government Bond 4.40%, 10/31/2023 - Reg S	EUR 95,000	133,057

Total Foreign Government Obligations (cost $502,097)		501,934

MORTGAGE-BACKED SECURITIES - 5.9%
Adjustable Rate Mortgage Trust Series 2004-2, Class 7A2 1.01%, 02/25/2035 (A)	$ 40,803	40,311
Banc of America Commercial Mortgage Trust
Series 2007-1, Class AMFX
5.48%, 01/15/2049 (A)	10,000	10,441

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Commercial Mortgage Trust (continued)
Series 2007-3, Class A1A
5.65%, 06/10/2049 (A)	$ 112,455	$ 122,456
Series 2007-3, Class A4
5.65%, 06/10/2049 (A)	60,000	66,302
Series 2007-3, Class AM
5.65%, 06/10/2049 (A)	55,000	60,544
Banc of America Re-REMIC Trust Series 2010-UB4, Class A4A 5.01%, 12/20/2041 - 144A (A)	79,033	80,563
BB-UBS Trust Series 2012-TFT, Class A 2.89%, 06/05/2030 - 144A	100,000	94,200
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A3 5.74%, 06/11/2050	71,847	73,750
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A
5.19%, 12/11/2038	106,218	116,103
Series 2007-PW15, Class A1A
5.32%, 02/11/2044	71,852	78,684
Series 2007-PW17, Class A1A
5.65%, 06/11/2050 (A)	69,257	76,619
Bear Stearns Mortgage Funding Trust Series 2006-AR5, Class 1A2 0.38%, 12/25/2046 (A)	294,704	81,365
Citigroup Commercial Mortgage Trust
0.80%, 01/12/2018	1,290,267	36,099
3.01%, 01/12/2018	250,000	244,764
Series 2005-C3, Class AJ
4.96%, 05/15/2043 (A)	90,000	91,003
Citigroup Commercial Mortgage Trust, IO Series 2013-GC15, Class XA 1.31%, 09/10/2046 (A)	393,936	29,259
Commercial Mortgage Pass-Through Certificates
Series 2006-C8, Class AM
5.35%, 12/10/2046	55,000	60,081
Series 2013-CR11, Class AM
4.72%, 10/10/2046 (A)	20,000	20,739
Series 2013-FL3, Class A
1.68%, 10/13/2028 - 144A (A)	100,000	100,341
Series 2013-GAM, Class A2
3.37%, 02/10/2028 - 144A	100,000	95,064
Commercial Mortgage Pass-Through Certificates, IO
Series 2013-CR10, Class XA
1.06%, 08/10/2046 (A)	1,603,149	95,139
Series 2013-CR6, Class XA
1.56%, 03/10/2046 (A)	723,761	55,684
Series 2013-CR7, Class XA
1.61%, 03/10/2046 (A)	496,117	44,271
Series 2013-LC6, Class XA
1.80%, 01/10/2046 (A)	770,615	73,917

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust Series 2007-GG11, Class A4 5.74%, 12/10/2049	$ 30,000	$ 33,503
Countrywide Alternative Loan Trust Series 2007-22, Class 2A16 6.50%, 09/25/2037	291,635	225,114
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C3, Class AJ 4.77%, 07/15/2037	10,000	10,304
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class AM
5.79%, 06/15/2038 (A)	40,000	43,362
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 - 144A (A)	90,000	98,248
Series 2010-RR2, Class 2A
5.76%, 09/15/2039 - 144A (A)	120,000	131,909
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	98,294	98,298
Series 2013-EZ3, Class A
1.64%, 12/18/2049 - 144A (A)	99,225	99,380
GE Capital Commercial Mortgage Corp. Series 2007-C1, Class AAB 5.48%, 12/10/2049	57,383	59,606
GMAC Mortgage Corp., Loan Trust Series 2005-AR1, Class 3A 3.08%, 03/18/2035 (A)	290,665	279,440
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class AM 5.87%, 12/10/2049 (A)	35,000	38,350
GS Mortgage Securities Corp. II
Series 2012-ALOH, Class A
3.55%, 04/10/2034 - 144A	100,000	98,321
Series 2012-SHOP, Class A
2.93%, 06/05/2031 - 144A	110,000	109,892
Series 2013-KING, Class E
3.44%, 12/10/2027 - 144A (A)	100,000	87,015
GS Mortgage Securities Corp. II, IO
Series 2013-GC10, Class XA
1.77%, 02/10/2046 (A)	987,402	105,470
Series 2013-KYO, Class XB1
3.25%, 11/08/2029 - 144A (A)	1,000,000	46,112
GS Mortgage Securities Trust
Series 2006-GG8, Class AJ
5.62%, 11/10/2039	45,000	44,072
Series 2006-GG8, Class AM
5.59%, 11/10/2039	20,000	21,922
Series 2007-GG10, Class A1A
5.80%, 08/10/2045 (A)	73,834	81,055
Hilton USA Trust, IO Series 2013-HLT, Class X1FX 1.67%, 11/05/2030 - 144A (A)	4,500,000	74,988
Impac CMB Trust Series 2004-6, Class 1A1 0.97%, 10/25/2034 (A)	137,426	130,119

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
IndyMac INDA Mortgage Loan Trust Series 2007-AR7, Class 1A1 2.80%, 11/25/2037 (A)	$ 258,656	$ 236,156
IndyMac Index Mortgage Loan Trust Series 2007-AR15, Class 2A1 4.52%, 08/25/2037 (A)	272,809	227,248
JPMBB Commercial Mortgage Securities Trust, IO Series 2013-C14, Class XA 1.04%, 08/15/2046 (A)	995,099	50,470
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	67,079	67,274
Series 2006-CB14, Class AM
5.45%, 12/12/2044 (A)	70,000	75,163
Series 2006-LDP9, Class AM
5.37%, 05/15/2047	10,000	10,565
Series 2007-CB18, Class A3
5.45%, 06/12/2047	17,044	17,240
Series 2008-C2, Class ASB
6.13%, 02/12/2051 (A)	147,049	157,566
Series 2013-C10, Class C
4.16%, 12/15/2047 (A)	30,000	28,309
Series 2013-LC11, Class C
3.96%, 04/15/2046 (A)	20,000	18,361
JPMorgan Chase Commercial Mortgage Securities Corp., IO Series 2012-LC9, Class XA 1.95%, 12/15/2047 (A)	993,348	103,801
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A
5.43%, 06/12/2047 (A)	140,575	154,127
Series 2007-LD12, Class A1A
5.85%, 02/15/2051 (A)	128,892	144,670
Series 2007-LDPX, Class A1A
5.44%, 01/15/2049	82,354	90,753
LB-UBS Commercial Mortgage Trust
Series 2005-C2, Class AJ
5.21%, 04/15/2030 (A)	40,000	41,412
Series 2007-C7, Class A3
5.87%, 09/15/2045 (A)	37,914	42,049
Series 2007-C7, Class AM
6.16%, 09/15/2045 (A)	30,000	34,290
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 09/12/2049	200,000	222,220
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1
0.81%, 10/25/2028 (A)	90,529	89,498
Series 2004-A3, Class 4A3
5.05%, 05/25/2034 (A)	66,508	65,203
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class AJ
5.28%, 11/12/2037 (A)	55,000	57,844
Series 2007-C1, Class A1A
5.86%, 06/12/2050 (A)	40,827	43,701

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class C 4.90%, 11/15/2046 (A)	$70,000	$ 68,397
Morgan Stanley Bank of America Merrill Lynch Trust, IO Series 2013-C13, Class XA 1.26%, 11/15/2046 (A)	600,000	47,995
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class A2FX
5.60%, 04/12/2049 (A)	51,563	52,232
Series 2007-HQ12, Class AM
5.60%, 04/12/2049 (A)	85,000	92,752
Series 2007-IQ13, Class A1A
5.31%, 03/15/2044	135,791	148,753
Series 2007-IQ13, Class AM
5.41%, 03/15/2044	30,000	32,610
Series 2007-IQ14, Class A1A
5.67%, 04/15/2049 (A)	51,766	56,511
Series 2007-IQ15, Class AM
5.91%, 06/11/2049 (A)	85,000	91,441
Morgan Stanley Capital I Trust, IO Series 2012-C4, Class XA 2.67%, 03/15/2045 - 144A (A)	497,261	61,416
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	24,395	24,708
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	63,381	63,888
Motel 6 Trust Series 2012-MTL6, Class B 2.74%, 10/05/2025 - 144A	140,000	138,856
Queens Center Mortgage Trust Series 2013-QCA, Class D 3.47%, 01/11/2037 - 144A (A)	130,000	110,336
S2 Hospitality LLC Series 2012-LV1, Class A 4.50%, 04/15/2025 - 144A	504	504
SCG Trust Series 2013-SRP1, Class A 1.57%, 11/15/2026 - 144A (A)	100,000	100,115
STRIPS, Ltd. Series 2012-1A, Class A 1.50%, 12/25/2044 - 144A	67,773	67,095
Structured Asset Mortgage Investments, Inc. Series 2003-AR4, Class A1 0.87%, 01/19/2034 (A)	193,190	187,900
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class AJ 5.92%, 02/15/2051 (A)	55,000	55,089
WF-RBS Commercial Mortgage Trust, IO
Series 2012-C10, Class XA
1.83%, 12/15/2045 - 144A (A)	453,092	48,644
Series 2013-C15, Class XA
0.72%, 08/15/2046 (A)	538,124	22,720

Total Mortgage-Backed Securities (cost $7,483,888)		7,214,061

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES - 6.8%
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	$ 40,000	$ 41,409
Series 2012-2, Class C
2.64%, 10/10/2017	40,000	41,134
Series 2012-3, Class C
2.42%, 05/08/2018	40,000	40,712
Series 2012-5, Class C
1.69%, 11/08/2018	25,000	24,960
Series 2013-4, Class B
1.66%, 09/10/2018	50,000	50,173
Series 2013-4, Class C
2.72%, 09/09/2019	20,000	20,235
Series 2013-4, Class D
3.31%, 10/08/2019	25,000	25,351
Series 2013-5, Class B
1.52%, 01/08/2019	20,000	19,930
Series 2013-5, Class C
2.29%, 11/08/2019	10,000	10,000
AUTO Asset-Backed Securities Srl Series 2012-2, Class A 2.80%, 04/27/2025 - Reg S	EUR 53,646	74,376
Avis Budget Rental Car Funding AESOP LLC Series 2010-3A, Class A 4.64%, 05/20/2016 - 144A	$ 100,000	104,441
CHLUPA Trust Series 2013-VM, Class A 3.33%, 08/15/2020 - 144A	89,432	89,543
Chrysler Capital Auto Receivables Trust
Series 2013-BA, Class A2
0.56%, 12/15/2016 - 144A	65,000	65,000
Series 2013-BA, Class A3
0.85%, 05/15/2018 - 144A	60,000	59,994
Series 2013-BA, Class A4
1.27%, 03/15/2019 - 144A	40,000	40,001
Series 2013-BA, Class B
1.78%, 06/17/2019 - 144A	20,000	19,998
Series 2013-BA, Class C
2.24%, 09/16/2019 - 144A	20,000	19,994
Series 2013-BA, Class D
2.89%, 10/15/2020 - 144A	15,000	14,995
FGOLD 30YR TBA(REG A) 3.00%	300,000	284,568
Ford Credit Auto Owner Trust Series 2013-B, Class D 1.82%, 11/15/2019	40,000	40,395
Ford Credit Floorplan Master Owner Trust
Series 2012-1, Class C
1.67%, 01/15/2016 (A)	100,000	100,042
Series 2012-1, Class D
2.27%, 01/15/2016 (A)	100,000	100,050
Series 2012-4, Class D
2.09%, 09/15/2016	100,000	100,589
Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, 03/25/2016 - 144A	120,000	125,485

	Principal	Value
ASSET-BACKED SECURITIES (continued)
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class B2
2.48%, 10/15/2045 - 144A	$ 100,000	$ 100,910
Series 2013-T1, Class A2
1.50%, 01/16/2046 - 144A	210,000	209,223
Series 2013-T1, Class B1
1.25%, 01/15/2044 - 144A	100,000	99,970
Series 2013-T3, Class A3
1.79%, 05/15/2046 - 144A	215,000	210,356
Series 2013-T4, Class AT4
1.18%, 08/15/2044 - 144A	100,000	99,880
Series 2013-T6, Class AT6
1.29%, 09/15/2044 - 144A	80,000	79,952
Hyundai Auto Receivables Trust Series 2012-A, Class D 2.61%, 05/15/2018	30,000	30,795
JG Wentworth XXII LLC Series 2010-3A, Class A 3.82%, 12/15/2048 - 144A	182,171	189,465
Nationstar Agency Advance Funding Trust
Series T2A, Class AT2
1.89%, 02/18/2048 - 144A	110,000	107,207
Series T2A, Class CT2
3.23%, 02/18/2048 - 144A	150,000	150,727
Nationstar Mortgage Advance Receivables Trust
Series 2013-T1A, Class A1
1.08%, 06/20/2044 - 144A	120,000	119,924
Series 2013-T2A, Class A2
1.68%, 06/20/2046 - 144A	175,000	174,734
Nelnet Student Loan Trust Series 2008-3, Class A4 1.89%, 11/25/2024 (A)	100,000	103,898
PFS Financing Corp.
Series 2012-AA, Class A
1.37%, 02/15/2016 - 144A (A)	100,000	100,066
Series 2013-AA, Class B
1.27%, 02/15/2018 - 144A (A)	100,000	99,572
Prestige Auto Receivables Trust
Series 2011-1A, Class D
5.18%, 07/16/2018 - 144A	100,000	103,014
Series 2013-1A, Class A2
1.09%, 02/15/2018 - 144A	85,204	85,426
Santander Drive Auto Receivables Trust
Series 2011-S1A, Class B
1.48%, 05/15/2017 - 144A	44,944	44,967
Series 2012-1, Class B
2.72%, 05/16/2016	25,000	25,277
Series 2012-1, Class C
3.78%, 11/15/2017	35,000	36,187
Series 2012-3, Class B
1.94%, 12/15/2016	85,000	85,782
Series 2012-3, Class C
3.01%, 04/16/2018	110,000	113,202
Series 2012-4, Class C
2.94%, 12/15/2017	20,000	20,583
Series 2012-5, Class B
1.56%, 08/15/2018	55,000	55,373

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2012-5, Class C
2.70%, 08/15/2018	$ 25,000	$ 25,680
Series 2012-6, Class B
1.33%, 05/15/2017	45,000	45,128
Series 2012-6, Class C
1.94%, 03/15/2018	50,000	50,401
Series 2012-AA, Class B
1.21%, 10/16/2017 - 144A	120,000	120,114
Series 2012-AA, Class C
1.78%, 11/15/2018 - 144A	245,000	244,341
Series 2013-2, Class B
1.33%, 03/15/2018	120,000	120,300
Series 2013-3, Class B
1.19%, 05/15/2018	105,000	104,535
Series 2013-4, Class B
2.16%, 01/15/2020	60,000	60,868
Series 2013-4, Class C
3.25%, 01/15/2020	50,000	51,366
Series 2013-5, Class B
1.55%, 10/15/2018	150,000	149,757
Series 2013-5, Class C
2.25%, 06/17/2019	70,000	69,761
Series 2013-A, Class B
1.89%, 10/15/2019 - 144A	75,000	75,486
Series 2013-A, Class C
3.12%, 10/15/2019 - 144A	30,000	30,768
Series 2013-A, Class D
3.78%, 10/15/2019 - 144A	20,000	20,618
Scholar Funding Trust
Series 2011-A, Class A
1.14%, 10/28/2043 - 144A (A)	99,763	99,871
Series 2013-A, Class A
0.82%, 01/30/2045 - 144A (A)	201,839	200,072
SLC Private Student Loan Trust Series 2006-A, Class A5 0.41%, 07/15/2036 (A)	125,000	123,278
SLM Private Credit Student Loan Trust
Series 2002-A, Class A2
0.79%, 12/16/2030 (A)	62,578	61,002
Series 2004-B, Class A2
0.44%, 06/15/2021 (A)	183,803	181,633
Series 2005-B, Class A2
0.42%, 03/15/2023 (A)	45,760	44,758
SLM Private Education Loan Trust
Series 2012-A, Class A1
1.57%, 08/15/2025 - 144A (A)	62,353	62,952
Series 2012-A, Class A2
3.83%, 01/17/2045 - 144A	100,000	103,761
Series 2012-C, Class A1
1.27%, 08/15/2023 - 144A (A)	122,238	122,930
Series 2012-C, Class A2
3.31%, 10/15/2046 - 144A	135,000	139,606
Series 2012-D, Class A2
2.95%, 02/15/2046 - 144A	160,000	163,209
Series 2012-E, Class A1
0.92%, 10/16/2023 - 144A (A)	70,981	71,026
Series 2012-E, Class A2B
1.92%, 06/15/2045 - 144A (A)	145,000	147,713

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SLM Private Education Loan Trust (continued)
Series 2013-A, Class A1
0.77%, 08/15/2022 - 144A (A)	$ 83,167	$ 83,040
Series 2013-A, Class A2A
1.77%, 05/17/2027 - 144A	170,000	164,891
Series 2013-A, Class A2B
1.22%, 05/17/2027 - 144A (A)	150,000	147,944
Series 2013-B, Class A1
0.82%, 07/15/2022 - 144A (A)	173,202	173,115
Series 2013-B, Class A2A
1.85%, 06/17/2030 - 144A	200,000	192,875
Series 2013-C, Class A1
1.02%, 02/15/2022 - 144A (A)	107,269	107,564
Series 2013-C, Class A2A
2.94%, 10/15/2031 - 144A	100,000	101,054
Series 2013-C, Class A2B
1.57%, 10/15/2031 - 144A (A)	100,000	100,216
SLM Student Loan Trust
Series 2008-5, Class A4
1.94%, 07/25/2023 (A)	100,000	104,536
Series 2013-6, Class A3
0.82%, 06/26/2028 (A)	115,000	115,003
SpringCastle America Funding LLC Series 2013-1A, Class A 3.75%, 04/03/2021 - 144A	180,767	181,219
World Financial Network Credit Card Master Trust
Series 2012-C, Class A
2.23%, 08/15/2022	110,000	109,014
Series 2012-D, Class A
2.15%, 04/17/2023	145,000	141,107

Total Asset-Backed Securities (cost $8,367,081)		8,372,377

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
New York City Water & Sewer System (Revenue Bonds)
5.38%, 06/15/2043	45,000	47,301
5.50%, 06/15/2043	55,000	58,252

Total Municipal Government Obligations (cost $98,603)		105,553

PREFERRED CORPORATE DEBT SECURITIES - 0.0% (B)
Capital Markets - 0.0% (B)
State Street Capital Trust IV 1.24%, 06/15/2037 (A)	10,000	7,555
Diversified Financial Services - 0.0% (B)
Lehman Brothers Holdings Capital Trust VII, Series MTN 5.86%, 01/31/2014 (C) (D) (E) (F)	200,000	20
Lehman Brothers Holdings E-Capital Trust I 3.59%, 08/19/2065 (D) (E) (F)	120,000	12

Total Preferred Corporate Debt Securities (cost $276,441)		7,587

CORPORATE DEBT SECURITIES - 9.7%
Airlines - 0.1%
United Continental Holdings, Inc.
6.00%, 07/15/2028	25,000	21,063
8.00%, 07/15/2024	80,000	80,240

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Automobiles - 0.0% (B)
General Motors Co.
4.88%, 10/02/2023 - 144A	$ 30,000	$ 30,375
6.25%, 10/02/2043 - 144A	20,000	20,775
General Motors Corp. (Escrow Shares) 8.25%, 07/15/2023 (E)	453,000	0
Biotechnology - 0.1%
Amgen, Inc.
5.15%, 11/15/2041	30,000	29,888
5.65%, 06/15/2042	50,000	52,952
Capital Markets - 0.6%
Bank of New York Mellon Corp., Series MTN 2.10%, 01/15/2019	95,000	94,164
Goldman Sachs Group, Inc.
3.63%, 02/07/2016	40,000	41,979
3.63%, 01/22/2023 (G)	56,000	54,228
5.75%, 01/24/2022	88,000	99,061
Goldman Sachs Group, Inc., Series MTN 1.84%, 11/29/2023 (A)	95,000	96,470
Morgan Stanley
3.45%, 11/02/2015	123,000	128,031
3.80%, 04/29/2016	100,000	105,783
Morgan Stanley, Series MTN 5.00%, 11/24/2025	100,000	100,299
Chemicals - 0.1%
LYB International Finance BV 5.25%, 07/15/2043	2,000	2,011
LyondellBasell Industries NV 5.00%, 04/15/2019	60,000	66,637
Commercial Banks - 0.5%
Caixa Economica Federal 2.38%, 11/06/2017 - 144A	150,000	139,313
Glitnir HF 6.33%, 07/28/2011 - 144A (D)	160,000	46,800
HSBC Bank Brasil SA - Banco Multiplo, Series MTN 4.00%, 05/11/2016 - 144A	200,000	203,250
Landsbanki Islands HF 6.10%, 08/25/2011 - 144A (D) (F)	140,000	12,600
U.S. Bancorp, Series MTN 1.95%, 11/15/2018	85,000	84,544
Wells Fargo & Co.
1.50%, 07/01/2015	40,000	40,562
2.15%, 01/15/2019	33,000	32,897
5.38%, 11/02/2043	30,000	30,720
Commercial Services & Supplies - 0.1%
United Rentals North America, Inc. 7.63%, 04/15/2022	100,000	111,125
Communications Equipment - 0.0% (B)
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.85%, 04/15/2023	52,000	48,677
Containers & Packaging - 0.0% (B)
Rock Tenn Co. 4.00%, 03/01/2023	14,000	13,371
Diversified Financial Services - 1.0%
Bank of America Corp.
2.60%, 01/15/2019	57,000	57,252
3.70%, 09/01/2015	150,000	156,797

	Principal	Value
Diversified Financial Services (continued)
Bank of America Corp. (continued)
4.10%, 07/24/2023	$ 172,000	$ 172,730
Bank of America Corp., Series MTN 3.30%, 01/11/2023	211,000	199,662
Citigroup, Inc.
4.45%, 01/10/2017	33,000	35,765
4.50%, 01/14/2022 (G)	78,000	82,657
Ford Motor Credit Co. LLC 5.00%, 05/15/2018	200,000	222,782
JPMorgan Chase & Co.
3.20%, 01/25/2023 (G)	38,000	36,025
3.25%, 09/23/2022	32,000	30,666
4.75%, 03/01/2015	75,000	78,467
Kaupthing Bank Hf
7.13%, 05/19/2016 - 144A (D) (E)	130,000	0
7.63%, 02/28/2015 - 144A (D)	710,000	172,175
Lehman Brothers Holdings Prod (Escrow shares) 1.00%, 02/06/2049 - 144A (F)	100,000	21,250
Lehman Brothers Holdings, Inc. (Escrow shares) 6.75%, 12/28/2017 (E) (F)	480,000	0
Diversified Telecommunication Services - 0.8%
AT&T, Inc. 2.38%, 11/27/2018	46,000	46,039
Intelsat Jackson Holdings SA 7.25%, 04/01/2019 (G)	54,000	58,320
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	22,620
Verizon Communications, Inc.
3.65%, 09/14/2018	217,000	229,708
3.85%, 11/01/2042 (G)	224,000	182,964
4.50%, 09/15/2020	40,000	42,823
5.15%, 09/15/2023	95,000	102,001
6.55%, 09/15/2043	292,000	341,628
Electric Utilities - 0.5%
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	41,000	41,748
8.88%, 11/15/2018	9,000	11,384
Dominion Gas Holdings LLC 4.80%, 11/01/2043 - 144A	6,000	5,801
Duke Energy Carolinas LLC 4.25%, 12/15/2041	55,000	51,211
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, 12/01/2020	336,000	357,000
Georgia Power Co. 3.00%, 04/15/2016	111,000	115,704
Jersey Central Power & Light Co. 7.35%, 02/01/2019	33,000	38,970
Energy Equipment & Services - 0.6%
Enterprise Products Operating LLC 4.45%, 02/15/2043	33,000	29,150
Noble Holding International, Ltd. 5.25%, 03/15/2042 (G)	10,000	9,595
Schlumberger Investment SA 3.65%, 12/01/2023	31,000	30,730
TransCanada PipeLines, Ltd. 3.75%, 10/16/2023	35,000	34,113

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Energy Equipment & Services (continued)
Transocean, Inc.
2.50%, 10/15/2017	$ 111,000	$ 112,176
5.05%, 12/15/2016	67,000	74,013
6.00%, 03/15/2018	293,000	328,584
6.50%, 11/15/2020	61,000	69,658
6.80%, 03/15/2038	30,000	33,390
Food & Staples Retailing - 0.0% (B)
CVS Caremark Corp. 5.30%, 12/05/2043	12,000	12,410
Wal-Mart Stores, Inc. 4.00%, 04/11/2043	39,000	34,709
Food Products - 0.1%
WM Wrigley Jr. Co. 2.90%, 10/21/2019 - 144A	78,000	77,355
Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 2.65%, 10/01/2018	108,000	108,735
Edwards Lifesciences Corp. 2.88%, 10/15/2018	81,000	80,527
Health Care Providers & Services - 0.3%
Coventry Health Care, Inc. 5.45%, 06/15/2021	62,000	68,983
Tenet Healthcare Corp. 6.25%, 11/01/2018	55,000	60,913
UnitedHealth Group, Inc. 3.38%, 11/15/2021	17,000	16,790
WellPoint, Inc.
1.88%, 01/15/2018	72,000	71,194
2.30%, 07/15/2018	165,000	163,691
3.70%, 08/15/2021	8,000	7,970
Hotels, Restaurants & Leisure - 0.1%
Caesars Entertainment Resort Properties LLC
8.00%, 10/01/2020 - 144A (G)	49,000	50,960
11.00%, 10/01/2021 - 144A (G)	54,000	55,350
Carnival Corp. 3.95%, 10/15/2020	13,000	13,010
GLP Capital, LP / GLP Financing II, Inc.
4.38%, 11/01/2018 - 144A	2,000	2,045
4.88%, 11/01/2020 - 144A	5,000	5,000
Insurance - 0.8%
American International Group, Inc.
3.38%, 08/15/2020	89,000	89,518
3.80%, 03/22/2017	118,000	126,012
4.13%, 02/15/2024	48,000	47,722
8.18%, 05/15/2058 (A)	39,000	47,190
American International Group, Inc., Series MTN 5.45%, 05/18/2017	50,000	55,886
Manulife Financial Corp. 3.40%, 09/17/2015	55,000	57,251
Metropolitan Life Global Funding I 5.13%, 06/10/2014 - 144A	100,000	102,072
Prudential Financial, Inc. 5.88%, 09/15/2042 (A) (G)	28,000	28,455
Prudential Financial, Inc., Series MTN
4.75%, 09/17/2015	73,000	77,792
5.38%, 06/21/2020	133,000	150,305

	Principal	Value
Insurance (continued)
Swiss Re Capital I LP 6.85%, 05/25/2016 - 144A (A) (C)	$ 70,000	$ 73,990
XL Group PLC 6.50%, 04/15/2017 (A) (C)	80,000	78,700
XLIT, Ltd.
2.30%, 12/15/2018	23,000	22,590
5.25%, 12/15/2043 (G)	11,000	11,074
IT Services - 0.1%
International Business Machines Corp. 3.38%, 08/01/2023	105,000	102,302
Life Sciences Tools & Services - 0.1%
Life Technologies Corp. 6.00%, 03/01/2020	64,000	73,537
Thermo Fisher Scientific, Inc.
2.40%, 02/01/2019	81,000	80,246
5.30%, 02/01/2044	6,000	6,067
Media - 1.0%
CBS Corp.
4.63%, 05/15/2018	22,000	23,850
5.75%, 04/15/2020	18,000	20,205
8.88%, 05/15/2019	33,000	42,192
Comcast Corp.
4.65%, 07/15/2042	244,000	227,067
5.88%, 02/15/2018	110,000	126,169
COX Communications, Inc.
4.70%, 12/15/2042 - 144A	3,000	2,520
8.38%, 03/01/2039 - 144A	105,000	127,341
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, 03/15/2022 (G)	35,000	33,622
5.00%, 03/01/2021	65,000	68,283
5.15%, 03/15/2042	55,000	49,396
NBCUniversal Media LLC
4.38%, 04/01/2021	108,000	114,310
4.45%, 01/15/2043 (G)	44,000	39,416
5.15%, 04/30/2020	94,000	105,068
Time Warner Cable, Inc.
8.25%, 04/01/2019	192,000	224,929
8.75%, 02/14/2019	72,000	85,885
Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
3.85%, 09/30/2023 (G)	79,000	79,343
5.00%, 09/30/2043	31,000	31,519
Novelis, Inc. 8.75%, 12/15/2020	110,000	122,375
Multi-Utilities - 0.2%
Dominion Resources, Inc. 1.95%, 08/15/2016	189,000	192,127
Oil, Gas & Consumable Fuels - 1.4%
Apache Corp.
4.25%, 01/15/2044 (G)	33,000	29,669
4.75%, 04/15/2043	20,000	19,399
BP Capital Markets PLC 2.75%, 05/10/2023	78,000	71,221
Energy Transfer Partners, LP 4.15%, 10/01/2020	120,000	121,750
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	115,000	111,259

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Laredo Petroleum, Inc. 7.38%, 05/01/2022	$ 60,000	$ 65,100
Linn Energy LLC / Linn Energy Finance Corp. 7.00%, 11/01/2019 - 144A (G)	80,000	80,800
MEG Energy Corp. 6.50%, 03/15/2021 - 144A	110,000	115,775
Murphy Oil Corp.
2.50%, 12/01/2017	81,000	81,493
3.70%, 12/01/2022	38,000	35,112
Nexen Energy ULC 5.88%, 03/10/2035	10,000	10,680
Noble Energy, Inc.
4.15%, 12/15/2021	12,000	12,339
5.25%, 11/15/2043	50,000	49,959
6.00%, 03/01/2041	44,000	47,048
8.25%, 03/01/2019	44,000	54,690
Peabody Energy Corp. 6.25%, 11/15/2021 (G)	45,000	45,450
Petrobras International Finance Co. 3.88%, 01/27/2016	160,000	164,714
Range Resources Corp. 5.75%, 06/01/2021 (G)	10,000	10,600
SemGroup, LP (Escrow Shares) 8.75%, 11/15/2049 (A)	25,000	500
Shell International Finance BV
2.00%, 11/15/2018 (G)	81,000	81,051
4.55%, 08/12/2043	78,000	76,077
Statoil ASA 2.90%, 11/08/2020	90,000	89,411
Total Capital International SA 3.70%, 01/15/2024	81,000	80,091
Western Gas Partners, LP
4.00%, 07/01/2022	34,000	32,450
5.38%, 06/01/2021	72,000	77,134
Williams Cos., Inc.
3.70%, 01/15/2023	83,000	72,443
7.88%, 09/01/2021	31,000	35,746
Paper & Forest Products - 0.2%
International Paper Co. 4.75%, 02/15/2022 (G)	192,000	201,297
Pharmaceuticals - 0.2%
AbbVie, Inc. 4.40%, 11/06/2042	55,000	51,297
Actavis, Inc. 4.63%, 10/01/2042 (G)	55,000	50,039
Bristol-Myers Squibb Co. 4.50%, 03/01/2044	63,000	60,344
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	25,000	24,521
Real Estate Investment Trusts - 0.0% (B)
Ventas Realty, LP / Ventas Capital Corp. 2.70%, 04/01/2020	19,000	18,168
Real Estate Management & Development - 0.0% (B)
Realogy Group LLC 7.88%, 02/15/2019 - 144A (G)	55,000	60,363
Road & Rail - 0.0% (B)
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023	16,000	14,900

	Principal	Value
Specialty Retail - 0.0% (B)
QVC, Inc. 7.50%, 10/01/2019 - 144A	$ 45,000	$ 48,503
Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	31,000	30,300
Philip Morris International, Inc.
1.88%, 01/15/2019	67,000	65,476
4.88%, 11/15/2043	23,000	22,784
Wireless Telecommunication Services - 0.3%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	184,630
MetroPCS Wireless, Inc. 7.88%, 09/01/2018 (G)	4,000	4,295
Sprint Communications, Inc. 9.00%, 11/15/2018 - 144A	95,000	114,475
Sprint Corp. 7.88%, 09/15/2023 - 144A	45,000	48,375
T-Mobile USA, Inc.
6.46%, 04/28/2019	5,000	5,313
6.63%, 04/28/2021	15,000	15,787
6.73%, 04/28/2022	15,000	15,637
6.84%, 04/28/2023 (G)	5,000	5,188

Total Corporate Debt Securities (cost $12,722,346)		11,912,994

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (B)
U.S. Treasury Bill 0.07%, 06/26/2014 (H) (I)	55,000	54,982

Total Short-Term U.S. Government Obligation (cost $54,982)		54,982

	Shares	Value
PREFERRED STOCKS - 0.3%
Diversified Financial Services - 0.1%
Citigroup Capital XIII, 7.88% (A) (G)	3,392	92,432
Short-Term U.S. Government Obligations - 0.2%
Fannie Mae - Series O, 0.00% (A) (H) (J)	600	8,520
Fannie Mae - Series S, 8.25% (A) (J)	10,800	94,500
Freddie Mac - Series Z, 8.38% (A) (J)	14,925	133,877

Total Preferred Stocks (cost $767,642)		329,329

COMMON STOCKS - 59.5%
Aerospace & Defense - 1.9%
General Dynamics Corp.	2,872	274,420
Honeywell International, Inc.	10,529	962,035
United Technologies Corp.	10,248	1,166,222
Airlines - 0.2%
Delta Air Lines, Inc.	4,650	127,736
Southwest Airlines Co.	4,418	83,235
Auto Components - 0.2%
Johnson Controls, Inc.	3,812	195,556
Automobiles - 0.5%
General Motors Co. (J)	15,824	646,727
Beverages - 1.4%
Coca-Cola Co.	12,990	536,617
Constellation Brands, Inc. - Class A (J)	1,289	90,720
Dr. Pepper Snapple Group, Inc. (G)	5,949	289,835
Molson Coors Brewing Co. - Class B	900	50,535
PepsiCo, Inc.	9,066	751,934

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (J)	1,936	$ 257,604
Biogen IDEC, Inc. (J)	2,696	754,206
Celgene Corp. (J)	5,695	962,227
Gilead Sciences, Inc. (J)	2,180	163,827
Vertex Pharmaceuticals, Inc. (J)	2,118	157,368
Building Products - 0.2%
Masco Corp.	13,517	307,782
Capital Markets - 1.6%
Bank of New York Mellon Corp.	103	3,599
Goldman Sachs Group, Inc.	3,009	533,375
Invesco, Ltd.	10,713	389,953
Morgan Stanley	15,526	486,895
State Street Corp.	6,028	442,395
TD Ameritrade Holding Corp.	2,520	77,213
Chemicals - 0.9%
Air Products & Chemicals, Inc.	1,918	214,394
Axiall Corp.	2,600	123,344
CF Industries Holdings, Inc. - Class B	10	2,330
Dow Chemical Co.	6,961	309,069
E.I. du Pont de Nemours & Co.	524	34,044
Monsanto Co.	2,980	347,319
Mosaic Co.	1,180	55,779
Commercial Banks - 1.7%
Comerica, Inc. - Class A (G)	2,971	141,241
Cullen / Frost Bankers, Inc. (G)	500	37,215
PNC Financial Services Group, Inc.	1,168	90,614
SVB Financial Group (J)	360	37,750
U.S. Bancorp - Class A	2,280	92,112
Wells Fargo & Co.	37,868	1,719,207
Commercial Services & Supplies - 0.1%
Tyco International, Ltd.	1,748	71,738
Communications Equipment - 1.4%
Cisco Systems, Inc.	41,838	939,263
QUALCOMM, Inc.	10,667	792,025
Computers & Peripherals - 2.2%
Apple, Inc.	3,654	2,050,296
EMC Corp.	9,759	245,439
Hewlett-Packard Co.	9,503	265,894
NetApp, Inc.	2,180	89,685
SanDisk Corp.	1,067	75,266
Construction & Engineering - 0.6%
Fluor Corp.	9,490	761,952
Consumer Finance - 0.4%
Capital One Financial Corp.	5,639	432,004
SLM Corp.	1,150	30,222
Containers & Packaging - 0.2%
Crown Holdings, Inc. (J)	4,451	198,381
Diversified Financial Services - 2.8%
Bank of America Corp.	66,039	1,028,227
Berkshire Hathaway, Inc. - Class B (J)	5,361	635,600
Citigroup, Inc.	21,741	1,132,924
IntercontinentalExchange Group, Inc.	2,787	626,852
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	3,106	109,207
Verizon Communications, Inc.	17,971	883,095
Electric Utilities - 1.1%
American Electric Power Co., Inc.	10,910	509,933
Edison International	6,017	278,587
NextEra Energy, Inc.	7,003	599,597

	Shares	Value
Electrical Equipment - 0.7%
Eaton Corp. PLC	991	$ 75,435
Emerson Electric Co.	11,102	779,138
Electronic Equipment & Instruments - 0.2%
Corning, Inc.	6,459	115,099
TE Connectivity, Ltd.	2,345	129,233
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	1,260	69,628
Cameron International Corp. (J)	1,334	79,413
Ensco PLC - Class A	7,410	423,704
Halliburton Co.	2,688	136,416
Noble Corp. PLC	4,513	169,102
Schlumberger, Ltd.	10,994	990,669
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	3,230	384,402
CVS Caremark Corp.	10,807	773,457
Kroger Co.	3,720	147,052
Wal-Mart Stores, Inc.	2,786	219,230
Food Products - 1.5%
Archer-Daniels-Midland Co.	10,625	461,125
General Mills, Inc. (G)	11,978	597,822
Kellogg Co.	3,980	243,058
Mondelez International, Inc. - Class A	15,823	558,552
Gas Utilities - 0.2%
EQT Corp.	1,200	107,736
National Fuel Gas Co. (G)	490	34,986
Questar Corp. (G)	4,936	113,479
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	8,806	337,534
Baxter International, Inc.	4,301	299,134
Intuitive Surgical, Inc. (G) (J)	182	69,903
Stryker Corp.	4,000	300,560
Health Care Providers & Services - 1.1%
Humana, Inc. - Class A (G)	4,100	423,202
McKesson Corp.	1,900	306,660
UnitedHealth Group, Inc.	8,633	650,065
Health Care Technology - 0.0% (B)
Cerner Corp. (J)	200	11,148
Hotels, Restaurants & Leisure - 0.8%
Marriott International, Inc. - Class A (G)	381	18,806
McDonald’s Corp.	515	49,970
Royal Caribbean Cruises, Ltd. - Class A	5,390	255,594
Starbucks Corp.	3,173	248,731
Starwood Hotels & Resorts Worldwide, Inc.	2,550	202,598
Yum! Brands, Inc.	2,026	153,186
Household Durables - 0.2%
Lennar Corp. - Class A (G)	719	28,444
PulteGroup, Inc. (G)	8,212	167,278
Toll Brothers, Inc. (G) (J)	1,056	39,072
Household Products - 1.0%
Kimberly-Clark Corp.	1,131	118,144
Procter & Gamble Co.	13,469	1,096,512
Industrial Conglomerates - 0.5%
General Electric Co.	23,469	657,836
Insurance - 1.8%
ACE, Ltd.	8,326	861,991
Axis Capital Holdings, Ltd. (G)	380	18,077
Everest RE Group, Ltd. (G)	238	37,097
Hartford Financial Services Group, Inc.	3,383	122,566
Marsh & McLennan Cos., Inc.	4,850	234,546

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Insurance (continued)
MetLife, Inc.	12,631	$ 681,063
Prudential Financial, Inc.	1,772	163,414
RenaissanceRe Holdings, Ltd. (G)	820	79,819
XL Group PLC - Class A	2,260	71,958
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (J)	1,732	690,704
priceline.com, Inc. (J)	257	298,737
Internet Software & Services - 2.1%
eBay, Inc. (J)	7,395	405,911
Facebook, Inc. - Class A (J)	5,210	284,779
Google, Inc. - Class A (J)	1,629	1,825,636
LinkedIn Corp. - Class A (J)	161	34,910
IT Services - 1.6%
Alliance Data Systems Corp. (G) (J)	475	124,892
Cognizant Technology Solutions Corp. - Class A (J)	4,899	494,701
Fidelity National Information Services, Inc.	1,277	68,549
International Business Machines Corp.	2,271	425,971
Mastercard, Inc. - Class A	330	275,702
Visa, Inc. - Class A (G)	2,897	645,104
Life Sciences Tools & Services - 0.2%
Mettler-Toledo International, Inc. (J)	1,076	261,027
Thermo Fisher Scientific, Inc. (G)	434	48,326
Machinery - 0.8%
Caterpillar, Inc. (G)	1,186	107,700
Deere & Co. (G)	1,696	154,896
PACCAR, Inc.	9,469	560,281
SPX Corp.	1,625	161,866
Media - 2.6%
CBS Corp. - Class B	6,260	399,012
Comcast Corp. - Class A	20,241	1,051,824
DISH Network Corp. - Class A (J)	2,775	160,728
Omnicom Group, Inc.	512	38,077
Time Warner Cable, Inc.	2,430	329,265
Time Warner, Inc.	14,005	976,429
Walt Disney Co. - Class A	3,432	262,205
Metals & Mining - 0.6%
Alcoa, Inc. (G)	27,615	293,548
Freeport-McMoRan Copper & Gold, Inc.	7,480	282,295
U.S. Steel Corp. (G)	4,930	145,435
Multi-Utilities - 0.7%
CMS Energy Corp.	8,237	220,504
DTE Energy Co.	765	50,788
NiSource, Inc. - Class B	8,878	291,909
Sempra Energy	3,368	302,312
Multiline Retail - 0.4%
Macy’s, Inc.	2,804	149,734
Nordstrom, Inc. (G)	1,959	121,066
Target Corp.	3,372	213,346
Office Electronics - 0.0% (B)
Xerox Corp. (G)	2,860	34,806
Oil, Gas & Consumable Fuels - 4.3%
Anadarko Petroleum Corp. - Class A	4,856	385,178
Cheniere Energy, Inc. (J)	1,990	85,809
Chevron Corp.	10,819	1,351,401
EOG Resources, Inc.	831	139,475
Exxon Mobil Corp.	14,843	1,502,112
Marathon Oil Corp.	6,040	213,212
Marathon Petroleum Corp.	6,334	581,018

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	5,661	$ 538,361
Phillips 66	2,833	218,509
Range Resources Corp.	723	60,956
Valero Energy Corp.	2,055	103,572
Williams Cos., Inc.	1,938	74,749
Paper & Forest Products - 0.1%
International Paper Co.	1,928	94,530
Pharmaceuticals - 3.5%
Actavis PLC (J)	1,150	193,200
Allergan, Inc.	3,520	391,001
Bristol-Myers Squibb Co.	20,386	1,083,516
Johnson & Johnson	19,991	1,830,976
Merck & Co., Inc.	8,870	443,943
Perrigo Co. PLC	730	112,026
Pfizer, Inc.	6,211	190,243
Valeant Pharmaceuticals International, Inc. (J)	587	68,914
Real Estate Investment Trusts - 1.1%
American Tower Corp. - Class A	1,024	81,736
AvalonBay Communities, Inc.	1,430	169,069
Boston Properties, Inc.	600	60,222
Brandywine Realty Trust (G)	4,848	68,308
Camden Property Trust	1,028	58,473
Excel Trust, Inc. (G)	1,540	17,541
HCP, Inc.	3,522	127,919
Highwoods Properties, Inc. (G)	2,391	86,482
Host Hotels & Resorts, Inc. (G)	1,344	26,127
Kilroy Realty Corp. (G)	1,970	98,855
Kimco Realty Corp.	4,420	87,295
Post Properties, Inc.	975	44,099
ProLogis, Inc. - Class A	353	13,043
Public Storage	280	42,146
Simon Property Group, Inc.	1,887	287,126
Ventas, Inc.	2,627	150,474
Road & Rail - 1.6%
CSX Corp.	30,589	880,045
Norfolk Southern Corp.	1,442	133,861
Union Pacific Corp.	5,703	958,104
Semiconductors & Semiconductor Equipment - 1.2%
Applied Materials, Inc. - Class A	16,158	285,835
Avago Technologies, Ltd. - Class A	5,770	305,175
KLA-Tencor Corp. (G)	3,177	204,789
LAM Research Corp. (G) (J)	3,227	175,710
Xilinx, Inc.	10,381	476,696
Software - 2.7%
Adobe Systems, Inc. (J)	7,483	448,082
CA, Inc.	1,460	49,129
Citrix Systems, Inc. (J)	3,248	205,436
Microsoft Corp.	39,431	1,475,902
Oracle Corp.	26,980	1,032,255
VMware, Inc. - Class A (G) (J)	871	78,138
Specialty Retail - 2.0%
AutoZone, Inc. (G) (J)	878	419,631
Gap, Inc. - Class A	600	23,448
Home Depot, Inc.	11,296	930,113
Lowe’s Cos., Inc.	11,744	581,915
TJX Cos., Inc.	7,720	491,996
Textiles, Apparel & Luxury Goods - 0.6%
Lululemon Athletica, Inc. (G) (J)	897	52,950
V.F. Corp.	10,088	628,886

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Tobacco - 0.8%
Philip Morris International, Inc.	11,997	$ 1,045,299
Trading Companies & Distributors - 0.2%
WW Grainger, Inc. (G)	1,021	260,784

Total Common Stocks (cost $57,227,275)		73,405,035

	Contracts	Value
PURCHASED OPTION - 0.0% (B)
Put Option - 0.0% (B)
Eurodollar, Mid-Curve 2-Year Future Exercise Price $ 98.75 Expires 03/14/2014	23	15,525

Total Purchased Option (cost $6,657)		15,525

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 3.6%
BlackRock Provident TempFund 24 (K)	4,395,228	4,395,228

Total Short-Term Investment Company (cost $4,395,228)		4,395,228

SECURITIES LENDING COLLATERAL - 5.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (H)	6,288,574	6,288,574

Total Securities Lending Collateral (cost $6,288,574)		6,288,574

	Principal	Value
REPURCHASE AGREEMENT - 0.5%

State Street Bank & Trust Co.
0.01% (H), dated 12/31/2013, to be repurchased at $628,772 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $644,710.

	$ 628,771	$ 628,771

Total Repurchase Agreement (cost $628,771)		628,771

Total Investment Securities (cost $121,928,825) (L)		136,148,739
Other Assets and Liabilities - Net - (10.4)%		(12,878,424)

Net Assets - 100.0%		$ 123,270,315

	Principal	Value
TBA SHORT COMMITMENTS - (1.7)%
U.S. GOVERNMENT AGENCY OBLIGATIONS - (1.7)%
Fannie Mae, TBA
3.50%	$ (360,000)	$ (356,541)
4.00%	(300,000)	(317,883)
5.00%	(100,000)	(108,289)
Freddie Mac, TBA 3.00%	(400,000)	(378,875)
Ginnie Mae, TBA
4.00%	(600,000)	(623,773)
4.50%	(300,000)	(320,742)

Total U.S. Government Agency Obligations (proceeds $2,113,355)		(2,106,103)

Total TBA Short Commitments (proceeds $2,113,355)		(2,106,103)

	Contracts	Value
WRITTEN OPTION - (0.0)% (B)
Put Option - (0.0)% (B)
Eurodollar, Mid-Curve 2-Year Future Exercise Price $ 98.25 Expires 03/14/2014	23	(3,738)

Total Written Option (premiums $(1,680))		(3,738)

FUTURES CONTRACTS: (M)
Description	Type	Contracts	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	Short	(25)	03/20/2014	$50,434
2-Year U.S. Treasury Note	Long	15	03/31/2014	(4,563)
5-Year U.S. Treasury Note	Short	(7)	03/31/2014	1,106
90-Day Eurodollar	Short	(3)	12/14/2015	1,312
Long U.S. Treasury Bond	Long	17	03/20/2014	(31,375)
S&P 500 E-Mini Index	Long	6	03/21/2014	12,068
Ultra Long U.S. Treasury Bond	Long	7	03/20/2014	(16,031)

				$12,951

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
EUR	BCLY	(331,000)	01/22/2014	$(446,974)	$(8,378)
EUR	BNP	179,000	01/22/2014	246,166	82

					$(8,296)

VALUATION SUMMARY: (N)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
U.S. Government Obligations	$—	$5,481,918	$—	$5,481,918
U.S. Government Agency Obligations	—	17,434,871	—	17,434,871
Foreign Government Obligations	—	501,934	—	501,934
Mortgage-Backed Securities	—	7,214,061	—	7,214,061
Asset-Backed Securities	—	8,372,377	—	8,372,377
Municipal Government Obligations	—	105,553	—	105,553
Preferred Corporate Debt Securities	—	7,587	—	7,587
Corporate Debt Securities
Airlines	—	101,303	—	101,303
Automobiles	—	51,150	0	51,150
Biotechnology	—	82,840	—	82,840
Capital Markets	—	720,015	—	720,015
Chemicals	—	68,648	—	68,648
Commercial Banks	—	590,686	—	590,686
Commercial Services & Supplies	—	111,125	—	111,125
Communications Equipment	—	48,677	—	48,677
Containers & Packaging	—	13,371	—	13,371
Diversified Financial Services	—	1,266,228	0	1,266,228
Diversified Telecommunication Services	—	1,026,103	—	1,026,103
Electric Utilities	—	621,818	—	621,818
Energy Equipment & Services	—	721,409	—	721,409
Food & Staples Retailing	—	47,119	—	47,119
Food Products	—	77,355	—	77,355
Health Care Equipment & Supplies	—	189,262	—	189,262
Health Care Providers & Services	—	389,541	—	389,541
Hotels, Restaurants & Leisure	—	126,365	—	126,365
Insurance	—	968,557	—	968,557
IT Services	—	102,302	—	102,302
Life Sciences Tools & Services	—	159,850	—	159,850
Media	—	1,290,253	—	1,290,253
Metals & Mining	—	233,237	—	233,237
Multi-Utilities	—	192,127	—	192,127
Oil, Gas & Consumable Fuels	—	1,671,961	—	1,671,961
Paper & Forest Products	—	201,297	—	201,297
Pharmaceuticals	—	186,201	—	186,201
Real Estate Investment Trusts	—	18,168	—	18,168
Real Estate Management & Development	—	60,363	—	60,363
Road & Rail	—	14,900	—	14,900
Specialty Retail	—	48,503	—	48,503
Tobacco	—	118,560	—	118,560
Wireless Telecommunication Services	—	393,700	—	393,700

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY (continued): (N)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
Short-Term U.S. Government Obligation	$—	$54,982	$—	$54,982
Preferred Stocks	329,329	—	—	329,329
Common Stocks	73,405,035	—	—	73,405,035
Purchased Option	15,525	—	—	15,525
Short-Term Investment Company	4,395,228	—	—	4,395,228
Securities Lending Collateral	6,288,574	—	—	6,288,574
Repurchase Agreement	—	628,771	—	628,771
Total Investment Securities	$84,433,691	$51,715,048	$0	$136,148,739

Derivative Financial Instruments
Futures Contracts (O)	$64,920	$—	$—	$64,920
Forward Foreign Currency Contracts (O)	—	82	—	82
Total Derivative Financial Instruments	$64,920	$82	$—	$65,002

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
LIABILITIES
TBA Short Commitments
U.S. Government Agency Obligations	$—	$(2,106,103)	$—	$(2,106,103)
Total TBA Short Commitments	$—	$(2,106,103)	$—	$(2,106,103)

Derivative Financial Instruments
Written Option	$(3,738)	$—	$—	$(3,738)
Futures Contracts (O)	(51,969)	—	—	(51,969)
Forward Foreign Currency Contracts (O)	—	(8,378)	—	(8,378)
Total Derivative Financial Instruments	$(55,707)	$(8,378)	$—	$(64,085)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales (P)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (Q)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2013 (R)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 (Q)
Corporate Debt Securities	$0	$—	$0	$—	$(379,424)	$379,424	$—	$—	$0	$—

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate note. Rate is listed as of December 31, 2013.
(B)	Percentage rounds to less than 0.1%.
(C)	The security has a perpetual maturity. The date shown is the next call date.
(D)	In default.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate fair value of securities is $32, or less than 0.01% of the portfolio’s net assets.
(F)	Illiquid. Total aggregate fair value of illiquid securities is $33,882, or 0.03% of the portfolio’s net assets.
(G)	All or a portion of this security is on loan. The value of all securities on loan is $6,150,753. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Rate shown reflects the yield at December 31, 2013.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	All or a portion of this security has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $54,976.
(J)	Non-income producing security.
(K)	The investment issuer is affiliated with the sub-adviser of the portfolio.
(L)	Aggregate cost for federal income tax purposes is $123,059,319. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $15,816,419 and $2,726,999, respectively. Net unrealized appreciation for tax purposes is $13,089,420.
(M)	Cash in the amount of $31,000 has been segregated by the custodian with the broker as collateral to cover margin requirements for open futures contracts.
(N)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(O)	Derivative financial instruments valued at unrealized appreciation (depreciation) on the instrument.
(P)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(Q)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as Level 3 at year end.
(R)	Level 3 securities were not considered significant to the portfolio.

DEFINITIONS:

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities aggregated $9,489,099, or 7.70% of the portfolio’s net assets.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
IO	Interest only portion of a STRIP (Separate Trading of Registered Interest and Principal Security) Security
MTN	Medium Term Note
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
Re-REMIC	Re-Securitized Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
TBA	To Be Announced

CURRENCY ABBREVIATION:

EUR	Euro

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 8.4%
Alliant Techsystems, Inc.	91,100	$ 11,085,048
Exelis, Inc.	572,300	10,908,038
Huntington Ingalls Industries, Inc.	129,270	11,635,593
L-3 Communications Holdings, Inc. (A)	109,900	11,743,914
Lockheed Martin Corp.	33,900	5,039,574
Northrop Grumman Corp.	115,000	13,180,150
Raytheon Co.	153,300	13,904,310
Airlines - 1.0%
Delta Air Lines, Inc.	158,500	4,353,995
Southwest Airlines Co.	258,600	4,872,024
Auto Components - 3.2%
Goodyear Tire & Rubber Co.	306,800	7,317,180
Lear Corp. (A)	142,400	11,530,128
Magna International, Inc. - Class A	129,000	10,585,740
Automobiles - 0.7%
Ford Motor Co.	431,300	6,654,959
Biotechnology - 5.0%
Amgen, Inc.	92,300	10,536,968
Biogen IDEC, Inc. (B)	35,100	9,819,225
Celgene Corp. (B)	62,900	10,627,584
Cubist Pharmaceuticals, Inc. (B)	37,000	2,548,190
United Therapeutics Corp. (A) (B)	113,600	12,845,888
Capital Markets - 1.1%
Waddell & Reed Financial, Inc. - Class A	156,000	10,158,720
Chemicals - 1.3%
CF Industries Holdings, Inc. - Class B	17,200	4,008,288
LyondellBasell Industries NV - Class A	102,600	8,236,728
Commercial Banks - 7.3%
Comerica, Inc. - Class A (A)	96,300	4,578,102
Fifth Third Bancorp	597,400	12,563,322
First Niagara Financial Group, Inc.	111,500	1,184,130
Huntington Bancshares, Inc. - Class A	1,251,800	12,079,870
KeyCorp	923,700	12,396,054
PNC Financial Services Group, Inc.	103,100	7,998,498
Wells Fargo & Co.	377,000	17,115,800
Computers & Peripherals - 3.1%
Apple, Inc.	10,800	6,059,988
SanDisk Corp.	150,500	10,616,270
Western Digital Corp.	146,700	12,308,130
Construction & Engineering - 0.3%
AECOM Technology Corp. (B)	81,500	2,398,545
Consumer Finance - 4.2%
Capital One Financial Corp.	177,900	13,628,919
Discover Financial Services	235,700	13,187,415
SLM Corp.	455,500	11,970,540
Containers & Packaging - 1.3%
Packaging Corp. of America	112,800	7,137,984
Rock Tenn Co. - Class A	47,200	4,956,472
Diversified Financial Services - 1.9%
Bank of America Corp.	216,000	3,363,120
CBOE Holdings, Inc.	142,500	7,404,300
JPMorgan Chase & Co.	72,900	4,263,192
McGraw-Hill Financial, Inc.	31,300	2,447,660
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	143,400	5,041,944
Frontier Communications Corp. (A)	685,200	3,186,180
Verizon Communications, Inc.	197,600	9,710,064

	Shares	Value
Electric Utilities - 3.3%
American Electric Power Co., Inc.	211,000	$ 9,862,140
Edison International	250,100	11,579,630
Entergy Corp. - Class B	103,000	6,516,810
Exelon Corp.	79,700	2,182,983
Electronic Equipment & Instruments - 2.6%
Arrow Electronics, Inc. (B)	85,900	4,660,075
Avnet, Inc.	141,400	6,237,154
Flextronics International, Ltd. (B)	342,900	2,664,333
Ingram Micro, Inc. - Class A (B)	450,000	10,557,000
Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	99,400	5,492,844
Diamond Offshore Drilling, Inc. (A)	104,900	5,970,908
Halliburton Co.	188,500	9,566,375
Food & Staples Retailing - 1.1%
Kroger Co.	255,300	10,092,009
Food Products - 1.7%
Archer-Daniels-Midland Co.	63,300	2,747,220
Green Mountain Coffee Roasters, Inc. - Series C (A) (B)	28,300	2,138,914
Hershey Co.	83,300	8,099,259
Tyson Foods, Inc. - Class A (A)	77,100	2,579,766
Health Care Providers & Services - 8.5%
AmerisourceBergen Corp. - Class A	146,100	10,272,291
Cardinal Health, Inc.	190,400	12,720,624
CIGNA Corp.	148,100	12,955,788
Humana, Inc. - Class A	77,400	7,989,228
McKesson Corp.	63,800	10,297,320
Omnicare, Inc.	183,600	11,082,096
WellPoint, Inc.	141,800	13,100,902
Household Durables - 0.4%
Whirlpool Corp.	23,400	3,670,524
Independent Power Producers & Energy Traders - 1.3%
AES Corp.	796,300	11,554,313
Insurance - 13.4%
Allied World Assurance Co. Holdings AG	82,800	9,340,668
Allstate Corp.	233,300	12,724,182
American Financial Group, Inc.	114,700	6,620,484
American International Group, Inc.	336,300	17,168,115
Assurant, Inc.	175,000	11,614,750
Axis Capital Holdings, Ltd.	225,800	10,741,306
Chubb Corp. - Class A	132,600	12,813,138
Everest RE Group, Ltd.	72,200	11,253,814
Lincoln National Corp.	86,400	4,459,968
Old Republic International Corp.	60,800	1,050,016
PartnerRe, Ltd.	19,900	2,098,057
Reinsurance Group of America, Inc. - Class A	27,200	2,105,552
RenaissanceRe Holdings, Ltd.	39,900	3,883,866
Travelers Cos., Inc.	150,000	13,581,000
Unum Group	120,800	4,237,664
IT Services - 1.2%
Amdocs, Ltd.	267,300	11,023,452
Machinery - 0.7%
Oshkosh Corp.	128,400	6,468,792
Metals & Mining - 0.7%
Alcoa, Inc. (A)	224,900	2,390,687
Cliffs Natural Resources, Inc. (A)	169,500	4,442,595
Multi-Utilities - 0.6%
Public Service Enterprise Group, Inc.	179,900	5,763,996

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Oil, Gas & Consumable Fuels - 12.7%
Chevron Corp.	183,300	$ 22,896,003
ConocoPhillips	220,600	15,585,390
Exxon Mobil Corp.	342,000	34,610,400
Marathon Oil Corp.	346,100	12,217,330
Murphy Oil Corp. (A)	181,100	11,749,768
Occidental Petroleum Corp.	78,400	7,455,840
SM Energy Co.	113,300	9,416,363
Valero Energy Corp.	71,400	3,598,560
Personal Products - 1.7%
Herbalife, Ltd. (A)	59,700	4,698,390
Nu Skin Enterprises, Inc. - Class A	79,300	10,960,846
Pharmaceuticals - 0.4%
Questcor Pharmaceuticals, Inc. (A)	64,500	3,512,025
Real Estate Investment Trusts - 0.3%
RLJ Lodging Trust	104,900	2,551,168
Semiconductors & Semiconductor Equipment - 1.2%
Marvell Technology Group, Ltd.	785,400	11,294,052
Software - 0.7%
CA, Inc.	204,500	6,881,425
Specialty Retail - 2.1%
Best Buy Co., Inc.	272,800	10,879,264
GameStop Corp. - Class A (A)	170,600	8,403,756
Tobacco - 1.1%
Lorillard, Inc.	198,200	10,044,776

Total Common Stocks (cost $727,830,605)		912,316,707

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	76,167,901	$ 76,167,901

Total Securities Lending Collateral (cost $76,167,901)		76,167,901

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $10,808,887 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $11,026,315.	$ 10,808,881	10,808,881

Total Repurchase Agreement (cost $10,808,881)		10,808,881

Total Investment Securities (cost $814,807,387) (D)		999,293,489
Other Assets and Liabilities - Net - (8.1)%		(75,016,965)

Net Assets - 100.0%		$ 924,276,524

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$912,316,707	$—	$—	$912,316,707
Securities Lending Collateral	76,167,901	—	—	76,167,901
Repurchase Agreement	—	10,808,881	—	10,808,881
Total Investment Securities	$988,484,608	$10,808,881	$—	$999,293,489

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $74,521,042. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $819,366,987. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $185,978,783 and $6,052,281, respectively. Net unrealized appreciation for tax purposes is $179,926,502.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 5.4%
L-3 Communications Holdings, Inc.	35,900	$ 3,836,274
Lockheed Martin Corp.	30,400	4,519,264
Northrop Grumman Corp.	35,300	4,045,733
Raytheon Co.	46,700	4,235,690
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. - Class B	25,400	2,669,032
Airlines - 2.3%
Delta Air Lines, Inc.	117,600	3,230,472
Southwest Airlines Co.	199,500	3,758,580
Auto Components - 3.6%
Delphi Automotive PLC - Class A	64,000	3,848,320
Goodyear Tire & Rubber Co.	152,500	3,637,125
Magna International, Inc. - Class A	43,300	3,553,198
Automobiles - 1.3%
Ford Motor Co.	263,700	4,068,891
Beverages - 2.5%
Coca-Cola Enterprises, Inc.	86,500	3,817,245
Monster Beverage Corp. (A)	58,600	3,971,322
Biotechnology - 5.6%
Amgen, Inc.	42,800	4,886,048
Biogen IDEC, Inc. (A)	16,000	4,476,000
Celgene Corp. (A)	29,100	4,916,736
Gilead Sciences, Inc. (A)	42,700	3,208,905
Chemicals - 2.2%
CF Industries Holdings, Inc. - Class B	11,200	2,610,048
LyondellBasell Industries NV - Class A	52,300	4,198,644
Commercial Banks - 4.9%
Comerica, Inc. - Class A	81,400	3,869,756
Fifth Third Bancorp	184,100	3,871,623
Huntington Bancshares, Inc. - Class A	382,800	3,694,020
KeyCorp	278,400	3,736,128
Communications Equipment - 2.0%
Harris Corp.	24,700	1,724,307
QUALCOMM, Inc.	60,500	4,492,125
Computers & Peripherals - 7.4%
Apple, Inc.	20,800	11,671,088
SanDisk Corp.	53,900	3,802,106
Seagate Technology PLC	64,500	3,622,320
Western Digital Corp.	45,800	3,842,620
Construction & Engineering - 1.5%
Chicago Bridge & Iron Co. NV - Class Y	8,900	739,946
Fluor Corp.	47,900	3,845,891
Consumer Finance - 2.9%
Capital One Financial Corp.	19,200	1,470,912
Discover Financial Services	71,200	3,983,640
SLM Corp.	135,500	3,560,940
Containers & Packaging - 0.9%
Rock Tenn Co. - Class A	26,100	2,740,761
Diversified Financial Services - 0.7%
McGraw-Hill Financial, Inc.	26,800	2,095,760
Diversified Telecommunication Services - 2.0%
Frontier Communications Corp. (B)	222,500	1,034,625
Verizon Communications, Inc.	103,000	5,061,420
Electric Utilities - 1.6%
American Electric Power Co., Inc.	13,200	616,968
Edison International	80,500	3,727,150
Entergy Corp. - Class B	8,900	563,103

	Shares	Value
Electronic Equipment & Instruments - 1.7%
Jabil Circuit, Inc.	81,600	$ 1,423,104
TE Connectivity, Ltd.	70,900	3,907,299
Energy Equipment & Services - 3.6%
Baker Hughes, Inc.	56,700	3,133,242
Core Laboratories NV	6,400	1,222,080
Diamond Offshore Drilling, Inc. (B)	50,500	2,874,460
Halliburton Co.	79,900	4,054,925
Food & Staples Retailing - 1.1%
Kroger Co.	90,500	3,577,465
Food Products - 3.6%
Archer-Daniels-Midland Co.	93,700	4,066,580
Green Mountain Coffee Roasters, Inc. - Series C (A) (B)	6,800	513,944
Hershey Co.	37,100	3,607,233
Mead Johnson Nutrition Co. - Class A	22,300	1,867,848
Tyson Foods, Inc. - Class A (B)	32,200	1,077,412
Health Care Providers & Services - 7.7%
AmerisourceBergen Corp. - Class A	54,700	3,845,957
Cardinal Health, Inc.	60,200	4,021,962
CIGNA Corp.	46,200	4,041,576
Humana, Inc. - Class A	36,800	3,798,496
McKesson Corp.	25,100	4,051,140
WellPoint, Inc.	43,000	3,972,770
Household Durables - 0.3%
Whirlpool Corp.	6,900	1,082,334
Independent Power Producers & Energy Traders - 1.2%
AES Corp.	247,000	3,583,970
Insurance - 7.4%
Allstate Corp.	72,700	3,965,058
American International Group, Inc.	92,800	4,737,440
Assurant, Inc.	53,500	3,550,795
Chubb Corp. - Class A	31,400	3,034,182
CNA Financial Corp. - Class A	26,900	1,153,741
Travelers Cos., Inc.	44,800	4,056,192
Unum Group	71,400	2,504,712
Internet Software & Services - 0.4%
VeriSign, Inc. (A) (B)	18,400	1,099,952
IT Services - 2.7%
Amdocs, Ltd.	31,600	1,303,184
Computer Sciences Corp.	31,900	1,782,572
Mastercard, Inc. - Class A	6,400	5,346,944
Leisure Equipment & Products - 1.2%
Polaris Industries, Inc. (B)	25,800	3,757,512
Metals & Mining - 1.0%
Alcoa, Inc. (B)	89,300	949,259
Cliffs Natural Resources, Inc. (B)	81,100	2,125,631
Multiline Retail - 1.1%
Macy’s, Inc.	62,500	3,337,500
Oil, Gas & Consumable Fuels - 6.2%
Chesapeake Energy Corp. (B)	61,100	1,658,254
Chevron Corp.	38,100	4,759,071
ConocoPhillips	45,400	3,207,510
Exxon Mobil Corp.	6,600	667,920
Marathon Oil Corp.	102,300	3,611,190
Murphy Oil Corp. (B)	56,000	3,633,280
Occidental Petroleum Corp.	16,300	1,550,130
Road & Rail - 0.8%
Union Pacific Corp.	15,300	2,570,400

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Semiconductors & Semiconductor Equipment - 1.4%
LAM Research Corp. (A)	64,900	$ 3,533,805
LSI Corp.	76,200	839,724
Software - 2.2%
CA, Inc.	113,600	3,822,640
Microsoft Corp.	80,900	3,028,087
Specialty Retail - 4.9%
Bed Bath & Beyond, Inc. (A)	46,900	3,766,070
Best Buy Co., Inc.	85,300	3,401,764
GameStop Corp. - Class A (B)	75,100	3,699,426
Gap, Inc. - Class A	72,700	2,841,116
TJX Cos., Inc.	23,500	1,497,655
Tobacco - 2.4%
Altria Group, Inc.	74,500	2,860,055
Lorillard, Inc.	73,300	3,714,844
Philip Morris International, Inc.	11,400	993,282

Total Common Stocks (cost $246,114,148)		305,339,430

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	20,759,614	$ 20,759,614

Total Securities Lending Collateral (cost $20,759,614)		20,759,614

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $3,929,332 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $4,009,569.	$ 3,929,330	3,929,330

Total Repurchase Agreement (cost $3,929,330)		3,929,330

Total Investment Securities (cost $270,803,092) (D)		330,028,374
Other Assets and Liabilities - Net - (6.6)%		(20,293,295)

Net Assets - 100.0%		$ 309,735,079

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$305,339,430	$—	$—	$305,339,430
Securities Lending Collateral	20,759,614	—	—	20,759,614
Repurchase Agreement	—	3,929,330	—	3,929,330
Total Investment Securities	$326,099,044	$3,929,330	$—	$330,028,374

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $20,310,565. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $271,143,282. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $60,762,110 and $1,877,018, respectively. Net unrealized appreciation for tax purposes is $58,885,092.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 5.8%
Boeing Co.	156,044	$ 21,298,446
Honeywell International, Inc.	63,504	5,802,360
Precision Castparts Corp.	34,520	9,296,236
Rolls-Royce Holdings PLC (A)	118,801	2,508,288
United Technologies Corp.	136,656	15,551,453
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. - Class B	55,321	5,813,131
Automobiles - 0.7%
Ford Motor Co.	219,914	3,393,273
Tesla Motors, Inc. (A) (B)	24,475	3,680,551
Beverages - 0.8%
Anheuser-Busch InBev NV - ADR	27,903	2,970,553
Diageo PLC	135,787	4,497,130
Biotechnology - 7.8%
Alexion Pharmaceuticals, Inc. (A)	56,727	7,548,095
Amgen, Inc.	89,175	10,180,218
Biogen IDEC, Inc. (A)	63,640	17,803,290
Celgene Corp. (A)	97,036	16,395,202
Gilead Sciences, Inc. (A)	219,056	16,462,058
Vertex Pharmaceuticals, Inc. (A)	74,512	5,536,242
Capital Markets - 1.1%
Goldman Sachs Group, Inc.	41,115	7,288,045
Morgan Stanley	104,051	3,263,039
Chemicals - 1.4%
Monsanto Co.	95,516	11,132,390
Sherwin-Williams Co.	10,650	1,954,275
Commercial Services & Supplies - 0.5%
ADT Corp. (B)	37,213	1,506,010
Tyco International, Ltd.	72,905	2,992,021
Communications Equipment - 1.5%
Cisco Systems, Inc.	275,645	6,188,230
QUALCOMM, Inc.	104,873	7,786,821
Computers & Peripherals - 5.4%
Apple, Inc.	57,440	32,230,158
NetApp, Inc.	208,174	8,564,278
SanDisk Corp.	75,077	5,295,932
Western Digital Corp.	56,639	4,752,012
Consumer Finance - 0.8%
American Express Co.	80,689	7,320,913
Diversified Financial Services - 1.2%
Bank of America Corp.	311,111	4,843,998
IntercontinentalExchange Group, Inc.	19,471	4,379,418
JPMorgan Chase & Co.	41,471	2,425,224
Electrical Equipment - 0.5%
Rockwell Automation, Inc. - Class B	36,170	4,273,847
Energy Equipment & Services - 1.6%
FMC Technologies, Inc. (A)	49,026	2,559,647
National Oilwell Varco, Inc.	51,016	4,057,303
Oceaneering International, Inc.	38,850	3,064,488
Schlumberger, Ltd.	55,449	4,996,509
Food & Staples Retailing - 2.5%
Costco Wholesale Corp.	100,388	11,947,176
CVS Caremark Corp.	53,226	3,809,385
Sprouts Farmers Market, Inc. (A) (B)	26,887	1,033,267
Whole Foods Market, Inc.	110,272	6,377,030
Food Products - 1.4%
Green Mountain Coffee Roasters, Inc. - Series C (A) (B)	41,311	3,122,285

	Shares	Value
Food Products (continued)
Mead Johnson Nutrition Co. - Class A	38,935	$ 3,261,196
Mondelez International, Inc. - Class A	193,984	6,847,635
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	171,312	6,566,389
Becton Dickinson and Co.	38,837	4,291,100
CR Bard, Inc.	33,272	4,456,452
Medtronic, Inc.	94,637	5,431,217
Zimmer Holdings, Inc. - Class A	53,421	4,978,303
Health Care Providers & Services - 2.0%
Aetna, Inc.	52,713	3,615,585
Express Scripts Holding Co. (A)	133,917	9,406,330
McKesson Corp.	33,465	5,401,251
Hotels, Restaurants & Leisure - 3.6%
Chipotle Mexican Grill, Inc. - Class A (A)	15,495	8,255,426
Dunkin’ Brands Group, Inc. (B)	102,643	4,947,393
Starbucks Corp.	76,308	5,981,784
Starwood Hotels & Resorts Worldwide, Inc.	66,093	5,251,089
Wyndham Worldwide Corp.	78,426	5,779,212
Wynn Resorts, Ltd.	18,778	3,646,875
Household Durables - 0.4%
PulteGroup, Inc. (B)	173,576	3,535,743
Industrial Conglomerates - 1.5%
3M Co.	55,513	7,785,698
Danaher Corp.	88,325	6,818,690
Internet & Catalog Retail - 5.1%
Amazon.com, Inc. (A)	51,530	20,549,649
HomeAway, Inc. (A)	52,016	2,126,414
NetFlix, Inc. (A)	13,813	5,085,532
priceline.com, Inc. (A)	15,692	18,240,381
TripAdvisor, Inc. (A)	27,722	2,296,213
Internet Software & Services - 9.2%
eBay, Inc. (A)	115,332	6,330,574
Facebook, Inc. - Class A (A)	296,864	16,226,586
Google, Inc. - Class A (A)	35,586	39,881,586
IAC/InterActiveCorp	103,144	7,084,961
LinkedIn Corp. - Class A (A)	48,532	10,523,194
Twitter, Inc. (A) (B)	41,428	2,636,892
Yahoo! Inc. (A)	99,041	4,005,218
IT Services - 5.0%
Alliance Data Systems Corp. (A) (B)	16,240	4,269,983
Mastercard, Inc. - Class A	24,487	20,457,909
Paychex, Inc. (B)	64,412	2,932,679
Visa, Inc. - Class A	89,121	19,845,464
Life Sciences Tools & Services - 0.7%
Illumina, Inc. (A) (B)	59,501	6,582,001
Machinery - 1.6%
Dover Corp.	50,301	4,856,059
Illinois Tool Works, Inc. - Class A	45,369	3,814,625
Parker Hannifin Corp.	47,874	6,158,511
Media - 4.6%
Comcast Corp. - Class A	160,727	8,352,179
Discovery Communications, Inc. - Series A (A) (B)	101,779	9,202,857
Omnicom Group, Inc.	68,233	5,074,488
Scripps Networks Interactive, Inc. - Class A	36,926	3,190,776
Twenty-First Century Fox, Inc. - Class A	236,709	8,327,423
Walt Disney Co. - Class A	122,141	9,331,572
Multiline Retail - 0.3%
Dollar Tree, Inc. (A)	49,053	2,767,570

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Oil, Gas & Consumable Fuels - 1.8%
Apache Corp.	29,152	$ 2,505,323
Concho Resources, Inc. (A)	54,825	5,921,100
EOG Resources, Inc.	31,838	5,343,690
Valero Energy Corp.	71,004	3,578,601
Personal Products - 0.7%
Estee Lauder Cos., Inc. - Class A	86,891	6,544,630
Pharmaceuticals - 4.6%
Allergan, Inc.	70,575	7,839,471
Bristol-Myers Squibb Co.	177,171	9,416,639
Eli Lilly & Co.	64,886	3,309,186
Johnson & Johnson	44,581	4,083,174
Merck & Co., Inc.	134,863	6,749,893
Novo Nordisk A/S - ADR	39,824	7,357,882
Perrigo Co. PLC	32,289	4,955,070
Real Estate Investment Trusts - 0.5%
American Tower Corp. - Class A	53,382	4,260,951
Road & Rail - 1.1%
Canadian Pacific Railway, Ltd.	35,783	5,414,684
Union Pacific Corp.	31,513	5,294,184
Semiconductors & Semiconductor Equipment - 2.2%
Altera Corp.	221,960	7,220,359
ARM Holdings PLC - ADR (B)	78,598	4,302,454
Microchip Technology, Inc. (B)	77,004	3,445,929
Skyworks Solutions, Inc. (A)	51,194	1,462,101
Xilinx, Inc.	98,842	4,538,825
Software - 9.6%
Adobe Systems, Inc. (A)	76,910	4,605,371
Check Point Software Technologies, Ltd. - Class A (A) (B)	106,054	6,842,604
FireEye, Inc. (A) (B)	22,840	996,052
Informatica Corp. (A)	47,846	1,985,609
Intuit, Inc.	49,146	3,750,823
Microsoft Corp.	608,638	22,781,320
NetSuite, Inc. (A)	23,047	2,374,302
Oracle Corp.	352,531	13,487,836
Red Hat, Inc. (A)	107,101	6,001,940
Salesforce.com, Inc. (A) (B)	206,823	11,414,561
Splunk, Inc. (A)	78,866	5,415,728
Tableau Software, Inc. - Class A (A)	13,730	946,409
VMware, Inc. - Class A (A)	65,017	5,832,675
Workday, Inc. - Class A (A) (B)	42,666	3,548,105

	Shares	Value
Specialty Retail - 5.5%
Buckle, Inc. (B)	32,819	$ 1,724,967
Home Depot, Inc.	114,219	9,404,792
Inditex SA	53,829	8,871,492
Lowe’s Cos., Inc.	200,283	9,924,023
O’Reilly Automotive, Inc. (A)	37,201	4,788,141
PetSmart, Inc. - Class A (B)	34,904	2,539,266
TJX Cos., Inc.	226,328	14,423,883
Textiles, Apparel & Luxury Goods - 3.2%
Lululemon Athletica, Inc. (A) (B)	20,420	1,205,393
Michael Kors Holdings, Ltd. (A)	55,054	4,469,834
NIKE, Inc. - Class B	154,749	12,169,461
Ralph Lauren Corp. - Class A	20,484	3,616,860
Swatch Group AG	7,125	4,722,474
Under Armour, Inc. - Class A (A) (B)	48,413	4,226,455

Total Common Stocks (cost $662,254,715)		937,923,413

SECURITIES LENDING COLLATERAL - 5.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	55,290,020	55,290,020

Total Securities Lending Collateral (cost $55,290,020)		55,290,020

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $1,844,518 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 2.50 - 3.50%, due 03/20/2028 - 09/15/2040 and with a total value of $1,892,327.	$ 1,844,517	1,844,517

Total Repurchase Agreement (cost $1,844,517)		1,844,517

Total Investment Securities (cost $719,389,252) (D)		995,057,950
Other Assets and Liabilities - Net - (5.6)%		(53,039,717)

Net Assets - 100.0%		$ 942,018,233

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$917,324,029	$20,599,384	$—	$937,923,413
Securities Lending Collateral	55,290,020	—	—	55,290,020
Repurchase Agreement	—	1,844,517	—	1,844,517
Total Investment Securities	$972,614,049	$22,443,901	$—	$995,057,950

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of this security is on loan. The value of all securities on loan is $54,075,659. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $723,843,565. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $272,570,382 and $1,355,997, respectively. Net unrealized appreciation for tax purposes is $271,214,385.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.1%
Automobiles - 0.7%
Harley-Davidson, Inc.	103,650	$ 7,176,726
Beverages - 1.7%
Beam, Inc.	145,300	9,889,118
Brown-Forman Corp. - Class B	19,250	1,454,723
Dr. Pepper Snapple Group, Inc.	101,700	4,954,824
Building Products - 0.4%
Fortune Brands Home & Security, Inc.	78,400	3,582,880
Capital Markets - 5.7%
Ameriprise Financial, Inc.	69,500	7,995,975
Invesco, Ltd.	346,100	12,598,040
Legg Mason, Inc.	42,300	1,839,204
Northern Trust Corp.	76,400	4,728,396
Raymond James Financial, Inc.	142,650	7,444,903
State Street Corp.	205,000	15,044,950
T. Rowe Price Group, Inc.	65,800	5,512,066
Chemicals - 5.2%
Airgas, Inc.	123,250	13,785,512
Albemarle Corp.	90,420	5,731,724
FMC Corp. - Class A	201,750	15,224,055
Huntsman Corp.	332,000	8,167,200
Sherwin-Williams Co.	13,500	2,477,250
Sigma-Aldrich Corp. (A)	53,400	5,020,134
Commercial Banks - 6.0%
City National Corp. (A)	48,900	3,873,858
Cullen / Frost Bankers, Inc. (A)	16,000	1,190,880
Fifth Third Bancorp	350,800	7,377,324
First Republic Bank - Class A	57,000	2,983,950
Huntington Bancshares, Inc. - Class A	238,200	2,298,630
KeyCorp	796,300	10,686,346
M&T Bank Corp.	50,600	5,890,852
SunTrust Banks, Inc.	575,750	21,193,357
Zions Bancorporation	81,400	2,438,744
Commercial Services & Supplies - 1.3%
Tyco International, Ltd.	314,350	12,900,924
Communications Equipment - 0.2%
CommScope Holding Co., Inc. (A) (B)	117,000	2,213,640
Containers & Packaging - 2.6%
Ball Corp.	186,100	9,613,926
MeadWestvaco Corp.	197,200	7,282,596
Rock Tenn Co. - Class A	41,400	4,347,414
Silgan Holdings, Inc.	92,000	4,417,840
Distributors - 0.2%
Genuine Parts Co. (A)	28,100	2,337,639
Electric Utilities - 2.3%
Edison International	87,300	4,041,990
Northeast Utilities	218,900	9,279,171
Westar Energy, Inc. - Class A (A)	150,800	4,851,236
Xcel Energy, Inc.	157,764	4,407,926
Electrical Equipment - 1.5%
AMETEK, Inc. - Class A	98,050	5,164,294
Hubbell, Inc. - Class B	35,100	3,822,390
Regal Beloit Corp.	74,500	5,492,140
Electronic Equipment & Instruments - 1.5%
Amphenol Corp. - Class A	87,720	7,822,870
Arrow Electronics, Inc. (B)	130,600	7,085,050
Energy Equipment & Services - 1.8%
Cameron International Corp. (B)	163,250	9,718,272
Oceaneering International, Inc.	101,900	8,037,872

	Shares	Value
Food & Staples Retailing - 0.5%
Kroger Co.	114,000	$ 4,506,420
Food Products - 0.8%
Hershey Co.	83,890	8,156,625
Gas Utilities - 2.1%
EQT Corp.	47,020	4,221,456
National Fuel Gas Co.	40,500	2,891,700
Questar Corp.	572,581	13,163,637
Health Care Equipment & Supplies - 2.2%
CareFusion Corp. - Class A (B)	339,250	13,508,935
St. Jude Medical, Inc.	133,000	8,239,350
Health Care Providers & Services - 3.3%
AmerisourceBergen Corp. - Class A	73,100	5,139,661
Cardinal Health, Inc.	72,350	4,833,703
CIGNA Corp.	167,900	14,687,892
Henry Schein, Inc. (B)	26,500	3,027,890
Humana, Inc. - Class A	42,680	4,405,430
Hotels, Restaurants & Leisure - 2.3%
Darden Restaurants, Inc. (A)	20,199	1,098,220
Extended Stay America, Inc. (B)	15,800	414,908
Marriott International, Inc. - Class A	95,766	4,727,010
Starwood Hotels & Resorts Worldwide, Inc.	59,400	4,719,330
Wynn Resorts, Ltd.	38,850	7,545,058
Yum! Brands, Inc.	52,400	3,961,964
Household Durables - 3.0%
Jarden Corp. (B)	71,500	4,386,525
Mohawk Industries, Inc. (B)	102,550	15,269,695
Newell Rubbermaid, Inc.	303,800	9,846,158
Household Products - 0.4%
Energizer Holdings, Inc.	34,300	3,712,632
Industrial Conglomerates - 0.6%
Carlisle Cos., Inc.	78,379	6,223,293
Insurance - 5.7%
Alleghany Corp. (B)	8,374	3,349,265
Chubb Corp. - Class A	35,400	3,420,702
Hartford Financial Services Group, Inc.	397,850	14,414,106
Loews Corp.	177,000	8,538,480
Marsh & McLennan Cos., Inc.	187,700	9,077,172
Old Republic International Corp.	216,100	3,732,047
Unum Group	126,900	4,451,652
WR Berkley Corp.	90,700	3,935,473
XL Group PLC - Class A	134,400	4,279,296
Internet & Catalog Retail - 0.8%
Expedia, Inc.	97,750	6,809,265
TripAdvisor, Inc. (B)	13,450	1,114,064
Internet Software & Services - 1.0%
IAC/InterActiveCorp	138,200	9,492,958
IT Services - 2.2%
Jack Henry & Associates, Inc.	115,200	6,820,992
Teradata Corp. (B)	329,400	14,984,406
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc.	169,400	9,687,986
Machinery - 4.4%
Dover Corp.	99,650	9,620,211
IDEX Corp.	82,100	6,063,085
Pall Corp.	98,100	8,372,835
Pentair, Ltd.	144,540	11,226,422
Rexnord Corp. (A) (B)	95,900	2,590,259
Snap-on, Inc.	49,106	5,378,089

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Media - 2.5%
CBS Corp. - Class B	59,400	$ 3,786,156
Clear Channel Outdoor Holdings, Inc. - Class A	114,861	1,164,691
DISH Network Corp. - Class A (B)	119,700	6,933,024
Gannett Co., Inc.	108,700	3,215,346
Interpublic Group of Cos., Inc.	512,700	9,074,790
Multi-Utilities - 3.3%
CenterPoint Energy, Inc.	185,080	4,290,154
CMS Energy Corp.	173,700	4,649,949
NiSource, Inc. - Class B	400,500	13,168,440
Sempra Energy	66,800	5,995,968
Wisconsin Energy Corp. (A)	90,500	3,741,270
Multiline Retail - 2.4%
Family Dollar Stores, Inc.	71,300	4,632,361
Kohl’s Corp. (A)	134,860	7,653,305
Macy’s, Inc.	198,700	10,610,580
Oil, Gas & Consumable Fuels - 4.3%
Cameco Corp. - Class A (A)	542,050	11,258,378
Energen Corp.	71,821	5,081,336
PBF Energy, Inc. - Class A (A)	108,700	3,419,702
QEP Resources, Inc.	377,750	11,578,037
Southwestern Energy Co. (B)	54,100	2,127,753
Whiting Petroleum Corp. (B)	76,550	4,736,149
Williams Cos., Inc.	94,700	3,652,579
Pharmaceuticals - 2.1%
Hospira, Inc. (B)	217,620	8,983,354
Zoetis, Inc. - Class A	358,300	11,712,827
Professional Services - 2.8%
Dun & Bradstreet Corp. (A)	90,675	11,130,356
Equifax, Inc.	84,200	5,817,378
Nielsen Holdings NV	213,500	9,797,515
Real Estate Investment Trusts - 4.3%
American Campus Communities, Inc.	71,000	2,286,910
American Homes 4 Rent - Class A	145,200	2,352,240
AvalonBay Communities, Inc.	23,300	2,754,759
Brixmor Property Group, Inc.	59,700	1,213,701
HCP, Inc.	91,100	3,308,752
Kimco Realty Corp.	224,700	4,437,825
Rayonier, Inc.	56,500	2,378,650
Regency Centers Corp.	64,000	2,963,200
Taubman Centers, Inc.	108,500	6,935,320
Vornado Realty Trust - Class A	55,937	4,966,646
Weyerhaeuser Co.	266,600	8,416,562
Real Estate Management & Development - 0.3%
Brookfield Office Properties, Inc. (A)	168,000	3,234,000
Road & Rail - 0.7%
Hertz Global Holdings, Inc. (B)	252,450	7,225,119
Semiconductors & Semiconductor Equipment - 2.9%
Analog Devices, Inc. - Class A	135,240	6,887,773
KLA-Tencor Corp.	69,000	4,447,740
LSI Corp.	528,600	5,825,172
Microchip Technology, Inc. (A)	122,000	5,459,500
Xilinx, Inc.	128,800	5,914,496
Software - 2.9%
Citrix Systems, Inc. (B)	119,950	7,586,838
PTC, Inc. (B)	225,950	7,996,370
Synopsys, Inc. (B)	315,550	12,801,863

	Shares	Value
Specialty Retail - 3.5%
AutoZone, Inc. (B)	16,000	$ 7,647,040
Bed Bath & Beyond, Inc. (B)	48,400	3,886,520
Gap, Inc. - Class A	182,800	7,143,824
PetSmart, Inc. - Class A (A)	70,800	5,150,700
Tiffany & Co.	33,100	3,071,018
TJX Cos., Inc.	69,400	4,422,862
Williams-Sonoma, Inc. - Class A	38,267	2,230,201
Textiles, Apparel & Luxury Goods - 1.9%
PVH Corp.	118,900	16,172,778
V.F. Corp.	34,400	2,144,496
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	130,700	1,232,501
Trading Companies & Distributors - 1.6%
MSC Industrial Direct Co., Inc. - Class A	194,500	15,729,215
Water Utilities - 1.1%
American Water Works Co., Inc.	245,150	10,360,039

Total Common Stocks (cost $708,979,938)		956,241,096

SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	61,362,203	61,362,203

Total Securities Lending Collateral (cost $61,362,203)		61,362,203

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $22,506,127 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 3.50%, due 09/15/2040 - 10/15/2040, and with a total value of $22,962,579.	$ 22,506,114	22,506,114

Total Repurchase Agreement (cost $22,506,114)		22,506,114

Total Investment Securities (cost $792,848,255) (D)		1,040,109,413
Other Assets and Liabilities - Net - (6.7)%		(65,028,249)

Net Assets - 100.0%		$ 975,081,164

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$956,241,096	$—	$—	$956,241,096
Securities Lending Collateral	61,362,203	—	—	61,362,203
Repurchase Agreement	—	22,506,114	—	22,506,114
Total Investment Securities	$1,017,603,299	$22,506,114	$—	$1,040,109,413

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $60,010,434. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $795,380,864. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $249,720,413 and $4,991,864, respectively. Net unrealized appreciation for tax purposes is $244,728,549.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 4.8%
Rockwell Collins, Inc. (A)	50,876	$ 3,760,754
Teledyne Technologies, Inc. (B)	37,574	3,451,548
Auto Components - 2.8%
Tenneco, Inc. (B)	73,746	4,171,811
Biotechnology - 7.0%
BioMarin Pharmaceutical, Inc. (B)	68,108	4,785,949
United Therapeutics Corp. (A) (B)	50,726	5,736,096
Chemicals - 3.7%
Axiall Corp. (A)	47,635	2,259,804
RPM International, Inc.	79,921	3,317,521
Commercial Banks - 2.5%
Comerica, Inc. - Class A (A)	78,726	3,742,634
Commercial Services & Supplies - 2.2%
Stericycle, Inc. (A) (B)	28,863	3,353,015
Containers & Packaging - 1.8%
Rock Tenn Co. - Class A	25,480	2,675,655
Electrical Equipment - 2.7%
AMETEK, Inc. - Class A (A)	77,755	4,095,356
Electronic Equipment & Instruments - 3.3%
Trimble Navigation, Ltd. (A) (B)	142,466	4,943,570
Food & Staples Retailing - 3.5%
Casey’s General Stores, Inc. (A)	38,465	2,702,166
Fresh Market, Inc. (A) (B)	64,542	2,613,951
Food Products - 1.9%
McCormick & Co., Inc. (A)	40,840	2,814,693
Gas Utilities - 1.5%
EQT Corp.	25,706	2,307,885
Health Care Equipment & Supplies - 7.2%
Alere, Inc. (A) (B)	97,024	3,512,269
Align Technology, Inc. (B)	79,801	4,560,627
Cyberonics, Inc. (B)	41,107	2,692,919
Hotels, Restaurants & Leisure - 2.7%
Cheesecake Factory, Inc. (A)	84,250	4,066,747
Household Durables - 3.1%
Whirlpool Corp. (A)	29,469	4,622,507
Insurance - 2.3%
CNO Financial Group, Inc.	193,394	3,421,140
IT Services - 2.5%
NeuStar, Inc. - Class A (A) (B)	74,807	3,729,877
Machinery - 2.7%
Stanley Black & Decker, Inc. (A)	50,478	4,073,070
Media - 1.6%
Scripps Networks Interactive, Inc. - Class A (A)	27,036	2,336,181
Oil, Gas & Consumable Fuels - 4.5%
Cimarex Energy Co.	43,423	4,555,507
Energen Corp.	30,903	2,186,387

	Shares	Value
Professional Services - 2.3%
Equifax, Inc. (A)	49,623	$ 3,428,453
Real Estate Investment Trusts - 1.7%
Colony Financial, Inc. (A)	127,291	2,582,734
Semiconductors & Semiconductor Equipment - 4.8%
KLA-Tencor Corp.	45,449	2,929,643
Synaptics, Inc. (A) (B)	82,130	4,255,155
Software - 7.1%
PTC, Inc. (B)	164,609	5,825,512
Solera Holdings, Inc. (A)	67,429	4,771,276
Specialty Retail - 12.3%
Dick’s Sporting Goods, Inc. (A)	65,823	3,824,316
DSW, Inc. - Class A (A)	79,075	3,378,875
Murphy USA, Inc. (A) (B)	70,199	2,917,471
Sally Beauty Holdings, Inc. (A) (B)	125,921	3,806,592
Williams-Sonoma, Inc. - Class A (A)	78,144	4,554,232
Textiles, Apparel & Luxury Goods - 2.5%
Under Armour, Inc. - Class A (A) (B)	43,822	3,825,661
Trading Companies & Distributors - 2.2%
Air Lease Corp. - Class A	107,209	3,332,056
Wireless Telecommunication Services - 1.4%
Telephone & Data Systems, Inc.	84,086	2,167,737

Total Common Stocks (cost $127,569,279)		148,089,352

SECURITIES LENDING COLLATERAL - 25.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	38,314,340	38,314,340

Total Securities Lending Collateral (cost $38,314,340)		38,314,340

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $2,076,219 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $2,119,596.	$ 2,076,218	2,076,218

Total Repurchase Agreement (cost $2,076,218)		2,076,218

Total Investment Securities (cost $167,959,837) (D)		188,479,910
Other Assets and Liabilities - Net - (25.5)%		(38,336,848)

Net Assets - 100.0%		$ 150,143,062

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$148,089,352	$—	$—	$148,089,352
Securities Lending Collateral	38,314,340	—	—	38,314,340
Repurchase Agreement	—	2,076,218	—	2,076,218
Total Investment Securities	$186,403,692	$2,076,218	$—	$188,479,910

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $37,487,131. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $167,990,268. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $21,619,008 and $1,129,366, respectively. Net unrealized appreciation for tax purposes is $20,489,642.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 1.4%
Cubic Corp. (A)	22,300	$ 1,174,318
Air Freight & Logistics - 2.4%
Atlas Air Worldwide Holdings, Inc. (A) (B)	26,900	1,106,935
UTi Worldwide, Inc. (A)	49,000	860,440
Capital Markets - 0.5%
Solar Capital, Ltd. (A)	18,670	421,008
Chemicals - 4.7%
Innospec, Inc.	23,000	1,063,060
Koppers Holdings, Inc.	18,900	864,675
Sensient Technologies Corp.	17,700	858,804
Zep, Inc. (A)	59,400	1,078,704
Commercial Banks - 11.1%
First Busey Corp. - Class B (A)	110,230	639,334
First Midwest Bancorp, Inc. (A)	78,900	1,383,117
First Niagara Financial Group, Inc.	80,110	850,768
Flushing Financial Corp. - Class A (A)	38,133	789,353
Hancock Holding Co.	22,000	806,960
International Bancshares Corp. (A)	58,200	1,535,898
MB Financial, Inc. (A)	33,500	1,075,015
Webster Financial Corp. (A)	51,600	1,608,888
Westamerica Bancorporation (A)	7,310	412,723
Commercial Services & Supplies - 7.5%
ACCO Brands Corp. (A) (B)	138,500	930,720
G&K Services, Inc. - Class A (A)	30,700	1,910,461
SP Plus Corp. (A) (B)	55,000	1,432,200
United Stationers, Inc. (A)	41,630	1,910,401
Computers & Peripherals - 1.5%
Diebold, Inc. (A)	38,100	1,257,681
Containers & Packaging - 0.8%
Greif, Inc. - Class A (A)	13,300	696,920
Diversified Consumer Services - 1.8%
Matthews International Corp. - Class A (A)	34,000	1,448,740
Electric Utilities - 1.2%
UNS Energy Corp. (A)	16,000	957,600
Electronic Equipment & Instruments - 7.1%
Belden, Inc. (A)	42,100	2,965,945
Coherent, Inc. (A) (B)	12,600	937,314
MTS Systems Corp. (A)	10,232	729,030
ScanSource, Inc. (B)	28,200	1,196,526
Energy Equipment & Services - 2.4%
Era Group, Inc. (A) (B)	27,640	852,970
SEACOR Holdings, Inc. (A) (B)	12,540	1,143,648
Food & Staples Retailing - 1.5%
Casey’s General Stores, Inc. (A)	17,100	1,201,275
Food Products - 0.9%
Post Holdings, Inc. (A) (B)	14,600	719,342
Gas Utilities - 3.2%
Atmos Energy Corp. (A)	22,900	1,040,118
Laclede Group, Inc. (A)	13,500	614,790
New Jersey Resources Corp. (A)	7,900	365,296
WGL Holdings, Inc. (A)	16,300	652,978
Health Care Equipment & Supplies - 2.9%
Haemonetics Corp. (A) (B)	4,200	176,946
ICU Medical, Inc. - Class B (A) (B)	18,600	1,185,006
STERIS Corp. (A)	21,600	1,037,880
Health Care Providers & Services - 3.3%
Amsurg Corp. - Class A (B)	40,100	1,841,392
Corvel Corp. (B)	17,900	835,930

	Shares	Value
Health Care Technology - 1.2%
Allscripts Healthcare Solutions, Inc. (A) (B)	61,300	$947,698
Hotels, Restaurants & Leisure - 2.3%
CEC Entertainment, Inc. (A)	36,400	1,611,792
Choice Hotels International, Inc. (A)	4,960	243,586
Household Durables - 2.4%
Helen of Troy, Ltd. (A) (B)	39,135	1,937,574
Insurance - 4.7%
AMERISAFE, Inc. (A)	17,900	756,096
Assured Guaranty, Ltd. (A)	38,900	917,651
Platinum Underwriters Holdings, Ltd.	13,600	833,408
Primerica, Inc.	32,600	1,398,866
IT Services - 2.4%
Forrester Research, Inc. (A)	32,220	1,232,737
MAXIMUS, Inc. - Class A	17,700	778,623
Life Sciences Tools & Services - 4.0%
Charles River Laboratories International, Inc. (A) (B)	41,600	2,206,464
ICON PLC (B)	27,300	1,103,193
Machinery - 5.9%
Albany International Corp. - Class A (A)	45,000	1,616,850
ESCO Technologies, Inc.	30,500	1,044,930
Luxfer Holdings PLC - ADR	7,600	158,536
Mueller Industries, Inc.	32,800	2,066,728
Multiline Retail - 1.7%
Fred’s, Inc. - Class A (A)	75,700	1,401,964
Office Electronics - 1.3%
Zebra Technologies Corp. - Class A (B)	20,000	1,081,600
Oil, Gas & Consumable Fuels - 3.4%
Diamondback Energy, Inc. (B)	17,300	914,478
Scorpio Tankers, Inc.	162,600	1,917,054
Paper & Forest Products - 1.3%
Deltic Timber Corp. (A)	16,340	1,110,140
Real Estate Investment Trusts - 3.6%
Campus Crest Communities, Inc. (A)	83,400	784,794
DiamondRock Hospitality Co. (A)	65,600	757,680
Education Realty Trust, Inc.	80,300	708,246
Summit Hotel Properties, Inc.	74,500	670,500
Semiconductors & Semiconductor Equipment - 0.4%
Micrel, Inc. (A)	31,497	310,875
Software - 1.1%
Verint Systems, Inc. (B)	20,400	875,976
Specialty Retail - 5.5%
Ascena Retail Group, Inc. - Class B (B)	78,300	1,656,828
Cato Corp. - Class A (A)	55,870	1,776,666
Stage Stores, Inc. (A)	47,700	1,059,894
Thrifts & Mortgage Finance - 1.6%
Northwest Bancshares, Inc. (A)	89,000	1,315,420
Trading Companies & Distributors - 1.7%
GATX Corp. (A)	27,500	1,434,675

Total Common Stocks (cost $52,928,950)		81,202,631

SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	21,105,684	21,105,684

Total Securities Lending Collateral (cost $21,105,684)		21,105,684

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $1,094,007 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $1,117,204.	$1,094,007	$1,094,007

Total Repurchase Agreement (cost $1,094,007)		1,094,007

Total Investment Securities (cost $75,128,641) (D)		103,402,322
Other Assets and Liabilities - Net - (25.6)%		(21,104,780)

Net Assets - 100.0%		$82,297,542

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$81,202,631	$—	$—	$81,202,631
Securities Lending Collateral	21,105,684	—	—	21,105,684
Repurchase Agreement	—	1,094,007	—	1,094,007
Total Investment Securities	$102,308,315	$1,094,007	$—	$103,402,322

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $20,590,104. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $75,300,553. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $28,377,809 and $276,040, respectively. Net unrealized appreciation for tax purposes is $28,101,769.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 1.0%
AAR Corp. (A)	36,881	$ 1,033,037
American Science & Engineering, Inc.	16,175	1,163,144
Ducommun, Inc. (A) (B)	43,195	1,287,643
Air Freight & Logistics - 0.3%
Pacer International, Inc. (B)	132,505	1,094,491
Airlines - 1.0%
JetBlue Airways Corp. (A) (B)	135,345	1,157,200
Republic Airways Holdings, Inc. (A) (B)	107,077	1,144,653
SkyWest, Inc.	71,805	1,064,868
Auto Components - 0.7%
Stoneridge, Inc. (A) (B)	89,211	1,137,440
Tower International, Inc. (B)	52,475	1,122,965
Automobiles - 0.3%
Thor Industries, Inc. (A)	21,230	1,172,533
Biotechnology - 1.3%
Geron Corp. (A) (B)	207,705	984,522
Myriad Genetics, Inc. (A) (B)	45,211	948,527
PDL Biopharma, Inc. (A)	133,237	1,124,520
Repligen Corp. (A) (B)	85,970	1,172,631
Building Products - 0.4%
Simpson Manufacturing Co., Inc.	32,420	1,190,787
Capital Markets - 2.5%
Cowen Group, Inc. - Class A (B)	302,720	1,183,635
FBR & Co. (B)	40,320	1,063,642
Fortress Investment Group LLC - Class A	140,646	1,203,930
Janus Capital Group, Inc. (A)	105,198	1,301,299
Och-Ziff Capital Management Group LLC - Class A	81,304	1,203,299
Prospect Capital Corp. (A)	102,265	1,147,413
Stifel Financial Corp. (A) (B)	25,460	1,220,043
Chemicals - 1.8%
A. Schulman, Inc.	33,636	1,186,005
FutureFuel Corp. (A)	73,010	1,153,558
Koppers Holdings, Inc.	24,423	1,117,352
Minerals Technologies, Inc.	20,399	1,225,368
Olin Corp. (A)	43,195	1,246,176
Commercial Banks - 4.7%
BankUnited, Inc. (A)	35,825	1,179,359
Cathay General Bancorp (A)	44,770	1,196,702
Central Pacific Financial Corp.	58,825	1,181,206
Chemical Financial Corp. (A)	36,660	1,161,022
CVB Financial Corp. (A)	71,495	1,220,420
First Interstate Bancsystem, Inc. - Class A	45,761	1,298,240
First Merchants Corp. (A)	55,192	1,256,170
Glacier Bancorp, Inc. (A)	41,130	1,225,263
Hanmi Financial Corp. - Basis B (A)	57,170	1,251,451
Lakeland Financial Corp. (A)	32,590	1,271,010
Sandy Spring Bancorp, Inc. (A)	40,680	1,146,769
United Community Banks, Inc. (A) (B)	64,635	1,147,271
Wilshire Bancorp, Inc. (A)	111,265	1,216,126
Commercial Services & Supplies - 2.5%
ABM Industries, Inc.	42,630	1,218,792
ARC Document Solutions, Inc. - Class A (B)	140,175	1,152,239
Consolidated Graphics, Inc. (B)	17,400	1,173,456
R.R. Donnelley & Sons Co. (A)	59,011	1,196,743
Steelcase, Inc. - Class A	70,635	1,120,271
United Stationers, Inc. (A)	26,880	1,233,523
Viad Corp. (A)	43,925	1,220,236

	Shares	Value
Communications Equipment - 2.5%
AudioCodes, Ltd. (B)	181,250	$ 1,292,313
BlackBerry, Ltd. (A) (B)	180,670	1,345,991
Brocade Communications Systems, Inc. (B)	140,751	1,248,461
Comtech Telecommunications Corp.	36,669	1,155,807
Emulex Corp. (A) (B)	155,710	1,114,884
Harmonic, Inc. (B)	142,508	1,051,709
Polycom, Inc. (A) (B)	107,697	1,209,437
Computers & Peripherals - 1.4%
Lexmark International, Inc. - Class A (A)	30,061	1,067,767
Logitech International SA (A)	99,495	1,362,086
QLogic Corp. (B)	98,185	1,161,528
Super Micro Computer, Inc. (B)	70,610	1,211,668
Construction & Engineering - 1.4%
AECOM Technology Corp. (B)	36,226	1,066,131
Comfort Systems USA, Inc. - Class A	57,085	1,106,878
Pike Corp. (A) (B)	111,591	1,179,517
Tutor Perini Corp. (B)	48,608	1,278,391
Consumer Finance - 0.3%
Nelnet, Inc. - Class A	26,520	1,117,553
Containers & Packaging - 1.8%
Graphic Packaging Holding Co. (B)	123,993	1,190,333
Greif, Inc. - Class A (A)	20,484	1,073,362
Myers Industries, Inc. (A)	60,625	1,280,400
Silgan Holdings, Inc. (A)	24,005	1,152,720
Sonoco Products Co. (A)	29,899	1,247,386
Diversified Consumer Services - 2.3%
American Public Education, Inc. (B)	24,875	1,081,316
Apollo Education Group, Inc. - Class A (B)	41,412	1,131,376
Capella Education Co. (A)	17,728	1,177,848
DeVry Education Group, Inc. (A)	30,776	1,092,548
ITT Educational Services, Inc. (A) (B)	28,080	942,927
K12, Inc. (A) (B)	60,737	1,321,030
Strayer Education, Inc. (A) (B)	31,854	1,098,007
Diversified Financial Services - 0.3%
Gain Capital Holdings, Inc. - Class A (A)	123,050	924,106
Diversified Telecommunication Services - 1.0%
IDT Corp. - Class B	51,498	920,269
Inteliquent, Inc.	104,690	1,195,560
Vonage Holdings Corp. (B)	331,515	1,103,945
Electric Utilities - 1.0%
Hawaiian Electric Industries, Inc. (A)	41,503	1,081,568
IDACORP, Inc. (A)	21,935	1,137,110
UIL Holdings Corp. (A)	29,614	1,147,543
Electrical Equipment - 0.4%
Brady Corp. - Class A	38,910	1,203,486
Electronic Equipment & Instruments - 3.5%
AVX Corp. (A)	87,898	1,224,419
Benchmark Electronics, Inc. (B)	48,475	1,118,803
Celestica, Inc. (B)	104,150	1,083,160
Daktronics, Inc.	75,630	1,185,878
Insight Enterprises, Inc. (B)	46,497	1,055,947
Nam Tai Electronics, Inc. (A)	150,168	1,072,200
Orbotech, Ltd. (B)	82,900	1,120,808
Plexus Corp. (A) (B)	29,465	1,275,540
Sanmina Corp. (A) (B)	76,340	1,274,878
ScanSource, Inc. (A) (B)	26,550	1,126,516
Energy Equipment & Services - 3.6%
Bristow Group, Inc. (A)	14,465	1,085,743
Exterran Holdings, Inc. (A) (B)	34,555	1,181,781

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Energy Equipment & Services (continued)
Hercules Offshore, Inc. (A) (B)	159,818	$ 1,043,612
Matrix Service Co. (B)	53,899	1,318,908
Newpark Resources, Inc. (A) (B)	91,542	1,125,051
Parker Drilling Co. (A) (B)	142,277	1,156,712
Patterson-UTI Energy, Inc. (A)	47,405	1,200,295
Pioneer Energy Services Corp. (A) (B)	155,075	1,242,151
Tesco Corp. - Class B (B)	69,791	1,380,466
Unit Corp. (A) (B)	22,770	1,175,387
Food & Staples Retailing - 1.1%
Andersons, Inc. (A)	13,145	1,172,140
Roundy’s, Inc. (A)	127,170	1,253,896
Spartan Stores, Inc.	49,300	1,197,004
Food Products - 1.7%
Chiquita Brands International, Inc. (A) (B)	100,820	1,179,594
Dean Foods Co. (A) (B)	62,164	1,068,599
Omega Protein Corp. (B)	87,895	1,080,230
Pilgrim’s Pride Corp. (A) (B)	69,025	1,121,656
Sanderson Farms, Inc. (A)	18,122	1,310,764
Health Care Equipment & Supplies - 3.8%
Alere, Inc. (B)	34,885	1,262,837
Anika Therapeutics, Inc. (B)	30,605	1,167,887
Conmed Corp.	29,000	1,232,500
Hill-Rom Holdings, Inc. (A)	28,287	1,169,385
ICU Medical, Inc. - Class B (B)	17,975	1,145,187
Masimo Corp. (A) (B)	41,232	1,205,211
Meridian Bioscience, Inc. (A)	45,870	1,216,931
Natus Medical, Inc. (B)	51,435	1,157,288
NuVasive, Inc. (B)	35,151	1,136,432
PhotoMedex, Inc. (A) (B)	81,794	1,059,232
Thoratec Corp. (A) (B)	28,600	1,046,760
Health Care Providers & Services - 6.3%
Addus HomeCare Corp. (A) (B)	39,525	887,336
Alliance HealthCare Services, Inc. (B)	37,000	915,380
Amedisys, Inc. (A) (B)	71,400	1,044,582
AMN Healthcare Services, Inc. (B)	91,615	1,346,740
Amsurg Corp. - Class A (A) (B)	24,655	1,132,158
BioTelemetry, Inc. (B)	120,175	954,190
Centene Corp. (B)	18,670	1,100,597
Chemed Corp. (A)	15,177	1,162,862
Gentiva Health Services, Inc. (A) (B)	94,724	1,175,525
Health Net, Inc. (B)	37,940	1,125,680
Kindred Healthcare, Inc. (A)	63,165	1,246,877
LifePoint Hospitals, Inc. (B)	23,890	1,262,348
Magellan Health Services, Inc. (B)	18,780	1,125,110
Owens & Minor, Inc. (A)	29,899	1,093,107
PharMerica Corp. (A) (B)	54,619	1,174,308
Providence Service Corp. (B)	38,411	987,931
Triple-S Management Corp. - Class B (B)	58,767	1,142,430
VCA Antech, Inc. (B)	38,140	1,196,070
WellCare Health Plans, Inc. (B)	15,410	1,085,172
Health Care Technology - 0.7%
MedAssets, Inc. (B)	53,664	1,064,157
Omnicell, Inc. (B)	48,081	1,227,508
Hotels, Restaurants & Leisure - 2.5%
CEC Entertainment, Inc. (A)	24,455	1,082,867
International Speedway Corp. - Class A (A)	34,065	1,208,967
Jack in the Box, Inc. (B)	24,195	1,210,234
Marriott Vacations Worldwide Corp. (B)	22,140	1,168,106
Monarch Casino & Resort, Inc. (A) (B)	65,415	1,313,533

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Ruth’s Hospitality Group, Inc.	82,843	$ 1,177,199
Wendy’s Co. (A)	131,830	1,149,558
Household Durables - 0.4%
Ethan Allen Interiors, Inc. (A)	40,535	1,233,075
Insurance - 2.5%
American Equity Investment Life Holding Co. (A)	47,110	1,242,762
Argo Group International Holdings, Ltd.	24,250	1,127,382
Aspen Insurance Holdings, Ltd.	30,180	1,246,736
Hanover Insurance Group, Inc. (A)	18,960	1,132,101
Navigators Group, Inc. (A) (B)	17,785	1,123,301
Platinum Underwriters Holdings, Ltd.	18,345	1,124,182
Protective Life Corp. (A)	25,173	1,275,264
Internet & Catalog Retail - 0.6%
NutriSystem, Inc.	59,345	975,632
PetMed Express, Inc. (A)	71,529	1,189,527
Internet Software & Services - 0.8%
IntraLinks Holdings, Inc. (B)	106,475	1,289,412
Perion Network, Ltd. (A) (B)	114,743	1,387,243
IT Services - 3.9%
CACI International, Inc. - Class A (A) (B)	16,755	1,226,801
Convergys Corp. (A)	55,925	1,177,222
CSG Systems International, Inc. (A)	41,733	1,226,950
DST Systems, Inc.	13,600	1,234,064
Euronet Worldwide, Inc. (A) (B)	25,608	1,225,343
ExlService Holdings, Inc. (A) (B)	44,460	1,227,985
Global Cash Access Holdings, Inc. (B)	120,195	1,200,748
Lionbridge Technologies, Inc. (B)	196,250	1,169,650
ManTech International Corp. - Class A (A)	40,872	1,223,299
Sykes Enterprises, Inc. (A) (B)	53,263	1,161,666
TeleTech Holdings, Inc. (A) (B)	44,065	1,054,916
Life Sciences Tools & Services - 1.4%
Affymetrix, Inc. (A) (B)	139,320	1,193,972
Albany Molecular Research, Inc. (A) (B)	105,296	1,061,384
Charles River Laboratories International, Inc. (B)	23,925	1,268,982
ICON PLC (B)	30,555	1,234,728
Machinery - 2.2%
Altra Industrial Motion Corp. (A)	38,465	1,316,272
Briggs & Stratton Corp. (A)	60,415	1,314,631
Greenbrier Cos., Inc. (A) (B)	36,551	1,200,335
ITT Corp.	28,300	1,228,786
NN, Inc.	58,795	1,187,071
Wabash National Corp. (A) (B)	96,380	1,190,293
Marine - 1.2%
Matson, Inc. (A)	47,110	1,230,042
Navios Maritime Holdings, Inc.	132,782	1,481,847
Seaspan Corp. - Class A	52,060	1,194,777
Media - 1.0%
Digital Generation, Inc. (A) (B)	93,074	1,186,693
Entravision Communications Corp. - Class A (A)	169,522	1,032,389
Harte-Hanks, Inc. (A)	134,150	1,049,053
Metals & Mining - 1.5%
Commercial Metals Co. (A)	57,984	1,178,815
Materion Corp.	38,817	1,197,504
Steel Dynamics, Inc. (A)	63,750	1,245,675
U.S. Steel Corp. (A)	42,063	1,240,859
Multi-Utilities - 0.7%
Avista Corp. (A)	41,375	1,166,361
Vectren Corp.	30,066	1,067,343

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Multiline Retail - 0.7%
Big Lots, Inc. (A) (B)	32,128	$ 1,037,413
Fred’s, Inc. - Class A (A)	64,550	1,195,466
Office Electronics - 0.4%
Zebra Technologies Corp. - Class A (B)	22,075	1,193,816
Oil, Gas & Consumable Fuels - 5.4%
Alon USA Energy, Inc. (A)	82,538	1,365,179
Alpha Natural Resources, Inc. (A) (B)	174,910	1,248,857
Arch Coal, Inc. (A)	283,240	1,260,418
Cloud Peak Energy, Inc. (A) (B)	66,140	1,190,520
Comstock Resources, Inc. (A)	63,855	1,167,908
EPL Oil & Gas, Inc. (A) (B)	39,660	1,130,310
Gran Tierra Energy, Inc. (A) (B)	155,855	1,139,300
Green Plains Renewable Energy, Inc. (A)	66,331	1,286,158
Knightsbridge Tankers, Ltd.	143,900	1,322,441
Pengrowth Energy Corp. (A)	185,740	1,151,588
Renewable Energy Group, Inc. (A) (B)	100,905	1,156,371
REX American Resources Corp. - Class A (B)	24,945	1,115,291
Stone Energy Corp. (B)	34,480	1,192,663
Warren Resources, Inc. (A) (B)	363,655	1,141,877
Western Refining, Inc. (A)	30,640	1,299,443
Paper & Forest Products - 1.1%
Domtar Corp.	12,868	1,213,967
Neenah Paper, Inc.	27,500	1,176,175
Schweitzer-Mauduit International, Inc.	22,606	1,163,531
Personal Products - 0.3%
USANA Health Sciences, Inc. (A) (B)	14,744	1,114,351
Pharmaceuticals - 1.0%
Cadence Pharmaceuticals, Inc. - Class A (A) (B)	113,710	1,029,075
Pozen, Inc. (A) (B)	142,995	1,149,680
Questcor Pharmaceuticals, Inc. (A)	19,755	1,075,660
Professional Services - 2.8%
Barrett Business Services, Inc.	13,610	1,262,191
CBIZ, Inc. (A) (B)	130,830	1,193,170
FTI Consulting, Inc. (A) (B)	25,380	1,044,133
ICF International, Inc. (A) (B)	32,687	1,134,566
Insperity, Inc.	33,606	1,214,185
Kelly Services, Inc. - Class A (A)	49,443	1,233,109
Navigant Consulting, Inc. (A) (B)	61,527	1,181,318
RPX Corp. - Class A (B)	69,660	1,177,254
Real Estate Investment Trusts - 6.3%
Agree Realty Corp.	40,050	1,162,251
ARMOUR Residential REIT, Inc.	301,120	1,207,491
Brandywine Realty Trust (A)	79,746	1,123,621
Capstead Mortgage Corp. (A)	94,070	1,136,366
CBL & Associates Properties, Inc.	63,945	1,148,452
Cedar Realty Trust, Inc. (A)	193,947	1,214,108
Corporate Office Properties Trust	47,737	1,130,890
DuPont Fabros Technology, Inc. (A)	49,404	1,220,773
EPR Properties (A)	21,130	1,038,751
Franklin Street Properties Corp.	89,571	1,070,373
Home Properties, Inc.	18,640	999,477
Inland Real Estate Corp. (A)	106,489	1,120,264
Investors Real Estate Trust	123,407	1,058,832
Mack-Cali Realty Corp.	52,103	1,119,172
Omega Healthcare Investors, Inc.	33,765	1,006,197
Piedmont Office Realty Trust, Inc. - Class A (A)	69,195	1,143,101
Resource Capital Corp. (A)	193,577	1,147,912
Two Harbors Investment Corp.	125,220	1,162,042
Winthrop Realty Trust	90,985	1,005,384

	Shares	Value
Road & Rail - 1.7%
Arkansas Best Corp. (A)	33,095	$ 1,114,640
Con-way, Inc. (A)	26,030	1,033,651
Marten Transport, Ltd.	65,408	1,320,588
USA Truck, Inc. (A) (B)	81,475	1,090,135
Werner Enterprises, Inc. (A)	46,995	1,162,186
Semiconductors & Semiconductor Equipment - 2.9%
Cabot Microelectronics Corp. - Class A (A) (B)	26,344	1,203,921
Cirrus Logic, Inc. (A) (B)	56,045	1,144,999
Entropic Communications, Inc. (A) (B)	237,630	1,119,237
International Rectifier Corp. (A) (B)	49,945	1,302,066
Intersil Corp. - Class A	108,610	1,245,757
Lattice Semiconductor Corp. (B)	204,720	1,128,007
MKS Instruments, Inc. (A)	39,425	1,180,385
Silicon Image, Inc. (B)	225,252	1,385,300
Software - 0.3%
Rovi Corp. (B)	58,172	1,145,407
Specialty Retail - 4.5%
Aaron’s, Inc. (A)	39,460	1,160,124
ANN, Inc. (A) (B)	33,675	1,231,158
Big 5 Sporting Goods Corp.	63,411	1,256,806
Brown Shoe Co., Inc. (A)	46,505	1,308,651
Children’s Place Retail Stores, Inc. (A) (B)	21,440	1,221,437
Christopher & Banks Corp. (B)	139,465	1,191,031
Destination Maternity Corp. (A)	37,405	1,117,661
Guess?, Inc. (A)	33,466	1,039,788
Haverty Furniture Cos., Inc.	40,010	1,252,313
hhgregg, Inc. (A) (B)	80,268	1,121,344
Kirkland’s, Inc. (A) (B)	45,025	1,065,742
Office Depot, Inc. (A) (B)	202,530	1,071,384
RadioShack Corp. (A) (B)	397,320	1,033,032
Textiles, Apparel & Luxury Goods - 0.3%
Unifi, Inc. (B)	42,695	1,163,012
Thrifts & Mortgage Finance - 1.0%
Home Loan Servicing Solutions, Ltd.	47,880	1,099,804
Northfield Bancorp, Inc. (A)	88,580	1,169,256
Washington Federal, Inc.	49,860	1,161,239
Trading Companies & Distributors - 0.7%
Applied Industrial Technologies, Inc.	22,020	1,080,962
Watsco, Inc.	12,320	1,183,459

Total Common Stocks (cost $293,047,528)		326,602,627

MASTER LIMITED PARTNERSHIP - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Alliance Resource Partners, LP	15,275	1,176,175

Total Master Limited Partnership (cost $1,155,749)		1,176,175

SECURITIES LENDING COLLATERAL - 25.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	85,853,018	85,853,018

Total Securities Lending Collateral (cost $85,853,018)		85,853,018

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

Principal	Value
REPURCHASE AGREEMENT - 1.9%

State Street Bank & Trust Co.
0.01% (C), dated 12/31/2013, to be repurchased at $6,304,837 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $6,433,857.

$ 6,304,834	$ 6,304,834

Total Repurchase Agreement (cost $6,304,834)	6,304,834

Total Investment Securities (cost $386,361,129) (D)	419,936,654
Other Assets and Liabilities - Net - (25.7)%	(85,755,050)

Net Assets - 100.0%	$ 334,181,604

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$326,602,627	$—	$—	$326,602,627
Master Limited Partnership	1,176,175	—	—	1,176,175
Securities Lending Collateral	85,853,018	—	—	85,853,018
Repurchase Agreement	—	6,304,834	—	6,304,834
Total Investment Securities	$413,631,820	$6,304,834	$—	$419,936,654

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at December 31, 2012	Purchases	Sales (F)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3 (G)	Transfers out of Level 3	Ending Balance at December 31, 2013 (H)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at December 31, 2013
Common Stocks	$—	$—	$0	$—	$—	$—	$0	$—	$—	$—

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $83,459,379. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $386,674,539. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $40,107,147 and $6,845,032, respectively. Net unrealized appreciation for tax purposes is $33,262,115.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
(F)	Sales include all sales of securities, maturities, paydowns and securities tendered in a corporate action.
(G)	Transferred into Level 3 because of unavailability of observable inputs.
(H)	Level 3 securities were not considered significant to the portfolio.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
COMMON STOCKS - 98.0%
Aerospace & Defense - 1.1%
Triumph Group, Inc. (A)	10,340	$ 786,564
Auto Components - 0.9%
Dorman Products, Inc. (A) (B)	11,562	648,281
Commercial Banks - 12.0%
Bank of the Ozarks, Inc. (A)	27,713	1,568,279
Home Bancshares, Inc. (A)	23,270	869,135
Iberiabank Corp. (A)	25,530	1,604,560
PrivateBancorp, Inc. - Class A (A)	82,616	2,390,081
SVB Financial Group (B)	8,640	905,990
Texas Capital Bancshares, Inc. (A) (B)	23,480	1,460,456
Commercial Services & Supplies - 2.9%
Healthcare Services Group Inc. (A)	75,260	2,135,126
Communications Equipment - 2.4%
Aruba Networks, Inc. (A) (B)	62,330	1,115,707
Procera Networks, Inc. (A) (B)	41,476	622,970
Diversified Financial Services - 1.9%
MarketAxess Holdings, Inc. (A)	20,460	1,368,160
Electrical Equipment - 3.0%
EnerSys, Inc. (A)	31,660	2,219,049
Electronic Equipment & Instruments - 1.8%
InvenSense, Inc. - Class A (A) (B)	63,360	1,316,621
Energy Equipment & Services - 1.2%
Pacific Drilling SA (B)	78,379	898,223
Food Products - 2.5%
Annie’s, Inc. (A) (B)	14,810	637,422
TreeHouse Foods, Inc. (A) (B)	17,468	1,203,895
Health Care Equipment & Supplies - 2.4%
Cantel Medical Corp. (A)	28,401	963,078
Neogen Corp. (A) (B)	17,517	800,527
Health Care Providers & Services - 4.5%
Air Methods Corp. (A) (B)	28,130	1,640,823
Centene Corp. (B)	27,560	1,624,662
Health Care Technology - 2.2%
Medidata Solutions, Inc. (A) (B)	26,660	1,614,796
Hotels, Restaurants & Leisure - 5.7%
Krispy Kreme Doughnuts, Inc. (A) (B)	72,480	1,398,139
Red Robin Gourmet Burgers, Inc. (A) (B)	19,140	1,407,555
Sonic Corp. (A) (B)	67,140	1,355,557
Household Durables - 0.7%
Meritage Homes Corp. (B)	9,829	471,694
Insurance - 1.5%
Hilltop Holdings, Inc. (B)	47,850	1,106,771
Internet Software & Services - 4.7%
Envestnet, Inc. (B)	25,390	1,023,217
OpenTable, Inc. (A) (B)	15,229	1,208,726
SPS Commerce, Inc. (A) (B)	18,830	1,229,599
IT Services - 3.8%
MAXIMUS, Inc. - Class A	62,380	2,744,096
Life Sciences Tools & Services - 3.4%
ICON PLC (B)	29,480	1,191,287
PAREXEL International Corp. (B)	28,790	1,300,732
Machinery - 1.5%
Chart Industries, Inc. (A) (B)	11,100	1,061,604
Oil, Gas & Consumable Fuels - 4.6%
Gulfport Energy Corp. (A) (B)	19,060	1,203,639
Matador Resources Co. (A) (B)	52,680	981,955
PDC Energy, Inc. (A) (B)	21,540	1,146,359

	Shares	Value
Personal Products - 1.3%
Inter Parfums, Inc. (A)	26,530	$ 950,039
Pharmaceuticals - 5.0%
Akorn, Inc. - Class A (A) (B)	73,490	1,810,059
Lannett Co., Inc. (A) (B)	13,548	448,439
Prestige Brands Holdings, Inc. (A) (B)	39,810	1,425,198
Professional Services - 2.9%
Advisory Board Co. (A) (B)	32,840	2,090,923
Huron Consulting Group, Inc. (B)	384	24,084
Semiconductors & Semiconductor Equipment - 3.5%
Applied Micro Circuits Corp. (A) (B)	94,779	1,268,143
Ceva, Inc. (A) (B)	46,130	702,099
Inphi Corp. (A) (B)	45,929	592,484
Software - 6.2%
Ellie Mae, Inc. (A) (B)	45,500	1,222,585
Imperva, Inc. (A) (B)	25,530	1,228,759
QLIK Technologies, Inc. (A) (B)	33,190	883,850
Synchronoss Technologies, Inc. (A) (B)	39,090	1,214,526
Specialty Retail - 7.0%
Asbury Automotive Group, Inc. (B)	33,116	1,779,654
Express, Inc. (A) (B)	48,510	905,682
Group 1 Automotive, Inc. (A)	17,484	1,241,713
Pier 1 Imports, Inc. (A)	50,339	1,161,824
Textiles, Apparel & Luxury Goods - 4.8%
Deckers Outdoor Corp. (A) (B)	22,990	1,941,736
G-III Apparel Group, Ltd. (B)	5,689	419,791
Steven Madden, Ltd. - Class B (B)	31,808	1,163,855
Trading Companies & Distributors - 1.5%
Beacon Roofing Supply, Inc. (A) (B)	27,400	1,103,672
Transportation Infrastructure - 1.1%
WESCO Aircraft Holdings, Inc. (A) (B)	36,760	805,779

Total Common Stocks (cost $54,821,746)		71,610,229

SECURITIES LENDING COLLATERAL - 25.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.14% (C)	18,728,818	18,728,818

Total Securities Lending Collateral (cost $18,728,818)		18,728,818

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
State Street Bank & Trust Co. 0.01% (C), dated 12/31/2013, to be repurchased at $1,271,412 on 01/02/2014. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 09/15/2040, and with a value of $1,298,253.	$ 1,271,411	1,271,411

Total Repurchase Agreement (cost $1,271,411)		1,271,411

Total Investment Securities (cost $74,821,975) (D)		91,610,458
Other Assets and Liabilities - Net - (25.4)%		(18,546,077)

Net Assets - 100.0%		$ 73,064,381

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

VALUATION SUMMARY: (E)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Common Stocks	$71,610,229	$—	$—	$71,610,229
Securities Lending Collateral	18,728,818	—	—	18,728,818
Repurchase Agreement	—	1,271,411	—	1,271,411
Total Investment Securities	$90,339,047	$1,271,411	$—	$91,610,458

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of this security is on loan. The value of all securities on loan is $18,299,164. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Rate shown reflects the yield at December 31, 2013.
(D)	Aggregate cost for federal income tax purposes is $74,982,657. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $17,267,488 and $639,687, respectively. Net unrealized appreciation for tax purposes is $16,627,801.
(E)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2013

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 1.5%
Canada - 1.5%
Suncor Energy, Inc., 1.95% (A)	261,000	$ 9,150,049

Total Convertible Preferred Stock (cost $8,876,694)		9,150,049

PREFERRED STOCKS - 4.0%
Brazil - 1.2%
Investimentos Itau SA, 3.72% (A)	1,935,700	7,312,918
Korea, Republic of - 2.4%
Samsung Electronics Co., Ltd., 0.81% (A)	15,086	14,508,332
Russian Federation - 0.4%
Sberbank of Russia, 4.56% (A)	1,198,313	2,756,120

Total Preferred Stocks (cost $25,229,596)		24,577,370

COMMON STOCKS - 89.4%
Australia - 2.4%
APA Group	901,381	4,829,060
Asciano, Ltd.	1,061,213	5,457,930
Challenger Financial Services Group, Ltd.	767,839	4,250,742
Canada - 2.3%
Fairfax Financial Holdings, Ltd.	15,100	6,028,770
Horizon North Logistics, Inc.	327,700	3,069,537
Ithaca Energy, Inc. (B)	1,187,600	2,985,071
Newalta Corp.	124,200	2,036,775
Denmark - 2.2%
Carlsberg A/S - Class B	71,177	7,875,999
Danske Bank A/S - Class R (B)	239,753	5,507,524
Finland - 0.9%
UPM-Kymmene OYJ	318,810	5,407,044
France - 7.8%
Arkema SA	53,895	6,286,612
Cie Generale des Etablissements Michelin - Class B	50,738	5,392,068
Rexel SA	220,124	5,776,376
Sanofi	89,001	9,442,467
Total SA	85,140	5,215,667
Veolia Environnement SA	227,570	3,711,420
Vinci SA	91,256	5,990,808
Vivendi SA	223,003	5,876,468
Germany - 5.0%
Adidas AG	32,641	4,162,309
Allianz SE - Class A	48,902	8,798,724
Bayer AG	29,031	4,076,257
Metro AG	112,824	5,469,687
Siemens AG - Class A	57,487	7,882,533
Greece - 1.0%
Piraeus Bank SA (B)	2,880,509	6,062,953
Hong Kong - 9.4%
Cheung Kong Holdings, Ltd.	566,000	8,941,491
China Mobile, Ltd.	836,500	8,657,019
First Pacific Co., Ltd.	4,860,000	5,527,926
Fosun International, Ltd.	6,183,000	6,123,756
Guangdong Investment, Ltd.	5,484,000	5,360,731
HSBC Holdings PLC	691,600	7,505,273
Newocean Energy Holdings, Ltd.	2,960,000	2,416,311
Shenzhen Expressway Co., Ltd.	4,042,000	1,803,557
Sinotrans, Ltd.	8,250,000	3,117,303
SJM Holdings, Ltd.	2,494,000	8,330,165

	Shares	Value
Ireland - 1.5%
Ryanair Holdings PLC - ADR (B)	100,800	$ 4,730,544
Smurfit Kappa Group PLC - Class B	172,115	4,228,864
Israel - 0.9%
Israel Corp., Ltd. (B)	10,837	5,702,534
Italy - 2.9%
ENI SpA - Class B	392,315	9,479,762
Pirelli & C. SpA	191,173	3,307,316
Prysmian SpA	189,638	4,882,620
Japan - 16.1%
Aisin Seiki Co., Ltd.	142,700	5,801,621
Daito Trust Construction Co., Ltd.	31,800	2,972,917
Denki Kagaku Kogyo KK	963,000	3,980,351
FUJIFILM Holdings Corp.	279,600	7,936,455
Fukuoka Financial Group, Inc. - Class A	953,000	4,183,142
Hitachi, Ltd.	1,363,000	10,334,472
Japan Airlines Co., Ltd.	104,200	5,140,318
Kirin Holdings Co., Ltd.	354,000	5,098,116
Komatsu, Ltd.	149,100	3,061,213
Kuraray Co., Ltd.	383,400	4,576,566
Mitsubishi Corp.	318,900	6,122,213
MS&AD Insurance Group Holdings	206,200	5,542,443
Nippon Telegraph & Telephone Corp.	143,300	7,718,195
Nitori Holdings Co., Ltd.	56,650	5,363,460
ORIX Corp.	433,300	7,613,887
Resona Holdings, Inc.	1,074,000	5,480,047
Sony Corp.	216,500	3,732,092
USS Co., Ltd.	304,400	4,175,300
Korea, Republic of - 0.5%
Kangwon Land, Inc.	98,170	2,882,518
Malaysia - 1.1%
DRB-Hicom Bhd	2,518,800	2,168,529
Genting Bhd	1,422,000	4,454,196
Mexico - 0.2%
Grupo Aeroportuario del Centro Norte Sab de CV - Class B (B)	303,420	1,016,939
Netherlands - 4.4%
Delta Lloyd NV	241,334	5,989,335
Heineken Holding NV - Class A	58,944	3,728,888
Koninklijke Boskalis Westminster NV	88,594	4,680,752
Koninklijke Philips NV	264,771	9,705,316
Wolters Kluwer NV	106,207	3,031,029
Philippines - 0.7%
LT Group, Inc.	12,230,300	4,271,776
Russian Federation - 1.0%
Lukoil OAO - ADR	96,180	6,070,882
Singapore - 0.8%
Noble Group, Ltd.	5,945,000	5,040,731
South Africa - 0.8%
Kumba Iron Ore, Ltd.	122,241	5,167,566
Spain - 0.9%
Amadeus IT Holding SA - Class A	131,487	5,626,477
Sweden - 3.5%
Investor AB - Class B	231,981	7,994,884
Svenska Cellulosa AB SCA - Class B	190,997	5,884,207
Telefonaktiebolaget LM Ericsson - Class B	618,900	7,556,452
Switzerland - 4.9%
Galenica AG	2,939	2,958,689
GAM Holding AG (B)	267,777	5,213,723
Nestle SA	72,664	5,325,546

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

	Shares	Value
Switzerland (continued)
Novartis AG	137,315	$ 11,005,702
UBS AG - Class A (B)	288,574	5,525,424
Thailand - 0.4%
Bangkok Bank PCL	511,900	2,788,358
Turkey - 0.7%
Tofas Turk Otomobil Fabrikasi AS	658,035	4,103,150
United Kingdom - 15.1%
Admiral Group PLC	177,839	3,857,851
BHP Billiton PLC - ADR	122,800	7,628,336
BP PLC - ADR	148,700	7,228,307
British Sky Broadcasting Group PLC	375,260	5,244,715
Etalon Group, Ltd. - GDR, Reg S (B)	339,986	1,801,926
IG Group Holdings PLC	314,000	3,203,005
Imperial Tobacco Group PLC	125,294	4,850,896
Inchcape PLC	593,788	6,042,275
Johnson Matthey PLC	56,832	3,086,839
Kingfisher PLC	888,320	5,658,989
National Grid PLC - Class B	484,284	6,319,366
Resolution, Ltd.	836,853	4,905,685
Rexam PLC	780,005	6,852,199
Sistema JSFC - GDR, Reg S	150,509	4,834,349
TMK OAO - GDR, Reg S	396,907	4,679,534
Unilever PLC	240,958	9,903,537
Vodafone Group PLC	1,584,723	6,219,406
United States - 2.0%
Flextronics International, Ltd. (B)	816,700	6,345,759
Noble Corp. plc	160,800	6,025,176

Total Common Stocks (cost $514,708,959)		547,420,000

Principal	Value
REPURCHASE AGREEMENT - 6.4%

State Street Bank & Trust Co.
0.01% (A), dated 12/31/2013, to be repurchased at $38,992,735 on 01/02/2014. Collateralized by U.S. Government Agency Obligations, 3.50%, due 09/15/2040 - 10/15/2040, and with a total value of $39,776,347.

$ 38,992,714	$ 38,992,714

Total Repurchase Agreement (cost $38,992,714)	38,992,714

Total Investment Securities (cost $587,807,963) (C)	620,140,133
Other Assets and Liabilities - Net - (1.3)%	(8,034,819)

Net Assets - 100.0%	$ 612,105,314

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value
Oil, Gas & Consumable Fuels	6.9%	$42,546,049
Commercial Banks	6.7	41,596,335
Insurance	5.7	35,122,808
Pharmaceuticals	4.4	27,483,115
Electronic Equipment & Instruments	4.0	24,616,686
Chemicals	3.8	23,632,902
Diversified Financial Services	3.4	20,976,557
Beverages	3.4	20,974,779
Wireless Telecommunication Services	3.2	19,710,774
Metals & Mining	3.1	18,919,658
Industrial Conglomerates	2.8	17,587,849
Trading Companies & Distributors	2.7	16,939,320
Hotels, Restaurants & Leisure	2.5	15,666,879
Food Products	2.5	15,229,083
Specialty Retail	2.4	15,197,749
Semiconductors & Semiconductor Equipment	2.3	14,508,332
Auto Components	2.3	14,501,005
Media	2.3	14,152,212
Real Estate Management & Development	2.2	13,716,334
Containers & Packaging	1.8	11,081,063
Capital Markets	1.7	10,739,147
Energy Equipment & Services	1.7	10,704,710
Construction & Engineering	1.7	10,671,560
Multi-Utilities	1.6	10,030,786
Airlines	1.6	9,870,862
Diversified Telecommunication Services	1.2	7,718,195

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2013

INVESTMENTS BY INDUSTRY (unaudited) (continued):	Percentage of Total Investment Securities	Value
Consumer Finance	1.2%	$7,613,887
Communications Equipment	1.2	7,556,452
Automobiles	1.0	6,271,679
Distributors	1.0	6,042,275
Transportation Infrastructure	1.0	5,937,799
Household Products	0.9	5,884,207
IT Services	0.9	5,626,477
Food & Staples Retailing	0.9	5,469,687
Road & Rail	0.9	5,457,930
Paper & Forest Products	0.9	5,407,044
Water Utilities	0.9	5,360,731
Commercial Services & Supplies	0.8	5,106,312
Electrical Equipment	0.8	4,882,620
Tobacco	0.8	4,850,896
Gas Utilities	0.8	4,829,060
Textiles, Apparel & Luxury Goods	0.7	4,162,309
Household Durables	0.6	3,732,092
Machinery	0.5	3,061,213

Investment Securities, at Value	93.7	581,147,419
Short-Term Investments	6.3	38,992,714

Total Investments	100.0%	$620,140,133

VALUATION SUMMARY: (D)

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value at December 31, 2013
ASSETS
Investment Securities
Convertible Preferred Stock	$9,150,049	$—	$—	$9,150,049
Preferred Stocks	10,069,038	14,508,332	—	24,577,370
Common Stocks	64,481,905	482,938,095	—	547,420,000
Repurchase Agreement	—	38,992,714	—	38,992,714
Total Investment Securities	$83,700,992	$536,439,141	$—	$620,140,133

NOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate shown reflects the yield at December 31, 2013.
(B)	Non-income producing security.
(C)	Aggregate cost for federal income tax purposes is $589,005,312. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $33,778,732 and $2,643,911, respectively. Net unrealized appreciation for tax purposes is $31,134,821.
(D)	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers between Levels 1 and 2 during the period ended December 31, 2013. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

DEFINITIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OAO	Otkrytoe Aktsionernoe Obschestvo (Open Joint Stock Corporation)
Reg S	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2013

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Assets:
Investment securities, at value	$871,446,425	$389,287,943	$280,218,784	$1,580,128,316	$818,909,206
Repurchase agreements, at value	115,456,362	16,903,705	—	—	28,643,501
Cash on deposit with broker	—	—	475,000	855,000	—
Foreign currency, at value	—	—	12,646	806,219	—
Cash on deposit with custodian	—	—	—	1,717,000	—
Cash	—	1,020	—	—	202,007
Unrealized appreciation on forward foreign currency contracts	—	—	300,708	2,402	—
Unrealized appreciation on OTC swap agreements	—	—	—	480,091	—
Premium paid on OTC swap agreements	—	—	6,156	622,773	—
Receivables:
Investment securities sold	—	—	2,600,142	270,066,333	691,635
Interest	226,262	1,647,576	1,250,043	7,560,165	13,538,885
Dividends	—	—	—	—	38,325
Securities lending income (net)	—	1,868	388	25,277	—
Variation margin receivable on derivative financial instruments	—	—	104,540	—	—
Other	—	—	—	—	91,350
Prepaid expenses	11,831	5,411	3,947	17,663	10,437
Total assets	987,140,880	407,847,523	284,972,354	1,862,281,239	862,125,346
Liabilities:
Due to custodian	—	—	—	17,737	—
Cash deposit due to broker	—	—	500,000	100,000	—
Premium received on OTC swap agreements	—	—	—	487,393	—
Accounts payable and accrued liabilities:
Investment securities purchased	—	—	4,929,225	344,735,825	2,666,750
When-issued securities purchased	—	—	—	—	2,076,005
Advisory fees	213,644	122,797	80,680	414,563	411,118
Trustees and CCO fees	173	78	57	245	149
Audit and tax fees	18,137	20,085	21,043	24,506	21,822
Custody and accounting fees	26,778	10,854	19,945	57,064	25,608
Legal fees	9,362	4,461	4,544	19,538	8,323
Printing and shareholder reports fees	4,156	1,940	1,481	6,537	3,523
Variation margin payable on derivative financial instruments	—	—	—	297,853	—
Interest from TBA short commitments	—	—	—	170,281	—
Other	6,668	2,953	2,230	9,732	5,747
Collateral for securities on loan	—	7,826,473	3,295,294	80,612,269	—
Written options and swaptions, at value	—	—	495,177	154,745	—
TBA short commitments, at value	—	—	—	98,292,806	—
Unrealized depreciation on forward foreign currency contracts	—	—	679,351	383,440	—
Unrealized depreciation on OTC swap agreements	—	—	155,603	285,841	—
Total liabilities	278,918	7,989,641	10,184,630	526,070,375	5,219,045
Net assets	$986,861,962	$399,857,882	$274,787,724	$1,336,210,864	$856,906,301

Investment securities, at cost	$871,446,425	$390,151,496	$288,737,094	$1,585,919,133	$789,482,164
Repurchase agreements, at cost	$115,456,362	$16,903,705	$—	$—	$28,643,501
Foreign currency, at cost	$—	$—	$12,615	$775,829	$—
Securities loaned, at value	$—	$7,665,613	$3,229,515	$78,989,620	$—
Premium received on written option and swaptions	$—	$—	$588,150	$140,355	$—
Proceeds received from TBA short commitments	$—	$—	$—	$98,595,703	$—

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2013

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Assets:
Investment securities, at value	$135,519,968	$988,484,608	$326,099,044	$993,213,433	$1,017,603,299
Repurchase agreements, at value	628,771	10,808,881	3,929,330	1,844,517	22,506,114
Cash on deposit with broker	31,000	—	—	—	—
Foreign currency, at value	4,834	—	—	—	—
Cash	327	50,163	5,593	—	38,632
Unrealized appreciation on forward foreign currency contracts	82	—	—	—	—
Receivables:
Investment securities sold	7,504,214	496,159	342,019	6,514,118	319,754
Interest	251,517	3	1	—	6
Dividends	99,617	969,459	302,057	520,655	884,619
Dividend reclaims	1	13,117	1,338	88,016	20,190
Securities lending income (net)	1,105	26,153	7,159	20,833	14,312
Prepaid expenses	1,412	10,964	3,444	10,812	11,276
Total assets	144,042,848	1,000,859,507	330,689,985	1,002,212,384	1,041,398,202
Liabilities:
Due to custodian	—	—	—	38,387	—
Accounts payable and accrued liabilities:
Investment securities purchased	12,270,144	—	—	4,319,621	4,333,195
Advisory fees	32,495	357,861	158,931	470,847	559,612
Trustees and CCO fees	23	171	79	197	229
Audit and tax fees	22,419	19,236	20,399	24,470	17,146
Custody and accounting fees	25,617	18,718	7,995	31,568	19,258
Legal fees	1,120	8,837	2,706	8,705	14,758
Printing and shareholder reports fees	491	3,877	1,155	4,154	3,724
Variation margin payable on derivative financial instruments	8,287	—	—	—	—
Interest from TBA short commitments	3,570	—	—	—	—
Other	1,574	6,382	4,027	6,182	6,913
Collateral for securities on loan	6,288,574	76,167,901	20,759,614	55,290,020	61,362,203
Written options and swaptions, at value	3,738	—	—	—	—
TBA short commitments, at value	2,106,103	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	8,378	—	—	—	—
Total liabilities	20,772,533	76,582,983	20,954,906	60,194,151	66,317,038
Net assets	$123,270,315	$924,276,524	$309,735,079	$942,018,233	$975,081,164

Investment securities, at cost	$121,300,054	$803,998,506	$266,873,762	$717,544,735	$770,342,141
Repurchase agreements, at cost	$628,771	$10,808,881	$3,929,330	$1,844,517	$22,506,114
Foreign currency, at cost	$4,828	$—	$—	$—	$—
Securities loaned, at value	$6,150,753	$74,521,042	$20,310,565	$54,075,659	$60,010,434
Premium received on written option and swaptions	$1,680	$—	$—	$—	$—
Proceeds received from TBA short commitments	$2,113,355	$—	$—	$—	$—

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2013

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Assets:
Investment securities, at value	$186,403,692	$102,308,315	$413,631,820	$90,339,047	$581,147,419
Repurchase agreements, at value	2,076,218	1,094,007	6,304,834	1,271,411	38,992,714
Receivables:
Investment securities sold	—	—	—	472,322	71,582
Interest	1	—	2	—	11
Dividends	83,884	74,016	325,025	11,864	270,230
Dividend reclaims	—	—	—	—	2,263,202
Securities lending income (net)	5,412	2,938	36,350	4,476	6,929
Prepaid expenses	2,219	978	3,878	845	7,428
Total assets	188,571,426	103,480,254	420,301,909	92,099,965	622,759,515
Liabilities:
Due to custodian	—	—	—	—	9,921,473
Foreign currency, at value	—	—	—	—	55,728
Accounts payable and accrued liabilities:
Investment securities purchased	—	—	—	233,232	183,356
Advisory fees	85,957	53,343	230,809	46,757	392,979
Trustees and CCO fees	31	18	60	23	109
Audit and tax fees	18,326	18,241	18,064	18,320	23,541
Custody and accounting fees	5,313	3,179	9,633	4,563	58,661
Legal fees	1,877	757	4,016	2,888	9,955
Printing and shareholder reports fees	949	387	1,537	372	2,910
Other	1,571	1,103	3,168	611	5,489
Collateral for securities on loan	38,314,340	21,105,684	85,853,018	18,728,818	—
Total liabilities	38,428,364	21,182,712	86,120,305	19,035,584	10,654,201
Net assets	$150,143,062	$82,297,542	$334,181,604	$73,064,381	$612,105,314

Investment securities, at cost	$165,883,619	$74,034,634	$380,056,295	$73,550,564	$548,815,249
Repurchase agreements, at cost	$2,076,218	$1,094,007	$6,304,834	$1,271,411	$38,992,714
Foreign currency, at cost	$—	$—	$—	$—	$54,202
Securities loaned, at value	$37,487,131	$20,590,104	$83,459,379	$18,299,164	$—

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

STATEMENTS OF OPERATIONS

For the year ended December 31, 2013

	Money Market	High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond
Investment Income:
Dividend income	$—	$—	$—	$237,909	$619,470
Interest income	1,995,578	9,203,536	2,743,904	42,092,426	57,503,200
Securities lending income (net)	—	40,727	19,345	197,254	—
Withholding taxes on foreign income	—	(1,179)	—	(29,882)	(98)
Total investment income	1,995,578	9,243,084	2,763,249	42,497,707	58,122,572

Expenses:
Advisory	2,320,573	1,469,748	1,101,940	4,900,783	4,596,773
Trustees and CCO	19,638	8,845	6,829	29,917	17,629
Audit and tax	16,268	19,555	21,484	25,211	21,155
Custody and accounting	151,127	63,906	124,352	352,020	165,415
Legal	60,922	26,890	14,248	93,411	51,595
Printing and shareholder reports	55,666	25,463	19,251	84,952	49,841
Other	26,054	9,658	7,595	32,305	18,925
Total expenses	2,650,248	1,624,065	1,295,699	5,518,599	4,921,333
Expenses (waived/reimbursed)	—	—	(36,338)	—	—
Net expenses	2,650,248	1,624,065	1,259,361	5,518,599	4,921,333
Net investment income (loss)	(654,670)	7,619,019	1,503,888	36,979,108	53,201,239

Net realized gain (loss) on transactions from:
Investment securities	20,771	578,440	1,067,958	(6,772,905)	978,231
Futures contracts	—	—	1,511,362	(5,754,334)	—
Written options and swaptions	—	—	157,952	(741,605)	—
Swap agreements	—	—	589,578	15,571,218	—
Foreign currency transactions	—	—	113,751	(201,645)	—
Net realized gain (loss)	20,771	578,440	3,440,601	2,100,729	978,231

Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(6,501,402)	(30,912,716)	(51,077,788)	5,528,464
Futures contracts	—	—	(323,022)	(1,362,923)	—
Written options and swaptions	—	—	48,271	(47,537)	—
Swap agreements	—	—	(496,288)	(1,039,438)	—
Translation of assets and liabilities denominated in foreign currencies	—	—	(312,336)	(227,454)	—
TBA short commitments	—	—	—	535,685	—
Net change in unrealized appreciation (depreciation)	—	(6,501,402)	(31,996,091)	(53,219,455)	5,528,464
Net realized and change in unrealized gain (loss)	20,771	(5,922,962)	(28,555,490)	(51,118,726)	6,506,695
Net increase (decrease) in net assets resulting from operations	$(633,899)	$1,696,057	$(27,051,602)	$(14,139,618)	$59,707,934

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2013

	Balanced	Large Value	Large Core	Large Growth	Mid Value
Investment Income:
Dividend income	$1,358,387	$18,881,062	$5,654,828	$10,520,768	$14,447,330
Interest income	853,255	2,484	836	1,056	6,551
Securities lending income (net)	13,950	155,139	51,504	195,400	136,548
Withholding taxes on foreign income	(969)	(36,032)	(10,464)	(101,009)	(43,971)
Total investment income	2,224,623	19,002,653	5,696,704	10,616,215	14,546,458

Expenses:
Advisory	515,645	3,930,716	1,667,213	5,413,579	5,967,769
Trustees and CCO	2,412	18,274	5,815	18,320	18,565
Audit and tax	23,179	18,048	19,127	23,369	16,582
Custody and accounting	159,855	111,547	42,759	184,971	110,359
Legal	7,504	54,544	17,129	54,028	55,684
Printing and shareholder reports	6,888	53,187	16,744	53,531	54,158
Other	2,744	19,872	6,165	20,227	19,585
Total expenses	718,227	4,206,188	1,774,952	5,768,025	6,242,702
Expenses (waived/reimbursed)	(145,288)	—	—	(92,499)	(7,720)
Net expenses	572,939	4,206,188	1,774,952	5,675,526	6,234,982
Net investment income (loss)	1,651,684	14,796,465	3,921,752	4,940,689	8,311,476

Net realized gain (loss) on transactions from:
Investment securities	8,031,717	177,405,771	58,081,271	96,593,710	100,682,194
Futures contracts	132,771	—	—	—	—
Written options and swaptions	(16,285)	—	—	—	—
Foreign currency transactions	4,419	—	—	(1,898)	12,734
Net realized gain (loss)	8,152,622	177,405,771	58,081,271	96,591,812	100,694,928

Net change in unrealized appreciation (depreciation) on:
Investment securities	9,414,539	86,365,970	25,059,363	163,688,767	142,457,537
Futures contracts	14,528	—	—	—	—
Written options and swaptions	(2,057)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	(2,456)	—	—	1,458	(37)
TBA short commitments	14,100	—	—	—	—
Net change in unrealized appreciation (depreciation)	9,438,654	86,365,970	25,059,363	163,690,225	142,457,500
Net realized and change in unrealized gain (loss)	17,591,276	263,771,741	83,140,634	260,282,037	243,152,428
Net increase (decrease) in net assets resulting from operations	$19,242,960	$278,568,206	$87,062,386	$265,222,726	$251,463,904

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2013

	Mid Growth	Small Value	Small Core	Small Growth	International Equity
Investment Income:
Dividend income	$1,162,520	$1,057,430	$4,625,292	$200,832	$14,054,114
Interest income	461	492	1,410	419	3,394
Securities lending income (net)	107,100	36,414	395,835	93,404	309,199
Withholding taxes on foreign income	(5,076)	—	(20,299)	—	(1,180,008)
Total investment income	1,265,005	1,094,336	5,002,238	294,655	13,186,699

Expenses:
Advisory	1,221,174	633,821	2,528,790	563,801	4,578,894
Trustees and CCO	3,626	1,616	6,628	1,398	12,936
Audit and tax	17,105	17,200	17,099	17,206	126,750
Custody and accounting	31,031	17,169	65,781	24,926	367,787
Legal	10,905	4,824	19,827	8,668	33,668
Printing and shareholder reports	10,990	4,748	19,845	4,958	37,095
Other	4,073	1,716	7,065	1,545	14,194
Total expenses	1,298,904	681,094	2,665,035	622,502	5,171,324
Expenses (waived/reimbursed)	(26,847)	(24,086)	—	(18,429)	—
Net expenses	1,272,057	657,008	2,665,035	604,073	5,171,324
Net investment income (loss)	(7,052)	437,328	2,337,203	(309,418)	8,015,375

Net realized gain (loss) on transactions from:
Investment securities	41,797,631	7,673,016	102,679,628	4,048,714	170,599,027
Futures contracts	—	—	196,697	—	—
Foreign currency transactions	(693)	—	(42)	—	1,720,955
Net realized gain (loss)	41,796,938	7,673,016	102,876,283	4,048,714	172,319,982

Net change in unrealized appreciation (depreciation) on:
Investment securities	2,753,869	14,403,424	(14,136,578)	17,451,716	(101,941,351)
Futures contracts	—	—	(31,262)	—	—
Translation of assets and liabilities denominated in foreign currencies	5	—	36	—	242,835
Net change in unrealized appreciation (depreciation)	2,753,874	14,403,424	(14,167,804)	17,451,716	(101,698,516)
Net realized and change in unrealized gain (loss)	44,550,812	22,076,440	88,708,479	21,500,430	70,621,466
Net increase (decrease) in net assets resulting from operations	$44,543,760	$22,513,768	$91,045,682	$21,191,012	$78,636,841

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Money Market		High Quality Bond		Inflation-Protected Securities
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$(654,670)	$(960,513)	$7,619,019	$8,515,508	$1,503,888	$5,028,483
Net realized gain (loss)	20,771	86	578,440	1,238,247	3,440,601	15,124,782
Net change in unrealized appreciation (depreciation)	—	—	(6,501,402)	2,393,318	(31,996,091)	4,052,311
Net increase (decrease) in net assets resulting from operations	(633,899)	(960,427)	1,696,057	12,147,073	(27,051,602)	24,205,576

From transactions in investors’ beneficial interests:
Contributions	653,764,501	607,906,945	248,234,781	150,407,683	52,376,827	52,452,782
Withdrawals	(614,626,579)	(654,217,536)	(236,118,950)	(234,736,980)	(91,673,855)	(94,065,725)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	39,137,922	(46,310,591)	12,115,831	(84,329,297)	(39,297,028)	(41,612,943)

Net increase (decrease) in net assets	38,504,023	(47,271,018)	13,811,888	(72,182,224)	(66,348,630)	(17,407,367)

Net assets:
Beginning of year	948,357,939	995,628,957	386,045,994	458,228,218	341,136,354	358,543,721
End of year	$986,861,962	$948,357,939	$399,857,882	$386,045,994	$274,787,724	$341,136,354

	Core Bond		High Yield Bond		Balanced
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$36,979,108	$46,111,919	$53,201,239	$56,048,435	$1,651,684	$1,985,977
Net realized gain (loss)	2,100,729	29,636,680	978,231	15,614,503	8,152,622	4,620,041
Net change in unrealized appreciation (depreciation)	(53,219,455)	47,071,976	5,528,464	37,127,582	9,438,654	7,067,798
Net increase (decrease) in net assets resulting from operations	(14,139,618)	122,820,575	59,707,934	108,790,520	19,242,960	13,673,816

From transactions in investors’ beneficial interests:
Contributions	229,761,560	259,905,444	116,427,122	112,473,979	21,426,618	9,137,794
Withdrawals	(349,444,213)	(501,283,416)	(139,221,398)	(130,547,942)	(27,001,328)	(17,320,402)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(119,682,653)	(241,377,972)	(22,794,276)	(18,073,963)	(5,574,710)	(8,182,608)

Net increase (decrease) in net assets	(133,822,271)	(118,557,397)	36,913,658	90,716,557	13,668,250	5,491,208

Net assets:
Beginning of year	1,470,033,135	1,588,590,532	819,992,643	729,276,086	109,602,065	104,110,857
End of year	$1,336,210,864	$1,470,033,135	$856,906,301	$819,992,643	$123,270,315	$109,602,065

	Large Value		Large Core		Large Growth
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$14,796,465	$17,614,276	$3,921,752	$4,205,876	$4,940,689	$6,849,377
Net realized gain (loss)	177,405,771	94,470,108	58,081,271	21,814,060	96,591,812	113,489,403
Net change in unrealized appreciation (depreciation)	86,365,970	29,113,417	25,059,363	13,087,450	163,690,225	23,287,865
Net increase (decrease) in net assets resulting from operations	278,568,206	141,197,801	87,062,386	39,107,386	265,222,726	143,626,645

From transactions in investors’ beneficial interests:
Contributions	67,473,165	62,284,142	27,612,712	15,282,782	50,143,117	68,357,724
Withdrawals	(206,804,126)	(296,208,563)	(49,923,765)	(44,610,616)	(198,361,205)	(403,278,229)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(139,330,961)	(233,924,421)	(22,311,053)	(29,327,834)	(148,218,088)	(334,920,505)

Net increase (decrease) in net assets	139,237,245	(92,726,620)	64,751,333	9,779,552	117,004,638	(191,293,860)

Net assets:
Beginning of year	785,039,279	877,765,899	244,983,746	235,204,194	825,013,595	1,016,307,455
End of year	$924,276,524	$785,039,279	$309,735,079	$244,983,746	$942,018,233	$825,013,595

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Mid Value		Mid Growth		Small Value
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$8,311,476	$10,393,561	$(7,052)	$191,875	$437,328	$1,151,661
Net realized gain (loss)	100,694,928	74,180,247	41,796,938	25,644,878	7,673,016	10,989,012
Net change in unrealized appreciation (depreciation)	142,457,500	52,088,706	2,753,874	1,869,722	14,403,424	1,661,200
Net increase (decrease) in net assets resulting from operations	251,463,904	136,662,514	44,543,760	27,706,475	22,513,768	13,801,873

From transactions in investors’ beneficial interests:
Contributions	71,316,736	55,523,930	14,172,136	15,871,932	9,361,371	5,249,082
Withdrawals	(125,663,958)	(163,056,686)	(73,505,761)	(85,247,660)	(19,760,939)	(52,825,641)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(54,347,222)	(107,532,756)	(59,333,625)	(69,375,728)	(10,399,568)	(47,576,559)

Net increase (decrease) in net assets	197,116,682	29,129,758	(14,789,865)	(41,669,253)	12,114,200	(33,774,686)

Net assets:
Beginning of year	777,964,482	748,834,724	164,932,927	206,602,180	70,183,342	103,958,028
End of year	$975,081,164	$777,964,482	$150,143,062	$164,932,927	$82,297,542	$70,183,342

	Small Core		Small Growth		International Equity
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
From operations:
Net investment income (loss)	$2,337,203	$3,212,148	$(309,418)	$(159,293)	$8,015,375	$10,591,032
Net realized gain (loss)	102,876,283	28,699,445	4,048,714	10,769,184	172,319,982	47,769,505
Net change in unrealized appreciation (depreciation)	(14,167,804)	10,199,488	17,451,716	(4,949,469)	(101,698,516)	49,185,516
Net increase (decrease) in net assets resulting from operations	91,045,682	42,111,081	21,191,012	5,660,422	78,636,841	107,546,053

From transactions in investors’ beneficial interests:
Contributions	20,969,699	21,791,667	11,088,755	6,048,358	56,228,758	82,896,113
Withdrawals	(74,769,828)	(63,026,884)	(17,515,184)	(61,533,273)	(137,192,742)	(256,180,194)
Net increase (decrease) in net assets resulting from transactions in investors’ beneficial interests	(53,800,129)	(41,235,217)	(6,426,429)	(55,484,915)	(80,963,984)	(173,284,081)

Net increase (decrease) in net assets	37,245,553	875,864	14,764,583	(49,824,493)	(2,327,143)	(65,738,028)

Net assets:
Beginning of year	296,936,051	296,060,187	58,299,798	108,124,291	614,432,457	680,170,485
End of year	$334,181,604	$296,936,051	$73,064,381	$58,299,798	$612,105,314	$614,432,457

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

FINANCIAL HIGHLIGHTS

For the years ended:

	Money Market
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$986,862	$948,358	$995,629	$1,065,396	$1,132,907
Total return	(0.07)%	(0.11)%	(0.04)%	0.02%	0.36%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.29%	0.28%	0.28%	0.28%	0.27%
Before (waiver/reimbursement)	0.29%	0.28%	0.28%	0.28%	0.27%
Net investment income (loss) to average net assets	(0.07)%	(0.11)%	(0.04)%	0.02%	0.37%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	High Quality Bond
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$399,858	$386,046	$458,228	$463,701	$477,088
Total return	0.41%	2.95%	2.16%	4.20%	9.83%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.39%	0.38%	0.38%	0.38%	0.38%
Before (waiver/reimbursement)	0.39%	0.38%	0.38%	0.38%	0.38%
Net investment income (loss) to average net assets	1.81%	2.10%	2.43%	2.99%	3.75%
Portfolio turnover rate	77%	68%	84%	87%	104%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Inflation-Protected Securities
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$274,788	$341,136	$358,544	$328,010	$370,010
Total return	(8.26)%	7.06%	12.33%	6.23%	10.22%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.40%	0.40%	0.40%	0.38%	0.40%
Before (waiver/reimbursement)	0.41%	0.40%	0.40%	0.38%	0.40%
Net investment income (loss) to average net assets	0.48%	1.43%	3.30%	2.04%	1.02%
Portfolio turnover rate	99%	103%	134%	117%	118%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Core Bond
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$1,336,211	$1,470,033	$1,588,591	$1,622,006	$1,749,531
Total return	(0.96)%	8.28%	6.20%	8.26%	12.89%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.39%	0.39%	0.39%	0.39%	0.38%
Before (waiver/reimbursement)	0.39%	0.39%	0.39%	0.39%	0.38%
Net investment income (loss) to average net assets	2.64%	3.03%	3.54%	3.65%	4.45%
Portfolio turnover rate	200%	297%	406%	633%	1,014	%(A)

(A)	Excludes investment securities received in kind.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	High Yield Bond
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$856,906	$819,993	$729,276	$709,083	$641,917
Total return	7.48%	15.14%	4.93%	15.81%	57.21%
Ratio and supplemental data
Expenses to average net assets(A)
After (waiver/reimbursement)	0.59%	0.59%	0.59%	0.59%	0.59%
Before (waiver/reimbursement)	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income (loss) to average net assets	6.37%	7.23%	8.04%	8.84%	10.10%
Portfolio turnover rate(B)	51%	102%	81%	98%	98%

(A)	Does not include expenses of the investment companies in which the portfolio invests.
(B)	Does not include the portfolio activity of the investment companies in which the portfolio invests.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Balanced
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$123,270	$109,602	$104,111	$116,337	$137,734
Total return	18.33%	13.47%	3.60%	13.91%	23.45%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.50%	0.50%	0.50%	0.50%	0.50%
Before (waiver/reimbursement)	0.63%	0.61%	0.62%	0.59%	0.55%
Net investment income (loss) to average net assets	1.44%	1.82%	2.26%	2.42%	3.01%
Portfolio turnover rate	123%	150%	245%	211%	167%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Large Value
	December 31, 2013	December 31, 2012		December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$924,277	$785,039		$877,766	$1,014,115	$1,263,463
Total return	38.08%	17.39%		2.32%	14.66%	16.71%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.48%	0.48%		0.47%	0.47%	0.48%
Before (waiver/reimbursement)	0.48%	0.48%		0.47%	0.47%	0.48%
Net investment income (loss) to average net assets	1.69%	2.08	%(A)	1.70%	1.65%	2.22%
Portfolio turnover rate	99%	48%		55%	62%	124	%(B)

(A)	Includes litigation proceeds received during the year that represented 0.15%.
(B)	Excludes investment securities received in kind.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Large Core
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$309,735	$244,984	$235,204	$255,995	$280,896
Total return	37.28%	17.30%	3.51%	11.79%	23.36%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.64%	0.64%	0.63%	0.63%	0.62%
Before (waiver/reimbursement)	0.64%	0.64%	0.63%	0.63%	0.62%
Net investment income (loss) to average net assets	1.41%	1.68%	1.37%	1.47%	1.57%
Portfolio turnover rate	116%	54%	63%	55%	168%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Large Growth
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$942,018	$825,014	$1,016,307	$1,176,583	$1,341,520
Total return	35.32%	14.91%	(1.78)%	16.62%	35.56%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.65%	0.65%	0.65%	0.65%	0.65%
Before (waiver/reimbursement)	0.66%	0.66%	0.65%	0.66%	0.65%
Net investment income (loss) to average net assets	0.57%	0.75%	0.34%	0.56%	0.97%
Portfolio turnover rate	49%	53%	53%	119%	102	%(A)

(A)	Excludes investment securities received in kind.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Mid Value
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$975,081	$777,964	$748,835	$909,134	$808,661
Total return	32.99%	19.50%	(2.19)%	21.29%	32.53%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.70%	0.70%	0.70%	0.69%	0.70%
Before (waiver/reimbursement)	0.70%	0.70%	0.70%	0.69%	0.70%
Net investment income (loss) to average net assets	0.93%	1.36%	1.08%	1.14%	1.44%
Portfolio turnover rate	53%	71%	69%	76%	122%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Mid Growth
	December 31, 2013		December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$150,143		$164,933	$206,602	$269,733	$251,749
Total return	30.35%		13.93%	(6.90)%	29.27%	25.24%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.75%		0.75%	0.75%	0.75%	0.75%
Before (waiver/reimbursement)	0.77%		0.76%	0.75%	0.75%	0.76%
Net investment income (loss) to average net assets	(–)	%(A)	0.10%	(0.33)%	(0.36)%	(0.23)%
Portfolio turnover rate	234%		178%	135%	199%	214%

(A)	Rounds to less than 0.01% or (0.01)%.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Small Value
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$82,298	$70,183	$103,958	$134,427	$145,727
Total return	34.10%	16.11%	1.35%	23.12%	19.64%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.85%	0.85%	0.85%	0.85%	0.85%
Before (waiver/reimbursement)	0.88%	0.88%	0.87%	0.87%	0.88%
Net investment income (loss) to average net assets	0.57%	1.41%	0.63%	0.84%	1.24%
Portfolio turnover rate	16%	15%	16%	121%	103%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Small Core
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$334,182	$296,936	$296,060	$341,598	$340,044
Total return	33.62%	15.04%	(2.19)%	29.89%	27.64%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.84%	0.84%	0.84%	0.85%	0.85%
Before (waiver/reimbursement)	0.84%	0.84%	0.84%	0.85%	0.85%
Net investment income (loss) to average net assets	0.74%	1.07%	0.32%	0.43%	0.67%
Portfolio turnover rate	195%	59%	59%	55%	88%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	Small Growth
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$73,064	$58,300	$108,124	$142,731	$152,724
Total return	37.97%	1.30%	(6.45)%	25.65%	32.99%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.90%	0.90%	0.90%	0.90%	0.90%
Before (waiver/reimbursement)	0.93%	0.94%	0.94%	0.93%	0.93%
Net investment income (loss) to average net assets	(0.46)%	(0.20)%	(0.37)%	(0.41)%	(0.38)%
Portfolio turnover rate	72%	209%	120%	99%	104%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

	International Equity
	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Net assets end of year (000’s)	$612,105	$614,432	$680,170	$893,260	$1,044,049
Total return	13.92%	17.35%	(13.51)%	14.94%	26.10%
Ratio and supplemental data
Expenses to average net assets
After (waiver/reimbursement)	0.85%	0.82%	0.82%	0.81%	0.82%
Before (waiver/reimbursement)	0.85%	0.82%	0.82%	0.81%	0.82%
Net investment income (loss) to average net assets	1.31%	1.65%	1.70%	1.45%	1.39%
Portfolio turnover rate	116%	23%	24%	29%	138%

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS

At December 31, 2013

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds: Transamerica Partners Money Market Portfolio (“Money Market”), Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”), Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”), Transamerica Partners Core Bond Portfolio (“Core Bond”), Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”), Transamerica Partners Balanced Portfolio (“Balanced”), Transamerica Partners Large Value Portfolio (“Large Value”), Transamerica Partners Large Core Portfolio (“Large Core”), Transamerica Partners Large Growth Portfolio (“Large Growth”), Transamerica Partners Mid Value Portfolio (“Mid Value”), Transamerica Partners Mid Growth Portfolio (“Mid Growth”), Transamerica Partners Small Value Portfolio (“Small Value”), Transamerica Partners Small Core Portfolio (“Small Core”), Transamerica Partners Small Growth Portfolio (“Small Growth”), and Transamerica Partners International Equity Portfolio (“International Equity”) (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

Transamerica Asset Management, Inc. (“TAM”) provides continuous and regular investment advisory services to the Portfolios. TAM acts as a manager of managers, providing advisory services that include, without limitation, the design and development of each Portfolio and its investment strategy and the ongoing review and evaluation of that investment strategy including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for each Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending and implementing fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Portfolios’ investments; regular review of sub-adviser performance and holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation of portfolio holdings; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolios’ Board of Trustees; oversight of preparation of prospectuses, shareholder reports and other disclosure materials and filings; and oversight of other service providers to the Portfolios, such as the custodian, the transfer agent, the administrator, the distributor, the Portfolios’ independent registered public accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations for the Portfolios; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment advisory services. Where TAM employs sub-advisers, the sub-advisers carry out and effectuate the investment strategy designed for the Portfolios by TAM and are responsible, subject to TAM’s and the Board of Trustees oversight, for the day-to-day management of the Portfolios and for making decisions to buy, hold or sell a particular security.

Transamerica Fund Services, Inc. (“TFS”) provides supervisory and administrative services to each Portfolio. TFS’s supervisory and administrative services include performing certain administrative services for the Portfolios and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided for the Portfolios by State Street Bank and Trust Company (“State Street”), to whom TFS has outsourced the provision of certain services as described below; to the extent agreed upon by TFS and the Portfolios; from time to time, monitoring and verifying the custodian’s daily calculation of net asset value; shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of each Portfolio’s investments; recommending and implementing fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolios’ custodian and their dividend disbursing agent and monitoring their services to the Portfolios; assisting the Portfolios in preparing reports to shareholders; preparation of agendas and supporting documents for and minutes of meetings of the Board of Trustees and committees of Trustees; and preparation of regular communications with the Trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TFS to perform supervisory and administrative services to the Portfolios. State Street performs back office services to support TFS, including furnishing financial and performance information about the Portfolios for inclusion in regulatory filings and Trustees and shareholder reports; preparing drafts of regulatory filings, Trustees materials, tax returns, expenses and budgeting; tax compliance testing; and maintaining books and records. TFS pays all expenses it incurs in connection with providing these services in the Amended and Restated Services Agreement with the exception of the costs of certain services specifically assumed by the Portfolios, as numerated within the Statements of Operations.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or its affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

In preparing the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolios pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolios to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolios in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio (“Navigator”), a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2013. No individual portfolio has a significant holding in the Navigator.

By lending securities, a Portfolio seeks to increase its net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statements of Operations. Income from loaned securities in the Statements of Operations is net of fees and rebates earned by the lending agent for its services. The value of loaned securities and related collateral outstanding at December 31, 2013 are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

The open repurchase agreements and related collateral at December 31, 2013 are shown on a gross basis in the Schedules of Investments.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Foreign taxes: The Portfolios may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolios may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statements of Operations.

Forward foreign currency contracts: The Portfolios are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2013 are listed in the Schedules of Investments.

Option contracts: The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, enter into option contracts to manage exposure to various market fluctuations. Portfolios purchase or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolios pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying investment. Writing put options tends to increase exposure to the underlying investment. When a Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Inflation-capped options: A Portfolio purchases or writes inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Foreign currency options: The Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolios the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

The underlying face amounts of open option and swaption contracts at December 31, 2013 are listed in the Schedules of Investments.

Transactions in written options were as follows:

Inflation-Protected Securities	Premiums	Contracts
Balance at December 31, 2012	$8,848	44
Sales	587,388	2,222
Closing Buys	(229,227)	(389)
Expirations	(255,292)	(1,476)
Exercised	(96,544)	(194)

Balance at December 31, 2013	$15,173	207

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Core Bond	Premiums	Contracts
Balance at December 31, 2012	$—	—
Sales	2,010,139	6,200
Closing Buys	(1,961,707)	(5,537)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2013	$48,432	663

Balanced	Premiums	Contracts
Balance at December 31, 2012	$—	—
Sales	65,196	205
Closing Buys	(63,516)	(182)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2013	$1,680	23

Transactions in written swaptions, inflation cap and foreign exchange options were as follows:

Inflation-Protected Securities	Premiums	Notional Amount
Balance at December 31, 2012	$399,123	$38,505,000
Sales	740,404	104,110,000
Closing Buys	(665,649)	(96,400,000)
Expirations	(156,595)	(16,400,000)
Exercised	(27,194)	(3,400,000)

Balance at December 31, 2013	$290,089	$26,415,000

Inflation-Protected Securities	Premiums	Notional Amount
Balance at December 31, 2012	$—	AUD	—
Sales	34,576		3,400,000
Closing Buys	—		—
Expirations	(34,576)		(3,400,000)
Exercised	—		—

Balance at December 31, 2013	$—	AUD	—

Inflation-Protected Securities	Premiums	Notional Amount
Balance at December 31, 2012	$224,437	EUR	4,270,000
Sales	171,842		16,965,000
Closing Buys	—		—
Expirations	(113,391)		(12,645,000)
Exercised	—		—

Balance at December 31, 2013	$282,888	EUR	8,590,000

Core Bond	Premiums	Notional Amount
Balance at December 31, 2012	$229,600	$12,300,000
Sales	—	—
Closing Buys	(229,600)	(12,300,000)
Expirations	—	—
Exercised	—	—

Balance at December 31, 2013	$—	$—

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Core Bond	Premiums	Notional Amount
Balance at December 31, 2012	$—	JPY	—
Sales	91,923		3,560,000,000
Closing Buys	—		—
Expirations	—		—
Exercised	—		—

Balance at December 31, 2013	$91,923	JPY	3,560,000,000

Futures contracts: The Portfolios are subject to equity and commodity risk, interest rate risks, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios, with the exception of Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolios each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2013 are listed in the Schedules of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in multilateral or other trade facility platforms, such as a registered exchange (“centrally cleared swaps”). Centrally cleared swaps listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swaps the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolios enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses in the Statements of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. The Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolios’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Certain Portfolios sell credit default swaps, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps is disclosed in the Schedules of Investments . The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments . If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolios would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolios enter into interest rate swap agreements. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. Portfolios with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

The open centrally cleared swap agreements at December 31, 2013 are listed in the Schedules of Investments. The centrally cleared swap agreements are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio, if applicable, and is included in the Statements of Assets and Liabilities.

The open OTC swap agreements at December 31, 2013 are listed in the Schedule of Investments. The premiums paid (received), as applicable, are included in the Statements of Assets and Liabilities along with the unrealized appreciation (depreciation).

Loan participations and assignments: The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolios may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolios that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolios have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolios held no unsecured loan participations at December 31, 2013.

Open loan participations and assignments at December 31, 2013 are included in the Schedules of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Open balances, if any, are included in the payable or receivable for investments purchased or sold in the Statements of Assets and Liabilities.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

Structured notes: Certain Portfolios invest in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investing in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes are listed within the Schedules of Investments.

When-Issued, forward delivery securities and delayed delivery settlements: The Portfolios may purchase or sell securities on a when-issued, forward (delayed) delivery basis or delayed settlement. When-issued and forward delivery transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios engage in when-issued transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolios engage in when-issued and forward delivery transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement.

Delayed delivery transactions involve a commitment by the Portfolios to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolios will segregate with its custodian either cash, U.S. Government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolios if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolios are delayed or prevented from completing the transaction. The Portfolios may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolios sell a security on a delayed delivery basis, the Portfolios do not participate in future gains and losses on the security.

Treasury inflation-protected securities (“TIPS”): Certain Portfolios invest in TIPS. TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of a TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The adjustments to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations with a corresponding adjustment to cost.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

The PIKs at December 31, 2013 are listed in the Schedules of Investments.

Restricted and illiquid securities: The Portfolios may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2013 are listed in the Schedules of Investments.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolios with broker/dealers with which other funds or portfolios advised by TAM has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 1. (continued)

commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured for the year ended December 31, 2013, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Portfolio Name	Commissions
Large Growth	$30,115
Mid Value	160,057
Mid Growth	18,530
Small Value	318
Small Core	44,658
Small Growth	3,896
International Equity	7,952

Portfolios not listed in the above table did not have any commissions recaptured during the year ended December 31, 2013.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trusts (“REITs”): Dividend income related to a REIT is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Portfolios’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolios use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs may vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities for which significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to the total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each respective Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Investment companies are valued at the net asset value (“NAV”) of the underlying portfolios. These securities are actively traded and no valuation adjustments are applied. Exchange-Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 2. (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are traded on inactive markets or valued by reference to similar instruments and are generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage passthroughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage passthroughs include TBA securities and mortgage passthrough certificates. Generally, TBA securities and mortgage passthroughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolios’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolios’ investments, at December 31, 2013, is disclosed in the Valuation Summary of each Portfolio’s Schedule of Investments.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS

TAM, the Portfolios’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of Aegon NV. AUSA is wholly-owned by Aegon USA, LLC (“Aegon USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Aegon USA is owned by Aegon US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Partners Funds Group (“TPFG”) is a an open-end management investment company. The percentage of each Portfolio that is owned by TPFG is as follows:

Transamerica Partners Funds Group	Investments in Portfolio
Money Market	48.09%
High Quality Bond	20.86
Inflation-Protected Securities	35.29
Core Bond	23.67
High Yield Bond	14.14
Balanced	42.75
Large Value	27.58
Stock Index	7.09
Large Core	26.14
Large Growth	26.42
Mid Value	16.06
Mid Growth	38.50
Small Value	43.49
Small Core	26.67
Small Growth	48.46
International Equity	25.74

Transamerica Partners Funds Group II (“TPFG II”) is a an open-end management investment company. The percentage of each Portfolio that is owned by TPFG II is as follows:

Transamerica Partners Funds Group II	Investments in Portfolio
Money Market	32.09%
High Quality Bond	16.09
Inflation-Protected Securities	31.64
Core Bond	29.98
High Yield Bond	36.99
Balanced	4.67
Large Value	13.01
Stock Index	19.14
Large Core	2.42
Large Growth	13.86
Mid Value	48.21
Mid Growth	22.58
Small Value	14.57
Small Core	9.20
Small Growth	18.75
International Equity	13.23

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

TFLIC Sub-accounts	Investments in Portfolio
Money Market	3.31%
High Quality Bond	14.50
Inflation-Protected Securities	12.44
Core Bond	12.15
High Yield Bond	5.79
Balanced	48.25
Large Value	38.40
Large Core	55.23
Large Growth	40.39
Mid Value	5.64
Mid Growth	0.86
Small Value	0.95
Small Core	51.65
Small Growth	1.02
International Equity	23.71

Diversified Investment Advisors Collective Investment Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

CIT Sub-accounts	Investments in Portfolio
Money Market	16.47%
High Quality Bond	39.48
Inflation-Protected Securities	15.34
Core Bond	28.94
High Yield Bond	24.98
Balanced	3.96
Large Value	16.03
Large Core	12.93
Large Growth	16.48
Mid Value	6.72
Mid Growth	23.46
Small Value	33.12
Small Core	10.68
Small Growth	24.08
International Equity	32.44

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

TAM Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of Aegon USA. The percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

CTF Sub-accounts	Investments in Portfolio
Money Market	0.03%
High Quality Bond	9.06
Inflation-Protected Securities	5.28
Core Bond	5.26
High Yield Bond	18.09
Balanced	—
Large Value	4.82
Large Core	3.28
Large Growth	2.77
Mid Value	23.37
Mid Growth	14.60
Small Value	7.88
Small Core	1.80
Small Growth	7.68
International Equity	4.89

TFS is the Portfolios’ administrator and receives no separate compensation for providing transfer agency services. TAM and TFS are affiliates of Aegon NV.

Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers and/or trustees of TAM or its affiliates. No interested trustee receives compensation from the Series Portfolio or from the entities that invest in the Series Portfolio.

Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. For its services, TAM receives fees from each Portfolio, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below corresponding to the Portfolios’ average daily net assets (“ANA”).

For each Portfolio, TAM has entered into Investment Sub-Advisory Agreements with the Portfolios’ sub-advisers. It is the responsibility of each sub-adviser to make the day-to-day investment decisions of the Portfolios, and to place the purchase and sales orders for securities transactions of the Portfolios, subject in all cases to the general supervision of TAM.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Payment of fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of a Portfolio.

Portfolio Name	Advisory Fee
Money Market	0.250%
High Quality Bond	0.350
Inflation-Protected Securities	0.350
Core Bond	0.350
High Yield Bond	0.550
Balanced	0.450
Large Value	0.450
Large Core	0.600
Large Growth	0.620
Mid Value	0.670
Mid Growth	0.720
Small Value	0.820
Small Core (Effective June 28, 2013)
First $300 million	0.800
Over $300 million	0.770
Small Core (Prior to June 28, 2013)	0.800
Small Growth
First $300 million	0.840
Over $300 million	0.800
International Equity (Effective December 15, 2013)
First $500 million	0.740
Over $500 million to $1 billion	0.720
Over $1 billion to $2 billion	0.690
Over $2 billion	0.660
International Equity (Prior to December 15, 2013)	0.750

TAM has voluntarily elected to waive fees to the extent that the total operating expenses of a Portfolio exceed the following expense caps (as a percentage of ANA):

Portfolio Name	Expense Cap
Money Market	0.30%
High Quality Bond	0.40
Inflation-Protected Securities	0.40
Core Bond	0.40
High Yield Bond	0.60
Balanced	0.50
Large Value	0.50
Large Core	0.65
Large Growth	0.65
Mid Value	0.70
Mid Growth	0.75
Small Value	0.85
Small Core	0.85
Small Growth	0.90
International Equity	0.90

The expenses reimbursed are included in the Statements of Operations. Such fee waivers are not subject to recoupment by TAM in future years.

TAM also may waive additional fees from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. Expenses reimbursed that are unsettled at year end are included in Due from advisor in the Statements of Assets and Liabilities.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 3. (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated (the “Deferred Compensation Plan”), available to the Trustees, compensation payable from the Portfolios may be deferred that would otherwise be payable by the Separate Account to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), as elected by the Trustee.

Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2013.

NOTE 4. PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2013 were as follows:

	Purchases of securities		Proceeds from maturities and sales of securities
Portfolio Name	Long-term	U.S. Government	Long-term	U.S. Government
Money Market	$—	$—	$—	$—
High Quality Bond	130,156,992	201,111,402	117,567,058	198,345,781
Inflation-Protected Securities	28,545,873	270,929,672	19,051,184	288,318,310
Core Bond	754,326,935	1,875,232,289	819,308,650	1,899,710,033
High Yield Bond	436,821,072	—	407,292,028	—
Balanced	75,384,689	58,614,540	80,319,335	60,332,844
Large Value	844,425,449	—	964,545,834	—
Large Core	316,581,000	—	335,146,265	—
Large Growth	426,454,218	—	550,421,160	—
Mid Value	452,737,541	—	478,949,608	—
Mid Growth	387,427,630	—	448,343,966	—
Small Value	11,663,624	—	19,749,690	—
Small Core	602,541,353	—	654,037,450	—
Small Growth	47,063,707	—	53,916,630	—
International Equity	682,227,090	—	768,960,004	—

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

Inflation-Protected Securities:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	7	10	8
Purchased options and swaptions	9	10	8
Written options and swaptions	10	10	14
Swap agreements	12	7	7
Forward foreign currency contracts	12	22	14
(A)	Calculated based on positions held at each month end during the current year.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Asset derivatives
Purchased options and swaptions, at value (B) (C)	$1,264,355	$5,292	$1,269,647
Premium paid on swap agreements (C) (D)	6,971	—	6,971
Unrealized appreciation on futures contracts (C) (E)	343,201	—	343,201
Unrealized appreciation on swap agreements (C) (F)	111,198	—	111,198
Unrealized appreciation on forward foreign currency contracts	—	300,708	300,708
Total gross amount of assets (G)	$1,725,725	$306,000	$2,031,725
Liability derivatives
Written options and swaptions, at value (C)	$(457,631)	$(37,546)	$(495,177)
Unrealized depreciation on futures contracts (C) (E)	(428,615)	—	(428,615)
Unrealized depreciation on swap agreements (C) (F)	(259,537)	—	(259,537)
Unrealized depreciation on forward foreign currency contracts	—	(679,351)	(679,351)
Total gross amount of liabilities (G)	$(1,145,783)	$(716,897)	$(1,862,680)
(B)	Included within Investment securities, at value.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Includes premium paid on OTC swap agreements as reported on the Statements of Assets and Liabilities, as well as the premium paid on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(E)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(F)	Includes unrealized appreciation (depreciation) on OTC swap agreements as reported on the Statements of Assets and Liabilities, as well as the unrealized appreciation (depreciation) on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(G)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (G)	Value Eligible for Offset	Collateral Received (H)	Net Amount (not less than $0)
BNP Paribas SA	$15,112	$—	$—	$15,112
Barclays Bank PLC	11,468	(11,468)	—	—
Citibank, N.A.	6,541	—	—	6,541
Credit Suisse International	131,012	(91,980)	—	39,032
Deutsche Bank AG	1,289,157	(660,723)	—	628,434
UBS AG	22,309	(2,631)	—	19,678
Other Derivatives (I)	556,126	—	—	556,126
Total	$2,031,725	$(766,802)	$—	$1,264,923

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (G)	Value Eligible for Offset	Collateral Pledged (H)	Net Amount (not less than $0)
Barclays Bank PLC	$551,509	$(11,468)	$—	$540,041
Credit Suisse International	91,980	(91,980)	—	—
Deutsche Bank AG	660,723	(660,723)	—	—
UBS AG	2,631	(2,631)	—	—
Other Derivatives (I)	555,837	—	—	555,837
Total	$1,862,680	$(766,802)	$—	$1,095,878
(G)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
(H)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(I)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Effect of Derivative Instruments in the Statements of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (J)	$457,809	$(164,407)	$293,402
Net realized gain (loss) on futures contracts	1,511,362	—	1,511,362
Net realized gain (loss) on written options and swaptions	(109,914)	267,866	157,952
Net realized gain (loss) on swap agreements	589,578	—	589,578
Net realized gain (loss) on forward foreign currency contracts (K)	—	349,783	349,783
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (L)	270,536	23,327	293,863
Net change in unrealized appreciation (depreciation) on futures contracts	(323,022)	—	(323,022)
Net change in unrealized appreciation (depreciation) on written options and swaptions	(5,442)	53,713	48,271
Net change in unrealized appreciation (depreciation) on swap agreements	(496,288)	—	(496,288)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (M)	—	(307,000)	(307,000)
Total	$1,894,619	$223,282	$2,117,901
(J)	Included within Net realized gain (loss) on transactions from Investment securities.
(K)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(L)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(M)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Core Bond:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	11	7	8
Purchased options and swaptions	3	5	3
Written options and swaptions	1	4	2
Swap agreements	10	16	18
Forward foreign currency contracts	4	3	5
(A)	Calculated based on positions held at each month end during the current year.

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Asset derivatives
Purchased options and swaptions, at value (B) (C)	$777,166	$—	$—	$777,166
Premium paid on swap agreements (C) (D)	226	—	622,773	622,999
Unrealized appreciation on futures contracts (C) (E)	1,342,264	—	—	1,342,264
Unrealized appreciation on swap agreements (C) (F)	246,162	—	412,674	658,836
Unrealized appreciation on forward foreign currency contracts	—	2,402	—	2,402
Total gross amount of assets (G)	$2,365,818	$2,402	$1,035,447	$3,403,667
Liability derivatives
Written options and swaptions, at value (C)	$(154,745)	$—	$—	$(154,745)
Premium received on swap agreements (C) (H)	—	—	(1,427,754)	(1,427,754)
Unrealized depreciation on futures contracts (C) (E)	(1,638,980)	—	—	(1,638,980)
Unrealized depreciation on swap agreements (C) (F)	(268,318)	—	(315,954)	(584,272)
Unrealized depreciation on forward foreign currency contracts	—	(383,440)	—	(383,440)
Total gross amount of liabilities (G)	$(2,062,043)	$(383,440)	$(1,743,708)	$(4,189,191)
(B)	Included within Investment securities, at value.
(C)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(D)	Includes premium paid on OTC swap agreements as reported on the Statements of Assets and Liabilities, as well as the premium paid on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(E)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(F)	Includes unrealized appreciation (depreciation) on OTC swap agreements as reported on the Statements of Assets and Liabilities, as well as the unrealized appreciation (depreciation) on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.
(G)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.
(H)	Includes premium received on OTC swap agreements as reported on the Statements of Assets and Liabilities, as well as premiums received on centrally cleared swap agreements included in the variation margin receivable/payable on derivative financial instruments.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (H)	Value Eligible for Offset	Collateral Received (I)	Net Amount (not less than $0)
BNP Paribas SA	$2,402	$—	$—	$2,402
Bank of America, N.A.	192,696	(19,826)	—	172,870
Barclays Bank PLC	719,773	(444,199)	—	275,574
Citibank, N.A.	67,417	—	(67,417)	—
Deutsche Bank AG	399,542	(399,542)	—	—
Morgan Stanley Capital Services, Inc.	53,077	(17,124)	—	35,953
Other Derivatives (J)	1,968,760	—	—	1,968,760
Total	$3,403,667	$(880,691)	$(67,417)	$2,455,559

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (H)	Value Eligible for Offset	Collateral Pledged (I)	Net Amount (not less than $0)
Bank of America, N.A.	$19,826	$(19,826)	$—	$—
Barclays Bank PLC	444,199	(444,199)	—	—
Deutsche Bank AG	722,532	(399,542)	(322,990)	—
Morgan Stanley Capital Services, Inc.	17,124	(17,124)	—	—
Other Derivatives (J)	2,985,510	—	—	2,985,510
Total	$4,189,191	$(880,691)	$(322,990)	$2,985,510
(H)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
(I)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(J)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statements of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (K)	$1,266,475	$—	$—	$1,266,475
Net realized gain (loss) on futures contracts	(5,754,334)	—	—	(5,754,334)
Net realized gain (loss) on written options and swaptions	(741,605)	—	—	(741,605)
Net realized gain (loss) on swap agreements	13,599,591	—	1,971,627	15,571,218
Net realized gain (loss) on forward foreign currency contracts (L)	—	(579,327)	—	(579,327)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (M)	163,113	—	—	163,113
Net change in unrealized appreciation (depreciation) on futures contracts	(1,362,923)	—	—	(1,362,923)
Net change in unrealized appreciation (depreciation) on written options and swaptions	(47,537)	—	—	(47,537)
Net change in unrealized appreciation (depreciation) on swap agreements	786,360	—	(1,825,798)	(1,039,438)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (N)	—	(284,369)	—	(284,369)
Total	$7,909,140	$(863,696)	$145,829	$7,191,273
(K)	Included within Net realized gain (loss) on transactions from Investment securities.
(L)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(M)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(N)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Balanced:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	11	7	8
Purchased options and swaptions	1	1	2
Written options and swaptions	—	1	2	(B)
Forward foreign currency contracts	4	2	3
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The tables below highlight the types of risk associated with the derivative instruments:

Fair Value of Derivative Instruments in the Statements of Assets and Liabilities as of December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Asset derivatives
Purchased options and swaptions, at value (C) (D)	$15,525	$—	$—	$15,525
Unrealized appreciation on futures contracts (D) (E)	52,852	—	12,068	64,920
Unrealized appreciation on forward foreign currency contracts	—	82	—	82
Total gross amount of assets (F)	$68,377	$82	$12,068	$80,527
Liability derivatives
Written options and swaptions, at value (D)	$(3,738)	$—	$—	$(3,738)
Unrealized depreciation on futures contracts (D) (E)	(51,969)	—	—	(51,969)
Unrealized depreciation on forward foreign currency contracts	—	(8,378)	—	(8,378)
Total gross amount of liabilities (F)	$(55,707)	$(8,378)	$—	$(64,085)
(C)	Included within Investment securities, at value.
(D)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(E)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(F)	The Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities.

The following tables present the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2013:

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Financial Assets and Derivative Assets, and Collateral Received as of December 31, 2013:

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (G)	Value Eligible for Offset	Collateral Received (H)	Net Amount (not less than $0)
BNP Paribas SA	$82	$—	$—	$82
Other Derivatives (I)	80,445	—	—	80,445
Total	$80,527	$—	$—	$80,527

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of December 31, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (G)	Value Eligible for Offset	Collateral Pledged (H)	Net Amount (not less than $0)
Barclays Bank PLC	$8,378	$—	$—	$8,378
Other Derivatives (I)	55,707	—	—	55,707
Total	$64,085	$—	$—	$64,085
(G)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
(H)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(I)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

Effect of Derivative Instruments in the Statement of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on purchased options and swaptions (J)	$44,425	$—	$—	$44,425
Net realized gain (loss) on futures contracts	(53,852)	—	186,623	132,771
Net realized gain (loss) on written options and swaptions	(16,285)	—	—	(16,285)
Net realized gain (loss) on forward foreign currency contracts (K)	—	(16,125)	—	(16,125)
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased options and swaptions (L)	7,675	—	—	7,675
Net change in unrealized appreciation (depreciation) on futures contracts	4,824	—	9,704	14,528
Net change in unrealized appreciation (depreciation) on written options and swaptions	(2,057)	—	—	(2,057)
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (M)	—	(1,796)	—	(1,796)
Total	$(15,270)	$(17,921)	$196,327	$163,136
(J)	Included within Net realized gain (loss) on transactions from Investment securities.
(K)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(L)	Included within Net change in unrealized appreciation (depreciation) on Investment securities.
(M)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

For non-exchange traded derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Small Core:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Futures contracts	1	—	1	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 5. (continued)

The table below highlights the types of risk associated with the derivative instruments:

Effect of Derivative Instruments in the Statements of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Equity contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on futures contracts	$196,697	$196,697
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	(31,262)	(31,262)
Total	$165,435	$165,435

International Equity:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The following table details the volume of derivative positions held during the year:

	Beginning number of positions at December 31, 2012	Ending number of positions at December 31, 2013	Average number of positions (A)
Forward foreign currency contracts	1	—	7	(B)
(A)	Calculated based on positions held at each month end during the current year.
(B)	Although there were no open positions at the beginning and/or the end of the year the Portfolio periodically invested in this derivative during the year.

The table below highlights the types of risk associated with the derivative instruments:

Effect of Derivative Instruments in the Statements of Operations for the year ended December 31, 2013:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts	Total
Net realized gain (loss) on derivatives recognized in income
Net realized gain (loss) on forward foreign currency contracts (C)	$1,750,709	$1,750,709
Net change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on forward foreign currency transactions (D)	367,901	367,901
Total	$2,118,610	$2,118,610
(C)	Included within Net realized gain (loss) on transactions from Foreign currency transactions.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies.

NOTE 6. FEDERAL INCOME TAX MATTERS

The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolios’ federal tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Portfolios’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolios’ financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Portfolios identify their major tax jurisdictions as U.S. Federal, the State of Florida, the state of New York, and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total

Transamerica Partners Portfolios	Annual Report 2013

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2013

NOTE 6. (continued)

amounts of unrecognized tax benefits will change materially in the next twelve months. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets. Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, post-October loss deferrals, paydown gain/loss, foreign capital gains tax, and return of capital distributions from underlying investments.

NOTE 7. ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued an update which sets forth a new approach for determining whether a public or private company qualifies as an Investment Company and requires certain additional disclosures. The adoption of this disclosure requirement is effective for financial statements interim and annual reporting periods beginning on or after December 15, 2013. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Portfolio’s financial statements.

NOTE 8. SUBSEQUENT EVENTS

Effective on or about May 1, 2014, TAM will terminate its investment sub-advisory agreements with BlackRock Financial Management, Inc. with respect to Transamerica Partners Balanced Portfolio and Transamerica Partners Core Bond Portfolio and will enter into new sub advisory agreements with AUIM, subject to shareholder approval. Upon the effective date of this change, TAM’s advisory fee is subject to change. AUIM is an affiliated sub-adviser.

Effective on or about May 1, 2014, TAM will terminate its investment sub-advisory agreement with Eaton Vance Management with respect to Transamerica Partners High Yield Bond Portfolio and will enter into a new sub advisory agreement with AUIM, subject to shareholder approval. Upon the effective date of this change, TAM’s advisory fee is subject to change. AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolios’ financial statements.

Transamerica Partners Portfolios	Annual Report 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”) as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Transamerica Partners Portfolios at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2014

Transamerica Partners Portfolios	Annual Report 2013

Board Members and Officers

The Board Members and executive officers of each Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of each Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of each Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 172 funds as of the date of this Annual Report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members of each Trust and each Portfolio Trust, their year of birth, their positions with the Trusts, and their principal occupations for the past five years (their titles may have varied during that period) the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of either of the Trusts or Transamerica Partners Portfolios.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012

President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);

President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

Chairman (2013 – present), Board Member (2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS (2012 – present);

Chairman (2013 – present), Board Member (2013 – present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (2012 – present);

Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (2012 – present);

				172	N/A

Transamerica Partners Portfolios	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS—continued
Thomas A. Swank (continued)

Director and Trust Officer, Massachusetts Fidelity Trust Company (2012 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director and President, Aegon Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Executive Vice President, Transamerica Life Insurance Company (2010 – present);

Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000), and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Transamerica Partners Portfolios	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS—continued
Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	172	First Allied Holdings Inc. (2013 – 2014)
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	172	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2007

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, Transamerica Funds and TIS (2002 – present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				172	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Partners Portfolios	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	172	N/A
Russell A. Kimball, Jr (1944)	Board Member	2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	172	N/A
Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).	172	N/A

Transamerica Partners Portfolios	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Interim President, Mt. Mercy University (2013 – present); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	172	Buena Vista University Board of Trustees (2004 – present); Chairman (2012 – present)
Joyce G. Norden (1939)	Board Member	Since 2002	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	172	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)
Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;	172	Honorary Trustee, Bryant University (1996 – present)

Transamerica Partners Portfolios	Annual Report 2013

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)			Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	172	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013); Remember Honor Support, Inc. (non-profit organization) (2013 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Partners Portfolios	Annual Report 2013

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with each Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Chairman, Board Member, President and Chief Executive Officer	Since 2012	See Table Above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – 2012); and Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012

Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Transamerica Partners Portfolios	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Erin E. King (1976)	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Since 2013

Vice President, Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Vice President, Chief Compliance Officer and Chief Risk Officer, TAM (2013 – present); Vice President, TFS (2013 – present);

Managing Director and Chief Compliance Officer, Guggenheim Partners Investment Management, LLC (2007 – 2013);

Regulatory Affairs Compliance Officer, Western Asset Management Company (2004 – 2007);

Compliance Officer, Citigroup Asset Management (2002 – 2004); and Compliance Examiner, National Association of Securities Dealers (now, FINRA) (1999 – 2002).

Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010

Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President and Chief Accounting Officer, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Transamerica Partners Portfolios	Annual Report 2013

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Assistant Secretary, TII (2009 – 2010); and Vice President and Senior Counsel, TAM (2008 – present).
Richard J. Wirth (1958)	Assistant Secretary	Since 2013

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Senior Vice President, Division General Counsel and Secretary, Transamerica Advisors Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Advisors Life Insurance Company of New York (2012 – present);

Vice President and Division General Counsel, Transamerica Financial Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Transamerica Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Monumental Life Insurance Company (2012 – present);

Senior Vice President and Division General Counsel, Western Reserve Life Assurance Co. of Ohio (2012 – present);

Secretary, Aegon Financial Services Group, Inc. (2012 – present); and

Assistant General Counsel, The Hartford (2004 – 2012).

Matthew H. Huckman, Sr. (1968)	Tax Manager	Since 2014	Tax Manager, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2014 – present); Tax Manager, TFS (2012 – present); and Assistant Mutual Fund Tax Manager, Invesco (2007 – 2012).
Maria P. Sell (1978)	Assistant Treasurer	Since 2013

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2013 – present);

Director, Fund Administration, TAM (2012 – present);

Vice President, Fund Administration, J.P. Morgan (2010 – 2012); and

Assurance Manager, PricewaterhouseCoopers LLP (2006 – 2010).

*	Elected and serves at the pleasure of the Board of each Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Transamerica Partners Portfolios	Annual Report 2013

TRANSAMERICA PARTNERS FUNDS

P.O. Box 9012, Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

Item 2: Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable.
(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 12/31
		2013	2012
(a)	Audit Fees	175	159
(b)	Audit-related Fees (1)	—	—
(c)	Tax Fees (2)	241	101
(d)	All Other Fees (3)	—	—
(e) (1)	Pre-approval policy (4)	—	—
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to the Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.	Yes	Yes

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.
(4)	Audit Committee Preapproval Policy (“Procedures”). Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

(a)	The schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
	(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
	(3)	Not applicable.

(b)		A certification for the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Partners Portfolio s (Registrant)

By:	/s/ Thomas A. Swank
Thomas A. Swank Chief Executive Officer Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
(Principal Executive Officer)
Date: February 28, 2014

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date: February 28, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer